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                                                                   EXHIBIT 10.24


                   EXCLUSIVE SUPPLY AND SOLE SOURCE AGREEMENT

         This Exclusive Supply and Sole Source Agreement (the "Agreement"), entered into as of the Effective Date (the "Effective Date"), is by and between Intelligent Systems for Retail, Inc. ("ISR"), a California corporation with offices at 1241 E. Hillsdale Boulevard, Suite 210, Foster City, California 94404, and Diamond Phoenix Corporation ("Diamond "), a Maine corporation with offices at 167 River Road, Lewiston, Maine 04241.

                                    RECITALS

         WHEREAS, ISR is in the business of soliciting direct consumer sales via the Internet and then selling and delivering grocery, drugstore, and general merchandise products to general consumers;

         WHEREAS, Diamond is in the business of designing, manufacturing, integrating and installing equipment for automated materials handling, including Carousel Products;

         WHEREAS, the parties desire that Diamond manufacture and sell to ISR various types of Carousel Products for automated materials handling;

         WHEREAS, the parties desire that ISR purchase all of its requirements for these Carousel Products from Diamond Phoenix; and

         WHEREAS, the parties by this Agreement desire to set forth their various rights and responsibilities regarding the sale and purchase of such Carousel Products.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

                                    AGREEMENT

1.0 DEFINITIONS.

1.1 "Affiliate" shall mean (i) a corporation performing activities relating to ISR's business in which ISR owns and controls, directly or indirectly, at least fifty percent (50%) of the outstanding shares entitled to vote for the board of directors; (ii) a franchisee or licensee of ISR; or (iii) a joint venture with a third party (x) which joint venture performs activities relating to ISR's business, and (y) in which ISR owns or controls at least twenty percent (20%) equity interest.

1.2 "Carousel Product" shall mean Diamond's carousel product for automated materials handling, as more fully described in Exhibit A, including all equipment and related Carousel Software. The parties agree that, from time to time and subject to mutual agreement, the parties may amend or add different configurations of carousel
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products to this list. When used without capitalization, the term "carousel products" shall refer to carousel products generally and not just those manufactured by Diamond.

1.3 "Carousel Software" shall mean that certain software, in source code and object code format, which (1) controls the functionality of the Carousel Product or (2) interfaces with other materials handling systems.

1.4 "Intellectual Property" shall mean all rights of a person or entity in, to, or arising out of: (i) any U.S. or foreign patent (or any similar right) or any application therefor and any and all reissues, divisions, continuations, renewals, extensions and continuations-in part thereof; (ii) inventions (whether patentable or not in any country), invention disclosures, improvements, trade secrets, proprietary information, know-how, technology and technical data; (iii) copyrights and registrations and applications therefor in the U.S. or any foreign country, and all other rights corresponding thereto throughout the world; and (iv) any other proprietary rights anywhere in the world.

1.5 "Shareholder Agreement" shall mean that certain Amended and Restated Shareholder Agreement of even date herewith.

1.6 "Specifications" means the specifications for the Carousel Product, as set forth in Exhibit A.

1.7 "Purchase Order" means a written order from ISR (or any of its Affiliates) delivered to Diamond requesting Diamond to manufacture and sell a Carousel Product and stating the proposed unit numbers and specifications of the Carousel Product, the location at which the Carousel Product will be installed (the "Worksite") and any special conditions thereof that might affect the fabrication, installation or testing of the Carousel Product, shipping instructions, any request for Diamond to supply labor for installation, a requested testing schedule and procedure, and the requested delivery date. The Purchase Order may also include a reference to a "Technical Proposal" sent by Diamond to ISR, including such information as price, scope of work, system functionality, delivery schedule, and acceptance test criteria.

2.0 MANUFACTURING AND SALES.

2.1 Manufacturing and Sale.

         (a) Manufacturing and Sale. Upon ISR's (as used in this Section 2.0 only, ISR shall also refer to ISR's designated Affiliate(s)) Purchase Orders therefor and pursuant to the terms and conditions of this Agreement, Diamond agrees to manufacture and sell all Carousel Products ordered by ISR to ISR or its designated Affiliates, and, subject to Section 2.1(c), ISR agrees to purchase such Carousel Products from Diamond.

         (b) Diamond Exclusivity. Provided that ISR fulfills its obligations pursuant to Section 4 or unless ISR provides prior written consent, Diamond shall not sell any Carousel Products (whether sold by Diamond or sold by a licensee, distributor, integrator, broker or any other third


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party authorized by Diamond) to any other entity in the business of soliciting and transacting direct consumer sales via the Internet and delivering (whether using its own transportation or via outsourcing to a third party) grocery, drugstore, and general merchandise to customers.

         (c) ISR Exclusivity and Sole Source. For so long as Diamond manufactures and sells to ISR its required supply of carousel products, ISR agrees to purchase all of its requirements for carousel products from Diamond. If Diamond fails to provide ISR with all its required supply of Carousel Products ordered pursuant to this Agreement on any particular Purchase Order for a given site on the delivery dates reasonably required by ISR, such failure shall not be considered a breach of this Agreement but will entitle to ISR to purchase enough equivalent products from a third party to fulfill such particular Purchase Order. The foregoing notwithstanding, subject to ISR's fulfilling its obligations set forth in Section 4 of this Agreement, Diamond's obligations pursuant to Section 2.1(b) shall remain in full force and effect.

2.2 Orders and Forecasts.

         (a) All purchases and sales between ISR (and any of its Affiliates) and Diamond, whether consummated directly or indirectly through a third party agent of Diamond, shall be initiated by ISR's issuance of written Purchase Orders sent via airmail or by telephone or facsimile and then confirmed by written Purchase Orders. The acceptance by Diamond of a Purchase Order shall be indicated by written acknowledgment thereof by Diamond. In the event of a conflict between the terms and conditions of any Purchase Order and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall control as to such conflict, unless the parties agree in writing that the terms and conditions of a particular Purchase Order shall supersede a particular term or condition of this Agreement.

         (b) ISR shall have the right to cancel Purchase Order(s) or any portions thereof for any reason by notifying Diamond in writing no later than thirty (30) days after ISR submits its Purchase Order(s) pursuant to Section 2.2(a). Cancellation shall be effective upon Diamond's receipt of the written cancellation notice from ISR. Diamond shall cease all work on such canceled purchase order(s) in accordance with the cancellation notice. In the event that Diamond incurs any costs in connection with preparing for or commencing work on a Purchase Order that is canceled pursuant to this provision, including without limitation costs for materials, drawings or labor, ISR shall reimburse Diamond for such reasonable costs within thirty (30) days of receiving an invoice therefor.

2.3 Delivery and Shipping. Diamond shall ship the Carousel Products to ISR's Worksite suitably packaged for shipment in Diamond's standard containers. All shipping costs shall be prepaid by Diamond but invoiced to ISR.

2.4 Insurance and Risk of Loss. Immediately following delivery of the Carousel Product to the Worksite, ISR shall be responsible for and shall bear any and all risk of loss of or damage to the Carousel Product. ISR shall, at its expense, take out and maintain insurance in an amount at least equal to the Purchase Price covering all risks of loss or damage to the Carousel Product. Such insurance shall name Diamond as an insured party and shall provide for an insurer's waiver of


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subrogation in favor of all insured parties. Prior to delivery of the Carousel
Product to the Worksite, Diamond shall be responsible for and shall bear any and all risk of loss of or damage to the Carousel Product. Diamond, at its expense, shall maintain insurance in an amount equal to or greater than the value of all Carousel Products that Diamond is manufacturing for or shipping to ISR, such insurance to cover all risks of loss or damage to the Carousel Products.

2.5 Site Conditions and Provisions by Purchaser. ISR, at its own expense, shall provide at the Worksite reasonable means of access to a minimum of one dock door, with the availability of a dock leveler, a completely enclosed building to protect Diamond's equipment from the elements, completion of water-tight roof and such electric current, water, heat, ventilation, telephone service, a temporary office space, light and other utilities and facilities required for the installation of the Carousel Product. In the event that any elevator or crane service owned by ISR shall be available at the Worksite, Diamond may, without charge, use any such service for handling of materials during installation. ISR shall allow Diamond access to the Worksite for inspection of compliance to these requirements, prior to commencement of the installation. Additional provisions and conditions related to Worksite conditions and installation may be attached to the Purchase Order and acceptance thereof.

2.6 Permits. Prior to the installation of the Carousel Product, ISR shall procure and pay for all building, erection and other licenses, permits, authorizations and inspections required in connection with the Carousel Product. Diamond shall not be responsible for any failure of the Carousel Product or its installation to comply with building, electrical or other codes or regulations of local, state or federal agencies or authorities.

2.7 Changes, Delays. At any time prior to delivery, ISR may request in writing any substitutions, deviations, additions, or deletions (hereinafter referred to as "Changes") in the Carousel Product and in the specifications or drawings incorporated in this Agreement or the Purchase Order. All of the terms and conditions of this Agreement shall apply to such Changes. If Diamond's performance is delayed by any such Changes or by other causes within control of ISR, ISR agrees to reimburse Diamond for reasonable and documented expenses incurred as a result of such delay, including without limitation, the costs of storing, maintaining, repairing, and refurbishing Carousel Product, demurrage, labor and material escalation and pull out charges. Upon request by ISR, Diamond shall provide to ISR an itemized list of all such expenses with supporting documentation. In such event, ISR also agrees to excuse the delay and accept Diamond's performance at any appropriately deferred completion date.

2.8 Labor and Personnel. Any request that Diamond supply labor at the Worksite (other than Diamond's customary installation supervisor) shall be set forth in the Purchase Order and the cost of such labor, including any premium for overtime, shall be negotiated for each order.

2.9 Test and Inspection By ISR.

         (a) All Carousel Products manufactured and delivered by Diamond may be subject to incoming receiving inspection by ISR at the Worksite.


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         (b) Within five (5) days of delivery of the Carousel Product to the
Worksite, ISR shall inspect the Carousel Product for damage incurred during shipping and conformity to the Purchase Order. If ISR determines that the order it has received does not conform to the Purchase Order, or is damaged during shipment, ISR shall notify Diamond in writing within ten days of the date of delivery of the Carousel Product to the Worksite and Diamond shall at its own expense repair or replace such Carousel Product.

         (c) Each Purchase Order and acceptance thereof shall state the procedure and schedule for testing of the Carousel Product.

3.0 CAROUSEL SOFTWARE.

3.1 Carousel Software. Diamond shall own all right, title and interest in and to the Carousel Software, including any Intellectual Property rights therein.

3.2 License Grant. Diamond grants to ISR (and its designated Affiliate(s) as applicable) a nonexclusive, worldwide, perpetual, irrevocable, royalty-free, fully paid up license to use, display and publicly perform the Carousel Software in connection with the operation of the Carousel Products; and, for purposes of executing the Carousel Software, analysis, and running simulations by ISR and Affiliate(s) only, to copy the Carousel Software. Without limiting the foregoing, ISR may grant to its designated Affiliate(s) to which it has sold, leased or otherwise transferred a Carousel Product or which has purchased a carousel Product directly from Diamond (or any third party agent of Diamond) a sublicense in and to its rights in the Carousel Software co-extensive with the rights granted hereunder by Diamond to ISR.

3.3 Ownership of Modifications. As between ISR and Diamond, subject to and with exception of Diamond's ownership of the Carousel Software as set forth in section 3.1, ISR shall own all right, title, and interest in and to any permitted modifications and derivative works made from or to the Carousel Software on behalf of ISR, including all Intellectual Property rights therein. ISR grants Diamond a nonexclusive, worldwide, perpetual, irrevocable, royalty-free, fully paid up license to use and copy any such modifications and to sub-license any such modifications and derivative works to any licensee other than a business described in section 2.1(b). Nothing in this section 3.3 should be construed to allow ISR to modify or make derivative works from the Carousel Software without the express written consent of Diamond.

3.4. Software Escrow.

         3.4.1. Escrow Account.

         (a) On the Effective Date, and as a condition precedent to any obligation of ISR hereunder, Diamond will deposit a copy of all materials relating to the Carousel Software, including the binary and source code for the Carousel Software, and all tools used by Diamond to generate such software that are not generally commercially available, such as Diamond-authored development tools, etc., such that a reasonably skilled programmer could understand and modify such Carousel Software (collectively, the "Source Materials") in escrow with a mutually


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acceptable escrow agent and the parties will enter into a mutually acceptable source code escrow agreement on customary terms consistent with the provisions of this Section 3.5. Diamond will deposit all Source Materials with the escrow agent in accordance with the escrow agreement, but in no event shall such deposits occur less frequently than once per calendar quarter. ISR shall have the right to inspect any deposited Source Materials after delivery to the escrow agent, but only on the premises of the escrow agent and only as necessary to verify the nature and completeness of such Source Materials. ISR shall pay the fees of the escrow agent.

         (b) In the event that Diamond ceases to carry on business for thirty
(30) consecutive days, fails or is otherwise unable to provide service and support which it is contractually obligated to provide for the Carousel Software, which inability continues for thirty (30) days after ISR notifies Diamond in writing of the alleged failure in service and support, the deposited Source Materials shall be delivered to ISR by the escrow agent. Delivery of the deposited materials will be made to ISR after written request by ISR to the escrow agent, stating the grounds upon which the request is made. On receipt of the request from ISR, the escrow agent will mail a copy of the request to Diamond and will then deliver the deposited Source Materials to ISR forthwith thirty (30) days after the copy of the request is mailed to Diamond. If Diamond disputes the occurrence of any default event specified in ISR's request, the escrow agent will not deliver the requested Source Materials to either party until directed to do so by ISR and Diamond jointly, or until ordered to do so by final order of a court of competent jurisdiction or pursuant to an arbitration proceeding initiated by either of the parties, in accordance with the then-current rules of the American Arbitration Association. If ISR initiates the arbitration, it shall be with an arbitrator located in the State of Maine. If Diamond initiates such arbitration, it shall be with an arbitrator located in the State of California. If a party initiates such arbitration, the other party agrees to submit to the jurisdiction thereof, solely for the purpose of adjudicating release pursuant to this Section 3.4 and to cooperate fully to complete such proceeding as quickly as possible. The decision of the arbitrator will be binding and either party will have the right to enter such order in a court of competent jurisdiction.

         3.4.2. Use of Source Materials.

         (a) On the occurrence of receipt by ISR of the Source Materials, ISR may use the Source Materials, either directly or indirectly, through a third party programmer or analyst engaged by ISR specifically to complete or continue Diamond's work, solely to modify, enhance, and support the Carousel Product, and to make a reasonable number of copies of the Source Materials to assist in the performance of such tasks;

         (b) ISR acknowledges and agrees that the Source Materials constitute confidential proprietary information of Diamond. ISR may disclose the Source Materials only to those employees of ISR (or Affiliates) required to have knowledge of such information to perform their duties. ISR shall protect the Source Materials with the same degree of care as it protects its own confidential information, and in no event less than a reasonable degree of care.

         (c) If a problem that resulted in ISR obtaining the Source Materials is later cured, ISR shall promptly return the Source Materials to escrow agent.


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4.0 ISR PERFORMANCE CRITERIA.

4.1 Minimum Order. In order to maintain the exclusivity granted in Section 2.1(b) and the effect of the Standstill Period as defined in the Stock Purchase Agreement and the Shareholder Agreement, ISR (including all orders from its Affiliate(s)) shall annually order at least the following amounts of Carousel Products from Diamond:

         (a) From January 1, 1999, through March 31, 2000, ISR shall place cumulative orders of Carousel Products in an amount of Ten Million Dollars ($10,000,000.00);

         (b) From January 1, 1999, through December 31, 2000, ISR shall place cumulative orders of Carousel Products in an amount of Twenty-two Million Five Hundred Thousand Dollars ($22,500,000.00); and

         (c) From January 1, 1999, through December 31, 2001, ISR shall place cumulative orders of Carousel Products in an amount of Thirty-five Million Dollars ($35,000,000.00).

4.2 In the event that ISR fails to order the minimum amounts of Carousel Products set forth above, but such orders nonetheless total at least seventy-five percent (75%) of such minimum amounts, such failure shall not be considered a breach of this Agreement but ISR may only maintain the exclusivity in 2. 1 (b) and the Standstill Period by placing additional orders to meet the minimum amounts within the first quarter of the following year.

4.3 In the event that IRS fails to order the minimum number of Carousel Products set forth above and does not correct any such shortcoming pursuant to section 4.2, such failure shall not be deemed a breach of this Agreement but shall allow Diamond to terminate the Standstill Period and the restriction that Diamond limit certain sales to ISR exclusively as set forth in section 2.1(b).

4.4 For the purpose of determining whether ISR has placed sufficient orders to meet the performance criteria set forth in this section, an "order" shall be defined to include all of the following:

         (a) The receipt by Diamond of a written Purchase Order from ISR:

         (b) The receipt by ISR of Diamond's written acceptance of the Purchase Order;

         (c) The receipt by Diamond of ISR's deposit of ten percent (10%) of the purchase price; and

         (d) The receipt by Diamond on a continuing basis of all payments invoiced with respect to a particular order in a timely manner.




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For the purposes of this section 4, an order placed by ISR or an Affiliate directly or indirectly through an authorized agent, licensee, distributor, integrator or broker of Diamond's shall be considered an order by ISR from Diamond.

5.0 TECHNICAL SUPPORT.

         Within one hundred and twenty (120) days of the Effective Date, the parties shall negotiate and enter into a Separate Support Agreement, pursuant to which Diamond would provide technical support to ISR regarding use of the Carousel Products.

6.0 PRICE AND PAYMENT.

6.1 Price. ISR (as used in this Section 6.0 only, ISR shall also refer to ISR's Affiliate) will pay to Diamond for Carousel Products as follows:

         (a) ISR will pay to Diamond (whether sold by Diamond or sold by a licensee, distributor, integrator, broker or any other third party authorized by Diamond) for Carousel Products based on the price list and pricing methodology set forth in Exhibit B. During the Term (but not extending through any renewal term), Diamond shall not increase the prices charged to ISR for Carousel Products by more than two-thirds (2/3) of the increase in the Consumer Price Index ("CPI") over the twelve month period prior to any such increase. As used herein, CPI means the U.S. Consumer Price Index for all Urban Consumers, U.S. City Average - All Items 1982-1984 = 100 Base for the applicable twelve (12) month period as published by the Bureau of Labor Statistics. The price for Carousel Products sold during any renewal term is set forth in section 7.2.

         (b) During the term of this Agreement and any extensions thereof, Diamond shall provide ISR with a volume discount on Carousel Products ordered, and such discount shall be set equal as follows:

                  (i) If during any one (1) calendar year period, ISR places orders for Carousel Products in an aggregate sum of between Five Million Dollars ($5,000,000.00) and Ten Million Dollars ($ 10,000,000.00), Diamond shall reduce the price, retroactively or prospectively, as the case may be, of Carousel Products ordered during the entire calendar year by six percent (6%).

                  (ii) If during any one (1) calendar year period, ISR places orders for Carousel Products in an aggregate sum of more than Ten Million Dollars ($ 10,000,000.00) but less than Twenty Million Dollars ($20,000,000.00), Diamond shall reduce the price, retroactively or prospectively, as the case may be, of Carousel Products ordered during the entire calendar year by eight and one-half percent (8.5%).

                  (iii) If during any one (1) calendar year period, ISR places orders for Carousel Products in an aggregate sum of more than Twenty Million Dollars


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         ($20,000,000.00), Diamond shall reduce the price, retroactively or prospectively, as the case may be, of Carousel Products ordered during the entire calendar year by ten percent (10%).

                  (iv) For the purpose of determining whether ISR has placed sufficient orders to qualify for the discounts set forth in this section and determining whether a particular order is made during a calendar year when a discount has been earned, the definition of "order" set forth in Section 4.4. shall apply.

         (c) During each Extension Period (as defined in section 7.2 below) elected by ISR, Diamond may increase the price charged ISR for the Carousel Product by one hundred percent (100%) of the increase in the CPI during the twelve month period prior to any such increase.

6.2 Payment Method.

         (a) ISR shall pay Diamond for all Carousel Products ordered by ISR as follows. Within ten (10) days of Diamond's acceptance of an ISR Purchase Order, ISR shall pay to Diamond a deposit equal to ten percent (10%) of the Purchase Price. Diamond shall invoice ISR on the first and fifteenth days of each month thereafter for progress payments for the cost of materials, fabrication, installation and other services. Each invoice shall be paid by ISR within fifteen (15) days of receipt. Ten percent (10%) of the Purchase Price shall be held by ISR as a retainer, to be paid within fifteen (15) days after the completion of the installation of the Carousel Product and the completion of the Scope of Work set forth in the Purchase Order.

         (b) In addition to the Purchase Price, ISR shall pay all shipping costs, taxes (including without limitation, state, federal, local sales or value added taxes and personal property taxes), import or export duties, and business license fees. Any of the foregoing for which Diamond has a legal obligation of payment may be invoiced by Diamond to ISR for payment within fifteen (15) days unless ISR furnishes Diamond with the applicable tax exemption certificate or direct payment certificate. ISR hereby indemnifies and holds Diamond harmless from and against any claims by any third party for payment of any of the foregoing taxes or fees.

7.0 TERM AND TERMINATION.

7.1 Term of this Agreement. This Agreement shall become effective on the Effective Date and shall continue in force until December 31, 2001 (such period, the "Term") unless terminated earlier pursuant to Section 7.3.

7.2 Renewal Option. After the Term and through December 31, 2005, ISR shall have the option, in its sole discretion, to extend the Term for successive one (1) year periods (each such period an "Extension Period") based on the following option price formula and according to the following procedure:



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         ISR shall exercise its option to extend the Term for one year by giving
Diamond written notice no later than thirty (30) days following the end of the Term or extension thereof. The price paid by ISR to Diamond for exercising any renewal option shall be as follows:

         (a) If during the immediately preceding calendar year, ISR (including all orders from its Affiliates) places an order in an aggregate amount of more than Ten Million Dollars ($10,000,000.00), ISR may exercise the option without any charge.

         (b) If during the immediately preceding calendar year, ISR (including all orders from its Affiliates) places an order in an aggregate amount of less than Ten Million Dollars ($10,000,000.00), ISR may exercise the option at a cost of fifteen percent (15 %) of the difference between the actual annual orders placed and Ten Million Dollars ($10,000,000.00).

         (c) For the purpose of determining whether an order has been placed during a particular calendar year, "order" shall be defined as in Section 4.4 hereof.

7.3 Termination. This Agreement may be terminated only in accordance with the following:

         (a) Either party hereto may terminate this Agreement for cause if the other party hereto becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, which petition or proceeding is not dismissed with prejudice within sixty (60) days after filing.

         (b) Either party hereto may terminate this Agreement for cause if the other party breaches any express material term or condition of this Agreement and fails to cure that breach within sixty (60) days after receiving written notice of the breach. If the nature of the cure for any non-monetary breach is such that it is reasonably expected to take longer than sixty (60) days, the breaching party shall be given an additional forty-five (45) calendar days to cure such breach, provided the cure is commenced during the original sixty (60) day period and is diligently carried out thereafter. In the event the material breach is not cured within the periods specified above after delivery of the notice, the non-breaching party may terminate this Agreement in writing as of a date specified in the termination notice. The terminating party shall have all rights and remedies available at law or equity as well as any other rights and remedies set forth in this Agreement.

7.4 Survival. The provisions of Sections 3.0 (Ownership and License Grant), 5.0 (Technical Support), 7.4 (Survival), 8.0 (Warranties and Indemnification), and
9.0 (Confidentiality), 10.0 (Jurisdiction and Applicable Law), and 11.0 (Miscellaneous) shall survive termination of this Agreement for any reason.

8.0 WARRANTIES AND INDEMNIFICATION.

8.1 Warranties. Diamond represents and warrants as follows:


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         (a) That it owns the technology incorporated into or embodied by the
Carousel Product sold to ISR (or its Affiliate) hereunder and that it has full legal right to sell the Carousel Product and that it has satisfied any and all applicable conditions precedent to such sale and that the sale by it of the Carousel Product hereunder does not violate any obligations to third parties to which it is bound.

         (b) That it has full power to enter into this Agreement, to carry out its respective obligations pursuant to this Agreement, and to grant the rights granted pursuant to this Agreement. Further, Diamond represents and warrants that it has obtained all corporate, third party, and governmental approvals necessary to enter into this Agreement and carry out the transaction contemplated thereby.

         (c) That it is not engaged in nor has it been notified of any potential claims, suits, actions, investigations, or proceedings relating to any Intellectual Property rights concerning the Carousel Product. Diamond will immediately give written notice to ISR of any such event known to it during the term of this Agreement.

         (d) Diamond warrants that (a) the Carousel Product shall be free from all liens, charges or encumbrances, except any lien of Diamond in respect of any unpaid portion of the Purchase Price; (b) the Carousel Product shall be free from defects in material and workmanship and shall conform to the specifications of the Carousel Product set forth in Exhibit A and also conform to the functionality defined in the agreed to Technical Proposal attached to the Purchase Order, if any; and (c) the Carousel Product shall be new and, in the absence of specification of a nature consistent with Diamond's usual and normal production. Diamond shall, at its option, repair or replace (at Diamond's expense) any defective Carousel Product or component thereof, provided however, that Diamond is given written notice of any defect during the warranty period. For this purpose the warranty period shall commence on the earlier of the date of first commercial use or the date on which Diamond tendered the Carousel Product for commercial use, and the warranty period shall end one year after such commencement date. When the installation and commissioning of equipment is not the responsibility of Diamond Phoenix, the date of effective commercial use shall be thirty (30) days after shipment, unless otherwise specified in writing.

         ISR shall give Diamond prompt written notice of any claim under the foregoing Warranty and permit Diamond to inspect the Carousel Product in order to verify the defect or nonconformity. Failure of ISR to give Diamond such notice and opportunity to inspect shall relieve Diamond of all obligations with respect to such claims.

         Subject to Diamond's obligations under section 8.2 of this Agreement, ISR's remedies and Diamond's obligations in connection with any claim made under this warranty shall be limited to repair or, at Diamond's option, replacement of the equipment or part thereof which is found to be defective. Labor performed at the Worksite with regard to such claims is not included in this warranty. ISR shall be responsible for the normal maintenance and repair of the Carousel Product and shall perform the same in accordance with generally accepted maintenance procedures or such other procedures as are set forth in maintenance and repair manuals provided by Diamond to ISR.


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Diamond shall not be responsible for and shall not be obligated to pay or to reimburse Purchaser for (a) any work or repairs performed on the Carousel Product by third parties except for mutually agreed subcontractors, (b) any materials furnished by third parties for use in connection with the Carousel Product if the same was undertaken or furnished without mutual prior written consent or (c) any loss or damage arising from improper operation or maintenance of the Equipment or from ordinary wear and tear.

         Notwithstanding other provisions of this Article, in instances of a "major failure" during the warranty period. Diamond will provide all necessary parts and installation labor to correct the defect. A "major failure" is defined as failure of the Carousel Product or portion of the Carousel Product, to operate as described in the Technical Proposal, which ISR, through the diligent efforts of its maintenance personnel or available contractors, cannot remedy. Diamond will immediately dispatch a serviceman by commercial air carrier upon request and notification of a "major failure" by ISR.

         Should it later be reasonably determined by Diamond that the necessary corrective services were within the capabilities of the ISR's maintenance personnel, ISR will reimburse Diamond for the labor and expenses of the service trip.

         This warranty applies only to products that are manufactured by Diamond and ISR's sole warranty with respect to items not manufactured by Diamond (including without limitation the computers that control the Carousel Product) shall be that of the manufacturer, if any.

         THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OTHER THAN AS SPECIFICALLY SET FORTH ABOVE.

8.2 Indemnity by Diamond. Diamond agrees to indemnify and hold ISR and its Affiliates harmless from any and all loss, cost, liability, or expense (including court costs and reasonable fees of attorneys and other professionals) arising out of or resulting from the breach or claimed breach of the above warranties and representations, including but not limited to any such loss, cost, liability, or expense arising out of or resulting from any claim brought by a third party against ISR, including any claims that the Carousel Product infringe the Intellectual Property rights of any third party. In the event of any such claim, ISR (or its Affiliate) agrees to notify Diamond promptly of the claim and to permit Diamond, at Diamond's expense, to assume control of the defense thereof with counsel of Diamond's choosing, and cooperate with Diamond in such defense at Diamond's expense.

8.3 ISR's Representations, Warranties, and Covenants.

         (a) ISR represents and warrants that it has full power to enter into this Agreement and to carry out its respective obligations pursuant to this Agreement. ISR also represents and warrants that it has obtained all corporate, third party, and governmental approvals necessary to enter into this Agreement and carry out the transaction contemplated thereby.

         (b) ISR covenants that it shall not modify the Carousel Product or the Carousel Software nor create derivative works based on the Carousel Software in any way without the express written consent of Diamond.

8.4 Indemnity by ISR. ISR agrees to indemnify and hold Diamond harmless from any and all loss, cost, liability, or expense (including court costs and reasonable fees of attorneys and other professionals) arising out of or resulting from the breach or claimed breach of the above warranties and representations, including but not limited to any such loss, cost, liability, or expense arising out of or resulting from any claim brought by a third party against Diamond. In the event of any such claim, Diamond agrees to notify ISR promptly of the claim and to permit ISR at ISR's expense, to assume control of the defense thereof with counsel of ISR's choosing, and cooperate with ISR in such defense at ISR's expense.

9.0 CONFIDENTIAL INFORMATION.

9.1 "Confidential Information" means any information disclosed by one party to the other party in connection with this Agreement and which the disclosing party believes to include confidential information, is designated with an appropriate legend such as "CONFIDENTIAL:" (or other label indicating its confidential status) at the time of disclosure if in documentary or other tangible form, or if such disclosure is initially oral or visual and not reduced to written or documentary form at the time of disclosure, such Confidential Information shall be identified as confidential at the time of disclosure, summarized or identified in a written document that is marked with an appropriate legend indicating its confidential status, and provided to the other party within twenty (20) days following such oral or visual disclosure. For each item of Confidential Information, the party disclosing the item shall be called the "Disclosing Party," and the party receiving the item shall be called the "Receiving Party."

9.2 Confidentiality Obligations. The Receiving Party shall hold all Confidential Information of the Disclosing Party in trust and confidence, and protect it as the Receiving Party would protect its own confidential information (which shall in any event shall be no less than reasonable protection) and shall not use such Confidential Information for any purpose other than that contemplated by this Agreement. Unless agreed by the Disclosing Party in writing, the Receiving Party shall not disclose any Confidential Information of the Disclosing Party, by publication or otherwise, to any person other than employees and contractors (such as contract manufacturers or software developers) bound to written confidentiality obligations consistent with and at least as stringent as those set forth herein and who have a need to know such Confidential Information for purposes of enabling a party hereto to exercise its rights and perform its obligations pursuant to this Agreement.

9.3 Exceptions. The obligations specified above shall not apply to any Confidential Information to the extent that (a) it is already known to the Receiving Party without restriction prior to the time of disclosure pursuant to this Agreement; (b) it is acquired by the Receiving

Party from a third party without confidentiality restriction and does not originate with the Disclosing Party; (c) it is independently developed or acquired by the Receiving Party by employees or contractors without access to such Confidential Information; (d) it is approved for release by written authorization of the Disclosing Party; (e) it is in the public domain at the time it is disclosed or subsequently falls within the public domain through no wrongful action of the Receiving Party; or (f) it is furnished to a third party by the Disclosing Party without a similar restriction on the third party's right.

9.4 Compelled Disclosure. A Receiving Party may disclose Confidential Information if it is disclosed pursuant to the requirement of a court or other governmental agency or disclosure is permitted or required by operation of law, provided that the Receiving Party use its best efforts to notify the Disclosing Party in advance and seeks confidential treatment for such Confidential Information.

9.5 Return of Confidential Information. Upon written request of the Disclosing Party, the Receiving Party shall return to the Disclosing Party any Confidential Information in its possession or shall certify in writing as to its destruction. In any event, upon termination of this Agreement for any reason, the Receiving Party shall promptly return all Confidential Information to the Disclosing Party.

9.6 Confidentiality of Agreement. Each party agrees that the terms and conditions of this Agreement shall be treated as Confidential Information; provided that each party may disclose the terms and conditions of this
Agreement: (i) as required by any court or other governmental body or as otherwise required by law; (ii) to legal counsel; (iii) in confidence, to accountants, banks, and financing sources and their advisors; and (iv) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement.

10.0 JURISDICTION, APPLICABLE LAW, AND DISPUTE RESOLUTION.

10.1 Governing Law and Venue. This Agreement and any matters hereunder shall be governed by and construed in accordance with the internal laws of the State of Maine, excluding its conflict of law rules. The parties hereto hereby consent to the exclusive jurisdiction and venue of the state and federal courts of Maine and California with respect to the resolution of any suit, action or proceeding hereunder; provided, however, that only the defendant in any such suit, action or proceeding shall have the right to select the venue as between the states of Maine or California with respect to any such suit, action or proceeding. In any such suit, action or proceeding, the non-prevailing party shall pay to the prevailing party all reasonable attorneys' and expenses incurred by the prevailing party in such suit, action or proceeding. For purposes of the immediately preceding sentence, "attorneys' fees" shall include, without limitation: fees for services relating to the claim or dispute rendered prior to litigation (including investigation); at both trial and appellate levels; after judgment in seeking to obtain any execution or enforcement thereof; and in connection with any bankruptcy or similar proceeding.

10.2 Dispute Resolution. The parties agree to adopt the following procedures with respect to the resolution of any disputes or controversies which may arise during the term of this Agreement:

         In the event that one party believes that the other party has failed to perform any of its obligations under this Agreement, such party's nominated representative shall promptly so notify the other party's nominated representative in writing and request a performance review meeting. The nominated representatives or their designated representatives will discuss the problem and negotiate in good faith in an effort to resolve the dispute without any formal proceeding. No litigation for the resolution of such disputes may be commenced until the designated representatives have met and either party has concluded in good faith that amicable resolution through continued negotiation does not appear possible.

11.0 MISCELLANEOUS.

11.1 Independent Contractors. Each party acknowledges that the relationship between the parties pursuant to this Agreement is that of independent contractors. No provision of this Agreement shall be construed to (i) constitute the parties as partners, joint venturers or participants in a joint undertaking, or (ii) give any party the power to direct and control the day-to-day activities of the other. Further, no employees of any party shall be deemed or treated as employees of another party, and each party shall be solely responsible for any and all payroll, employment and related taxes, and withholding applicable to its own employees.

11.2 Waiver. Any waiver of breach or default pursuant to this Agreement shall not be a waiver of any other subsequent default. Failure or delay by either party to enforce any term or condition of this Agreement shall not constitute a waiver of such term or condition.

11.3 Conflicts in Provisions. In the event of any apparent conflicts or inconsistencies between this Agreement and any Exhibits hereto, to the extent possible such provisions shall be interpreted so as to make them consistent, and if such is not possible, the provisions of this Agreement shall prevail.

11.4 Headings. The Section headings herein are for reference and convenience only and shall not enter into the interpretation hereof.

11.5 Severability. To the extent than any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable, that provision notwithstanding, the remaining provisions of this Agreement shall remain in full force and effect and such invalid or unenforceable provision shall be deleted.

11.6 No Assignment. Neither Diamond nor ISR shall assign this Agreement (including without limitation by operation of law such as by merger, change of control, stock or asset sale or stock swap) or assign, transfer, or sublicense any right arising hereunder without the prior written consent of the other. Any assignment permitted hereunder shall be subject to the written consent of the assignee to all the terms and provisions of this Agreement. This provision shall not be construed to prevent the assignment of this Agreement or any rights hereunder to a secured lender as collateral for a loan or to prevent the use by either party of independent contractors in the ordinary course of business.

11.7 Authority. Each party warrants to the other party that it has the authority to enter into this Agreement and that all necessary corporate or other approvals have been or will be obtained.

11.8 Notices. Any notice required or permitted pursuant to this Agreement shall be in writing delivered by hand, overnight courier, telecopy, facsimile, or certified or registered mail to the address first set forth above and shall be effective upon receipt

11.9 Amendment. No alternation, waiver, cancellation, or any other change or modification in any term or condition of this Agreement, or any agreement contemplated to be negotiated or reached pursuant to the terms of this Agreement, shall be valid or binding on either party unless made in writing and signed by duly authorized representatives of both parties.

11.10 Approvals and Similar Actions. Wherever agreement, approval, acceptance, consent or similar action by either party hereto is required by any provision of this Agreement, such action shall not be unreasonably delayed or withheld.

11.11 Force Majeure. In the event of any condition or contingency, existing or future, which is beyond the reasonable control and without the fault or negligence of either party ("Event of Force Majeure") which prevents or delays, or materially increases the cost of, the performance under this Agreement, each party shall be entitled to an appropriate and reasonable extension of time for performance and an equitable adjustment of the Purchase Price. Events of Force Majeure shall include, without limitation, Acts of God, fire, floods, transport delays, labor disputes, and interference by military or civil authorities. If an Event of Force Majeure occurs, the party whose performance is affected shall take reasonable measures to mitigate and minimize the effect of such Event and to continue with the performance of its obligations under this Agreement.

11.12 Limitation of Liability. Notwithstanding any other provision of this Agreement including Section 8.3, Diamond shall not be liable to ISR or anyone claiming through ISR for any special, incidental, indirect or consequential damages of any kind whatsoever, whether such damages arise from the use, inability to use, failure of, defects in, the conditions of, delay in delivery of, or nondelivery of, the Carousel Product or otherwise.

11.13 Entire Agreement. The terms and conditions herein contained constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede any previous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof; except as stated in this Agreement, there are no other agreements, understandings, representations, or promises between the parties with respect to the subject matter of this Agreements.

11.14 Construction. This Agreement is the result of negotiation between the parties and their respective counsel. This Agreement will be interpreted fairly in accordance with its terms and conditions and without any strict construction in favor of either party. Any ambiguity shall not be interpreted against the drafting party.

11.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the Effective Date.

Intelligent Systems for Retail, Inc.     Diamond Phoenix Corporation

By:   /s/ Louis H. Borders               By:     /s/ Thomas F. Coyne
      ----------------------------               -------------------------------
Name:  Louis H. Borders                  Name:    Thomas F. Coyne
      ----------------------------               -------------------------------
Title: President                         Title:   CEO
      ----------------------------               -------------------------------
Date:  Nov. 24, 1998                     Date:    11-24-98
      ----------------------------               -------------------------------

                                LIST OF EXHIBITS

Exhibit A: Carousel Products and Specifications for each Carousel Products

Exhibit B: Price List for Carousel Products

[Artwork depicting carousel]                                           EXHIBIT A

        Specification Sheet

        Carousel

        FULLY TESTED

        All of our carousels are assembled at our factory and tested under power with complete links, yokes, load bars, and drive units in place. Although it takes more time, it assures a quality installation.

        [Diagram of Carousel]

        DIRECT DRIVE

        The motor, reducer, and drive sprocket function as a single connected drive unit producing the highest efficiency, drive speed, and available torque.

        CUSTOM BIN DESIGNS

        Because we fabricate our own bins, we can offer many application specific and unique bin designs including:

        Custom wire spacing and configurations

        Solid steel construction

        Peg board

        Rack style

        Cantilever shelf

        Hopper and enclosed container

        Angle forward shelves for consolidation

        Dual face configurations

        MODULAR FRAME DESIGN

        Modular frame sections use standard sizes so the carousel can be easily extended or reduced in size. Expansion of the carousel is simple and economical.

        STRUCTURAL STEEL CONSTRUCTION

        All frame components are produced with structural steel, making it the most rugged carousel in the industry. Diamond Phoenix carousels are constructed for the heaviest applications and most severe duty cycles.

        FLOOR LOADING

        Base plates maintain full contact with the floor. Independent adjusting top and bottom tracks easily level a carousel without messy grouting or floor shims, even with floor variations of up to 6".


                      STANDARD
                    BIN HEIGHT*
                    (IN INCHES)

                        61"
                        73"
                        85"
                        97"
                       109"
                       121"
                       133"
                       145"

*Please consult factory for custom bins.


CAROUSEL WIDTH

                                        OVERALL WIDTH                               SWING RADIUS
MODEL          BIN WIDTH    --------------------------------------    -------------------------------------
               (INSIDE)     12" SHELF     18" SHELF     22" SHELF     12" SHELF     18" SHELF     22" SHELF
  A               14           50              62             70           51           63              70
  B               18           50              62             70           51           63              70
  C               21           50              62             70           51           63              70
  D5              25           50              62             70           54           64              72
  E               28           48              60             68           52           66              73
  F               32           48              60             68           54           65              72
  G               36           48              60             68           58           68              74


CAROUSEL LENGTH

MODEL   20 BIN    22 BIN    24 BIN    26 BIN    28 BIN    30 BIN    32 BIN   34 BIN    36 BIN    38 BIN    40 BIN   42 BIN   44 BIN
A      14'-8"    16'-2"    17'-7"    19'-0"    20'-5"    21'-10"   23'-4"    24'-9"    26'-2"    27'-7"    29'-0"   30'-6"   31'-11"
B      17'-10"   19'-7"    21'-4"    23'-1"    24'-10"   26'-7"    28'-4"    30'-0"    31'-9"    33'-6"    35'-3"   37'-0"   38'-9"
C      20'-0"    21'-11"   23'-11"   25'-10"   27'-9"    29'-9"    31'-8"    33'-8"    35'-7"    38'-6"    39'-6"   41'-5"   43'-5"
D5     22'-6"    24'-9"    26'-11"   29'-2"    31'-4"    33'-7"    35'-9"    38'-0"    40'-2"    42'-5"    44'-7"   46'-10"  49'-0"
E      26'-9"    29'-4"    32'-0"    34'-7"    37'-2"    39'-10"   42'-5"    45'-0"    47'-8"    50'-3"    52'-10"  55'-6"   58'-1"
F      30'-0"    32'-11"   35'-10"   38'-10"   41'-9"    44'-8"    47'-7"    50'-6"    53'-5"    56'-4"    59'-3"   62'-2"   65'-1"
G      34'-1"    37'-5"    40'-9"    44'-1"    47'-4"    50'-8"    54'-0"    57'-4"    60'-8"    63'-11"   67'-3"   70'-7"   73'-11"


MODEL  46 BIN    48 BIN    50 BIN    52 BIN    54 BIN    56 BIN    58 BIN    60 BIN    62 BIN    64 BIN    66 BIN   68 BIN  70 BIN
A     33'-4"    34'-9"    36'-3"    37'-8"    39'-1"    40'-6"    41'-11"   43'-5"    44'-10"   46'-3"    47'-8"    49'-2"    50'-7"
B     40'-6"    42'-3"    44'-0"    45'-9"    47'-6"    49'-2"    51'-10"   52'-8"    54'-5"    56'-2"    57'-11"   59'-8"    61'-5"
C     45'-4"    47'-3"    49'-3"    51'-2"    53'-2"    55'-1"    57'-0"    59'-0"    60'-11"   62'-10"   64'-10"   66'-9"    68'-9"
D5    51'-3"    53'-5"    55'-8"    57'-10"   60'-1"    62'-4"    64'-6"    66'-9"    68'-11"   71'-2"    73'-4"    75'-7"    77'-9"
E     60'-9"    63'-4"    65'-11"   68'-7"    71'-2"    73'-9"    76'-5"    79'-0"    81'-7"    84'-3"    86'-10"   89'-5"    92'-1"
F     68'-0"    70'-11"   73'-11"   76'-10"   79'-9"    82'-8"    85'-7"    88'-6"    91'-5"    94'-4"    97'-3"   100'-2"   103'-1"
G     77'-2"    80'-6"    83'-10"   87'-2"    90'-6"    93'-9"    97'-1"   100'-5"   103'-9"   107'-0"   110'-4"   113'-8"   117'-0"

Standard bin configurations. If odd or unlisted bin configurations are required, contact factory for lengths. (rounded to nearest inch)

        RUGGED FRAME CONSTRUCTION

        All models are constructed of the same high capacity track and frame size providing the fastest delivery in the industry.

        The strongest frame in the industry. Heavy gauge stainless track is welded to 4" x 3" x 1/4" thick structural steel angle, with 4" x 2" x 1/4" thick steel tubing cross members.

        No frame modifications are necessary for double or triple stacking.

        Structural mezzanines and multiple conveyor lines are easily supported on top of our carousel frames.

        Bottom track is adjustable allowing bins to be raised to any required level.

        LOW MAINTENANCE

        Drive units are accessible, easier to maintain, and need no periodic adjustments.

        All components are accessible from outside the machine.

        Direct drives allow easy and inexpensive replacements.

        Optional automatic lubricators.

        QUALITY CONTROLS

        The CCS keypad controller offers multiple levels of manual and electronic control and functions as the network interface for software driven systems.

        CCS controllers use human readable messages for mechanical, communication, and diagnostic functions.

        A footswitch is standard for manual or back-up control.

        Control panels can be mounted in any location.

        Standard control panels meet NEC and NEMA 1 standards.

        NEMA 12 panels are optional.

        COMMERCIALLY AVAILABLE COMPONENTS

        Commercially available AC drive motors, reducers, controls, and all electrical components throughout.

        SAFETY

        Emergency stops in any location including panels, workstations, and light trees.

        Vertical and horizontal photo eyes are available.

        Optional safety floor mats.

        CE configuration available.

        BINS AND SHELVES

        Custom size bins and shelves.

        Optional bins up to 15 feet tall.

        Adjustable shelves down to 2 inch centers with no tools required.

        Bin capacity: 600, 1000, 1500, 2000 lbs.

        Optional shelf adjustability: 2, 2.5, 3, 3.5, 4, 4.5, 5, 5.5, 6 inches.

        Solid, wire, and pass-through bin backs are available.

        Each bin is supported from four heavy-duty cast aluminum yokes, load tested to 3,200 pounds each.

        Eight 1.5" diameter x .5" precision ground, lifetime lubricated bearings with hardened races distribute and carry the load for each bin.

        Plated bins and shelves are standard.

        SUPERIOR INSTALLATION

        All bins are pre-assembled in our factory with sides and backs connected for easy fold-out installation.

        Factory match marked frames are shipped with all chains, yokes, and drive units in place for accurate, simple, and rapid installation.

        [Carousel Height Diagram]

--------------------------------------------------------------------------------------------------------------
CAROUSEL CURRENT RATINGS
--------------------------------------------------------------------------------------------------------------
                                                 Voltage 230v                          Voltage 480v
                                   ------------------------------------   ------------------------------------
Motor Horsepower   No. of Drives   System Current Req'd   No. of Phases   System Current Req'd   No. of Phases
    1 HP               Single               10A                 1                  5A                  3
    1 1/2 HP           Single               20A                 1                  7A                  3
    2 HP               Single               20A                 1                  7A                  3
    3 HP               Single               15A                 3                  8A                  3
    1 HP                Dual                20A                 1                  7A                  3
    1 1/2 HP            Dual                15A                 3                  8A                  3
    2 HP                Dual                25A                 3                  15A                 3
    3 HP                Dual                30A                 3                  20A                 3
--------------------------------------------------------------------------------------------------------------

---------------------------------------------
CAROUSEL OVERALL HEIGHT
---------------------------------------------
1 HP Drive               Bin Height + 30"
1 1/2-2 HP Drive         Bin Height + 30 1/2"
3 HP Drive               Bin Height + 31 3/4"
Inverted Drive           Bin Height + 19 1/4"
---------------------------------------------

        [Diamond Phoenix Logo]

Diamond Phoenix Corporation                      Regional Offices
167 River Road
PO Box 1608                                      Cleveland, OH
Lewiston, ME 04241-1608                          Cincinnati, OH
                                                 Lynchburg, VA
Phone: (207) 784-1381                            Los Angeles, CA
Fax: (207) 786-0271                              Dallas, TX
E-mail: diamondphoenix@maine.com                 Charlotte, NC
http://www.diamondphoenix.com                    Hartford, CT

[Artwork depicting Light Tree]

        Specification Sheet

        Light Tree

        [Diagram of Light Tree]

        Housing with power and network wiring

        Vertically adjustable display unit

        Velcro

        No tools are required to add and configure displays

        Daisy chain RS485 cable with phone style connectors

        Removable plexiglass cover

        8 and 12 digit displays are clear, bright and readable at a distance of 20 feet

        SIMPLICITY

        Displays are added by simply connecting power and ground to the previous display, and setting the display address.

        A single RS-485 line routes communications from one device to the other in the Diamond Phoenix carousel pod. This simplifies controls wiring, repair and system debugging.

        The same displays are used for both the vertical light trees and horizontal sort bars.

        CONFIGURABILITY

        8 and 12 digit alpha-numeric displays are the same size, fit into the same housing, and can be used together on the same light tree.

        Each light tree can house up to 24 displays supported by 1 power supply. A second power supply can support up to 48 displays on a single tree.

        HIGH VISIBILITY

        Bright yellow LED (dot matrix) displays for unmatched clarity.

        ADJUSTABILITY

        Displays are infinitely adjustable and can be mounted as tightly as 3" centers.

        No tools are required to take apart a light tree or to adjust the position of the displays.

        Housings disassemble with hand turned clips in seconds.

        Additional displays can be connected with phone style snap connectors (by hand).

        NETWORK

        Each display is individually addressed from 1 to 255 by non-volatile rotary switches, easily accessed on the back of the display.

        24V AC power and RS-485 communications are daisy chained from display to display using simple snap-in connectors.

        LTS-6 light trees can support communications up to 19,200 baud for quick LAN response.

        Input ports located on each display can be customized to add various inputs and data updates to the pod network.

        MAINTENANCE

        If a display fails the other displays and addresses are not affected.

        Displays can be bypassed electronically in seconds through our software configuration screen.

        Shipped complete with configuration and testing software.

DIMENSIONS                    8 DIGIT        12 DIGIT
----------                    -------        --------
Vertical dots                    7              7

Horizontal dots                  5              5

Height                         1.25"           .75"

Width                            1"            .5"

Full width                       8"             7"

Full height                    1.25"           .75"

Housing width                 10.25"         10.25"

Housing depth                  2.75"          2.75"


        [Diamond Phoenix Logo]

        Diamond Phoenix Corporation
        167 River Road
        PO Box 1608
        Lewiston, ME 014241-1608

        Phone: (207) 784-1381
        Fax: (207) 786-0271
        E-mail: diamondphoenix@maine.com
        http://www.diamondphoenix.com

        REGIONAL OFFICES

        Cleveland, OH

        Cincinnati, OH

        Lynchburg, VA

        Los Angeles, CA

        Dallas, TX

        Charlotte, NC

        Hartford, CT

                                                                       EXHIBIT B

                                                       [DIAMOND PHOENIX LOGO]
                                                       Material Handling Systems

DCPS

Diamond Carousel Proposal System


                                                           Carousel System Sales
                                                           PRICING
                                                           REVISION 3.1


Diamond Phoenix Corporation
167 River Road
PO Box 1608
Lewiston, ME 04241-1608

1-207-784-1381



        VERSION 3.1     Copyright 1995     All Rights Reserved September 4, 1998

COVER SHEET NOTES                                           October 20, 1998 ktr

SYSTEM DATA

   If a system contains more than one pod configuration please enter each different configuration as a separate system

   Always make sure a quantity is entered in the number of pods or stacks cell(s)

EQUIPMENT TRIGGERS

   Entries in one category will automatically trigger values on other sheets
     (if Pod/Stack count is defined)

   EXTRACTORS - installation, training, design meeting, engineering

   LIGHT TREES - installation

   KEY TREES - installation and engineering

   SORT BARS - installation

   WORKSTATIONS - nothing

   SOFTWARE - partial software, installation and engineering, licenses based on selected computers

          CLASS 5 / ICO

          If one pod and Class 5 are tagged, a $400 engineering list price is dropped in. You must still go to sheet F and enter a quantity in cell F161. A computer software price of $350 will then be added to Sheet F.

          If one workstation computer is also tagged, a computer hardware price of $3,927 will be added. This price breaks down into: $2,711 for the computer, $938 for the NT workstation license, $150 for an interface card, and $128 for a 35Mb internal tape backup.

   COMPUTERS - COMPUTER HARDWARE ONLY

          Workstation - enters total quantity of all 4 systems defined

          Supervisor - enters total quantity of all 4 systems defined

          Server - enters zero or one for each type of server, but never more than one

          Non-carousel - enters total quantity of all 4 systems defined

          Communications - enters zero or one, but never more than one

          BACKUP SYSTEMS

          HOT SERVER BACKUP SYSTEM

          Enters a one in the hot server qty cell - $ not available

          Adds $1,000 to std network install for add'l computer required

          COMMUNICATIONS BACKUP SYSTEM

          Enters a one in communication server qty cell - price equals the cost of the server specified on the cover sheet minus the cost of a communications computer

          Enters a one in Journaling

          COLD SERVER BACKUP SYSTEM

          Enters a one in the cold server qty cell - price equals the cost of the server specified on the cover sheet

          Enters on in Journaling - $5,000

          Adds $1,000 to std network install

   SOFTWARE SUPPORT - software support only

   CONVEYOR - system engineering

   LIFT TABLES - installation, site supervision and engineering

   MEZZANINE - engineering

SOFTWARE - SHEET F

   WORKSTATION - enters one for initial license or zero if no workstation computers are entered.

   ADDITIONAL PODS - total of workstation computers entered for all 4 systems minus one

   SUPERVISOR - total of supervisor computers entered for all 4 systems

     COMMUNICATIONS-total of communication computers for all 4 systems OFF CAROUSEL-total of all off-carousel computers for all 4 systems

RETROFITS
     First enter the existing carousel(s) configuration with negative quantities Then enter the proposed carousel(s) configuration with positive quantities Enter any new sort bars, light trees or workstations desired.
     A refund may be given for equipment that already exists and will be returned to DPC

SHEET A, SUMMARY

     CONTINGENCY can be entered for specific equipment (in column H) or as a cost for the entire system (line 52).
     DISCOUNT OR ADDITIONAL MARGIN is entered as a sell price for the entire system. The sheet calculates the percentage of the total project price for the discount or add'l margin.

SHEET B, CAROUSELS

     Remember a carousel price will not be calculated without entering the pounds per bin and safety factor
     DRIVE SELECTION-if more than one choice is "x"ed the one located in the highest row will be selected
     CUSTOM BINS-If a price per bin is entered the quantity of bins entered above will automatically be entered to the left. Special bin pricing must be current and not to include money for the chain, which is now a separate calculation.

SHEET F, COMPUTERS

     MANDATORY OPTIONS-only drops in if computers are quoted and DPC is responsible for hardware
     MANDATORY INTEGRATION FEES-only drops in if computers are quoted and DPC is not responsible for hardware

SHEET G, Systems Installation

     PROJECT STARTUP=1 if any of the below is satisfied:
          CAROUSELS, MORE THAN 10
          ANY SOFTWARE
               Sheet F
                    Software $ and entered on cover sheet
                    Specials $

          ANY EXTRACTORS
               Sheet G (hidden)
                    Cover Sheet G36:G49

          ANY COMPUTERS
               Sheet A
                    Computer Hardware Quote column and if Cover G-46:G49>0 ANY CONVEYOR
               Sheet G
                    COVER Sheet
                         Conveyor Total
          ANY INSTALLATION
               Sheet A
                    Mechanical/Electrical $
                    Software/Network $
          COMBINATION
               Sheet G
                    Sheet COVER, total columns
                         Any Qty of each: Carousel & Light Tree & Workstation

SITE SUPERVISION Checks charts or quantity values to determine total days to be allocated
     SITE SUPERVISION LABOR
          CAROUSEL days from chart
               1 carousel  & 1 pod = 3 days
               3 carousels & 1 pod = 5 days
               5 carousels & 20 pods = 60 days (maximum combination)
          EXTRACTOR days from chart
               1 carousel  & 1 stack = 10 days
               3 carousels & 1 stack = 20 days
               3 carousels & 20 stacks = 220 days
          LIFT TABLES
               0.5 days per table
                    Sheet G (hidden)
                         Cover, table count totals
          DOUBLE TIER
               1 day per pod/stack
                    Sheet G (hidden)
                         Cover, Dbl Tier counts from system 1st-4th X
                         # stacks/pods
          TRIPLE TIER
               2 days per pod/stack
                    Sheet G (hidden)
                         Cover, Triple Tier counts from System 1st-4th X
                         # stacks/pods
          MEZZANINE
               0.5 days per 500 square feet after the first 500 square feet CONVEYOR INTEGRATION
               2 days per pod
                    Sheet G (hidden)
                         Cover, Conveyor Total (to determine if any conveyors)* # pods
     AIRFARE (per round trip)
          1 flight for every 12 days (or portion thereof) i.e. 3 days = 1 flight, 13 days = 2 flights
     PER DIEM
          Same as SITE SUPERVISOR LABOR days

PROJECT MANAGEMENT Checks charts or quantity values to determine total days to be allocated
     PROJECT MANAGEMENT LABOR
          CAROUSEL days from graduated chart
               1 carousel  &  4 pod = 3 days
               2 carousels &  3 pod = 3 days
               3 carousels &  2 pod = 3 days
               4 carousels &  1 pod = 3 days
               5 carousels & 20 pods = 35 days (maximum combination)
          EXTRACTOR days from chart
               1 carousel  &  1 stack  =  5 days
               3 carousels &  1 stack  = 10 days
               3 carousels & 20 stacks = 50 days
          LIFT TABLES
               0 days per table
          DOUBLE TIER
               0.5 days per pod
                    Sheet G (hidden)
                         Cover, Dbl Tier counts from System 1st-4th X
                         # stacks/pods
          TRIPLE TIER
               1 day per pod
                    Sheet G (hidden)
                         Cover, Triple Tier counts from System 1st-4th X
                         # stacks/pods

          MEZZANINE
               0.5 days per 1000 square feet after the first 1000 square feet CONVEYOR INTEGRATION
               0 days per pod
     AIRFARE (PER ROUND TRIP)
          1 flight for every 5 days (or portion thereof)
               i.e. 3 days = 1 flight, 13 days = 3 flights
     PER DIEM
          If Project Management labor days are then 0, else per diem equals half that value

SOFTWARE/HARDWARE INSTALL ITEMS
     SOFTWARE INSTALLATION (per day)
          Sheet G (hidden)
               Checks for existence of software requirements from COVER sheet
                    If yes, chart lookup based on number of pods or stacks for extractors

                         1 pod = 3 days
                        20 pods = 15 days
                         1 stack = 5 days
                        20 stacks = 50 days
                    Note: if system is not labeled as EXT on the COVER sheet, it is considered a pick pod

STD NETWORK INSTALL
          Sheet G (hidden)
                Checks for existence of computers on Sheet F
                    If yes, assigns $1,000 cost for each
                    computer to be networked
          Checking box for "by Customer" puts the values in options section AIRFARE
          1 flight for every 12 days (or portion thereof)
               Based on PRE DIEM count
     PER DIEM
          SOFTWARE INSTALLATION days plus 1 day if Network is installed by DPC

SYSTEM DESIGN MEETING
     FACTORY DESIGN MTG
          If checked as Factory meeting, No software people, per diem, or airfare are included
     SOFTWARE PERSON
          IF site meeting
               Sheet G (hidden)
                    Graduated Chart of 2 to 5 days
     PROJECT MANAGER
          Factory or site meeting
               Sheet G (hidden)
                    Graduated Chart of 2 to 5 days
     AIRFARE
          If Site meeting, 1 trip for PM & Software each
     PER DIEM
          If Site meeting, total of PM & Software days

TRAINING
     SITE SUPERVISION
          1 pod or stack = 1 day
          20 pods or stacks = 3 days
     SOFTWARE TECHNICIAN
          1 pod or stack = 1 day
          20 pods or stacks = 3 days

AIRFARE
     Optional
PER DIEM
     Total of SS & Software days

-----------------------------------------------------------------------------------------------------------------------------------
       A             B             C      D     E      F     G     H     I      J     K     L     M     N     O     P     Q      R
-----------------------------------------------------------------------------------------------------------------------------------
1     DIAMOND PHOENIX PRICING                        System Data Sheet                 Cover                        1 of 1
2                                                                                                                   XXXXXXX
-----------------------------------------------------------------------------------------------------------------------------------
3                 End User   Diamond Phoenix                                                    SALESMAN:           Ima Seller
4 DPC 07      Dist/Consult:  Capable distributor                                                    DATE:           4-Sep-98
5 Release 3.1      ADDRESS:  Anytown                                                                FILE:           0000
6                                                                                               LOCATION:           G.\Sales\
7             PROJECT NAME:  ABC                                                                REVISION:
-----------------------------------------------------------------------------------------------------------------------------------
8
9       Nature of Business
-----------------------------------------------------------------------------------------------------------------------------------
10
11 DESIGN DATA                CAROUSEL SYSTEMS                                CONVEYOR SYSTEMS
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Veri- Flow                                            Ctn/Tote    Veri-
12 Flow Rates                 Day   Hour  Min.  Comments    fied  From        Flow to           Day   Hour  Min.  Letter      fied
-----------------------------------------------------------------------------------------------------------------------------------
13                  Orders                                   [ ]                                                               [ ]
14                   Lines                                   [ ]                                                               [ ]
15                   Picks                                   [ ]                                                               [ ]
16                  Stocks                                   [ ]                                                               [ ]
17            Cycle Counts                                   [ ]                                                               [ ]
-----------------------------------------------------------------------------------------------------------------------------------
18 SIZE Range                 Length Width Height Weight                Size/Type               Length Width Height Weight
-----------------------------------------------------------------------------------------------------------------------------------
19    Minimum Dimensions                              lbs    [ ]        Minimum Dimensions                                     [ ]
20    Maximum Dimensions                              lbs    [ ]        Maximum Dimensions                                     [ ]
21                                                                 A    Design Carton/Tote                                     [ ]
22                                                                 B    Design Carton/Tote                                     [ ]
23                                       Hours/Day           [ ]   C    Pallet                                                 [ ]
24                                      Shifts/Day           [ ]        (range for height & weight)
-----------------------------------------------------------------------------------------------------------------------------------
25
26   SYSTEM DATA                        1st        2nd         3rd          4th          TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
27            Type of System:
28   Number of Pods or Stacks:           -          -            -           -
29
30   Pod or Stack Details             Indicate qty or code for each system
-----------------------------------------------------------------------------------------------------------------------------------
31   Carousel 1      Qty per Pod         -      -      -       -      -
32   Carousel 2           -              -      -      -       -      -
33   Carousel 3           -              -      -      -       -      -
34   Carousel 4           -              -      -      -       -      -
35   Tiers             2 or 3            -      -      -       -      -
-----------------------------------------------------------------------------------------------------------------------------------
36   Extractor 1     Check box          [ ]    [ ]    [ ]     [ ]     -
37   Extractor 2          -             [ ]    [ ]    [ ]     [ ]     -
-----------------------------------------------------------------------------------------------------------------------------------
38   Light Tree 1    Qty per Pod         -      -      -       -      -
39   Light Tree 2         -              -      -      -       -      -
-----------------------------------------------------------------------------------------------------------------------------------
40   Key Tree 1           -              -      -      -       -      -
41   Key Tree 2           -              -      -      -       -      -
-----------------------------------------------------------------------------------------------------------------------------------
42   Sort Bar 1      Positions/Pod       -      -      -       -      -
43   Sort Bar 2           -              -      -      -       -      -
-----------------------------------------------------------------------------------------------------------------------------------
44   Workstation 1   Batch Levels        -      -      -       -      -
45   Workstation 2        -              -      -      -       -      -
-----------------------------------------------------------------------------------------------------------------------------------
46   Software                 TXP       [ ]    [ ]    [ ]     [ ]     -
                                     ----------------------------------------------------------------------------------------------
47                  Extractor TXP       [ ]    [ ]    [ ]     [ ]     -
                                     ----------------------------------------------------------------------------------------------
48                  Consolidation       [ ]    [ ]    [ ]     [ ]     -
                                     ----------------------------------------------------------------------------------------------
49                       Footware       [ ]    [ ]    [ ]     [ ]     -
                                     ----------------------------------------------------------------------------------------------
50                  ICO / Class 5       [ ]    [ ]    [ ]     [ ]     -
-----------------------------------------------------------------------------------------------------------------------------------
51   Computers        Workstation        -      -      -       -      -
                                     ----------------------------------------------------------------------------------------------
52                     Supervisor        -      -      -       -      -
                                     ----------------------------------------------------------------------------------------------
53                Server (S.M.P.)        -      -      -       -      -
                                     ----------------------------------------------------------------------------------------------
54                   Non-Carousel        -      -      -       -      -
                                     ----------------------------------------------------------------------------------------------
55           Communications / ICO        -      -      -       -      -
                                     ----------------------------------------------------------------------------------------------
56                  Backup System        -
                                     ----------------------------------------------------------------------------------------------
57    Support Agreement (hrs/day)
-----------------------------------------------------------------------------------------------------------------------------------
58   Conveyor                           [ ]    [ ]    [ ]     [ ]     -
-----------------------------------------------------------------------------------------------------------------------------------
59   Lift Table 1                       [ ]    [ ]    [ ]     [ ]     -
-----------------------------------------------------------------------------------------------------------------------------------
60   Lift Table 2                       [ ]    [ ]    [ ]     [ ]     -
-----------------------------------------------------------------------------------------------------------------------------------
61   Mezzanine                          [ ]    [ ]    [ ]     [ ]     -
-----------------------------------------------------------------------------------------------------------------------------------
62
63   Sell Price:              $0             [X]  Budget    [ ]  Fixed
                                             ---------------------
64
65   Approval:       _____________________   Date: _______________

66


-----------------------------------------------------------------------------------------------------------------------------------
CAROUSEL DATA
-----------------------------------------------------------------------------------------------------------------------------------
          Bin       Bin       Bin        Bin      Shelf      Shelf     Shelf              Service     Bin
Model     Qty       Cap      Height     Depth     Spac'g      Cap       Qty     Dnve       Factor     Load
-----------------------------------------------------------------------------------------------------------------------------------
           -         -          -         -          -         -         -        -
           -         -          -         -          -         -         -        -           -         -
           -         -          -         -          -         -         -        -           -         -
           -         -          -         -          -         -         -        -           -         -
-----------------------------------------------------------------------------------------------------------------------------------
          IMPLEMENTATION DATA
          -------------------------------------------------------------------------------------------------------------------------
                                       DPC       Dist.     Other      Airfare   Per Diems    Hours      Days
          Install Mechanical           [X]        [ ]       [ ]                                -
               Electrical              [X]        [ ]       [ ]
               Equip Rentals           [X]        [ ]       [ ]
               Software/Network        [X]        [ ]       [ ]           -          -                  -
               Training                [X]        [ ]       [ ]           -          -                  -
               Special Items           [X]        [ ]       [ ]
          -------------------------------------------------------------------------------------------------------------------------
          Site Supervision             [X]        [ ]       [ ]           -          -                  -
          Project Management           [X]        [ ]       [ ]           -          -                  -
          Design Meetings              [X]        [ ]       [ ]           -          -                  -
          Start Up Support             [X]        [ ]       [ ]           -          -                  -
          Special Support              [X]        [ ]       [ ]
          -------------------------------------------------------------------------------------------------------------------------
          Engr'g Manufacturing         [X]        [ ]       [ ]                                -
                 Specials              [X]        [ ]       [ ]                                -
                 System                [X]        [ ]       [ ]                                -
                 Software              [X]        [ ]       [ ]                                -
                 Conveyor              [X]        [ ]       [ ]                                -
          -------------------------------------------------------------------------------------------------------------------------
          Seismic Stamp                [ ]        [ ]       [X]
          Spare Parts                  [ ]        [ ]       [X]
          -------------------------------------------------------------------------------------------------------------------------
          Computer Hardware            [X]        [ ]       [ ]
          Network                      [X]        [ ]       [ ]
          -------------------------------------------------------------------------------------------------------------------------
                                       [ ]        [ ]       [X]
          -------------------------------------------------------------------------------------------------------------------------
                                       [ ]        [ ]       [X]
                                       [ ]        [ ]       [X]
                                       [ ]        [ ]       [X]
          -------------------------------------------------------------------------------------------------------------------------
          Comments:





          * Communications are run through server **Support agreement is optioned
          -------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                A                  B                 C        D     E         F        G        H        I
-------------------------------------------------------------------------------------------------------------
1     DIAMOND PHOENIX SYSTEM                     PRICING              SHEET A SUMMARY           1 OF 4
2
-------------------------------------------------------------------------------------------------------------
3                               End User         Diamond Phoenix      SALESMAN: Ima Seller
4     DPC 07                    Dist/Consult:    Capable distributor      DATE: 04-Sep-98
5     Release 3.1                    ADDRESS:    Anytown                  FILE: 0000
6                                                                     LOCATION: G:\Sales\
7                               PROJECT NAME:    ABC                  REVISION:
-------------------------------------------------------------------------------------------------------------
8                               REF  ________
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
9     ITEM                                          QTY     LIST   MULT     SELL     EXTEND    ADJ      QUOTE
-------------------------------------------------------------------------------------------------------------
10
-------------------------------------------------------------------------------------------------------------
11   CAROUSELS             CAROUSEL 1               --       --    0.80      --         --
12   (SHEET B)             CAROUSEL 2               --       --    0.80      --         --
13                         CAROUSEL 3               --       --    0.80      --         --
14                         CAROUSEL 4               --       --    0.80      --         --
15                         SPECIALS                 --       --    0.80      --         --      --        $0
16   EXTRACTORS            EXTRACTOR 1              --       --    0.80      --         --
17   (SHEET C)             EXTRACTOR 2              --       --    0.80      --         --
18                         SPECIALS                 --       --    0.80      --         --      --        $0
19   LIGHT TREES           LTS 6 LIGHT TREE 1       --       --    0.80      --         --
20   (SHEET D)             LTS 6 LIGHT TREE 1       --       --    0.80      --         --      --        $0
21   KEYTREES              KTS 6-8 KEY TREE 1       --       --    0.80      --         --
22   (SHEET D)             KTS 6-12 KEY TREE 1      --       --    0.80      --         --      --        $0
23   SORTBARS(SHEET D)     HSB 6 SORT BAR 1         --       --    0.80      --         --
24                         HSB 6 SORT BAR 2         --       --    0.80      --         --
25   LTS & HSB (SHEET D)   SPECIALS                 --       --    0.80      --         --      --        $0
26   WORKSTATIONS          PICK STATION 1           --       --    0.80      --         --
27   (SHEET E)             PICK STATION 2           --       --    0.80      --         --
28                         SPECIALS                 --       --    0.80      --         --      --        $0
29   SOFTWARE (SHEET F)    STD SOFTWARE             --       --    0.80      --         --      --
30                         SPECIALS                 --       --    0.80      --         --      --        $0
31   COMPUTERS (SHEET F)   HARDWARE                 --       --    0.80      --         --      --
32                         SPECIALS                 --       --    0.80      --         --      --        $0
33   SOFTWARE SUPPORT      (SHEET F)                --       --    0.80      --         --      --        $0
34   INSTALLATION          MECHANICAL/ELECTRICAL    --       --    0.80      --         --      --
35   (SHEET G)             EQUIPMENT RENTALS        --       --    0.80      --         --
36                         SOFTWARE/NETWORK         --       --    0.80      --         --
37                         TRAINING                 --       --    0.80      --         --
38                         SPECIAL INSTALLATION     --       --    0.80      --         --      --        $0
39   IMPLEMENTATION        SITE SUPERVISION         --       --    0.80      --         --                $0
40   SUPPORT               PROJECT MANAGEMENT       --       --    0.80      --         --                $0
41   (SHEET G)             DESIGN MEETINGS          --       --    0.80      --         --                $0
42                         START UP SUPPORT         --       --    0.80      --         --                $0
43                         SPECIAL SUPPORT          --       --    0.80      --         --      --        $0
44   ENGINEERING (SHEET H) MECH/ELECT/SYST/SOFT     --       --    0.80      --         --      --        $0
45   CONVEYOR (SHEET J)                             --       --    0.80      --         --      --        $0
46   LIFT TABLES           LIFT TABLE 1             --       --    0.80      --         --
47   (SHEET K)             LIFT TABLE 2             --       --    0.80      --         --
48                         SPECIALS                 --       --    0.80      --         --      --        $0
49   SPECIAL ELECTRICAL ITEMS (SHEET L)             --       --    0.80      --         --      --        $0
50   MEZZANINE (SHEET M)                            --       --    0.80      --         --      --        $0
51   SPARE PARTS                                    --       --    0.80      --         --      --        $0
52   CONTINGENCY                                    --       --    0.80      --         --      --        $0
53   DISCOUNT/ADDITIONAL MARGIN                                                                0.0%       $0
-------------------------------------------------------------------------------------------------------------
54
-------------------------------------------------------------------------------------------------------------
55   SYSTEM NET PRICE                                                                   $0      $0        $0
-------------------------------------------------------------------------------------------------------------
56
57   DEALER COMMISSION                               1       --    1.00      --         $0                $0
58   FREIGHT (EXW)                                   1       --    1.00      --         $0                $0
59   FREIGHT (PREPAID AND ADD)                       1       --    0.85      --         $0                $0
60
-------------------------------------------------------------------------------------------------------------
61   TOTAL SYSTEM NET PRICE                                                             $0      $0        $0
-------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     A                        B                   C         D         E         F         G         H
---------------------------------------------------------------------------------------------------------
 63  DIAMOND PHOENIX SYSTEM                       OPTIONS             SHEET A   SUMMARY          2 OF 4
 64
---------------------------------------------------------------------------------------------------------
 65                                     End User: Diamond Phoenix               SALESMAN: Ima Seller
 66  DPC 07                       Dist / Consult: Capable Distributor               DATE: 04-Sep-98
 67  RELEASE 3.1                         ADDRESS: Anytown                           FILE: 0000
 68                                                                             LOCATION: G:\Sales\
 69                                 PROJECT NAME: ABC                           REVISION:
---------------------------------------------------------------------------------------------------------
 70
---------------------------------------------------------------------------------------------------------
 71    ITEM                                       QTY         LIST      MULT    SELL      EXTEND    QUOTE
---------------------------------------------------------------------------------------------------------
 72
 73  CAROUSEL OPTIONS (SHEET B)
 74  SOLID BIN BACKS (per sq. ft.)                 -            -       0.80     -           -        -
 75  TRACK LUBRICATORS (PER CAROUSEL)              -            -       0.80     -           -        -
 76  SPECIAL PAINT (per bin)                       -            -       0.80     -           -        -
 77  SPECIAL PAINT (per carousel)                  -            -       0.80     -           -        -
 78  INVERTED DRIVE (Per drive)                    -            -       0.80     -           -        -
 79  REMOTE MOUNTED PANEL (25 FT CABLE)            -            -       0.80     -           -        -
 80  BIN MARKERS (per bin)                         -            -       0.80     -           -        -
 81  SHELF MARKER STRIPS (per ft per shelf)        -            -       0.80     -           -        -
 82  SHELF MARKER LABELS (per shelf)               -            -       0.80     -           -        -
 83  SHELF REINFORCEMENT BARS (per shelf)          -            -       0.80     -           -        -
 84  PULL CORD SAFETY STOP (per carousel)          -            -       0.80     -           -        -
 85  PULL CORD SAFETY STOP (per carousel)          -            -       0.80     -           -        -
 86  CCS 4                                         -            -       0.80     -           -        -
 87  CCS 4 PEDESTAL                                -            -       0.80     -           -        -
 88  FORWARD TILT SHELVES WITH FRONT LIP           -            -       0.80     -           -        -
 89                                                -            -       0.80     -           -        -
 90  HAND JOG SWITCH (per carousel)                -            -       0.80     -           -        -
 91  HAND JOG SWITCH PEDESTAL                      -            -       0.80     -           -        -
 92  FRONT/REAR LOCKOUT CONTROLS                   -            -       0.80     -           -        -
 93  VERTICAL PHOTO EYES (2 INCLUDED)              -            -       0.80     -           -        -
 94  EMITTER RECEIVER PHOTO EYE (upgrade)          -            -       0.80     -           -        -
 95  HORIZONTAL PHOTO EYES (2 included)            -            -       0.80     -           -        -
 96  SAFETY MAT                                    -            -       0.80     -           -        -
 97  EMERGENCY STOP (remote mounted)               -            -       0.80     -           -        -
 98  EMERGENCY STOP (light tree mounted)           -            -       0.80     -           -        -
 99  SEISMIC CONSTRUCTION (per bin)                -            -       0.80     -           -        -
100  440 VAC UPGRADE                               -            -       0.80     -           -        -
101  0                                             -            -       0.80     -           -        -
102  0                                             -            -       0.80     -           -        -
103  0                                             -            -       0.80     -           -        -
104  EXTRACTOR OPTIONS (SHEET C)
---------------------------------------------------------------------------------------------------------
105  0                                             -            -       0.80     -           -        -
106  0                                             -            -       0.80     -           -        -
107  0                                             -            -       0.80     -           -        -
108  0                                             -            -       0.80     -           -        -
109  0                                             -            -       0.80     -           -        -
110  0                                             -            -       0.80     -           -        -
111  0                                             -            -       0.80     -           -        -
112  0                                             -            -       0.80     -           -        -
113  0                                             -            -       0.80     -           -        -
114  LIGHT TREE OPTIONS (SHEET D)
---------------------------------------------------------------------------------------------------------
115  12 DIGIT DISPLAYS                             -            -       0.80     -           -        -
116  REMOTE TASK COMPLETE BUTTONS                  -            -       0.80     -           -        -
117  EMERGENCY STOP BUTTONS                        -            -       0.80     -           -        -
118  0                                             -            -       0.80     -           -        -
119  0                                             -            -       0.80     -           -        -
120  KEYTREE OPTIONS (SHEET D)                     -            -       0.80     -           -        -
---------------------------------------------------------------------------------------------------------
121  EMERGENCY STOP BUTTONS                        -            -       0.80     -           -        -
122  0                                             -            -       0.80     -           -        -
123  0                                             -            -       0.80     -           -        -
124  0                                             -            -       0.80     -           -        -
125  SORTBAR OPTIONS (SHEET D)
---------------------------------------------------------------------------------------------------------
126  12 DIGIT DISPLAYS                             -            -       0.80     -           -        -
127  REMOTE TASK COMPLETE BUTTONS                  -            -       0.80     -           -        -
128  0                                             -            -       0.80     -           -        -
129  0                                             -            -       0.80     -           -        -
130  WORKSTATION OPTIONS (SHEET E)
---------------------------------------------------------------------------------------------------------
131  KEYBOARD DRAWER                               -            -       0.80     -           -        -
132  UTILITY DRAWERS                               -            -       0.80     -           -        -
133  FLOATING MONITOR ARM                          -            -       0.80     -           -        -
134  SCANNER MOUNTING BRACKET                      -            -       0.80     -           -        -
135  ANTI FATIGUE MATTING (per sq ft)              -            -       0.80     -           -        -
136  GROUND STRAPS                                 -            -       0.80     -           -        -
137  0                                             -            -       0.80     -           -        -
138  0                                             -            -       0.80     -           -        -
139  0                                             -            -       0.80     -           -        -
140  0                                             -            -       0.80     -           -        -
141  0                                             -            -       0.80     -           -        -
142  0                                             -            -       0.80     -           -        -
---------------------------------------------------------------------------------------------------------

                A                   B                                 C      D      E      F         G         H
-----------------------------------------------------------------------------------------------------------------------
144 DIAMOND PHOENIX SYSTEM                                              OPTIONS       SHEET A SUMMARY            3 OF 4

-----------------------------------------------------------------------------------------------------------------------
146 SOFTWARE OPTIONS (SHEET F)                                          QTY    LIST   MULT   SELL      EXTEND    QUOTE
-----------------------------------------------------------------------------------------------------------------------
147 0                                                                      -       -   0.80         -          -     -
148 SOCKETS HOST INTERFACE                                                 -       -   0.80         -          -     -
149 Journaling                                                             -       -   0.80         -          -     -
150 0                                                                      -       -   0.80         -          -     -
151 0                                                                      -       -   0.80         -          -     -
152 0                                                                      -       -   0.80         -          -     -
153 0                                                                      -       -   0.80         -          -     -
154 0                                                                      -       -   0.80         -          -     -
155 0                                                                      -       -   0.80         -          -     -
156 0                                                                      -       -   0.80         -          -     -
157 COMPUTER OPTIONS (SHEET F)
-----------------------------------------------------------------------------------------------------------------------
158 Base Price for all Cable Options                                       -       -   0.80         -          -     -
159 Standard unshielded twisted pair category 5 cable (1000 ft min)        -       -   0.80         -          -     -
160                                                                        -       -   0.80         -          -     -
161                                                                        -       -   0.80         -          -     -
162                                                                        -       -   0.80         -          -     -
163 Communications Computer                                                -       -   0.80         -          -     -
164 Supervisor Workstation Computer                                        -       -   0.80         -          -     -
165 Backup System - Hot Server                                             -       -   0.80         -          -     -
166 Backup System - Cold Server                                            -       -   0.80         -          -     -
167 Backup System - On Communication                                       -       -   0.80         -          -     -
168   ProComm Communications Software (Mandatory)                          -       -   0.80         -          -     -
169   Modem, 28,800 KPBS Sportster V 34 (Mandatory)                        -       -   0.80         -          -     -
170                                                                        -       -   0.80         -          -     -
171 0                                                                      -       -   0.80         -          -     -
172 0                                                                      -       -   0.80         -          -     -
173 INSTALLATION (SHEET G)
-----------------------------------------------------------------------------------------------------------------------
174 Std Network Install                                                    -       -   0.80         -          -     -
175 UNLOADING (per person/day includes per diem)                           -       -   0.80         -          -     -
176 AIRFARE (per person/trip for unloading)                                -       -   0.80         -          -     -
177 FORKLIFT RENTAL (per week)                                             -       -   0.80         -          -     -
178 MANLIFT RENTAL (double tier projects)                                  -       -   0.80         -          -     -
179 TRASH DUMPSTER (per day)                                               -       -   0.80         -          -     -
180 DUMPSTER TIPPING FEE (per occurance)                                   -       -   0.80         -          -     -
181 FULL SIZE CRANE (per day)                                              -       -   0.80         -          -     -
182                                                                        -       -   0.80         -          -     -
183                                                                        -       -   0.80         -          -     -
184                                                                        -       -   0.80         -          -     -
185                                                                        -       -   0.80         -          -     -
186                                                                        -       -   0.80         -          -     -
187 IMPLEMENTATION (SHEET G)                                               -       -   0.80         -          -     -
-----------------------------------------------------------------------------------------------------------------------
188 PROJECT MANAGEMENT (on site per day/person)                            -       -   0.80         -          -     -
189 SITE SUPERVISOR (per day/person)                                       -       -   0.80         -          -     -
190 FACTORY TECHNICIAN (per day/person)                                    -       -   0.80         -          -     -
191 SOFTWARE TECHNICIAN (per day/person)                                   -       -   0.80         -          -     -
192 AIRFARE (PER PERSON/TRIP)                                              -       -   0.80         -          -     -
193 PER DIEM (PER DAY/PERSON)                                              -       -   0.80         -          -     -
194 0                                                                      -       -   0.80         -          -     -
195                                                                        -       -   0.80         -          -     -
196 0                                                                      -       -   0.80         -          -     -
197 0                                                                      -       -   0.80         -          -     -
198 0                                                                      -       -   0.80         -          -     -
199 0                                                                      -       -   0.80         -          -     -
200 0                                                                      -       -   0.80         -          -     -
201 0                                                                      -       -   0.80         -          -     -
202 ENGINEERING OPTIONS (SHEET H)                                          -       -   0.80         -          -     -
-----------------------------------------------------------------------------------------------------------------------
203 0                                                                      -       -   0.80         -          -     -
204 0                                                                      -       -   0.80         -          -     -
205 0                                                                      -       -   0.80         -          -     -
206 0                                                                      -       -   0.80         -          -     -
207 0                                                                      -       -   0.80         -          -     -
208 0                                                                      -       -   0.80         -          -     -
209 0                                                                      -       -   0.80         -          -     -
210 0                                                                      -       -   0.80         -          -     -
211 0                                                                      -       -   0.80         -          -     -
212 0                                                                      -       -   0.80         -          -     -
213 CONVEYER OPTIONS (SHEET J)                                             -       -   0.80         -          -     -
-----------------------------------------------------------------------------------------------------------------------
214 0                                                                      -       -   0.80         -          -     -
215 0                                                                      -       -   0.80         -          -     -
216 0                                                                      -       -   0.80         -          -     -
217 0                                                                      -       -   0.80         -          -     -
218 0                                                                      -       -   0.80         -          -     -
219 0                                                                      -       -   0.80         -          -     -
220 0                                                                      -       -   0.80         -          -     -
221 0                                                                      -       -   0.80         -          -     -
222 0                                                                      -       -   0.80         -          -     -
-----------------------------------------------------------------------------------------------------------------------

                    A                   B                                 C      D      E      F         G         H
------------------------------------------------------------------------------------------------------------------------
144  DIAMOND PHOENIX SYSTEM                                              OPTIONS       SHEET A SUMMARY            3 OF 4
145  -------------------------------------------------------------------------------------------------------------------
146  SOFTWARE OPTIONS (SHEET F)                                          QTY    LIST   MULT   SELL     EXTEND     QUOTE
------------------------------------------------------------------------------------------------------------------------
147  0                                                                      -       -   0.80         -          -     -
148  SOCKETS HOST INTERFACE                                                 -       -   0.80         -          -     -
149  Journaling                                                             -       -   0.80         -          -     -
150  0                                                                      -       -   0.80         -          -     -
151  0                                                                      -       -   0.80         -          -     -
152  0                                                                      -       -   0.80         -          -     -
153  0                                                                      -       -   0.80         -          -     -
154  0                                                                      -       -   0.80         -          -     -
155  0                                                                      -       -   0.80         -          -     -
156  0                                                                      -       -   0.80         -          -     -
157  COMPUTER OPTIONS (SHEET F)
------------------------------------------------------------------------------------------------------------------------
158  Base Price for all Cable Options                                       -       -   0.80         -          -     -
159  Standard unshielded twisted pair category 5 cable (1000 ft min)        -       -   0.80         -          -     -
160                                                                         -       -   0.80         -          -     -
161                                                                         -       -   0.80         -          -     -
162                                                                         -       -   0.80         -          -     -
163  Communications Computer                                                -       -   0.80         -          -     -
164  Supervisor Workstation Computer                                        -       -   0.80         -          -     -
165  Backup System - Hot Server                                             -       -   0.80         -          -     -
166  Backup System - Cold Server                                            -       -   0.80         -          -     -
167  Backup System - On Communication                                       -       -   0.80         -          -     -
168    ProComm Communications Software (Mandatory)                          -       -   0.80         -          -     -
169    Modem, 28,800 KPBS Sportster V.34 (Mandatory)                        -       -   0.80         -          -     -
170                                                                         -       -   0.80         -          -     -
171  0                                                                      -       -   0.80         -          -     -
172  0                                                                      -       -   0.80         -          -     -
173  INSTALLATION (SHEET G)
------------------------------------------------------------------------------------------------------------------------
174  Std Network Install                                                    -       -   0.80         -          -     -
175  UNLOADING (per person/day includes per diem)                           -       -   0.80         -          -     -
176  AIRFARE (per person/trip for unloading)                                -       -   0.80         -          -     -
177  FORKLIFT RENTAL (per week)                                             -       -   0.80         -          -     -
178  MANLIFT RENTAL (double tier projects)                                  -       -   0.80         -          -     -
179  TRASH DUMPSTER (per day)                                               -       -   0.80         -          -     -
180  DUMPSTER TIPPING FEE (per occurrence)                                  -       -   0.80         -          -     -
181  FULL SIZE CRANE (per day)                                              -       -   0.80         -          -     -
182                                                                         -       -   0.80         -          -     -
183                                                                         -       -   0.80         -          -     -
184                                                                         -       -   0.80         -          -     -
185                                                                         -       -   0.80         -          -     -
186                                                                         -       -   0.80         -          -     -
187  IMPLEMENTATION (SHEET G)                                               -       -   0.80         -          -     -
------------------------------------------------------------------------------------------------------------------------
188  PROJECT MANAGEMENT (on site per day/person)                            -       -   0.80         -          -     -
189  SITE SUPERVISOR (per day/person)                                       -       -   0.80         -          -     -
190  FACTORY TECHNICIAN (per day/person)                                    -       -   0.80         -          -     -
191  SOFTWARE TECHNICIAN (per day/person)                                   -       -   0.80         -          -     -
192  AIRFARE (PER PERSON/TRIP)                                              -       -   0.80         -          -     -
193  PER DIEM (PER DAY/PERSON)                                              -       -   0.80         -          -     -
194  0                                                                      -       -   0.80         -          -     -
195                                                                         -       -   0.80         -          -     -
196  0                                                                      -       -   0.80         -          -     -
197  0                                                                      -       -   0.80         -          -     -
198  0                                                                      -       -   0.80         -          -     -
199  0                                                                      -       -   0.80         -          -     -
200  0                                                                      -       -   0.80         -          -     -
201  0                                                                      -       -   0.80         -          -     -
202  ENGINEERING OPTIONS (SHEET H)                                          -       -   0.80         -          -     -
------------------------------------------------------------------------------------------------------------------------
203  0                                                                      -       -   0.80         -          -     -
204  0                                                                      -       -   0.80         -          -     -
205  0                                                                      -       -   0.80         -          -     -
206  0                                                                      -       -   0.80         -          -     -
207  0                                                                      -       -   0.80         -          -     -
208  0                                                                      -       -   0.80         -          -     -
209  0                                                                      -       -   0.80         -          -     -
210  0                                                                      -       -   0.80         -          -     -
211  0                                                                      -       -   0.80         -          -     -
212  0                                                                      -       -   0.80         -          -     -
213  CONVEYER OPTIONS (SHEET J)                                             -       -   0.80         -          -     -
------------------------------------------------------------------------------------------------------------------------
214  0                                                                      -       -   0.80         -          -     -
215  0                                                                      -       -   0.80         -          -     -
216  0                                                                      -       -   0.80         -          -     -
217  0                                                                      -       -   0.80         -          -     -
218  0                                                                      -       -   0.80         -          -     -
219  0                                                                      -       -   0.80         -          -     -
220  0                                                                      -       -   0.80         -          -     -
221  0                                                                      -       -   0.80         -          -     -
222  0                                                                      -       -   0.80         -          -     -
------------------------------------------------------------------------------------------------------------------------

                     A                       B                     C         D           E           F           G          H
---------------------------------------------------------------------------------------------------------------------------------
223  DIAMOND PHOENIX SYSTEM                                        OPTIONS              SHEET    A SUMMARY               4 OF 4
---------------------------------------------------------------------------------------------------------------------------------
224
225  LIFT TABLE OPTIONS (SHEET K)
226  SECOND BAR GATE (mechanical latch)                              -       -          0.80          -            -        -
227  SECOND BAR GATE (electrical interlock)                          -       -          0.80          -            -        -
228  NEMA 4 BUTTONS                                                  -       -          0.80          -            -        -
229  NEMA 12 PANELS                                                  -       -          0.80          -            -        -
230  SPECIAL PAINT (to match carousels)                              -       -          0.80          -            -        -
231  ANTI FATIGUE MATTING                                            -       -          0.80          -            -        -
232  CAROUSEL E-STOP                                                 -       -          0.80          -            -        -
233  POD TASK COMPLETE BUTTON                                        -       -          0.80          -            -        -
234  0                                                               -       -          0.80          -            -        -
235  0                                                               -       -          0.80          -            -        -
236  SPECIAL ELECTRICAL OPTIONS (SHEET L)                       QTY      LIST           MULT       SELL        EXTENDED    QUOTE
---------------------------------------------------------------------------------------------------------------------------------
237  0                                                               -       -          0.80          -            -        -
238  0                                                               -       -          0.80          -            -        -
239  0                                                               -       -          0.80          -            -        -
240  0                                                               -       -          0.80          -            -        -
241  0                                                               -       -          0.80          -            -        -
242  0                                                               -       -          0.80          -            -        -
243  0                                                               -       -          0.80          -            -        -
244  0                                                               -       -          0.80          -            -        -
245  0                                                               -       -          0.80          -            -        -
246  MEZZANINE OPTIONS (SHEET M)                                     -       -          0.80          -            -        -
---------------------------------------------------------------------------------------------------------------------------------
247  0                                                               -       -          0.80          -            -        -
248  0                                                               -       -          0.80          -            -        -
249  0                                                               -       -          0.80          -            -        -
250  0                                                               -       -          0.80          -            -        -
251  0                                                               -       -          0.80          -            -        -
252  0                                                               -       -          0.80          -            -        -
---------------------------------------------------------------------------------------------------------------------------------
253
254
---------------------------------------------------------------------------------------------------------------------------------
255           ITEM                                             QTY      LIST           MULT        SELL        EXTENDED      QUOTE
---------------------------------------------------------------------------------------------------------------------------------
256  GENERAL CONDITIONS (OPTIONS)                                    -       -          0.80          -            -        -
257                                                                  -       -          0.80          -            -        -
258                                                                  -       -          0.80          -            -        -
259                                                                  -       -          0.80          -            -        -
260                                                                  -       -          0.80          -            -        -
261                                                                  -       -          0.80          -            -        -
262                                                                  -       -          0.80          -            -        -
263                                                                  -       -          0.80          -            -        -
264                                                                  -       -          0.80          -            -        -
265                                                                  -       -          0.80          -            -        -
266                                                                  -       -          0.80          -            -        -
267                                                                  -       -          0.80          -            -        -
268                                                                  -       -          0.80          -            -        -
260                                                                  -       -          0.80          -            -        -
270                                                                  -       -          0.80          -            -        -
271                                                                  -       -          0.80          -            -        -
272                                                                  -       -          0.80          -            -        -
273                                                                  -       -          0.80          -            -        -
274                                                                  -       -          0.80          -            -        -
275                                                                  -       -          0.80          -            -        -
276                                                                  -       -          0.80          -            -        -
277                                                                  -       -          0.80          -            -        -
278                                                                  -       -          0.80          -            -        -
279                                                                  -       -          0.80          -            -        -
280                                                                  -       -          0.80          -            -        -
281                                                                  -       -          0.80          -            -        -
282                                                                  -       -          0.80          -            -        -
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      A        B        C        D        E        F        G        H        I        J        K        L        M        N       O
------------------------------------------------------------------------------------------------------------------------------------
1   DIAMOND PHOENIX                                              SHEET B          CAROUSEL 1 PRICING                     1 OF 5
2
3                                      CUSTOMER: Diamond Phoenix                  SALESMAN: Ima Seller
4   DPC 07                         Dist/Consult: Capable distributor              DATE:     4-Sep-98
5   RELEASE 3.1                         ADDRESS: Anytown                          FILENAME: 0000
6                                                                                 LOCATION: G:\Sales\
7                                  PROJECT NAME: ABC                              REVISION:
====================================================================================================================================
8
===================================================================================-------------------------------------------------
9   MODEL NO.                                                                                       LBS/BIN [    ] Wrong Weight
10
11             0        0        0        0        0        0        0      #N/A             SERVICE FACTOR [    ]
===================================================================================
12                                                                                          1       1.25     1.5  TYPE "X" TO SELECT
                                                                                            ========================================
13  CAROUSEL 1               LENGTH                #N/A              #N/A METERS            -        -        -          X
14                           WIDTH                 #N/A              #N/A METERS            -        -        -
15                           HEIGHT                #N/A              #N/A METERS            -        -        -
                                                                                            ========================================
16
====================================================================================================================================
17                                                                      SUMMARY:       -            $0.00                  $0.00
====================================================================================================================================
18                                                                                       QTY        LIST PRICE        EXTENDED
19
20                           FRAME                                                         1           #N/A             #N/A
21                           CHAIN                                                         0           #N/A             #N/A
22           BASE            BINS                                                          0           #N/A             #N/A
23           PRICE           SHELVES                                                       0           #N/A             #N/A
24                           DRIVE                                                         1           #N/A             #N/A
25
====================================================================================================================================
26                           TOTAL BASE LIST PRICE                                                                            $0
====================================================================================================================================
27
====================================================================================================================================
28                           ITEMS                                                       QTY    CHECK  LIST PRICE     EXTENDED
29                                                                                             OPTIONS
30                           SOLID BIN BACKS (per sq ft)                                  -    [ ]        $1.38            -
31                           1500 LBS BINS (per bin)                                      -              $27.30            -
32                           2000 LBS BINS (per bin)                                      -              $40.83            -
33                           2000 LBS BINS (per carousel)                                 -             $750.00            -
34                           TRACK LUBRICATORS (per carousel)                             -    [ ]    $1,040.65            -
35                           SPECIAL PAINT (per bin)                                      -    [ ]       $10.92            -
36                           SPECIAL PAINT (per carousel)                                 -    [ ]      $300.00            -
37                           INVERTED DRIVE (per drive)                                   -    [ ]      $453.60            -
38                           REMOTE MOUNTED PANEL (25 ft cable)                           -    [ ]      $215.47            -
39                           RAISED LOWER GUIDE TRACK (per carousel)                      -             $163.80            -
40                           RAISED LOWER GUIDE TRACK (per bin)                           -               $5.00            -
41                           BIN MARKERS (per bin)                                        -    [ ]        $2.00            -
42                           SHELF MARKER STRIPS (per ft per shelf)                       -    [ ]        $1.00            -
43                           SHELF MARKER LABELS (per shelf)                              -    [ ]        $0.30            -
44                           SHELF REINFORCEMENT BARS (per shelf)                         -    [ ]        $7.38            -
45                           DUAL BINS                                                    -               $0.00            -
46                           SPECIAL BIN DEPTH (per inch per bin)                         -               $5.12            -
47                           PULL CORD SAFETY STOP (per carousel)                         -    [ ]      $163.80            -
48                           PULL CORD SAFETY STOP (per bin)                              -    [ ]        $5.47            -
49  UPGRADES                 CCS 4                                                        -    [ ]    $2,082.78            -
50  FOR                      CCS 4 PEDESTAL                                               -    [ ]      $257.00            -
51  CAROUSEL 1               SPECIAL SHELF DEPTH (shelfs x inches over standard)          -               $0.40            -
52                           EXTRACTOR SHELVES (enter shelf qty)                          -               $3.50            -
53                           EXTRACTOR APPLICATION (HD Chain per bin)                     -              $40.83            -
54                           FORWARD TILT SHELVES WITH FRONT LIP                          -    [ ]        $0.40            -
55                                                                                        -               $0.00            -
56                           HAND JOG SWITCH (per carousel)                               -    [ ]      $234.00            -
57                           HAND JOG SWITCH PEDESTAL                                     -    [ ]      $153.00            -
58                           FRONT/REAR LOCKOUT CONTROLS                                  -    [ ]    $1,541.00            -
59                           VERTICAL PHOTO EYES (2 included)                             -    [ ]      $489.05            -
60                           EMITTER RECEIVER PHOTO EYES (upgrade)                        -    [ ]      $500.00            -
61                           HORIZONTAL PHOTO EYES (2 included)                           -    [ ]      $436.57            -
62                           SAFETY MAT                                                   -    [ ]      $362.50            -
63                           EMERGENCY STOP (remote mounted - non lift)                   -    [ ]      $205.00            -
64                           EMERGENCY STOP (LTS/HSB mounted)                             -    [ ]      $165.00            -
65                           SEISMIC CONSTRUCTION (per bin)                               -    [ ]       $32.50            -
66                           440 VAC UPGRADE                                              -    [ ]        $0.00            -
67                           STANDARD BIN REMOVAL                                         -               $0.00            -
68                           SPECIALTY BIN                                                -               $0.00            -
69
====================================================================================================================================
70                           TOTAL CAROUSEL LIST OPTIONS                                                                      $0
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
      A        B        C        D        E        F        G        H        I        J        K        L        M        N       O
------------------------------------------------------------------------------------------------------------------------------------
73  DIAMOND PHOENIX                                              SHEET B          CAROUSEL 2 PRICING                     2 OF 5
74
===================================================================================
75  MODEL NO.                                                                                       LBS/BIN [   0]
76
77             0        0        0        0        0.00     0        0      #N/A             SERVICE FACTOR [   0]
===================================================================================
78                                                                                          1       1.25     1.5  TYPE "X" TO SELECT
                                                                                            ========================================
79  CAROUSEL 2               LENGTH                #N/A              #N/A METERS            -        -        -          X
80                           WIDTH                 #N/A              #N/A METERS            -        -        -
81                           HEIGHT                #N/A              #N/A METERS            -        -        -
                                                                                            ========================================
82
====================================================================================================================================
83                                                                      SUMMARY:       -            $0.00                  $0.00
====================================================================================================================================
84                                                                                       QTY        LIST PRICE        EXTENDED
85
86                           FRAME                                                         1           #N/A             #N/A
87                           CHAIN                                                         0           #N/A             #N/A
88           BASE            BINS                                                          0           #N/A             #N/A
89           PRICE           SHELVES                                                       0           #N/A             #N/A
90                           DRIVE                                                         1           #N/A             #N/A
91
====================================================================================================================================
92                           TOTAL BASE LIST PRICE                                                                            $0
====================================================================================================================================
93
====================================================================================================================================
94                           ITEMS                                                       QTY    CHECK  LIST PRICE     EXTENDED
95                                                                                             OPTIONS
96                           SOLID BIN BACKS (per sq ft)                                  -    [ ]        $1.38            -
97                           1500 LBS BINS (per bin)                                      -              $27.30            -
98                           2000 LBS BINS (per bin)                                      -              $40.83            -
99                           2000 LBS BINS (per carousel)                                 -             $750.00            -
100                          TRACK LUBRICATORS (per carousel)                             -    [ ]    $1,040.65            -
101                          SPECIAL PAINT (per bin)                                      -    [ ]       $10.92            -
102                          SPECIAL PAINT (per carousel)                                 -    [ ]      $300.00            -
103                          INVERTED DRIVE (per drive)                                   -    [ ]      $453.60            -
104                          REMOTE MOUNTED PANEL (25 ft cable)                           -    [ ]      $215.47            -
105                          RAISED LOWER GUIDE TRACK (per carousel)                      -             $163.80            -
106                          RAISED LOWER GUIDE TRACK (per bin)                           -               $5.00            -
107                          BIN MARKERS (per bin)                                        -    [ ]        $2.00            -
108                          SHELF MARKER STRIPS (per ft per shelf)                       -    [ ]        $1.00            -
109                          SHELF MARKER LABELS (per shelf)                              -    [ ]        $0.30            -
110                          SHELF REINFORCEMENT BARS (per shelf)                         -    [ ]        $7.38            -
111                          DUAL BINS                                                    -               $0.00            -
112                          SPECIAL BIN DEPTH (per inch per bin)                         -               $5.12            -
113                          PULL CORD SAFETY STOP (per carousel)                         -    [ ]      $163.80            -
114                          PULL CORD SAFETY STOP (per bin)                              -    [ ]        $5.47            -
115 UPGRADES                 CCS 4                                                        -    [ ]    $2,082.78            -
116 FOR                      CCS 4 PEDESTAL                                               -    [ ]      $257.00            -
117 CAROUSEL 2               SPECIAL SHELF DEPTH (shelfs x inches over standard)          -               $0.40            -
118                          EXTRACTOR SHELVES (enter shelf qty)                          -               $3.50            -
119                          EXTRACTOR APPLICATION (HD Chain per bin)                     -              $40.83            -
120                          FORWARD TILT SHELVES WITH FRONT LIP                          -    [ ]        $0.40            -
121                                                                                       -               $0.00            -
122                          HAND JOG SWITCH (per carousel)                               -    [ ]      $234.00            -
123                          HAND JOG SWITCH PEDESTAL                                     -    [ ]      $153.00            -
124                          FRONT/REAR LOCKOUT CONTROLS                                  -    [ ]    $1,541.00            -
125                          VERTICAL PHOTO EYES (2 included)                             -    [ ]      $489.05            -
126                          EMITTER RECEIVER PHOTO EYES (upgrade)                        -    [ ]      $500.00            -
127                          HORIZONTAL PHOTO EYES (2 included)                           -    [ ]      $436.57            -
128                          SAFETY MAT                                                   -    [ ]      $362.50            -
129                          EMERGENCY STOP (remote mounted - non lift)                   -    [ ]      $205.00            -
130                          EMERGENCY STOP (LTS/HSB mounted)                             -    [ ]      $165.00            -
131                          SEISMIC CONSTRUCTION (per bin)                               -    [ ]       $32.50            -
132                          440 VAC UPGRADE                                              -    [ ]        $0.00            -
133                          STANDARD BIN REMOVAL                                         -               $0.00            -
134                          SPECIALTY BIN                                                -               $0.00            -
135
====================================================================================================================================
136                          TOTAL CAROUSEL LIST OPTIONS                                                                      $0
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
      A        B        C        D        E        F        G        H        I        J        K        L        M        N       O
------------------------------------------------------------------------------------------------------------------------------------
139 DIAMOND PHOENIX                                              SHEET B          CAROUSEL 3 PRICING                     3 OF 5
140
===================================================================================
141 MODEL NO.                                                                                       LBS/BIN [   0]
142
143            0        0        0        0        0.00     0        0      #N/A             SERVICE FACTOR [   0]
===================================================================================
144                                                                                         1       1.25     1.5  TYPE "X" TO SELECT
                                                                                            ========================================
145 CAROUSEL 3               LENGTH                #N/A              #N/A METERS            -        -        -          X
146                          WIDTH                 #N/A              #N/A METERS            -        -        -
147                          HEIGHT                #N/A              #N/A METERS            -        -        -
                                                                                            ========================================
148
====================================================================================================================================
149                                                                     SUMMARY:       -            $0.00                  $0.00
====================================================================================================================================
150                                                                                      QTY        LIST PRICE        EXTENDED
151
152                          FRAME                                                         1           #N/A             #N/A
153                          CHAIN                                                         0           #N/A             #N/A
154          BASE            BINS                                                          0           #N/A             #N/A
155          PRICE           SHELVES                                                       0           #N/A             #N/A
156                          DRIVE                                                         1           #N/A             #N/A
157
====================================================================================================================================
158                          TOTAL BASE LIST PRICE                                                                            $0
====================================================================================================================================
159
====================================================================================================================================
160                          ITEMS                                                       QTY    CHECK  LIST PRICE     EXTENDED
161                                                                                            OPTIONS
162                          SOLID BIN BACKS (per sq ft)                                  -    [ ]        $1.38            -
163                          1500 LBS BINS (per bin)                                      -              $27.30            -
164                          2000 LBS BINS (per bin)                                      -              $40.83            -
165                          2000 LBS BINS (per carousel)                                 -             $750.00            -
166                          TRACK LUBRICATORS (per carousel)                             -    [ ]    $1,040.65            -
167                          SPECIAL PAINT (per bin)                                      -    [ ]       $10.92            -
168                          SPECIAL PAINT (per carousel)                                 -    [ ]      $300.00            -
169                          INVERTED DRIVE (per drive)                                   -    [ ]      $453.60            -
170                          REMOTE MOUNTED PANEL (25 ft cable)                           -    [ ]      $215.47            -
171                          RAISED LOWER GUIDE TRACK (per carousel)                      -             $163.80            -
172                          RAISED LOWER GUIDE TRACK (per bin)                           -               $5.00            -
173                          BIN MARKERS (per bin)                                        -    [ ]        $2.00            -
174                          SHELF MARKER STRIPS (per ft per shelf)                       -    [ ]        $1.00            -
175                          SHELF MARKER LABELS (per shelf)                              -    [ ]        $0.30            -
176                          SHELF REINFORCEMENT BARS (per shelf)                         -    [ ]        $7.38            -
177                          DUAL BINS                                                    -                 -              -
178                          SPECIAL BIN DEPTH (per inch per bin)                         -               $5.12            -
179                          PULL CORD SAFETY STOP (per carousel)                         -    [ ]      $163.80            -
180                          PULL CORD SAFETY STOP (per bin)                              -    [ ]        $5.47            -
181 UPGRADES                 CCS 4                                                        -    [ ]    $2,082.78            -
182 FOR                      CCS 4 PEDESTAL                                               -    [ ]      $257.00            -
183 CAROUSEL 3               SPECIAL SHELF DEPTH (shelfs x inches over standard)          -               $0.40            -
184                          EXTRACTOR SHELVES (enter shelf qty)                          -               $3.50            -
185                          EXTRACTOR APPLICATION (HD Chain per bin)                     -              $40.83            -
186                          FORWARD TILT SHELVES WITH FRONT LIP                          -    [ ]        $0.40            -
187                                                                                       -                 -              -
188                          HAND JOG SWITCH (per carousel)                               -    [ ]      $234.00            -
189                          HAND JOG SWITCH PEDESTAL                                     -    [ ]      $153.00            -
190                          FRONT/REAR LOCKOUT CONTROLS                                  -    [ ]    $1,541.00            -
191                          VERTICAL PHOTO EYES (2 included)                             -    [ ]      $489.05            -
192                          EMITTER RECEIVER PHOTO EYES (upgrade)                        -    [ ]      $500.00            -
193                          HORIZONTAL PHOTO EYES (2 included)                           -    [ ]      $436.57            -
194                          SAFETY MAT                                                   -    [ ]      $362.50            -
195                          EMERGENCY STOP (remote mounted - non lift)                   -    [ ]      $205.00            -
196                          EMERGENCY STOP (LTS/HSB mounted)                             -    [ ]      $165.00            -
197                          SEISMIC CONSTRUCTION (per bin)                               -    [ ]       $32.50            -
198                          440 VAC UPGRADE                                              -    [ ]          -              -
199                          STANDARD BIN REMOVAL                                         -                 -              -
200                          SPECIALTY BIN                                                -                 -              -
201
====================================================================================================================================
202                          TOTAL CAROUSEL LIST OPTIONS                                                                      $0
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
      A        B        C        D        E        F        G        H        I        J        K        L        M        N       O
------------------------------------------------------------------------------------------------------------------------------------
205 DIAMOND PHOENIX                                              SHEET B          CAROUSEL 4 PRICING                     4 OF 5
206
===================================================================================
207 MODEL NO.                                                                                       LBS/BIN [   0]
208
209            0        0        0        0        0.00     0        0      #N/A             SERVICE FACTOR [   0]
===================================================================================
210                                                                                         1       1.25     1.5  TYPE "X" TO SELECT
                                                                                            ========================================
211 CAROUSEL 4               LENGTH                #N/A              #N/A METERS            -        -        -          X
212                          WIDTH                 #N/A              #N/A METERS            -        -        -
213                          HEIGHT                #N/A              #N/A METERS            -        -        -
                                                                                            ========================================
214
====================================================================================================================================
215                                                                     SUMMARY:       -            $0.00                  $0.00
====================================================================================================================================
216                                                                                      QTY        LIST PRICE        EXTENDED
217
218                          FRAME                                                         1           #N/A             #N/A
219                          CHAIN                                                         0           #N/A             #N/A
220          BASE            BINS                                                          0           #N/A             #N/A
221          PRICE           SHELVES                                                       0           #N/A             #N/A
222                          DRIVE                                                         1           #N/A             #N/A
223
====================================================================================================================================
224                          TOTAL BASE LIST PRICE                                                                            $0
====================================================================================================================================
225
====================================================================================================================================
226                          ITEMS                                                       QTY    CHECK  LIST PRICE     EXTENDED
227                                                                                            OPTIONS
228                          SOLID BIN BACKS (per sq ft)                                  -    [ ]        $1.38            -
229                          1500 LBS BINS (per bin)                                      -              $27.30            -
230                          2000 LBS BINS (per bin)                                      -              $40.83            -
231                          2000 LBS BINS (per carousel)                                 -             $750.00            -
232                          TRACK LUBRICATORS (per carousel)                             -    [ ]    $1,040.65            -
233                          SPECIAL PAINT (per bin)                                      -    [ ]       $10.92            -
234                          SPECIAL PAINT (per carousel)                                 -    [ ]      $300.00            -
235                          INVERTED DRIVE (per drive)                                   -    [ ]      $453.60            -
236                          REMOTE MOUNTED PANEL (25 ft cable)                           -    [ ]      $215.47            -
237                          RAISED LOWER GUIDE TRACK (per carousel)                      -             $163.80            -
238                          RAISED LOWER GUIDE TRACK (per bin)                           -               $5.00            -
239                          BIN MARKERS (per bin)                                        -    [ ]        $2.00            -
240                          SHELF MARKER STRIPS (per ft per shelf)                       -    [ ]        $1.00            -
241                          SHELF MARKER LABELS (per shelf)                              -    [ ]        $0.30            -
242                          SHELF REINFORCEMENT BARS (per shelf)                         -    [ ]        $7.38            -
243                          DUAL BINS                                                    -               $0.00            -
244                          SPECIAL BIN DEPTH (per inch per bin)                         -               $5.12            -
245                          PULL CORD SAFETY STOP (per carousel)                         -    [ ]      $163.80            -
246                          PULL CORD SAFETY STOP (per bin)                              -    [ ]        $5.47            -
247 UPGRADES                 CCS 4                                                        -    [ ]    $2,082.78            -
248 FOR                      CCS 4 PEDESTAL                                               -    [ ]      $257.00            -
249 CAROUSEL 4               SPECIAL SHELF DEPTH (shelfs x inches over standard)          -               $0.40            -
250                          EXTRACTOR SHELVES (enter shelf qty)                          -               $3.50            -
251                          EXTRACTOR APPLICATION (HD Chain per bin)                     -              $40.83            -
252                          FORWARD TILT SHELVES WITH FRONT LIP                          -    [ ]        $0.40            -
253                                                                                       -               $0.00            -
254                          HAND JOG SWITCH (per carousel)                               -    [ ]      $234.00            -
255                          HAND JOG SWITCH PEDESTAL                                     -    [ ]      $153.00            -
256                          FRONT/REAR LOCKOUT CONTROLS                                  -    [ ]    $1,541.00            -
257                          VERTICAL PHOTO EYES (2 included)                             -    [ ]      $489.05            -
258                          EMITTER RECEIVER PHOTO EYES (upgrade)                        -    [ ]      $500.00            -
259                          HORIZONTAL PHOTO EYES (2 included)                           -    [ ]      $436.57            -
260                          SAFETY MAT                                                   -    [ ]      $362.50            -
261                          EMERGENCY STOP (remote mounted - non lift)                   -    [ ]      $205.00            -
262                          EMERGENCY STOP (LTS/HSB mounted)                             -    [ ]      $165.00            -
263                          SEISMIC CONSTRUCTION (per bin)                               -    [ ]       $32.50            -
264                          440 VAC UPGRADE                                              -    [ ]        $0.00            -
265                          STANDARD BIN REMOVAL                                         -               $0.00            -
266                          SPECIALTY BIN                                                -               $0.00            -
267
====================================================================================================================================
268                          TOTAL CAROUSEL LIST OPTIONS                                                                   $0.00
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
      A        B        C        D        E        F        G        H        I        J        K        L        M        N       O
------------------------------------------------------------------------------------------------------------------------------------
271 DIAMOND PHOENIX                                              SHEET B          CAROUSEL SPECIALS/OPTIONS              5 OF 5
272 SPECIAL CAROUSEL ITEMS (FOR ALL CAROUSELS)
====================================================================================================================================
273                          SPECIAL CAROUSEL ITEMS                                     QTY          LIST PRICE        EXTENDED
274
275            1    Bin side jig (for extractor applications)                             -          $1,500.00            -
276            2    Bin shelf jig (for extractor applications)                            -          $1,000.00            -
277            3                                                                                         $0.00            -
278            4                                                                                         $0.00            -
279            5                                                                                         $0.00            -
280            6                                                                                         $0.00            -
281            7                                                                                         $0.00            -
282            8                                                                                         $0.00            -
283            9                                                                                         $0.00            -
284            10                                                                                        $0.00            -
285            11                                                                                        $0.00            -
286            12                                                                                        $0.00            -
287            13                                                                                        $0.00            -
288            14                                                                                        $0.00            -
289            15                                                                                        $0.00            -
290            16                                                                                        $0.00            -
291            17                                                                                        $0.00            -
292            18                                                                                        $0.00            -
293            19                                                                                        $0.00            -
294            20
====================================================================================================================================
295                          TOTAL SPECIAL CAROUSEL ITEMS                                                               $0.00
====================================================================================================================================
296
297 CAROUSEL OPTIONS (FOR ALL CAROUSELS)
====================================================================================================================================
298                          CAROUSEL OPTIONS                                           QTY          LIST PRICE        EXTENDED
299
300            1    SOLID BIN BACKS (per sq ft)                                           -              $1.38            -
301            2    TRACK LUBRICATORS (per carousel)                                      -          $1,040.65            -
302            3    SPECIAL PAINT (per bin)                                               -             $10.92            -
303            4    SPECIAL PAINT (per carousel)                                          -            $300.00            -
304            5    INVERTED DRIVE (per drive)                                            -            $453.60            -
305            5    REMOTE MOUNTED PANEL (25 ft cable)                                    -            $215.47            -
306            6    BIN MARKERS (per bin)                                                 -              $0.00            -
307            7    SHELF MARKER STRIPS (per ft per shelf)                                -              $1.00            -
308            8    SHELF MARKER LABELS (per shelf)                                       -              $0.30            -
309            9    SHELF REINFORCEMENT BARS (per shelf)                                  -              $7.38            -
310            10   PULL CORD SAFETY STOP (per carousel)                                  -            $163.80            -
311            11   PULL CORD SAFETY STOP (per bin)                                       -              $5.47            -
312            12   CCS 4                                                                 -          $2,082.78            -
313            13   CCS 4 PEDESTAL                                                        -            $257.00            -
314            14   FORWARD TILT SHELVES WITH FRONT LIP                                   -              $0.40            -
315            15                                                                         -              $0.00            -
316            16   HAND JOG SWITCH (per carousel)                                        -            $234.00            -
317            17   HAND JOG SWITCH PEDESTAL                                              -            $153.00            -
318            18   FRONT/REAR LOCKOUT CONTROLS                                           -          $1,541.00            -
319            19   VERTICAL PHOTO EYES (2 included)                                      -            $489.05            -
320            20   EMITTER RECEIVER PHOTO EYE (upgrade)                                  -            $500.00            -
321            21   HORIZONTAL PHOTO EYES (2 included)                                    -            $436.57            -
322            22   SAFETY MAT                                                            -            $362.50            -
323            23   EMERGENCY STOP (remote mounted)                                       -            $204.12            -
324            24   EMERGENCY STOP (light tree mounted)                                   -            $164.43            -
325            25   SEISMIC CONSTRUCTION (per bin)                                        -             $32.50            -
326            26   440 VAC UPGRADE                                                       -              $0.00            -
327            27                                                                         -              $0.00            -
328            28                                                                         -              $0.00            -
329            29                                                                         -              $0.00            -
330
====================================================================================================================================
331                                                                                                                     $0.00
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
          A                 B             C          D        E           F        G        H        I        J        K        L
------------------------------------------------------------------------------------------------------------------------------------
1  DIAMOND PHOENIX       SHEET C      EXTRACTOR 1 PRICING              1 OF 3
2  ----------------------------------------------------------------------------
3                        CUSTOMER:  Diamond Phoenix       SALESMAN:  Ima Seller
4  DPC 07            Dist/Consult:  Capable distributor   DATE:      04-Sep-98
5  Release 3.1            ADDRESS:  Anytown               FILENAME:  0000
6                                                         LOCATION:  G:\Sales\
7                    PROJECT NAME:  ABC                   REVISION:
-------------------------------------------------------------------------------
8
                                    -------------------------------------------
9  EXTRACTOR 1                      SUMMARY:         --           $0         $0
                                    -------------------------------------------
10
-------------------------------------------------------------------------------

11                   ITEMS                          QTY   LIST PRICE   EXTENDED
12
13 MAST STRUCTURE BASE PRICE (per extractor)         --      $16,500         --
14 MAST STRUCTURE PRICE PER FOOT (per extractor)     --      $   250         --
15 OVERHEIGHT MAST HANDLING (per extractor over 40') --      $ 2,000         --
16 MAST SPLICE OPTION (per extractor)                --      $   578         --
17 CARRIAGE ASSEMBLY (single side clamp)             --      $ 8,100         --   clamp style with conveyors over/under carousels
18
19 CARRIAGE ASSEMBLY (pass through clamp)            --      $18,250         --   clamp style with conveyors behind the carousels
20
21 CARRIAGE ASSEMBLY (pass through gripper)          --          N/A         --   consult factory for this price
22                                                                                  (not available 1/9/96)
23 EXTRACTOR BRACING (per carousel)                  --      $   450         --   bracing from top of EACH carousel
24
25 REAR PERSONNEL GUARDING (per extractor)           --      $   450         --   floor level guard at rear of mast
26
27 SIDE PERSONNEL GUARDING (per extractor)           --      $ 1,035         --   floor level guard at each side of mast
28
29 CAROUSEL COMPONENTS (per carousel)                --      $ 2,780         --   (2) bin alignment photo eyes
30                                                                                (8) absolute bin position photo eyes
31                                                                                (3) tote protrusion photo eyes
32 BIN ALIGNMENT/POSITIONING BRACKETS (per bin)      --      $    24         --
33 CONVEYOR COMPONENTS (per conveyor interface)      --      $   833         --
34 CONTROLS ENCLOSURE (per stack)                    --      $23,657         --   (Enclosure w/disconnect, I/E motor controllers
35                                                                                 & PLC)
36 INSTALLATION AID KIT (per extractor)              --      $   507         --   installation template, lifting bracket
37
38 ENCODER ASSEMBLY (per stack)                      --      $ 1,951         --   (encoder, HS enc. card, analog card cable)
39
40 ENCODERS (per carousel)                           --      $   222         --
41
42 DEDUCT FOR SLOWER VERTICAL DRIVE                  --      $(6,169)        --   deduct KBA 90, smaller cabinet & I/E E-trac (220v)
43
44 DEDUCT FOR SLOWER VERTICAL DRIVE                  --      $(3,700)        --   deduct KBA 90, smaller cabinet & I/E E-trac (440v)
45
46 DEDUCT FOR BASIC MODULE                           --      $  (556)        --   if using Data Highway "DCM" module
47
48 OPTION FOR CABINET HEATER                         --      $   220         --   if application is for a "cooler" environment
49
50 INTERIOR MAINTENANCE CAROUSEL LADDERS             --      $ 1,810         --   including top catwalk (priced per stack)
51
52 OVERSIZE CARRIAGE                                 --      $ 4,160         --   required for containers bigger than 24" x 24"
53
54 OVERSIZE BASE/TOP SECTION                         --      $ 1,250         --   required for containers bigger than 24" x 24"
55
56 UNBALANCED LOAD                                   --      $ 2,750         --   this occurs in low headroom applications
57
-------------------------------------------------------------------------------
58              TOTAL LIST PRICE                                             $0
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           A                 B             C          D        E           F        G        H        I        J        K        L
------------------------------------------------------------------------------------------------------------------------------------
63  DIAMOND PHOENIX       SHEET C      EXTRACTOR 2 PRICING              2 OF 3
-------------------------------------------------------------------------------
64
65                        CUSTOMER:  Diamond Phoenix       SALESMAN:  Seller
66  DPC 07            Dist/Consult:  Capable distributor   DATE:      04-Sep-98
67  Release 3.1            ADDRESS:  Anytown               FILENAME:  0000
68                                                         LOCATION:  G:\Sales\
69                    PROJECT NAME:  ABC                   REVISION:
-------------------------------------------------------------------------------
70
                                     -------------------------------------------
71  EXTRACTOR 2                      SUMMARY:         --           $0         $0
                                     -------------------------------------------
72
-------------------------------------------------------------------------------
73                    ITEMS                          QTY   LIST PRICE   EXTENDED
74
75  MAST STRUCTURE BASE PRICE (per extractor)         --      $16,500         --
76  MAST STRUCTURE PRICE PER FOOT (per extractor)     --      $   250         --
77  OVERHEIGHT MAST HANDLING (per extractor over 40') --      $ 2,000         --
78  MAST SPLICE OPTION (per extractor)                --      $   578         --
79  CARRIAGE ASSEMBLY (single side clamp)             --      $ 8,100         --  clamp style with conveyors over/under carousels
80
81  CARRIAGE ASSEMBLY (pass through clamp)            --      $18,250         --  clamp style with conveyors behind the carousels
82
83  CARRIAGE ASSEMBLY (pass through gripper)          --          N/A         --  consult factory for this price
84                                                                                  (not available 1/9/96)
85  EXTRACTOR BRACING (per carousel)                  --      $   450         --  bracing from top of EACH carousel
86
87  REAR PERSONNEL GUARDING (per extractor)           --      $   450         --  floor level guard at rear of mast
88
89  SIDE PERSONNEL GUARDING (per extractor)           --      $ 1,035         --  floor level guard at each side of mast
90
91  CAROUSEL COMPONENTS (per carousel)                --      $ 2,780         --  (2) bin alignment photo eyes
92                                                                                (8) absolute bin position photo eyes
93                                                                                (3) tote protrusion photo eyes
94
95  BIN ALIGNMENT/POSITIONING BRACKETS (per bin)      --      $    24         --
96  CONVEYOR COMPONENTS (per conveyor interface)      --      $   833         --
97  CONTROLS ENCLOSURE (per stack)                    --      $23,657         --  (Enclosure w/disconnect, I/E motor controllers
98                                                                                & PLC)
99  INSTALLATION AID KIT (per extractor)              --      $   507         --  installation template, lifting bracket
100
101 ENCODER ASSEMBLY (per stack)                      --      $ 1,951         --  (encoder, HS enc. card, analog card cable)
102
103 ENCODERS (per carousel)                           --      $   222         --
104
105 DEDUCT FOR SLOWER VERTICAL DRIVE                  --      $(6,169)        --  deduct KBA 90, smaller cabinet & I/E E-trac (220v)
106
107 DEDUCT FOR SLOWER VERTICAL DRIVE                  --      $(3,700)        --  deduct KBA 90, smaller cabinet & I/E E-trac (440v)
108
109 DEDUCT FOR BASIC MODULE                           --      $  (556)        --  if using Data Highway "DCM" module
110
111 OPTION FOR CABINET HEATER                         --      $   220         --  if application is for a "cooler" environment
112
113 INTERIOR MAINTENANCE CAROUSEL LADDERS             --      $ 1,810         --  including top catwalk (priced per stack)
114
115 OVERSIZE CARRIAGE                                 --      $ 4,160         --  required for containers bigger than 24" x 24"
116
117 OVERSIZE BASE/TOP SECTION                         --      $ 1,250         --  required for containers bigger than 24" x 24"
118
119 UNBALANCED LOAD                                   --      $ 2,750         --  this occurs in low headroom applications
120
--------------------------------------------------------------------------------
121             TOTAL LIST PRICE                                              $0
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                A                   B              C          D          E               F
----------------------------------------------------------------------------------------------
125     DIAMOND PHOENIX          SHEET C        EXTRACTOR SPECIALS/OPTIONS             3 OF 3
----------------------------------------------------------------------------------------------
126
----------------------------------------------------------------------------------------------
127     SPECIAL EXTRACTOR ITEMS (FOR ALL EXTRACTORS)
----------------------------------------------------------------------------------------------
128                          ITEMS                           QTY      LIST PRICE      EXTENDED
129
130                                                           -          $0.00            -
131                                                           -          $0.00            -
132                                                           -          $0.00            -
133                                                           -          $0.00            -
134                                                           -          $0.00            -
135                                                           -          $0.00            -
136                                                           -          $0.00            -
137                                                           -          $0.00            -
138                                                           -          $0.00            -
139                                                           -          $0.00            -
140                                                           -          $0.00            -
141                                                           -          $0.00            -
142                                                           -          $0.00            -
143                                                           -          $0.00            -
144                                                           -          $0.00            -
145                                                           -          $0.00            -
146                                                           -          $0.00            -
147                                                           -          $0.00            -
148                                                           -          $0.00            -
149                                                           -          $0.00            -
150                                                           -          $0.00            -
151                                                           -          $0.00            -
152                                                           -          $0.00            -
153
----------------------------------------------------------------------------------------------
154     TOTAL SPECIAL EXTRACTOR ITEMS                                                     $0
----------------------------------------------------------------------------------------------
155
156     EXTRACTOR OPTIONS (FOR ALL EXTRACTORS)
----------------------------------------------------------------------------------------------
157                          ITEMS                           QTY      LIST PRICE      EXTENDED
158
159     0                                                     -          $0.00            -
160     0                                                     -          $0.00            -
161     0                                                     -          $0.00            -
162     0                                                     -          $0.00            -
163     0                                                     -          $0.00            -
164     0                                                     -          $0.00            -
165     0                                                     -          $0.00            -
166     0                                                     -          $0.00            -
167     0                                                     -          $0.00            -
168
----------------------------------------------------------------------------------------------
169     TOTAL EXTRACTOR OPTIONS                                                           $0
----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               A                       B             C                 D             E             F                  G
-----------------------------------------------------------------------------------------------------------------------------------
 1   DIAMOND PHOENIX                            SHEET D LIGHT TREE     /    SORT BAR PRICING                        1 OF 2
-----------------------------------------------------------------------------------------------------------------------------------
 2
===================================================================================================================================
 3                                 CUSTOMER:    Diamond Phoenix                   SALESMAN:    Ima Seller
 4   DPC 07                  Dist / Consult:    Capable distributor               DATE:        04-Sep-98
 5   RELEASE 3.1                    ADDRESS:    Anytown                           FILENAME:    0000
 6                                                                                LOCATION:    G:\Sales\
 7                             PROJECT NAME:    ABC                               REVISION:
===================================================================================================================================
 8
=============================================================================================================
 9   LIGHT TREE 1                                    SUMMARY:              -         $0.00         $0.00
=============================================================================================================
10   ITEMS                                             QTY           CHECK        LIST PRICE       EXTENDED
11                                                                  OPTIONS
12   BASE PRICE                                         -                           $1,158            -
13   HEIGHT IN FEET                                     -                              $45            -
14   8 DIGIT DISPLAYS                                   -                             $310            -
15   12 DIGIT DISPLAYS                                  -             [ ]             $410            -
16   2ND POWER SUPPLY (if more than 24 display)         -                             $335            -
17   REMOTE TASK COMPLETE BUTTONS                       -             [ ]             $145            -
18   EMERGENCY STOP BUTTONS                             -             [ ]             $165            -
19   BI DIRECTIONAL SWITCH                              -                             $150            -
=============================================================================================================
20
=============================================================================================================
21   LIGHT TREE 2                                    SUMMARY:              -         $0.00         $0.00
=============================================================================================================
22   ITEMS                                             QTY           CHECK        LIST PRICE       EXTENDED
23                                                                  OPTIONS
24   BASE PRICE                                         -                           $1,158            -
25   HEIGHT IN FEET                                     -                              $45            -
26   8 DIGIT DISPLAYS                                   -                             $310            -
27   12 DIGIT DISPLAYS                                  -             [ ]             $410            -
28   2ND POWER SUPPLY (if more than 24 display)         -                             $335            -
29   REMOTE TASK COMPLETE BUTTONS                       -             [ ]             $145            -
30   EMERGENCY STOP BUTTONS                             -             [ ]             $165            -
31   BI DIRECTIONAL SWITCH                              -                             $150            -
=============================================================================================================
32
=============================================================================================================
33   SORT BAR 1                                      SUMMARY:              -         $0.00         $0.00
=============================================================================================================
34   ITEMS                                             QTY           CHECK        LIST PRICE       EXTENDED
35                                                                  OPTIONS
36   BASE PRICE                                         -                           $1,140            -
37   LENGTH IN FEET                                     -                              $45            -
38   8 DIGIT DISPLAYS                                   -                             $310            -
39   12 DIGIT DISPLAYS                                  -             [ ]             $410            -
40   REMOTE TASK COMPLETE BUTTONS                       -             [ ]             $145            -
=============================================================================================================
41
=============================================================================================================
42   SORT BAR 2                                      SUMMARY:              -         $0.00         $0.00
=============================================================================================================
43   ITEMS                                             QTY           CHECK        LIST PRICE       EXTENDED
44                                                                  OPTIONS
45   BASE PRICE                                         -                           $1,140            -
46   LENGTH IN FEET                                     -                              $45            -
47   8 DIGIT DISPLAYS                                   -                             $310            -
48   12 DIGIT DISPLAYS                                  -             [ ]             $410            -
49   REMOTE TASK COMPLETE BUTTONS                       -             [ ]             $145            -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               A                       B             C                 D             E             F                  G
-----------------------------------------------------------------------------------------------------------------------------------
52   DIAMOND PHOENIX                            SHEET D             KEY TREE PRICING                                2 OF 2
-----------------------------------------------------------------------------------------------------------------------------------
53
===================================================================================================================================
54                                 CUSTOMER:    Diamond Phoenix                   SALESMAN:    Ima Seller
55   DPC 07                  Dist / Consult:    Capable distributor               DATE:        04-Sep-98
56   Release 3.1                    ADDRESS:    Anytown                           FILENAME:    0000
57                                                                                LOCATION:    G:\Sales\
58                             PROJECT NAME:    ABC                               REVISION:
===================================================================================================================================
59
=============================================================================================================
60   KEY TREE 1                                      SUMMARY:          -             $0.00         $0.00
=============================================================================================================
61   ITEMS                                             QTY           CHECK        LIST PRICE       EXTENDED
62                                                                  OPTIONS
63   BASE PRICE                                         -                           $2,240            -
64   HEIGHT IN FEET                                     -                              $45            -
65   DISPLAYS                                           -                             $720            -
66   EMERGENCY STOP BUTTONS                             -             [ ]             $145            -
=============================================================================================================
67
=============================================================================================================
68   KEY TREE 2                                      SUMMARY:          -             $0.00         $0.00
=============================================================================================================
69   ITEMS                                             QTY           CHECK        LIST PRICE       EXTENDED
70                                                                  OPTIONS
71   BASE PRICE                                         -                           $2,240            -
72   HEIGHT IN FEET                                     -                              $45            -
73   DISPLAYS                                           -                             $840            -
74   EMERGENCY STOP BUTTONS                             -             [ ]             $145            -
=============================================================================================================
75
76   SPECIAL LIGHT TREE & SORTBAR ITEMS (FOR ALL LTS & SLB)
=============================================================================================================
77   ITEMS                                                            QTY         LIST PRICE       EXTENDED
78
79   0                                                                 -                $0            -
80   0                                                                 -                $0            -
81   0                                                                 -                $0            -
82   0                                                                 -                $0            -
83   0                                                                 -                $0            -
84   0                                                                 -                $0            -
85   0                                                                 -                $0            -
=============================================================================================================
86   TOTAL LIGHT TREE & SORTBAR SPECIALS                                                           $0.00
=============================================================================================================
87
88   LIGHT TREE OPTIONS
=============================================================================================================
89   ITEMS                                                            QTY         LIST PRICE       EXTENDED
90
91   12 DIGIT DISPLAYS                                                 -              $410            -
92   REMOTE TASK COMPLETE BUTTONS                                      -              $145            -
93   EMERGENCY STOP BUTTONS                                            -              $195            -
94   0                                                                 -                $0            -
95   0                                                                 -                $0            -
96
=============================================================================================================
97   TOTAL LIGHT TREE OPTIONS                                                                      $0.00
=============================================================================================================
98
99   KEY TREE OPTIONS
=============================================================================================================
100  ITEMS                                                            QTY         LIST PRICE       EXTENDED
101
102  EMERGENCY STOP BUTTONS                                            -              $195            -
103  0                                                                 -                $0            -
104  0                                                                 -                $0            -
105  0                                                                 -                $0            -
106
=============================================================================================================
107  TOTAL KEY TREE OPTIONS                                                                        $0.00
=============================================================================================================
108
109  SORT BAR OPTIONS
=============================================================================================================
110  ITEMS                                                            QTY         LIST PRICE       EXTENDED
111
112  12 DIGIT DISPLAYS                                                 -              $410            -
113  REMOTE TASK COMPLETE BUTTONS                                      -              $145            -
114  0                                                                 -                $0            -
115  0                                                                 -                $0            -
116
=============================================================================================================
117  TOTAL SORT BAR OPTIONS                                                                        $0.00
===================================================================================================================================

                A                  B                 C           D           E          F         G
-------------------------------------------------------------------------------------------------------------
1     DIAMOND PHOENIX       SHEET E        WORKSTATION 1 PRICING                                1 OF 3
2
-------------------------------------------------------------------------------------------------------------
3                                   CUSTOMER:    Diamond Phoenix      SALESMAN: Ima Seller
4     DPC 07                    Dist/Consult:    Capable distributor      DATE: 04-Sep-98
5     Release 3.1                    ADDRESS:    Anytown                  FILE: 0000
6                                                                     LOCATION: G:\Sales\
7                               PROJECT NAME:    ABC                  REVISION:
-----------------------------------------------------------------------------------------------------
8
-------------------------------------------------------------------------------------------------------------
9                    WORKSTATION 1 SUMMARY          QTY     CHECK        LIST PRICE           EXTENDED
10                                                         OPTIONS
-------------------------------------------------------------------------------------------------------------
11                   SHELVES                           --
12                   SHELF WIREWAY                     --
13                   CORNER SHELVES                    --
14                   LEGS                              --
15                   TOTE STOPS                        --
16                   TASK LIGHTING (per shelf)         --
17
18                   KEYBOARD DRAWER                   --      [ ]           $145.00
19                   UTILITY DRAWERS                   --      [ ]           $325.00
20                   FLOATING MONITOR ARM              --      [ ]           $125.00
21                   SCANNER MOUNTING BRACKET          --      [ ]            $70.00
22                   ANTI FATIGUE MATTING (per sq ft)  --      [ ]            $10.00
23                   GROUND STRAPS                     --      [ ]           $150.00
24                   SPECIAL POWER REQUIREMENTS                                $0.00
-------------------------------------------------------------------------------------------------------------
25                   TOTAL WORKSTATION LIST PRICE (EACH)                    SUBTOTAL                     $0
-------------------------------------------------------------------------------------------------------------
26
-------------------------------------------------------------------------------------------------------------
27                   ITEMS                          QTY     LENGTH     WIDTH       LIST PRICE         EXTEND
28
29                   BATCH                           --         72       24           $453.69             --
30                   BATCH                           --         84       30           $472.05             --
31   SHELVES         BATCH                           --         72       30           $462.87             --
32                   TOP                             --         72       18           $444.52             --
33                   SIDE                            --         48       24           $438.40             --
34
-------------------------------------------------------------------------------------------------------------
35
-------------------------------------------------------------------------------------------------------------
36                   ITEMS                          QTY     LENGTH     OUTLETS     LIST PRICE         EXTEND
37
38                   TOP                             --         72        4           $211.98             --
39   WIREWAY         CORNER                          --         96        5           $270.98             --
40                   SIDE                            --         96        5           $270.98             --
41
-------------------------------------------------------------------------------------------------------------
42
-------------------------------------------------------------------------------------------------------------
43                   ITEMS                          QTY     LENGTH     WIDTH       LIST PRICE         EXTEND
44
45   CORNERS         CORNER SHELF                    --         24       30           $169.32             --
46                   CORNER SHELF                    --         24       24           $169.32             --
47
-------------------------------------------------------------------------------------------------------------
48
-------------------------------------------------------------------------------------------------------------
49                   ITEMS                          QTY     LENGTH                 LIST PRICE         EXTEND
50
51                   LEG                             --         60                     $80.49             --
52   LEGS            LEG                             --         30                     $66.74             --
53                   LEG                             --         30                     $66.74             --
54
-------------------------------------------------------------------------------------------------------------
55
-------------------------------------------------------------------------------------------------------------
56                   ITEMS                          QTY     LENGTH                 LIST PRICE         EXTEND
57
58   TOTE STOP       TOTE STOP                       --         60                     $33.07             --
59                   TOTE STOP                       --         72                     $34.89             --
60
-------------------------------------------------------------------------------------------------------------
61
-------------------------------------------------------------------------------------------------------------
62                   ITEMS                          QTY                            LIST PRICE         EXTEND
63
64                   24" SHELF                       --                                $90.00             --
65                   36" SHELF                       --                                $90.00             --
66   TASK LIGHTING   48" SHELF                       --                               $140.00             --
67                   60" SHELF                       --                               $175.00             --
68                   72" SHELF                       --                               $175.00             --
69
-------------------------------------------------------------------------------------------------------------

                A                  B                 C           D           E          F         G
-------------------------------------------------------------------------------------------------------------
71    DIAMOND PHOENIX       SHEET E        WORKSTATION 2 PRICING                                2 OF 3
72
-------------------------------------------------------------------------------------------------------------
73                                  CUSTOMER:    Diamond Phoenix      SALESMAN: Ima Seller
74    DPC 07                    Dist/Consult:    Capable distributor      DATE: 04-Sep-98
75    Release 3.1                    ADDRESS:    Anytown                  FILE: 0000
76                                                                    LOCATION: G:\Sales\
77                              PROJECT NAME:    ABC                  REVISION:
-----------------------------------------------------------------------------------------------------
78
-------------------------------------------------------------------------------------------------------------
79                   WORKSTATION 2 SUMMARY          QTY     CHECK        LIST PRICE           EXTENDED
80                                                         OPTIONS
-------------------------------------------------------------------------------------------------------------
81                   SHELVES                           --
82                   SHELF WIREWAY                     --
83                   CORNER SHELVES                    --
84                   LEGS                              --
85                   TOTE STOPS                        --
86                   TASK LIGHTING (per shelf)         --
87
88                   KEYBOARD DRAWER                   --      [ ]           $145.00
89                   UTILITY DRAWERS                   --      [ ]           $325.00
90                   FLOATING MONITOR ARM              --      [ ]           $125.00
91                   SCANNER MOUNTING BRACKET          --      [ ]            $70.00
92                   ANTI FATIGUE MATTING (per sq ft)  --      [ ]            $10.00
93                   GROUND STRAPS                     --      [ ]           $150.00
94                   SPECIAL POWER REQUIREMENTS                                $0.00
-------------------------------------------------------------------------------------------------------------
95                   TOTAL WORKSTATION LIST PRICE (EACH)                    SUBTOTAL                     $0
-------------------------------------------------------------------------------------------------------------
96
-------------------------------------------------------------------------------------------------------------
97                   ITEMS                          QTY     LENGTH     WIDTH       LIST PRICE         EXTEND
98
99                   BATCH                           --         96       24           $448.99             --
100                  BATCH                           --         84       24           $461.34             --
101  SHELVES         BATCH                           --         96       24           $468.99             --
102                  TOP                             --         89       24           $461.34             --
103                  SIDE                            --         48       24           $438.40             --
104
-------------------------------------------------------------------------------------------------------------
105
-------------------------------------------------------------------------------------------------------------
106                  ITEMS                          QTY     LENGTH     OUTLETS     LIST PRICE         EXTEND
107
108                  TOP                             --         84        5           $258.98             --
109  WIREWAY         CORNER                          --         96        5           $270.98             --
110                  SIDE                            --         96        5           $270.98             --
111
-------------------------------------------------------------------------------------------------------------
112
-------------------------------------------------------------------------------------------------------------
113                  ITEMS                          QTY     LENGTH     WIDTH       LIST PRICE         EXTEND
114
115  CORNERS         CORNER SHELF                    --         24       24           $169.32             --
116                  CORNER SHELF                    --         24       24           $169.32             --
117
-------------------------------------------------------------------------------------------------------------
118
-------------------------------------------------------------------------------------------------------------
119                  ITEMS                          QTY     LENGTH                 LIST PRICE         EXTEND
120
121                  LEG                             --         60                     $66.74             --
122  LEGS            LEG                             --         30                     $66.74             --
123                  LEG                             --         30                     $66.74             --
124
-------------------------------------------------------------------------------------------------------------
125
-------------------------------------------------------------------------------------------------------------
126                  ITEMS                          QTY     LENGTH                 LIST PRICE         EXTEND
127
128  TOTE STOP       TOTE STOP                       --         84                     $36.71             --
129                  TOTE STOP                       --         72                     $34.89             --
130
-------------------------------------------------------------------------------------------------------------
131
-------------------------------------------------------------------------------------------------------------
132                  ITEMS                          QTY                            LIST PRICE         EXTEND
133
134                  24" SHELF                       --                                $90.00             --
135                  36" SHELF                       --                                $90.00             --
136  TASK LIGHTING   48" SHELF                       --                               $140.00             --
137                  60" SHELF                       --                               $175.00             --
138                  72" SHELF                       --                               $175.00             --
139
-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                A                   B              C          D          E               F
----------------------------------------------------------------------------------------------
142     DIAMOND PHOENIX          SHEET E        WORK STATION PRICING                   3 OF 3
----------------------------------------------------------------------------------------------
143     SPECIAL ITEMS (FOR ALL WORKSTATIONS)
----------------------------------------------------------------------------------------------
144                   CUSTOMER:  Diamond Phoenix       SALESMAN: Ima Seller
145 DPC 07        Dist/Consult:  Capable distributor   DATE:     04-Sep-98
146 Release 3.1        ADDRESS:  Anytown               FILENAME: 0000
147                                                    LOCATION: G:\Sales\
148               PROJECT NAME:  ABC                   REVISION:
----------------------------------------------------------------------------------------------
149
----------------------------------------------------------------------------------------------
150 SPECIAL WORKSTATION ITEMS                                QTY      LIST PRICE      EXTENDED
151
152 0                                                         -          $0.00            -
153 0                                                         -          $0.00            -
154 0                                                         -          $0.00            -
155 0                                                         -          $0.00            -
156 0                                                         -          $0.00            -
157 0                                                         -          $0.00            -
158 0                                                         -          $0.00            -
159 0                                                         -          $0.00            -
160 0                                                         -          $0.00            -
161 0                                                         -          $0.00            -
162 0                                                         -          $0.00            -
163 0                                                         -          $0.00            -
164 0                                                         -          $0.00            -
165 0                                                         -          $0.00            -
166 0                                                         -          $0.00            -
167 0                                                         -          $0.00            -
168
----------------------------------------------------------------------------------------------
169 TOTAL SPECIAL WORKSTATION ITEMS                                                      $0.00
----------------------------------------------------------------------------------------------
170
171 WORKSTATION OPTIONS
----------------------------------------------------------------------------------------------
172 ITEMS                                                    QTY      LIST PRICE      EXTENDED
173
174 KEYBOARD DRAWER                                           -          $145.00          -
175 UTILITY DRAWERS                                           -          $325.00          -
176 FLOATING MONITOR ARM                                      -          $125.00          -
177 SCANNER MOUNTING BRACKET                                  -           $70.00          -
178 ANTI FATIGUE MATTING (per sq. ft.)                        -           $10.00          -
179 GROUND STRAPS                                             -          $150.00          -
180 0                                                         -            $0.00          -
181 0                                                         -            $0.00          -
182 0                                                         -            $0.00          -
183 0                                                         -            $0.00          -
184 0                                                         -            $0.00          -
185 0                                                         -            $0.00          -
186
---------------------------------------------------------------------------------------------
187     TOTAL WORKSTATION OPTIONS                                                        $0.00
----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      A     B   C      D             E               F           G           H            I                                 J
------------------------------------------------------------------------------------------------------------------------------------
1  DIAMOND PHOENIX       SHEET F      COMPUTER HARDWARE PRICING                          1 OF 4
2
------------------------------------------------------------------------------------------------------------------------------------
3                   CUSTOMER:  Diamond Phoenix                          SALESMAN:  Ima Seller
4  DPC 07       Dist/Consult:  Capable distributor                      DATE:      04-Sep-98
5  Release 3.1       ADDRESS:  Anytown                                  FILE:      0000
6                                                                       LOCATION:  G:\Sales\
7               PROJECT NAME:  ABC                                      REVISION:
------------------------------------------------------------------------------------------------------------------------------------
8
------------------------------------------------------------------------------------------------------------------------------------
9                     DESCRIPTION                                                  LIST PRICE
10
11                    COMPUTER HARDWARE                                               $   0
12    SUMMARY         SOFTWARE                                                        $   0
13                    FIRST YEAR SUPPORT AGREEMENT                                    $   0
14                    COMPUTER HARDWARE SPECIAL ITEMS                                 $   0
15                    SOFTWARE SPECIAL ITEMS                                          $   0
16
------------------------------------------------------------------------------------------------------------------------------------
17                    TOTAL PRICE                                                     $   0
------------------------------------------------------------------------------------------------------------------------------------
18
19                    COMPUTER HARDWARE                                                         SUBTOTAL                       $0
------------------------------------------------------------------------------------------------------------------------------------
20                                                                      CHECK                       EXTEND
21           ITEMS                                              QTY     OPTION     LIST PRICE       PRICE    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
22
23           COMPUTERS
24           Base Carousel Workstation Computer                  --                   $2,711          --
25
26           Supervisor Workstation Computer                     --       [ ]         $2,711          --
27
28           Server Workstation Computer
29               Standard                                        --                   $3,787          --
30               Midgrade                                        --                   $5,555          --
31               Premium                                         --                   $6,933          --
32
33           Non-Carousel Workstation Computer                   --                   $2,711          --
34
35           Communications Computer                             --       [ ]         $1,698          --
36                                                                       (Communications on server option)
37           Backup System
38               Hot Server                                      --       [ ]         $    0          --  Consult factory
39               Cold Server                                     --       [ ]             --          --
40               On Communications                               --       [ ]             --          --
41
42           RF Equipment                                        --                   $    0          --  Consult factory
43
44           NETWORK OPTIONS
45             Network Hubs
46               4 Port-100Mb/Second                             --                   $  377          --
47               8 Port-100Mb/Second                             --                   $  728          --
48               16 Port-100Mb/Second                            --                   $1,192          --
49             Novell 4.1                                        --                   $    0          --
50             Windows NT
51               -NT Server V4.0 License (Over 10 computers)     --                   $  852          --
52               -1 Client License/NT Server V4.0                --                   $   52          --
53               -NT Workstation V4.0 License (1-10 computers)   --                   $  938          --
54               -Interface Card Add/Station                     --                   $  150          --
55             Data Highway
56               PLC Data Highway Interface Cards                --                   $1,875          --  Intel Ether Express Pro 10
57               PLC Data Highway Modems                         --                   $1,500          --
58
59           CABLING OPTIONS
60           Base Price for all Cable Options                    --       [ ]         $  375          --
61           Standard unshielded twisted pair cat 5 cable
                          (1000 ft min)                          --       [ ]         $ 0.15          --
62           Ethernet ThinWire Cable, 10base2 (per foot)         --                   $ 0.94          --
63           D-kit (pod cabling & converter) specify 1 per pod   --                   $  500          --
64           Data Highway Cabling                                --                   $    0          --
65
66           WORKSTATION OPTIONS (System Add-Ons)
67           Serial Port Expander (4 Port)                       --                   $  575          --
68           Serial Port Expander (8 Port)                       --                   $  825          --
69
70           PRINTER OPTIONS
71           HP Laser Jet 4 (Report)                             --        [ ]        $1,536          --
72           Basic Laser Printer Alternative (Report)            --        [ ]        $1,000          --
73           Dot Matrix Printer (Multi-Part Forms)               --        [ ]        $  417          --
74
75           BAR CODE PRINTER OPTIONS
76           Fargo Prodigy Bar Code Printer                      --        [ ]        $3,368          --
77           Zebra Bar Code Printer (Est)                        --        [ ]        $3,584          --

-----------------------------------------------------------------------------------------------------------------------------------
           A     B    C     D                      E               F       G          H         I
-----------------------------------------------------------------------------------------------------------------------------------
78   DIAMOND PHOENIX                         SHEET F   COMPUTER HARDWARE/SOFTWARE PRICING                       2 OF 4
79
-----------------------------------------------------------------------------------------------------------------------------------
80                      CUSTOMER:    Diamond Phoenix                     SALESMAN:   Ima Seller
81  DPC 07          Dist/Consult:    Capable distributor                     DATE:   04-Sep-98
82  Release 3.1          ADDRESS:    Anytown                                 FILE:   0000
83                                                                       LOCATION:   G:\Sales\
84                  PROJECT NAME:    ABC                                 REVISION:
-----------------------------------------------------------------------------------------------------------------------------------
85                     COMPUTER HARDWARE
-----------------------------------------------------------------------------------------------------------------------------------
86                                                                    CHECK                  EXTENDED
87        ITEMS                                              QTY      OPTION    LIST PRICE     PRICE            COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
88        MISCELLANEOUS OPTIONS
89        Power conditioners (per pod)                        -                  $  2,833        -
90        Uninterruptable Power Supply, 600 VA (Server)       -                  $    360        -      Server only (10-20 min)
91        LS-3200-1300A Hand Held Laser Scanner               -        [ ]       $  2,834
92            Scanner, Cables
93        Wireless Hand Laser Scanner                         -        [ ]       $  3,119
94
95        Fixed Scanner (Accu Sort)                           -        [ ]       $  3,203
96        Networkable Scanner                                 -        [ ]       $      0        -      Consult factory
97
98        Duplex Server Upgrade                               -                  $      0        -      Consult factory
99
100       MANDATORY OPTIONS:
101         350 Mb Internal Tape BackUp (Mandatory)           -                  $    128        -
102         ProComm Communications Software (Mandatory)       -        [ ]       $    193        -
103         Modem, 28,800 KPBS Sportster V.34 (Mandatory)     -        [ ]       $    280        -
104
105       MANDATORY INTEGRATION FEES (if customer supplies computer hardware)
106         Server computer (per unit                         -                  $  2,500        -
107         Pod Workstation computer (per unit)               -                  $    850        -
108         Bar code or line printer (per unit)               -                  $    850        -
109         Communications/ICO computer (per unit)            -                  $    850        -
110
------------------------------------------------------------------------------------------------------
111                TOTAL COMPUTER HARDWARE                                                      $   0
-----------------------------------------------------------------------------------------------------------------------------------

112
113        SOFTWARE                                                 SHEET F                 SUBTOTAL                            $0
-----------------------------------------------------------------------------------------------------------------------------------
114                                                                               UNIT         EXTENDED
115        ITEMS                                            QTY                LIST PRICE       PRICE            COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
116
117       CLASS 4 SOFTWARE
118    TXP Version
119       Single Workstation License (firs pod license)      -                   $ 6,250         -
120       Additional Pods License (each)                     -                   $ 3,125         -
121       Supervisor software License (each)                                        $625         -       if on stand alone computer
122       Communications software License (each)             -                   $ 3,125         -
123
124       RF/Off Carousel Workstation Upgrade (System)       -                   $     0         -       Consult factory
125       Conveyor Control Module (System)                   -                   $ 6,250         -
126       Locator Module Layer (System)                      -                   $ 6,250         -
127
128    TXP Version (I/E)
129       Base System License                                -                   $19,000         -
130       Additional stack License (each)                                        $ 3,125         -
131       Supervisor software License (each                  -                   $   625         -       if on stand alone computer
132       Communications software License (each)             -                   $ 3,125         -
133       RF Order Demand Upgrade (System)                   -                   $     0         -       Consult factory
134       Conveyor Control Module (System)                   -                   $     0         -       Consult factory
135
136       Remote Picking Module                              -                   $     0         -       Consult factory
137       Remote Picking Workstations                        -                   $     0         -       Consult factory
138
139       CONSOLIDATION Version
140       Single Workstation License (firs pod license)      -                   $15,000         -
141       Additional Pods License (each)                     -                   $ 3,125         -
142       Supervisor Software License (each)                 -                   $   625         -       if on stand alone computer
143       Communications software License (each)             -                   $ 3,125         -
144
145    FOOTWARE Version
146       Single software License                            -                   $ 6,250         -
147       Additional Pods License (each)                     -                   $ 3,125         -
148       Supervisor software License (each)                 -                   $   625         -       if on stand alone computer
149       Communications software License (each)             -                   $ 3,125         -       if on stand alone computer
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
        A       B  C  D          E       F            G           H       I       J
----------------------------------------------------------------------------------------------
150     DIAMOND PHOENIX                  SHEET F       SOFTWARE/SUPPORT PRICING         3 OF 4
----------------------------------------------------------------------------------------------
151
----------------------------------------------------------------------------------------------
152                   CUSTOMER:  Diamond Phoenix       SALESMAN: Ima Seller
153 DPC 07        Dist/Consult:  Capable distributor   DATE:     04-Sep-98
154 Release 3.1        ADDRESS:  Anytown               FILENAME: 0000
155                                                    LOCATION: G:\Sales\
156               PROJECT NAME:  ABC                   REVISION:
----------------------------------------------------------------------------------------------------------
157           SOFTWARE                   SHEET F                     SUBTOTAL                          $0
----------------------------------------------------------------------------------------------------------
158                                                                     UNIT          EXTEND
159      ITEMS                                              QTY      LIST PRICE       PRICE      COMMENTS
----------------------------------------------------------------------------------------------------------
160 ICO/Class 5 Software
161   Stand alone stockroom w/documentation (no changes)    -          $350            -
162
163 Custom Features & Enhancements: (All software)
164   Pick Label (Downloaded by customer w/Format)          -          $625            -
165   Pick Label (Downloaded data only)                     -        $1,250            -
166   Tote Label (Downloaded by customer w/Format)          -          $625            -
167   Tote Label (Downloaded data only)                     -        $1,250            -
168   As Picked Manifest (Diamond Format)                   -            $0            -     Consult factory
169   As Picked Manifest (Downloaded data only)             -        $1,250            -
170   Customer Printer Charge                               -        $3,125            -
171   Induction Station/Label                               -          $625            -
172
173 Journaling                                              -  [ ]   $5,000            -
174
175 Preprocessor (Consult Factory)                          -            $0                  Consult factory
176
177 Host Interface
178   TCP\IP                                                -        $1,500            -
179   Terminal Emulation (incl 3270, 5250, Kermit)          -       $18,750            -
180   Interactive Host Link (Consult Factory)               -            $0            -     Consult factory
181   ODBC Link - Open database connectivity (Consult Facto -            $0            -     Consult factory
182   Sockers Link                                          -       $27,500            -
183
----------------------------------------------------------------------------------------------------------
184                        TOTAL SOFTWARE:                                            $0
----------------------------------------------------------------------------------------------------------
185
186 FIRST YEAR       SUPPORT AGREEMENT COSTS                            SHEET F
----------------------------------------------------------------------------------------------------------
187                                                           CHECK    UNIT           EXTEND
188       ITEMS                                        QTY   OPTION  LIST PRICE        PRICE     COMMENTS
189
190      Class 4 (5 day/8 hour)                             1        included          -         $3265 included in normal jobs
191      Class 4 (5 day/24 hour)                           [ ]       $4,899            -
192      Class 4 (7 day/8 hour)                            [ ]       $5,355            -
193      Class 4 (7 day/24 hour)                           [ ]       $9,538            -
194
195      Class 5 (5 day/8 hour)                             -        $1,306            -
196      Class 5 (5 day/24 hour)                            -        $1,958            -
197      Class 5 (7 day/8 hour)                             -        $2,142            -
198      Class 5 (7 day/24 hour)                            -        $9,538            -
199
200      International support
         premium (per unit
         above)                                             -        $2,000            -
201
-----------------------------------------------------------------------------------------------------------
202                          TOTAL PRICE:                                             $0
-----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
        A    B    C    D          E             F   G   H
----------------------------------------------------------------------------------------------
203     DIAMOND PHOENIX          SHEET F        SPECIAL/OPTIONS PRICING                4 OF 4
204
----------------------------------------------------------------------------------------------
205                   CUSTOMER:  Diamond Phoenix       SALESMAN: Ima Seller
206 DPC 07        Dist/Consult:  Capable distributor       DATE: 04-Sep-98
207 Release 3.1        ADDRESS:  Anytown                   FILE: 0000
208                                                    LOCATION: G:\Sales\
209               PROJECT NAME:  ABC                   REVISION:
----------------------------------------------------------------------------------------------
210
----------------------------------------------------------------------------------------------
211 SPECIAL WORKSTATION ITEMS
----------------------------------------------------------------------------------------------
212                                                      LIST       EXTENDED
213    ITEMS                                QTY         PRICE         PRICE          COMMENTS
----------------------------------------------------------------------------------------------
214                                          -          $0.00            -
215    1  0                                  -          $0.00            -
216    2  0                                  -          $0.00            -
217    3  0                                  -          $0.00            -
218    4  0                                  -          $0.00            -
219    5  0                                  -          $0.00            -
220    6  0                                  -          $0.00            -
221    7  0                                  -          $0.00            -
222    8  0                                  -          $0.00            -
223    9  0                                  -          $0.00            -
224   10  0                                  -          $0.00            -
225
----------------------------------------------------------------------------------------------
226            TOTAL SPECIAL SOFTWARE ITEMS:                             $0
----------------------------------------------------------------------------------------------
227
----------------------------------------------------------------------------------------------
228  SPECIAL COMPUTER ITEMS
----------------------------------------------------------------------------------------------
229                                                      LIST       EXTENDED
230    ITEMS                                QTY         PRICE         PRICE          COMMENTS
----------------------------------------------------------------------------------------------
231                                          -          $0.00            -
232    1  0                                  -          $0.00            -
233    2  0                                  -          $0.00            -
234    3  0                                  -          $0.00            -
235    4  0                                  -          $0.00            -
236    5  0                                  -          $0.00            -
237    6  0                                  -          $0.00            -
238    7  0                                  -          $0.00            -
239    8  0                                  -          $0.00            -
240    9  0                                  -          $0.00            -
241   10  0                                  -          $0.00            -
242
----------------------------------------------------------------------------------------------
243            TOTAL SPECIAL COMPUTER ITEMS:                             $0
----------------------------------------------------------------------------------------------
244
245  SOFTWARE OPTIONS
----------------------------------------------------------------------------------------------
246    ITEMS                                QTY       LIST PRICE      PRICE          COMMENTS
----------------------------------------------------------------------------------------------
247
248    1  0                                  -          $0.00            -
249    2  SOCKETS HOST INTERFACE             -     $27,400.00            -
250    3  Journaling                         -          $0.00            -
251    4  0                                  -          $0.00            -
252    5  0                                  -          $0.00            -
253    6  0                                  -          $0.00            -
254    7  0                                  -          $0.00            -
255    8  0                                  -          $0.00            -
256    9  0                                  -          $0.00            -
257   10  0                                  -          $0.00            -
258
----------------------------------------------------------------------------------------------
259            TOTAL SOFTWARE OPTIONS:                                   $0
----------------------------------------------------------------------------------------------
260
261
262
263  COMPUTER OPTIONS
----------------------------------------------------------------------------------------------
264    ITEMS                                QTY       LIST PRICE      PRICE          COMMENTS
----------------------------------------------------------------------------------------------
265
266    1  Base Price for all Cable Options   -        $375.00            -
267    2  Standard unshielded twisted pair
          category 5 cable (10-00 ft min)    -          $0.15            -
268    3                                     -          $0.00            -
269    4                                     -          $0.00            -
270    5                                     -          $0.00            -
271    6  Communications Computer            -          $0.00            -
272    7  Supervisor Workstation Computer    -          $0.00            -
273    8  Backup System - Hot Server         -          $0.00            -
274    9  Backup System - Cold Server        -          $0.00            -
275   10  Backup System - On Communication   -          $0.00            -
276   11   ProComm Communications Software
           Mandatory)                        -          $0.00            -
277   12   Modem 28,800 KPBS Sportstar
           V 34 (Mandatory)                  -          $0.00            -
278   13                                     -          $0.00            -
279   14                                     -          $0.00            -
280   15
281
----------------------------------------------------------------------------------------------
282            TOTAL COMPUTER OPTIONS                                   $0
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
     A                        B                          C         D         E                F             G            H
----------------------------------------------------------------------------------------------------------------------------
  1  DIAMOND PHOENIX                                   SHEET G  SYSTEM INSTALLATION PRICING                          1 OF 3
  2
----------------------------------------------------------------------------------------------------------------------------
  3                                         CUSTOMER:  Diamond Phoenix              SALESMAN    Ima Seller
  4  DPC 07                           Dist / Consult:  Capable Distributor              DATE:   04-Sep-98
  5  Release 3.1                             ADDRESS:  Anytown                       FILEAME:   0000
  6                                                                                 LOCATION:   G\Sales\
  7                                     PROJECT NAME:  ABC                          REVISION:
----------------------------------------------------------------------------------------------------------------------------
  8
----------------------------------------------------------------------------------------------------------------------------
  9                  SYSTEM INFORMATION                QTY                                                              QTY
 10
 11                  SYSTEMS                            -                  PICK SYSTEM                                    -
 12                  PODS                               -                  EXTRACTOR SYSTEM                               -
 13                  CAROUSELS PER POD                  -                  PUT SYSTEM                                     -
 14                  COMPUTERS                          -                  CLASS 4 PICKING                                -
 15                  EXTRACTOR STACKS                   -                  CLASS 4 IE LOCATOR                             -
 16                  CAROUSELS PER STACK                -                  CLASS 4 PUT                                    -
 17                  CONVEYOR SYSTEM                    -                  CLASS 4 TMS                                    -
 18                                                                        FOOTWARE                                       -
----------------------------------------------------------------------------------------------------------------------------
 19
----------------------------------------------------------------------------------------------------------------------------
 20                    ITEMS                                   QTY                LIST PRICE    EXTEND    COMMENTS
----------------------------------------------------------------------------------------------------------------------------
 21
 22                  PROJECT STARTUP (PER SITE)                  -                  $1,875          -
 23                  CAROUSEL INSTALL (PER CAROUSEL)             -                    $750          -
 24                  CAROUSEL INSTALL (PER BIN)                  -                     $63          -
 25                  DUAL FACE BIN INSTALL (PER BIN)             -                     $19          -
 26                  CAROUSEL INSTALL (PER SHELF)                -                   $0.75          -
 27                  CAROUSEL INSTALL (PER OILER)                -                     $53          -
 28                  CAROUSEL INSTALL (PER REMOTE PANEL)         -                    $625          -
 29                  DOUBLE TIER INSTALL (PER CAROUSEL)          -                    $188          -
 30                  DOUBLE TIER INSTALL (PER BIN)               -                     $15          -
 31                  TRIPLE TIER INSTALL (PER CAROUSEL)          -                     $30          -      Consult Factory
 32                  TRIPLE TIER INSTALL (PER BIN)               -                      $0          -      Consult Factory
 33                  SPRINKLER ADD ON (PER CAROUSEL)             -                      $0          -      Consult Factory
 34                  BIN LABELS ADD ON (PER BIN)                 -                   $1.56          -
 35                  SHELF LABELS ADD ON (PER SHELF)             -                   $0.78          -
 36                  CAROUSEL REAR CONTROLS (PER CAROUSEL)       -                    $113          -
 37                  BUILD CONTAINER/LINERS (PER CONTAINER)      -                   $0.79          -
 38                  PUT CONTAINERS IN CAROUSELS (per container) -                   $0.26          -
 39                  SHELF SECURING TIE WRAPS                    -                   $0.79          -
 40
 41                  LIGHT TREE INSTALL (PER LIGHT TREE)         -                    $188          -
 42                  KEY TREE INSTALL (PER KEY TREE)             -                    $281          -
 43                  SORT BAR INSTALL (PER SORT BAR)             -                    $281          -
 44
 45                  WORKSTATION INSTALL (FIRST SEGMENT)         -                    $500          -
 46                  WORKSTATION INSTALL (ADDED SEGMENTS)        -                    $250          -
 47                  LIFT TABLE INSTALL (per unit)               -                  $1,500          -
 48
 49                  FIXED SCANNER INSTALL (per unit)            -                    $563          -
 50
 51                  MEZZANINE INSTALL (consult factory)         -                      $0          -      Consult Factory
 52
 53                  CONVEYOR INSTALL (PER SYSTEM)               -                      $0          -      Consult Factory
 54                  CONVEYOR PLC & DEBUG (PER SYSTEM)           -                      $0          -      Consult Factory
 55
 56                  VERTICAL LIFT INSTALL (PER UNIT)            -                  $1,406          -
 57                  VERTICAL LIFT PLC & DEBUG (PER SYSTEM)      -                    $719          -
 58
 59                  EXTRACTOR INSTALL (PER EXTRACTOR)           -                  $5,250          -
 60                  OVERHEIGHT EXTRACTOR (OVER 30' TALL)        -                  $1,038          -
 61                  EXTRACTOR PLC & DEBUG (PER 5 DAYS)          -                  $5,200          -
 62                  PER DIEM FOR PLC & DEBUG (PER 5 DAYS)       -                  $1,563          -
 63                  BIN POSITIONING FLAGS (PER BIN)             -                   $4.13          -
 64                  POSITIONING SENSOR ASSEM (PER CAROUSEL)     -                    $113          -
 65
 66                  SEISMIC INSTALL (EXTRACTORS ONLY)           -                  $1,125          -
 67                  SPECIAL  MOVING REQUIREMENTS                -                      $0          -      Consult Factory
 68                  REMOTE PANEL (consult factory)              -                      $0          -      Consult Factory
 69
----------------------------------------------------------------------------------------------------------------------------
 70                  TOTAL INSTALLATION                                                            $0
----------------------------------------------------------------------------------------------------------------------------

                A                  B                 C        D     E         F        G        H
-------------------------------------------------------------------------------------------------------------
72    DIAMOND PHOENIX LIST PRICING                   SHEET G      SYSTEM INSTALLATION PRICING   2 OF 3
73
-------------------------------------------------------------------------------------------------------------
74                                  CUSTOMER:    Diamond Phoenix      SALESMAN: Ima Seller
75    DPC 07                    Dist/Consult:    Capable distributor      DATE: 04-Sep-98
76    Release 3.1                    ADDRESS:    Anytown              FILENAME: 0000
77                                                                    LOCATION: G\Sales\
78                              PROJECT NAME:    ABC                  REVISION:
-------------------------------------------------------------------------------------------------------------
79
-------------------------------------------------------------------------------------------------------------

80    EQUIPMENT RENTAL ITEMS                        QTY     CHECK        LIST PRICE     EXTEND    COMMENTS
81                                                         OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
82   UNLOADING (per person/day includes per diem)   --       [ ]             $810          --
83   AIRFARE (per person/trip for unloading)        --       [ ]           $2,000          --
84   FORKLIFT RENTAL (per week)                     --       [ ]             $300          --
85   MANLIFT RENTAL (double tier projects)          --       [ ]             $417          --
86   TRASH DUMPSTER (per day)                       --       [ ]             $200          --
87   DUMPSTER TIPPING FEE (per occurrence)          --       [ ]           $1,000          --
88   FULL SIZE CRANE (per day)                      --       [ ]           $1,000          --
89
------------------------------------------------------------------------------------------------------------------------------------
90   TOTAL RENTALS                                                                         $0
------------------------------------------------------------------------------------------------------------------------------------
91
92   SOFTWARE/HARDWARE INSTALL ITEMS                QTY                  LIST PRICE     EXTEND    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
93
94   SOFTWARE INSTALLATION (per day)                --                       $625          --
95   STD NETWORK INSTALL (Check if by customer) [ ] --                                     --
96     ETHER NET/UTP/CAT-5                          --                         $0          --     contracted cost
97     CUSTOM NETWORK INSTALL                       --                         $0          --     consult factory
98
99   AIRFARE (PER ROUND TRIP)                       --                     $2,000          --
100  PER DIEM (PER DAY/PERSON)                      --                       $250          --
101
------------------------------------------------------------------------------------------------------------------------------------
102  TOTAL SOFTWARE/COMPUTER INSTALLATION:                                                 $0
------------------------------------------------------------------------------------------------------------------------------------
103
104  TRAINING ITEMS                                 QTY                  LIST PRICE     EXTEND    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
105
106  SITE SUPERVISOR (per day/person)               --                       $560          --
107  SOFTWARE TECHNICIAN (per day/person)           --                       $625          --
108  AIRFARE (PER ROUND TRIP)                       --                     $2,000          --     assumes contiguous training
109  PER DIEM (PER DAY/PERSON)                      --                       $250          --
110
------------------------------------------------------------------------------------------------------------------------------------
111  TOTAL TRAINING                                                                        $0
------------------------------------------------------------------------------------------------------------------------------------
112
113  SITE SUPERVISION ITEMS                         QTY                  LIST PRICE     EXTEND    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
114
115  SITE SUPERVISION LABOR (PER DAY/PERSON)        --                       $560          $0
116  AIRFARE (PER ROUND TRIP)                       --                     $2,000          $0
117  PER DIEM (PER DAY/PERSON)                      --                       $250          $0
118
------------------------------------------------------------------------------------------------------------------------------------
119  TOTAL SITE SUPERVISION                                                                $0
------------------------------------------------------------------------------------------------------------------------------------
120
121  PROJECT MANAGEMENT ITEMS                       QTY                  LIST PRICE     EXTEND    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
122
123  PROJECT MANAGEMENT (per day/person)            --                       $800          $0
124  AIRFARE (PER ROUND TRIP)                       --                     $2,000          $0
125  PER DIEM (PER DAY/PERSON)                      --                       $250          $0
126
------------------------------------------------------------------------------------------------------------------------------------
127  TOTAL PROJECT MANAGEMENT                                                              $0
------------------------------------------------------------------------------------------------------------------------------------
128
129  SYSTEM DESIGN MEETING ITEMS                    QTY                  LIST PRICE     EXTEND    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
130
131  FACTORY DESIGN MTG (Check if at factory)  [ ]  --
132  SOFTWARE PERSON (per day/person)               --                       $812          --
133  PROJECT MANAGER (per person/day)               --                       $625          --
134
135  AIRFARE (PER ROUND TRIP)                       --                     $2,000          --
136  PER DIEM (PER DAY/PERSON)                      --                       $250          --
137
------------------------------------------------------------------------------------------------------------------------------------
138  TOTAL SYSTEM DESIGN MEETINGS:                                                         $0
------------------------------------------------------------------------------------------------------------------------------------
139
140  START UP SUPPORT ITEMS                         QTY     CHECK        LIST PRICE     EXTEND    COMMENTS
141                                                        OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
142  PROJECT MANAGEMENT (on site per day/person)    --      [ ]              $800          --
143  SITE SUPERVISOR (per day/person)               --      [ ]              $560          --
144  FACTORY TECHNICIAN (per day/person             --      [ ]              $560          --
145  SOFTWARE TECHNICIAN (per day/person            --      [ ]              $625          --
146
147  AIRFARE (PER ROUND TRIP)                       --      [ ]            $2,000          --
148  PER DIEM (PER DAY/PERSON)                      --      [ ]              $250          --
149
------------------------------------------------------------------------------------------------------------------------------------
150  TOTAL START UP SUPPORT                                                                $0
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
        A                   B            C     D             E       F            G           -
-------------------------------------------------------------------------------------------------
152     DIAMOND PHOENIX LIST PRICING     SHEET G           SYSTEM INSTALLATION PRICING     3 OF 3
-------------------------------------------------------------------------------------------------
153
-------------------------------------------------------------------------------------------------
154                   CUSTOMER:  Diamond Phoenix          SALESMAN: Ima Seller
155 DPC 07        Dist/Consult:  Capable distributor      DATE:     04-Sep-98
156 Release 3.1        ADDRESS:  Anytown                  FILENAME: 0000
157                                                       LOCATION: G:\Sales\
158               PROJECT NAME:  ABC                      REVISION:
-------------------------------------------------------------------------------------------------
159
-------------------------------------------------------------------------------------------------
160      SPECIAL WORKSTATION ITEMS
161      ITEMS                                    QTY      LIST PRICE      EXTENDED      COMMENTS
-------------------------------------------------------------------------------------------------
162
163     1  FACTOR SETUP & TEST                      -          $0.00         -     Consult Factory
164     2  SPECIAL SITE CONDITIONS                  -          $0.00         -     Consult Factory
165     3  WEEKEND INSTALLATION                     -          $0.00         -     Consult Factory
166     4  MULTI-SHIFT INSTALLATION                 -          $0.00         -     Consult Factory
167     5  0                                        -          $0.00         -
168     6  0                                        -          $0.00         -
169     7  0                                        -          $0.00         -
170     8  0                                        -          $0.00         -
171     9  0                                        -          $0.00         -
172    10  0                                        -          $0.00         -
173
-------------------------------------------------------------------------------------------------
174        TOTAL SPECIAL INSTALLATION ITEMS                                 $0.00
-------------------------------------------------------------------------------------------------
175
-------------------------------------------------------------------------------------------------
176        INSTALLATION OPTIONS
-------------------------------------------------------------------------------------------------
177        ITEMS                                   QTY      LIST PRICE      EXTENDED      COMMENTS
-------------------------------------------------------------------------------------------------
178
179   1 Std Network Install                          -          $0.00         -
180   2 UNLOADING (per person/day includes per diem) -           $810         -
181   3 AIRFARE (per person/trip for unloading)      -         $2,000         -
182   4 FORKLIFT RENTAL (per week))                  -           $300         -
183   5 MANLIFT RENTAL (per week)                    -           $417         -
184   6 TRASH DUMPSTER (per day)                     -           $200         -
185   7 DUMPSTER TIPPING FEE (per occurance)         -         $1,000         -
186   8 FULL SIZE CRANE (per day)                    -         $1,000         -
187   9                                              -             $0         -
188  10                                              -             $0         -
189  11                                              -             $0         -
190  12                                              -             $0         -
191  13                                              -             $0         -
192  14                                              -             $0         -
193
-------------------------------------------------------------------------------------------------
194     TOTAL INSTALLATION OPTIONS                                            $0
-------------------------------------------------------------------------------------------------
195
196     SPECIAL IMPLEMENTATION ITEMS
-------------------------------------------------------------------------------------------------
197       ITEMS                                     QTY      LIST PRICE      EXTENDED      COMMENTS
-------------------------------------------------------------------------------------------------
198
199  1                                               -             $0         -
200  2                                               -             $0         -
201  3                                               -             $0         -
202  4                                               -             $0         -
203  5 0                                             -             $0         -
204  6 0                                             -             $0         -
205  7 0                                             -             $0         -
206  8 0                                             -             $0         -
207  9 0                                             -             $0         -
208 10 0                                             -             $0         -
209
-------------------------------------------------------------------------------------------------
210     TOTAL SPECIAL INSTALLATION ITEMS                                      $0
-------------------------------------------------------------------------------------------------
211
212     IMPLEMENTATION OPTIONS
-------------------------------------------------------------------------------------------------
213      ITEMS                                       QTY      LIST PRICE      EXTENDED      COMMENTS
-------------------------------------------------------------------------------------------------
214
215  1 PROJECT MANAGEMENT (on site per day/person)    -            $800        -
216  2 SITE SUPERVISOR (per day/person)               -            $560        -
217  3 FACTORY TECHNICIAN (per day/person)            -            $560        -
218  4 SOFTWARE TECHNICIAN (per day/person)           -            $625        -
219  5 AIRFARE (PER PERSON/TRIP)                      -          $2,000        -
220  6 PER DIEM (PER DAY/PERSON)                      -            $250        -
221  7                                                -              $0        -
222  8                                                -              $0        -
223  9                                                -              $0        -
224 10                                                -              $0        -
225 11                                                -              $0        -
226 12                                                -              $0        -
227 13                                                -              $0        -
228 14                                                -              $0        -
229                                                   -              $0        -
-------------------------------------------------------------------------------------------------
230    TOTAL INSTALLATION OPTIONS                                             $0
-------------------------------------------------------------------------------------------------

                A                  B                 C        D     E         F        G        H        I
-------------------------------------------------------------------------------------------------------------
1     DIAMOND PHOENIX SHEET H              ENGINEERING PRICING                                  1 OF 1
2
-------------------------------------------------------------------------------------------------------------
3                                   CUSTOMER:    Diamond Phoenix      SALESMAN: Ima Seller
4     DPC 07                    Dist/Consult:    Capable distributor      DATE: 04-Sep-98
5     Release 3.1                    ADDRESS:    Anytown                  FILE: 0000
6                                                                     LOCATION: G:\Sales\
7                               PROJECT NAME:    ABC                  REVISION:
-------------------------------------------------------------------------------------------------------------
8
9    SYSTEM COMPONENTS
10
-------------------------------------------------------------------------------------------------------------
11                                                            HOURS       TOTAL           UNIT       EXTENDED
12    MANUFACTURING ENGINEERING                     QTY    PER UNIT       HOURS     LIST PRICE     LIST PRICE
13
14   SYSTEMS                                        --       --            --           $0                --
15   PODS AND STACKS                                --       10            --          $40                --
16   CAROUSELS (per carousel)                       --        6            --          $40                --
17   EXTRACTORS (per extractor)                     --       80            --          $40                --
18   LIGHT TREES (per pod)                          --        2            --          $40                --
19   KEY TREES                                      --        4            --          $40                --
20   SORT BARS (per pod)                            --        2            --          $40                --
21   PICKING WORKSTATIONS (per station)             --        4            --          $40                --
22   PUT WORKSTATIONS (per station)                 --        6            --          $40                --
23   STANDARD SOFTWARE (per system)                 --        8            --          $60                --
24   COMPUTERS (per system)                         --        8            --          $40                --
25   VERTICAL LIFTS (per unit)                      --        6            --          $40                --
26   TRANSPORTERS (per unit)                        --       10            --          $40                --
27   SYSTEM LAYOUT (per system)                     --       16            --          $40                --
28   LIFTABLES (per table)                          --        8            --          $40                --
29   SEISMIC STAMP (consult factory)                --                     --       $4,333                --
30   MEZZANINE                                                             --          $40                --
31
32
33   SYSTEM ENGINEERING (consult factory)                                  --          $75                --
34
35   SOFTWARE ENGINEERING (consult factory)                                --         $108                --
36
37   CONVEYOR ENGINEERING (per system) (consult factory)                   --          $75                --
38
39   SPECIAL ENGINEERING (consult factory)
40                                                                         --           $0                --
41                                                                         --           $0                --
42                                                                         --           $0                --
43                                                                         --           $0                --
44                                                                         --           $0                --
45           SPECIAL DRAWINGS                                              --           $0                --
46
-------------------------------------------------------------------------------------------------------------
47           TOTALS                                                        --                             $0
-------------------------------------------------------------------------------------------------------------
48
49
50
51
52
53   ENGINEERING OPTIONS
54
-------------------------------------------------------------------------------------------------------------
55   DESCRIPTION                                                          TOTAL           UNIT       EXTENDED
56                                                                        HOURS     LIST PRICE     LIST PRICE
57
58               --                                                        --           $0                --
59               --                                                        --           $0                --
60               --                                                        --           $0                --
61               --                                                        --           $0                --
62               --                                                        --           $0                --
63               --                                                        --           $0                --
64               --                                                        --           $0                --
65               --                                                        --           $0                --
66               --                                                        --           $0                --
67               --                                                        --           $0                --
68               --                                                        --           $0                --
-------------------------------------------------------------------------------------------------------------
69   TOTAL ENGINEERING OPTIONS                                                                            $0
-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                A               B            C          D          E          F       G
----------------------------------------------------------------------------------------------
1       DIAMOND PHOENIX      SHEET J        CONVEYOR CALCULATIONS                      1 OF 1
----------------------------------------------------------------------------------------------
2
----------------------------------------------------------------------------------------------
3                     CUSTOMER:  Diamond Phoenix       SALESMAN: Ima Seller
4   DPC 07        Dist/Consult:  Capable distributor   DATE:     04-Sep-98
5   Release 3.1        ADDRESS:  Anytown               FILENAME: 0000
6                                                      LOCATION: G:\Sales\
7                 PROJECT NAME:  ABC                   REVISION:
--------------------------------------------------------------------------------
8
--------------------------------------------------------------------------------
9   ENGINEERED CONVEYOR SUBSYSTEM
--------------------------------------------------------------------------------
10                                                                     LIST
11                                                                     PRICE
12
13  CONVEYOR SUBSYSTEM (Turn Key)                                       $0
14
15
16
--------------------------------------------------------------------------------
17
18                                  OR
19
--------------------------------------------------------------------------------
20  CONVEYOR SYSTEM SUMMARY
--------------------------------------------------------------------------------
21                                                                     LIST
22                                                                     PRICE
23
24  SYSTEM EQUIPMENT                                                    $0
25        Conveyor Equipment                                            $0
26        Electrical Devices, PLC, PC                                   $0
27        Software/Programming                                          $0
28  ENGINEERING
29        Project Management                                            $0
30        Mechanical Engineering                                        $0
31        Electrical Engineering                                        $0
32  INSTALLATION
33        Mechanical Installation                                       $0
34        Electrical Installation                                       $0
35  MISC
36
37
38
--------------------------------------------------------------------------------
39  TOTALS                                                                    $0
--------------------------------------------------------------------------------
40
41  SPECIAL CONVEYOR ITEMS
--------------------------------------------------------------------------------
42                                                                     LIST
43                                                                     PRICE
44
45  0                                                                   $0
46  0                                                                   $0
47  0                                                                   $0
48  0                                                                   $0
49  0                                                                   $0
50  0                                                                   $0
51  0                                                                   $0
52  0                                                                   $0
53  0                                                                   $0
54  0                                                                   $0
55
--------------------------------------------------------------------------------
56  TOTAL SPECIAL ITEMS                                                       $0
--------------------------------------------------------------------------------
57
58  CONVEYOR OPTIONS
--------------------------------------------------------------------------------
59                                                                     LIST
60                                                                     PRICE
61
62  0                                                                   $0
63  0                                                                   $0
64  0                                                                   $0
65  0                                                                   $0
66  0                                                                   $0
67  0                                                                   $0
68  0                                                                   $0
69  0                                                                   $0
70  0                                                                   $0
71
--------------------------------------------------------------------------------
72  TOTAL CONVEYOR OPTIONS                                                    $0
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     A                 B       C          D          E       F            G           H           I
-------------------------------------------------------------------------------------------------------------------
 1    DIAMOND PHOENIX                     SHEET K   LIFTING TABLE 1  PRICING       1 OF 2
-------------------------------------------------------------------------------------------------------------------
 2
-------------------------------------------------------------------------------------------------------------------
 3                     CUSTOMER:  Diamond Phoenix       SALESMAN: Ima Seller
 4   DPC 07        Dist/Consult:  Capable distributor       DATE: 04-Sep-98
 5   RELEASE 3.1        ADDRESS:  Anytown               FILENAME: 0000
 6                                                      LOCATION: G:\Sales\
 7                 PROJECT NAME:  ABC                   REVISION:
-------------------------------------------------------------------------------------------------------------------
 8
-------------------------------------------------------------------------------------------------------------------
 9  ALL LIFT TABLES WILL BE SUPPLIED BY AUTOQUIP
10  ANY REQUEST TO CHANGE LIFT TABLES MUST BE CONFIRMED IN WRITING BY THE FACTORY IN ADVANCE OF THE ORDER
11
12
13
14
-------------------------------------------------------------------------------------------------------------------
15  CAROUSEL LIFT TABLE 1                                  -             $0                $0
-------------------------------------------------------------------------------------------------------------------
16  LENGTH          14 FEET        4267 mm
17   WIDTH           6 FEET        1829 mm
18  TRAVEL          72 INCHES     21946 mm
19
-------------------------------------------------------------------------------------------------------------------
20        ITEM                                                QTY       CHECK        LIST PRICE      EXTENDED PRICE
21                                                                     OPTIONS
22  BASIC LIFT                                                 -                     $14,067            -
23    2000 lbs capacity, 500 lb end load, 1000 lb side load
24    Standard Railing configuration at max 48" high
25    1 swing gate with mechanical latch
26    15' 1/2" hydraulic hose
27    460V or 230v-3p-60h
28    20 fpm up and down speed
29    11 gallon reservoir
30    NEMA 1 Power panels
31    4" high kickplates
32    Floor cushions
33    NEMA 1 footswitch (115v)
34    Standard paint (DPC BLUE)
35    Fine oxide grit finish
36    Safely chains @ carousel openings
37  ACCORDIAN SAFETY SKIRT                                    -                       $1,000            -
38  SECOND MECHANICAL GATE                                    -         [ ]             $633            -
39  INTERLOCK GATE OPTION                                     -         [ ]             $417            -
40  SOFT START/STOP CONTROLS                                  -                       $2,067            -
41  E-CHAIN AND WIRE MOUNTING                                 -                         $750            -
42  NEMA 4 BUTTONS                                            -         [ ]             $125            -
43  NEMA 12 PANELS                                            -         [ ]             $500            -
44  WIREWAY AT LIFTABLE                                       -                         $115            -
45  SPECIAL PAINT (to match carousels)                        -         [ ]           $1,000            -
46  ANTI FATIGUE MATTING                                      -         [ ]               $0            -
47  ADD ON WING (12"-24")                                     -                       $1,830            -
48  E-STOP WIRED TO BASE                                      -         [ ]             $300            -
49  POD TASK COMPLETE BUTTON                                  -         [ ]             $218            -
-------------------------------------------------------------------------------------------------------------------
50  TOTAL LIFT TABLE WITH OPTIONS                                                                      $0
-------------------------------------------------------------------------------------------------------------------
51
52  SPECIAL LIFT TABLE ITEMS (FOR ALL LIFT TABLES)
-------------------------------------------------------------------------------------------------------------------
53        ITEM                                                           QTY       LIST PRICE      EXTENDED PRICE
54
55  0                                                                     -               $0            -
56  0                                                                     -               $0            -
57  0                                                                     -               $0            -
58  0                                                                     -               $0            -
59  0                                                                     -               $0            -
60  0                                                                     -               $0            -
61  0                                                                     -               $0            -
62  0                                                                     -               $0            -
63  0                                                                     -               $0            -
64  0                                                                     -               $0            -
65
-------------------------------------------------------------------------------------------------------------------
66  SPECIAL LIFT TABLE ITEMS                                                                            $0
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     A                 B       C          D          E       F            G           H           I
-------------------------------------------------------------------------------------------------------------------
 68    DIAMOND PHOENIX                     SHEET K   LIFTING TABLE 2  PRICING       2 OF 2
-------------------------------------------------------------------------------------------------------------------
 69
-------------------------------------------------------------------------------------------------------------------
 70                     CUSTOMER:  Diamond Phoenix       SALESMAN: Ima Seller
 71   DPC 07        Dist/Consult:  Capable distributor       DATE: 04-Sep-98
 72   Release 3.1        ADDRESS:  Anytown               FILENAME: 0000
 73                                                      LOCATION: G:\Sales\
 74                 PROJECT NAME:  ABC                   REVISION:
-------------------------------------------------------------------------------------------------------------------
 75
-------------------------------------------------------------------------------------------------------------------
 76  CAROUSEL LIFT TABLE 2                        -         $0            $0
-------------------------------------------------------------------------------------------------------------------
 77  LENGTH          15 FEET        4572 mm
 78   WIDTH           6 FEET        1829 mm
 79  TRAVEL          96 INCHES     29291 mm
 80
-------------------------------------------------------------------------------------------------------------------
 81     ITEM                                                 QTY         CHECK        LIST PRICE      EXTENDED PRICE
 82                                                                     OPTIONS
 83  BASIC LIFT                                                                       $21,433            -
 84    2000 lbs capacity, 500 lb end load, 1000 lb side load
 85    Standard Railing configuration at max 48" high
 86    1 swing gate with mechanical latch
 87    15' 1/2" hydraulic hose
 88    230v-3p-60h
 89    20 fpm up and down speed
 90    11 gallon reservoir
 91    NEMA 1 Power panels
 92    4" high kickplates
 93    Floor cushions
 94    NEMA 1 footswitch (115v)
 95    Standard paint (DPC BLUE)
 96    Fine oxide grit finish
 97    Safely chains @ carousel openings
 98  ACCORDIAN SAFETY SKIRT                                                            $1,333            -
 99  SECOND MECHANICAL GATE                                    -         [ ]             $633            -
100  INTERLOCK GATE OPTION                                     -         [ ]             $417            -
101  SOFT START/STOP CONTROLS                                  -         [ ]           $2,067            -
102  E-CHAIN AND WIRE MOUNTING                                 -                         $500            -
103  NEMA 4 BUTTONS                                            -         [ ]             $125            -
104  NEMA 12 PANELS                                            -                         $500            -
105  WIREWAY AT LIFTABLE                                       -                         $115            -
106  SPECIAL PAINT (to match carousel)                         -         [ ]           $1,000            -
107  ANTI FATIGUE MATTING                                      -         [ ]               $0            -
108  ADD ON WING (12"-24")               NEED>                 -                       $1,830            -
109  E-STOP WIRED TO BASE                                      -         [ ]             $300            -
110  POD TASK COMPLETE BUTTON                                  -         [ ]             $218            -
-------------------------------------------------------------------------------------------------------------------
111  TOTAL LIFT TABLE WITH OPTIONS                                                                      $0
-------------------------------------------------------------------------------------------------------------------
112
113  LIFT TABLE OPTIONS (FOR ALL LIFT TABLES)
-------------------------------------------------------------------------------------------------------------------
114        ITEM                                                           QTY       LIST PRICE      EXTENDED PRICE
115
116  SECOND BAR GATE (mechanical latch)                                    -             $700            -
117  SECOND BAR GATE (electrical interlock)                                -           $1,917            -
118  NEMA 4 BUTTONS                                                        -             $125            -
119  NEMA 12 PANELS                                                        -             $500            -
120  SPECIAL PAINT (to match carousels)                                    -             $375            -
121  ANTI FATIGUE MATTING                                                  -               $0            -
122  CAROUSEL E-STOP                                                       -             $292            -
123  POD TASK COMPLETE BUTTON                                              -             $218            -
124  0                                                                     -               $0            -
125                                                                        -               $0            -
126
-------------------------------------------------------------------------------------------------------------------
127  TOTAL LIFE TABLE OPTIONS                                                                            $0
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                   A            B            C         D          E          F          G         H         I              J
----------------------------------------------------------------------------------------------------------------------------------
1         DIAMOND PHOENIX                SHEET L                       SPECIAL ELECTRICAL                            1 OF 1
2
----------------------------------------------------------------------------------------------------------------------------------
3                       CUSTOMER:    Diamond Phoenix                     SALESMAN:   Ima Seller
4   DPC 07          Dist/Consult:    Capable distributor                     DATE:   04-Sep-98
5   Release 3.1          ADDRESS:    Anytown                                 FILE:   0000
6                                                                        LOCATION:   G:\Sales\
7                   PROJECT NAME:    ABC                                 REVISION:
----------------------------------------------------------------------------------------------------------------------------------
8
9
----------------------------------------------------------------------------------------------------------------------------------
10        ITEM                                                        QTY      LIST PRICE                 EXTENDED PRICE
11
12   NEMA 12 PANELS
13
14        1 CAROUSEL POD                                                -        $  3,758                        -
15        2 CAROUSEL POD                                                -        $  4,165                        -
16        3 CAROUSEL POD                                                -        $  4,588                        -
17        4 CAROUSEL POD                                                -        $  5,003                        -
18
19   CUSTOM ELECTRICAL PANEL consult factory                            -        $      0                        -
20
21
22   WIRE MARKERS (per panel)                                           -        $    167                        -
23   ONEAC POWER CONDITIONER (per pod)                                  -        $  2,833                        -
24   BREAKER PANELS FOR 110V (per pod)                                  -        $  1,333                        -
25   WINDOW IN PANEL DOOR (per panel)                                   -        $    348                        -
26
27
28
29
30   JIC SPECIFICATIONS (per panel) consult factory                     -        $      0                        -
31   JIC SPECIFICATIONS (per machine) consult factory                   -        $      0                        -
32   UL CERTIFICATION (per panel)                                       -        $    710                        -
33   UL CERTIFICATION (per machine) consult factory                     -        $    562                        -
34   NFPA 79 CODE (standard)                                            -        $      0                        -
35                                                                      -        $      0                        -
36                                                                      -                                        -
37                                                                      -                                        -
38   SPECIAL ENTRIES
39                                                                      -        $      0                        -
40                                                                      -        $      0                        -
41                                                                      -        $      0                        -
42                                                                      -        $      0                        -
43                                                                      -        $      0                        -
44                                                                      -        $      0                        -
45                                                                      -        $      0                        -
46                                                                      -        $      0                        -
47
----------------------------------------------------------------------------------------------------------------------------------
48   TOTAL SPECIAL ELECTRICAL                                                                                   $0
----------------------------------------------------------------------------------------------------------------------------------
49
50
51
52   SPECIAL ELECTRICAL OPTIONS
53
----------------------------------------------------------------------------------------------------------------------------------
54        ITEM                                                        QTY      LIST PRICE                 EXTENDED PRICE
55                                                                      -        $      0                        -
56  0                                                                   -        $      0                        -
57  0                                                                   -        $      0                        -
58  0                                                                   -        $      0                        -
59  0                                                                   -        $      0                        -
60  0                                                                   -        $      0                        -
61  0                                                                   -        $      0                        -
62  0                                                                   -        $      0                        -
63  0                                                                   -        $      0                        -
64  0                                                                   -        $      0                        -
65
----------------------------------------------------------------------------------------------------------------------------------
66  TOTAL SPECIAL ELECTRICAL OPTIONS                                                                            $0
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      A        B        C        D        E        F        G        H        I        J        K        L        M        N       O
------------------------------------------------------------------------------------------------------------------------------------
1   DIAMOND PHOENIX           SHEET M               MEZZANINE CALCULATIONS                                          1 OF 1
2
3                 CUSTOMER: Diamond Phoenix                                                              SALESMAN: Ima Seller
4   DPC 07    Dist/Consult: Capable distributor                                                              DATE:
5   RELEASE 3.1    ADDRESS: Anytown                                                                      FILENAME: 0000
6                                                                                                        LOCATION: G:\Sales\
7             PROJECT NAME: ABC                                                                          REVISION:
====================================================================================================================================
8
9   MEZZANINE 1                                                                                          QTY        LIST   EXTENDED
====================================================================================================================================
10
11  SQUARE FOOTAGE                  0
12  TYPE                      [ ]  CAROUSEL SUPPORTED                                                      0      $15.10    $0
13                                 FREE STANDING
14  LOAD per SQFT             [X]  125   [ ] 150   [ ] 200   [ ] 250   [ ] 300
15  SPAN between Columns      [X]  12ft  [ ] 16ft  [ ] 20ft  [ ] 24ft                                      0      $12.08    $0
====================================================================================================================================
16  DECK type                 [ ]  SturdiFloor on 20 ga Corrugated                                         -       $4.08    $0
17                            [ ]  ResinDek 45 w/Acryseal 20 ga Corrugated                                 -       $6.30    $0
18                            [ ]  Bar Grating (black)                                                     -       $7.18    $0
19                            [ ]  Plank (galvanized)                                                      -       $7.53    $0
20                            [ ]  12 ga Diamond Plate, 1/2" plywood, 20 ga cor.                           -       $8.17    $0
====================================================================================================================================
21  STAIRS                                                               Up to 6' height                   -   $1,436.67    $0
22                                                                      Up to 10' height                   -   $2,195.00    $0
23                                                                      Up to 12' height                   -   $2,491.67    $0
====================================================================================================================================
24  LANDINGS                                                           In-Line, External                   -   $1,783.33    $0
25                                                                    U-Shaped, External                   -   $2,146.67    $0
====================================================================================================================================
26  HANDRAIL w/Kickplate                                                  Standard Mount  Linear feet      -      $23.33    $0
27                                                                         Surface Mount  Linear feet      -      $30.00    $0
28                                                            Non Mezzanine Application:  Linear feet      -      $35.00    $0
====================================================================================================================================
29  FORK LIFT GATES                                          Swing in w/Threshhold (12")     4' TO 6'            $625.00    $0
30                                                           Swing in w/Threshhold (12")    8' TO 12'            $980.00    $0
31                                                   Self Closing Add-on (spring loaded)     4' TO 8'            $115.00    $0
32                                                         Slide Gate w/threshhold (12")     6' TO 8'          $1,435.00    $0
33  Specials                                                                                                                $0
====================================================================================================================================
34                                                                                                                           0
35                                                                                                                           0
36                                                                                                                           0
37                                                                                                                           0
38                                                                                                                           0
39                                                                                                                           0
40  Options                                                                                                                 $0
====================================================================================================================================
41                                                                                                                           0
42                                                                                                                           0
43                                                                                                                           0
====================================================================================================================================
44
45
46  MEZZANINE 2                                                                                          QTY        LIST   EXTENDED
====================================================================================================================================
47
48  SQUARE FOOTAGE                  0
49  TYPE                      [X]  CAROUSEL SUPPORTED                                                      0      $15.10    $0
50                                 FREE STANDING
51  LOAD per SQFT             [X]  125   [ ] 150   [ ] 200   [ ] 250   [ ] 300
52  SPAN between Columns      [X]  12ft  [ ] 16ft  [ ] 20ft  [ ] 24ft                                      0      $12.08    $0
====================================================================================================================================
53  DECK type                 [ ]  SturdiFloor on 20 ga Corrugated                                         -       $0.00    $0
54                            [ ]  ResinDek 45 w/Acryseal 20 ga Corrugated                                 -       $0.00    $0
55                            [ ]  Bar Grating (black)                                                     -       $0.00    $0
56                            [ ]  Plank (galvanized)                                                      -       $0.00    $0
57                            [ ]  12 ga Diamond Plate, 1/2" plywood, 20 ga cor.                           -       $0.00    $0
====================================================================================================================================
58  STAIRS                                                               Up to 6' height                   -   $1,436.67    $0
59                                                                      Up to 10' height                   -   $2,195.00    $0
60                                                                      Up to 12' height                   -   $2,491.67    $0
====================================================================================================================================
61  LANDINGS                                                           In-Line, External                   -   $1,783.33    $0
62                                                                    U-Shaped, External                   -   $2,146.67    $0
====================================================================================================================================
63  HANDRAIL w/Kickplate                                                  Standard Mount  Linear feet      -      $23.33    $0
64                                                                         Surface Mount  Linear feet      -      $30.00    $0
65                                                            Non Mezzanine Application:  Linear feet      -      $35.00    $0
====================================================================================================================================
66  FORK LIFT GATES                                          Swing in w/Threshhold (12")     4' TO 6'            $625.00    $0
67                                                           Swing in w/Threshhold (12")    8' TO 12'            $980.00    $0
68                                                   Self Closing Add-on (spring loaded)     4' TO 8'            $115.00    $0
69                                                         Slide Gate w/threshhold (12")     6' TO 8'          $1,435.00    $0
70  Specials                                                                                                                $0
====================================================================================================================================
71                                                                                                                           0
72                                                                                                                           0
73                                                                                                                           0
74                                                                                                                           0
75                                                                                                                           0
76                                                                                                                           0
77  Options                                                                                                                 $0
====================================================================================================================================
78                                                                                                                           0
79                                                                                                                           0
80                                                                                                                           0
====================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
        A                           B                        C         D         E          F                   G
----------------------------------------------------------------------------------------------------------------------------------
85             MANLIFT RENTAL (double per projects)          -        [ ]       $   417      -
86             TRASH DUMPSTER (per day)                      -        [ ]       $   200      -
87             DUMPSTER TIPPING FEE (per occurrence)         -        [ ]       $ 1,000      -
88             FULL SIZE CRANE (per day)                     -        [ ]       $ 1,000      -
89
----------------------------------------------------------------------------------------------------------------------------------
90                   TOTAL RENTALS                                                          $  0
----------------------------------------------------------------------------------------------------------------------------------
91
----------------------------------------------------------------------------------------------------------------------------------
92            SOFTWARE/HARDWARE INSTALL ITEMS               QTY               LIST PRICE    EXTEND             COMMENTS
93
94            SOFTWARE INSTALLATION (per day)                -                 $   825        -
95            STD NETWORK INSTALL (Check it by customer)    [ ]                               2,000
96              ETHER NET/UTP/CAT-5                          -                 $     0        -         contracted cost
97              CUSTOM NETWORK INSTALL                       -                 $     0        -         consult factory
98
99            AIRFARE (PER ROUND TRIP)                       1                 $ 2,000        2,000
100           PER DIEM (PER DAY/PERSON)                      1                 $   250          250
101
----------------------------------------------------------------------------------------------------------------------------------
102           TOTAL SOFTWARE/COMPUTER INSTALLATION:                                         $ 4,250
----------------------------------------------------------------------------------------------------------------------------------
103
104           TRAINING ITEMS                                QTY               LIST PRICE    EXTEND             COMMENTS
105
106           SITE SUPERVISOR (per day/person)               -                 $   560        -
107           SOFTWARE TECHNICIAN (per day/person)           -                 $   625        -
108           AIRFARE (PER ROUND TRIP)                       -                 $ 2,000        -         assumes contiguous training
109           PER DIEM (PER DAY/PERSON)                      -                 $   250        -
110
----------------------------------------------------------------------------------------------------------------------------------
111           TOTAL TRAINING                                                                 $    0
----------------------------------------------------------------------------------------------------------------------------------
112
----------------------------------------------------------------------------------------------------------------------------------
113           SITE SUPERVISION ITEMS                        QTY               LIST PRICE    EXTEND             COMMENTS
114
115           SITE SUPERVISION LABOR (PER DAY/PERSO          -                 $   560       $    0
116           AIRFARE (PER ROUND TRIP)                       -                 $ 2,000       $    0
117           PER DIEM (PER DAY/PERSON)                      -                 $   250       $    0
118
----------------------------------------------------------------------------------------------------------------------------------
119           TOTAL SITE SUPERVISION                                                         $    0
----------------------------------------------------------------------------------------------------------------------------------
120
----------------------------------------------------------------------------------------------------------------------------------
121           PROJECT MANAGEMENT ITEMS                      QTY               LIST PRICE    EXTEND             COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
122
123           PROJECT MANAGEMENT (per day/person)            -                 $   800       $    0
124           AIRFARE (PER ROUND TRIP)                       -                 $ 2,000       $    0
125           PER DIEM (PER DAY/PERSON)                      -                 $   250       $    0
126
----------------------------------------------------------------------------------------------------------------------------------
127           TOTAL PROJECT MANAGEMENT                                                       $    0
----------------------------------------------------------------------------------------------------------------------------------
128
----------------------------------------------------------------------------------------------------------------------------------
129           SYSTEM DESIGN MEETING ITEMS                   QTY               LIST PRICE    EXTEND             COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
130                                                    [ ]
131           FACTORY DESIGN MTG (Check if at factory)
132           SOFTWARE PERSON (per day/person                -                 $   812       $    -
133           PROJECT MANAGER (per person/day)               -                 $   825       $    -
134
135           AIRFARE (PER ROUND TRIP)                       -                 $ 2,000       $    -
136           PER DIEM (PER DAY/PERSON)                      -                 $   250       $    -
137
----------------------------------------------------------------------------------------------------------------------------------
138           TOTAL SYSTEM DESIGN MEETINGS:                                                  $    0
----------------------------------------------------------------------------------------------------------------------------------
139
----------------------------------------------------------------------------------------------------------------------------------
140           START UP SUPPORT ITEMS                       QTY    CHECK       LIST PRICE    EXTEND             COMMENTS
141                                                              OPTIONS
----------------------------------------------------------------------------------------------------------------------------------
142           PROJECT MANAGEMENT (on site per day/perso     -      [ ]         $   800            -
143           SITE SUPERVISOR (per day/person)              -      [ ]         $   560            -
144           FACTORY TECHNICIAN (per day/person)           -      [ ]         $   560            -
145           SOFTWARE TECHNICIAN (per day/person)          -      [ ]         $   625            -
146
147           AIRFARE (PER PERSON/TRIP)                     -      [ ]         $ 2,000            -
148           PER DIEM (PER DAY/PERSON)                     -      [ ]         $   250            -
149
----------------------------------------------------------------------------------------------------------------------------------
150           TOTAL START UP SUPPORT                                                         $    0
----------------------------------------------------------------------------------------------------------------------------------
151
152  DIAMOND PHOENIX LIST PRICING                         SHEET G      SYSTEM INSTALLATION PRICING                   3 OF 3
153
----------------------------------------------------------------------------------------------------------------------------------
154                            CUSTOMER:       Diamond Phoenix             SALESMAN:     Ima Seller
155 Maine                 Dist./Consult:       Capable distributor         DATE:         04-Sep-98
156 Release 3.1                 ADDRESS:       Anytown                     FILENAME:     0000
157                                                                        LOCATION:     G.\Sales\
158                        PROJECT NAME:       ABC                         REVISION:
----------------------------------------------------------------------------------------------------------------------------------
159
160           SPECIAL INSTALLATION ITEMS
----------------------------------------------------------------------------------------------------------------------------------
161           ITEMS                                         QTY               LIST PRICE    EXTEND             COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
162
163         1 FACTORY SETUP & TEST                           -                 $      0                 Consult Factory
164         2 SPECIAL SITE CONDITIONS                        -                 $      0                 Consult Factory
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 H   I    J    K     L           M         N     O    P     Q    R   S   T   U    V    W    X    Y     Z    AA   AB  AC  AD   AE
----------------------------------------------------------------------------------------------------------------------------------
                                   SYSTEM CAROUSELS                              SYSTEM  CAROUSELS
                                    TYPE   PER POD                                TYPE   PER STACK

                    SITE SUPERVISION  0      0      00         SITE SUPERVISION     E        0        E0
                    PROJECT MGMT      0      0      00         PROJECT MGMT         E        0        E0
                    SOFTWARE INSTA    0      0      00         SOFTWARE INSTA       E        0        E0
                    DESIGN MEETING    0      0      00         DESIGN MEETING       E        0        E0
                    TRAINING          0      0      00         TRAINING             E        0        E0
                    START UP SUPPO    0      0      00         START UP SUPPO       E        0        E0

                                                               TOTAL QUANTITY OF PODS

                    SITE SUPERVISION            0    1    2    3    4    5    6   7   8   9   10   11   12   13   14   15   16
                    ---------------------------------------------------------------------------------------------------------------

                    0 CAROUSELS      00         0    0    0    0    0    0    0   0   0   0    0    0    0    0     0    0   0
                    1 CAROUSEL       P1         0    3    3    5    5    5   10  10  10  10   10   10   10   10    15   15  15
                    2 CAROUSEL       P2         0    3    5    5   10   10   10  10  15  15   20   20   20   20    20   25  25
                    3 CAROUSEL       P3         0    5    5   10   10   10   10  15  20  25   25   25   25   25    25   30  30
                    4 CAROUSEL       P4         0    5   10   10   15   15   15  20  25  30   30   30   30   30    30   35  40
                    5 CAROUSEL       P5         0   10   10   15   15   15   20  25  30  30   30   30   30   30    35   40  45
                                                                 EXTRACTOR STACKS
                    SITE SUPERVISION            0    1    2    3    4    5    6   7   8   9   10   11   12   13    14   15  16
                    ---------------------------------------------------------------------------------------------------------------

                    0 CAROUSELS      E0         0    0    0    0    0    0    0   0   0   0    0    0    0    0     0    0   0
                    1 CAROUSEL       E1         0   10   15   20   25   30   40  45  50  55   60   65   70   75    80   85  90
                    2 CAROUSEL       E2         0   10   15   20   30   40   45  50  55  60   65   70   75   80    85   90  95
                    3 CAROUSEL       E3         0   20   30   40   50   60   70  80 100  110  120  130  140   150  160 170 180

                    PICKING SYSTEM SUPERVISI    0
                    EXTRACTOR SYSTEM SUPV       0

                    LIFT TABLES                 0    0.5 DAY PER POD
                    DOUBLE TIER                 0      1 DAY PER POD
                    TRIPLE TIER                 0      2 DAY PER POD
                    MEZZANINES                  0    0.5 DAY PER 500 SQ FT
                    CONVEYOR INTEGRATION        0      2 DAY PER POD
                    ------------------------------
                    TOTAL SITE SUPERVISION      0

                                                          TOTAL QUANTITY OF PODS

                    PROJECT MANAGEMENT          0    1    2    3    4    5    6   7   8   9   10   11   12   13    14   15  16
                    ---------------------------------------------------------------------------------------------------------------

                    0 CAROUSELS      00         0    0    0    0    0    0    0   0   0   0    0    0    0    0     0    0   0
                    1 CAROUSEL       P1         0    0    0    0    3    3    3   4   4   5   10   10   10   15    15   15  20
                    2 CAROUSEL       P2         0    0    0    3    3    3    4   4   5  10   10   10   15   15    15   20  20
                    3 CAROUSEL       P3         0    0    3    3    3    4    4   5  10  10   10   15   15   15    20   20  20
                    4 CAROUSEL       P4         0    3    3    3    4    4    5  10  10  10   15   15   15   20    20   20  25
                    5 CAROUSEL       P5         0    3    3    4    4    5   10  10  10  15   15   15   20   20    20   25  25
                                                                  EXTRACTOR STACKS
                                                0    1    2    3    4    5    6   7   8   9   10   11   12   13    14   15  16
                    ---------------------------------------------------------------------------------------------------------------

                    0 CAROUSELS      E0         0    0    0    0    0    0    0   0   0   0    0    0    0    0     0    0   0
                    1 CAROUSEL       E1         0    5    5   10   10   10   15  15  15  15   15   20   20   25    30   30  30
                    2 CAROUSEL       E2         0    5   10   10   10   15   15  15  15  15   15   20   20   30    30   35  35
                    3 CAROUSEL       E3         0   10   10   10   15   15   15  15  15  20   20   20   20   35    35   40  40

                    PICKING SYSTEM PM           0
                    EXTRACTOR SYSTEM PM         0

                    LIFT TABLES                 0      0 DAY PER POD
                    DOUBLE TIER                 0    0.5 DAY PER POD
                    TRIPLE TIER                 0      1 DAY PER POD
                    MEZZANINES                  0    0.5 DAY PER 1000 SQ FT
                    -----------------------------
                    TOTAL PROJECT MANAGEM       0

--------------------
 17   18  19   20
--------------------
 0     0    0    0
 15   15   20   20
 25   30   30   30
 35   35   40   40
 45   50   55   60
 50   55   60   60

 17   18   19   20
--------------------

  0    0    0    0
 95  100  105  110
100  105  110  115
190  200  210  220













 17   18   19   20
--------------------

  0    0    0    0
 20   20   25   25
 20   25   25   30
 25   25   30   30
 25   30   30   35
 30   30   35   35

 17   18   19   20
--------------------

  0    0    0    0
 35   35   40   40
 40   40   45   45
 45   45   50   50

----------------------------------------------------------------------------------------------------------------------------
     A              |         B                      |   C     |   D     |   E    |           F        |    G    |       H
----------------------------------------------------------------------------------------------------------------------------
  1  DIAMOND PHOENIX                                 | SHEET G  SYSTEM INSTALLATION PRICING                          1 OF 3
----------------------------------------------------------------------------------------------------------------------------
  2                                                                                                                  XXXXXX
----------------------------------------------------------------------------------------------------------------------------
  3                                        CUSTOMER: | Diamond Phoenix            | SALESMAN           | Ima Seller
----------------------------------------------------------------------------------------------------------------------------
  4  Maine                            Dist / Consult:| Capable Distributor        | DATE:              | 04-Sep-98
----------------------------------------------------------------------------------------------------------------------------
  5  Release 3.1                             ADDRESS:| Anytown                    | FILENAME:          | 0000
----------------------------------------------------------------------------------------------------------------------------
  6                                                                               | LOCATION:          | G:/Sales/
----------------------------------------------------------------------------------------------------------------------------
  7                                     PROJECT NAME:| ABC                        | REVISION:          |
----------------------------------------------------------------------------------------------------------------------------
  8
----------------------------------------------------------------------------------------------------------------------------
  9                  SYSTEM INFORMATION                        QTY                                                     QTY
----------------------------------------------------------------------------------------------------------------------------
 10
----------------------------------------------------------------------------------------------------------------------------
 11                  SYSTEMS                                      1      | PICK SYSTEM                                 -
----------------------------------------------------------------------------------------------------------------------------
 12                  PODS                                        -       | EXTRACTOR SYSTEM                            -
----------------------------------------------------------------------------------------------------------------------------
 13                  CAROUSELS PER POD                           -       | PUT SYSTEM                                  -
----------------------------------------------------------------------------------------------------------------------------
 14                  COMPUTERS                                    2      | CLASS 4 PICKING                             -
----------------------------------------------------------------------------------------------------------------------------
 15                  EXTRACTOR STACKS                            -       | CLASS 4 IE LOCATOR                            1
----------------------------------------------------------------------------------------------------------------------------
 16                  CAROUSELS PER STACK                         -       | CLASS 4 PUT                                 -
----------------------------------------------------------------------------------------------------------------------------
 17                  CONVEYOR SYSTEM                             -       | CLASS 4 TMS                                 -
----------------------------------------------------------------------------------------------------------------------------
 18                                                                      | FOOTWARE                                    -
----------------------------------------------------------------------------------------------------------------------------
 19
----------------------------------------------------------------------------------------------------------------------------
 20                    ITEMS                                   QTY                LIST PRICE    EXTEND    COMMENTS
----------------------------------------------------------------------------------------------------------------------------
 21
----------------------------------------------------------------------------------------------------------------------------
 22                  PROJECT STARTUP (PER SITE)                    1                $1,875       1,875
----------------------------------------------------------------------------------------------------------------------------
 23                  CAROUSEL INSTALL (PER CAROUSEL)             -                    $750          -
----------------------------------------------------------------------------------------------------------------------------
 24                  CAROUSEL INSTALL (PER BIN)                  -                     $63          -
----------------------------------------------------------------------------------------------------------------------------
 25                  DUAL FACE BIN INSTALL (PER BIN)             -                     $19          -
----------------------------------------------------------------------------------------------------------------------------
 26                  CAROUSEL INSTALL (PER SHELF)                -                   $0.75          -
----------------------------------------------------------------------------------------------------------------------------
 27                  CAROUSEL INSTALL (PER OILER)                -                     $53          -
----------------------------------------------------------------------------------------------------------------------------
 28                  CAROUSEL INSTALL (PER REMOTE PANEL)         -                    $625          -
----------------------------------------------------------------------------------------------------------------------------
 29                  DOUBLE TIER INSTALL (PER CAROUSEL)          -                    $188          -
----------------------------------------------------------------------------------------------------------------------------
 30                  DOUBLE TIER INSTALL (PER BIN)               -                     $15          -
----------------------------------------------------------------------------------------------------------------------------
 31                  TRIPLE TIER INSTALL (PER CAROUSEL)          -                      $0          -      CONSULT FACTORY
----------------------------------------------------------------------------------------------------------------------------
 32                  TRIPLE TIER INSTALL (PER BIN)               -                      $0          -      CONSULT FACTORY
----------------------------------------------------------------------------------------------------------------------------
 33                  SPRINKLER ADD ON (PER CAROUSEL)             -                      $0          -      CONSULT FACTORY
----------------------------------------------------------------------------------------------------------------------------
 34                  BIN LABELS ADD ON (PER BIN)                 -                   $1.56          -
----------------------------------------------------------------------------------------------------------------------------
 35                  SHELF LABELS ADD ON (PER SHELF)             -                   $0.78          -
----------------------------------------------------------------------------------------------------------------------------
 36                  CAROUSEL REAR CONTROLS (PER CAROUSEL)       -                    $113          -
----------------------------------------------------------------------------------------------------------------------------
 37                  BUILD CONTAINER/LINERS (PER CONTAINER)      -                   $0.79          -
----------------------------------------------------------------------------------------------------------------------------
 38                  PUT CONTAINERS IN CAROUSELS (per container) -                   $0.26          -
----------------------------------------------------------------------------------------------------------------------------
 39                  SHELF SECURING TIE WRAPS                    -                   $0.79          -
----------------------------------------------------------------------------------------------------------------------------
 40
----------------------------------------------------------------------------------------------------------------------------
 41                  LIGHT TREE INSTALL (PER LIGHT TREE)         -                    $188          -
----------------------------------------------------------------------------------------------------------------------------
 42                  KEY TREE INSTALL (PER KEY TREE)             -                    $281          -
----------------------------------------------------------------------------------------------------------------------------
 43                  SORT BAR INSTALL (PER SORT BAR)             -                    $281          -
----------------------------------------------------------------------------------------------------------------------------
 44
----------------------------------------------------------------------------------------------------------------------------
 45                  WORKSTATION INSTALL (FIRST SEGMENT)         -                    $500          -
----------------------------------------------------------------------------------------------------------------------------
 46                  WORKSTATION INSTALL (ADDED SEGMENTS)        -                    $250          -
----------------------------------------------------------------------------------------------------------------------------
 47                  LIFT TABLE INSTALL (per unit)               -                  $1,500          -
----------------------------------------------------------------------------------------------------------------------------
 48
----------------------------------------------------------------------------------------------------------------------------
 49                  FIXED SCANNER INSTALL (per unit)            -                    $583          -
----------------------------------------------------------------------------------------------------------------------------
 50
----------------------------------------------------------------------------------------------------------------------------
 51                  MEZZANINE INSTALL (consult factory)         -                      $0          -      Consult Factory
----------------------------------------------------------------------------------------------------------------------------
 52
----------------------------------------------------------------------------------------------------------------------------
 53                  CONVEYOR INSTALL (PER SYSTEM)               -                      $0          -      Consult Factory
----------------------------------------------------------------------------------------------------------------------------
 54                  CONVEYOR PLC & DEBUG (PER SYSTEM)           -                      $0          -      Consult Factory
----------------------------------------------------------------------------------------------------------------------------
 55
----------------------------------------------------------------------------------------------------------------------------
 56                  VERTICAL LIFT INSTALL (PER UNIT)            -                  $1,406          -
----------------------------------------------------------------------------------------------------------------------------
 57                  VERTICAL LIFT PLC & DEBUG (PER UNIT)        -                    $719          -
----------------------------------------------------------------------------------------------------------------------------
 58
----------------------------------------------------------------------------------------------------------------------------
 59                  EXTRACTOR INSTALL (PER EXTRACTOR)           -                  $5,250          -
----------------------------------------------------------------------------------------------------------------------------
 60                  OVERHEIGHT EXTRACTOR (OVER 30' TALL)        -                  $1,038          -
----------------------------------------------------------------------------------------------------------------------------
 61                  EXTRACTOR PLC & DEBUG (PER 5 DAYS)          -                  $5,200          -
----------------------------------------------------------------------------------------------------------------------------
 62                  PER DIEM FOR PLC & DEBUG (PER 5 DAYS)       -                  $1,563          -
----------------------------------------------------------------------------------------------------------------------------
 63                  BIN POSITIONING FLAGS (PER BIN)             -                   $4.13          -
----------------------------------------------------------------------------------------------------------------------------
 64                  POSITIONING SENSOR ASSEM (PER CAROUSEL)     -                    $113          -
----------------------------------------------------------------------------------------------------------------------------
 65
----------------------------------------------------------------------------------------------------------------------------
 66                  SEISMIC INSTALL (EXTRACTORS ONLY)           -                  $1,125          -
----------------------------------------------------------------------------------------------------------------------------
 67                  SPECIAL  MOVING REQUIREMENTS                -                      $0          -      Consult Factory
----------------------------------------------------------------------------------------------------------------------------
 68                  REMOTE PANEL (consult factory)              -                      $0          -      Consult Factory
----------------------------------------------------------------------------------------------------------------------------
 69
----------------------------------------------------------------------------------------------------------------------------
 70                  TOTAL INSTALLATION                                                        $1,875
----------------------------------------------------------------------------------------------------------------------------
 71
----------------------------------------------------------------------------------------------------------------------------
 72  DIAMOND PHOENIX                                 | SHEET G  SYSTEM INSTALLATION PRICING                          2 OF 3
----------------------------------------------------------------------------------------------------------------------------
 73                                                                                                                   XXXXXX
----------------------------------------------------------------------------------------------------------------------------
 74                                        CUSTOMER: | Diamond Phoenix            | SALESMAN:          | Ima Seller
----------------------------------------------------------------------------------------------------------------------------
 75  Maine                            Dist / Consult:| Capable Distributor        | DATE:              | 04-Sep-98
----------------------------------------------------------------------------------------------------------------------------
 76  Release 3.1                             ADDRESS:| Anytown                    | FILENAME:          | 0000
----------------------------------------------------------------------------------------------------------------------------
 77                                                                               | LOCATION:          | G:/Sales/
----------------------------------------------------------------------------------------------------------------------------
 78                                     PROJECT NAME:| ABC                        | REVISION:          |
----------------------------------------------------------------------------------------------------------------------------
 79
----------------------------------------------------------------------------------------------------------------------------
 80                    ITEMS                                   QTY      CHECK     LIST PRICE    EXTEND    COMMENTS
---
 81                                                                     OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 82                  UNLOADING (per person/day includes per diem)        [ ]         $810
----------------------------------------------------------------------------------------------------------------------------
 83                  AIRFARE (per person/trip for unloading)             [ ]       $2,000
----------------------------------------------------------------------------------------------------------------------------
 84                  FORKLIFT RENTAL (per week)                          [ ]         $300
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------//-------------------------------------------------------------------------------
     A              |         B                      | I | J  |    K     |   L   |  M  |   N   |  O  |   P   |   Q   |  R  |
---------------------------------------------------//-------------------------------------------------------------------------------
  1  DIAMOND PHOENIX                                 |                  INSTALLATION PRINT    SPECIAL INSTALLATION ITEMS
---------------------------------------------------//-------------------------------------------------------------------------------
  2
---------------------------------------------------//-------------------------------------------------------------------------------
  3                                        CUSTOMER:                    (SELECT GA1; GJ90; GA1) (SELECT GA 192; GH237; GA192)
---------------------------------------------------//-------------------------------------------------------------------------------
  4  Maine                            Dist / Consult:                   (PRINT "SELECTION" 1:9999; 1) (PRINT "SELECTION" 1:9999 1:1)
---------------------------------------------------//-------------------------------------------------------------------------------
  5  Release 3.1                             ADDRESS:                   (SELECT GA92 GH 193 GA 92)
---------------------------------------------------//-------------------------------------------------------------------------------
                                                                        (PRINT "SELECTION" 1:9999: 1:1)
---------------------------------------------------//-------------------------------------------------------------------------------
  7                                     PROJECT NAME                    (SELECT GA 192; GH237; GA192)
---------------------------------------------------//-------------------------------------------------------------------------------
  8                                                                     (PRINT "SELECTION" 1:9999: 1:1)
---------------------------------------------------//-------------------------------------------------------------------------------
  9                  SYSTEM INFORMATION
---------------------------------------------------//-------------------------------------------------------------------------------
 10
---------------------------------------------------//-------------------------------------------------------------------------------
 11                  SYSTEMS
---------------------------------------------------//-------------------------------------------------------------------------------
 12                  PODS
---------------------------------------------------//-------------------------------------------------------------------------------
 13                  CAROUSELS PER POD
---------------------------------------------------//-------------------------------------------------------------------------------
 14                  COMPUTERS
---------------------------------------------------//-------------------------------------------------------------------------------
 15                  EXTRACTOR STACKS
---------------------------------------------------//-------------------------------------------------------------------------------
 16                  CAROUSELS PER STACK
---------------------------------------------------//-------------------------------------------------------------------------------
 17                  CONVEYOR SYSTEM
---------------------------------------------------//-------------------------------------------------------------------------------
 18
---------------------------------------------------//-------------------------------------------------------------------------------
 19
---------------------------------------------------//-------------------------------------------------------------------------------
 20                    ITEMS
---------------------------------------------------//-------------------------------------------------------------------------------
 21
---------------------------------------------------//-------------------------------------------------------------------------------
 22                  PROJECT STARTUP (PER SITE)
---------------------------------------------------//-------------------------------------------------------------------------------
 23                  CAROUSEL INSTALL (PER CAROUSE
---------------------------------------------------//-------------------------------------------------------------------------------
 24                  CAROUSEL INSTALL (PER BIN)
---------------------------------------------------//-------------------------------------------------------------------------------
 25                  DUAL FACE BIN INSTALL (PER BI
---------------------------------------------------//-------------------------------------------------------------------------------
 26                  CAROUSEL INSTALL (PER SHELF)
---------------------------------------------------//-------------------------------------------------------------------------------
 27                  CAROUSEL INSTALL (PER OILER)
---------------------------------------------------//-------------------------------------------------------------------------------
 28                  CAROUSEL INSTALL (PER REMOTE                          CAROUSEL        0    CAROUSELS     0
---------------------------------------------------//-------------------------------------------------------------------------------
 29                  DOUBLE TIER INSTALL (PER CAROU      PICKING   P       SOFTWARE        1    LIGHT TREES   0
---------------------------------------------------//-------------------------------------------------------------------------------
 30                  DOUBLE TIER INSTALL (PER BIN)       EXTRACTO  E       EXTRACTORS      0    WORKSTATIONS  0
---------------------------------------------------//-------------------------------------------------------------------------------
 31                  TRIPLE TIER INSTALL (PER CAROU      PUT       P       COMPUTERS       1                  0
---------------------------------------------------//-------------------------------------------------------------------------------
 32                  TRIPLE TIER INSTALL (PER BIN)       REMOTE    R       CONVEYOR        0
---------------------------------------------------//-------------------------------------------------------------------------------
 33                  SPRINKLER ADD ON (PER CAROUSEL                        INSTALLATION    0
---------------------------------------------------//-------------------------------------------------------------------------------
 34                  BIN LABELS ADD ON (PER BIN)                           COMBINATION     0
---------------------------------------------------//-------------------------------------------------------------------------------
 35                  SHELF LABELS ADD ON (PER SHELF                                        0
---------------------------------------------------//-------------------------------------------------------------------------------
 36                  CAROUSEL REAR CONTROLS (PER CA
---------------------------------------------------//-------------------------------------------------------------------------------
 37                  BUILD CONTAINER/LINERS (PER CO
---------------------------------------------------//-------------------------------------------------------------------------------
 38                  PUT CONTAINERS IN CAROUSELS (p  POD CAROUSELS  0
---------------------------------------------------//-------------------------------------------------------------------------------
 39                  SHELF SECURING TIE WRAPS        CAROUSELS      0
---------------------------------------------------//-------------------------------------------------------------------------------
 40                                                  BINS           0
---------------------------------------------------//-------------------------------------------------------------------------------
 41                  LIGHT TREE INSTALL (PER LIGHT   DUAL BINS      0
---------------------------------------------------//-------------------------------------------------------------------------------
 42                  KEY TREE INSTALL (PER KEY TREE  SHELVES        0
---------------------------------------------------//-------------------------------------------------------------------------------
 43                  SORT BAR INSTALL (PER SORT BAR  OILERS         0
---------------------------------------------------//-------------------------------------------------------------------------------
 44                                                  REMOTE PANELS  0
---------------------------------------------------//-------------------------------------------------------------------------------
 45                  WORKSTATION INSTALL (FIRST SEG
---------------------------------------------------//-------------------------------------------------------------------------------
 46                  WORKSTATION INSTALL (ADDED SEG  EXTRACTORS     0
---------------------------------------------------//-------------------------------------------------------------------------------
 47                  LIFT TABLE INSTALL (per unit)   EXT CAROUSELS  0
---------------------------------------------------//-------------------------------------------------------------------------------
 48                                                  EXTRACTOR BINS 0
---------------------------------------------------//-------------------------------------------------------------------------------
 49                  FIXED SCANNER INSTALL (per uni
---------------------------------------------------//-------------------------------------------------------------------------------
 50                                                  LIGHT TREES    0
---------------------------------------------------//-------------------------------------------------------------------------------
 51                  MEZZANINE INSTALL (consult fac  SORT BARS      0
---------------------------------------------------//-------------------------------------------------------------------------------
 52                                                  KEY TREES      0
---------------------------------------------------//-------------------------------------------------------------------------------
 53                  CONVEYOR INSTALL (PER SYSTEM)
---------------------------------------------------//-------------------------------------------------------------------------------
 54                  CONVEYOR PLC & DEBUG (PER SYST  WORKSTATIONS   0
---------------------------------------------------//-------------------------------------------------------------------------------
 55                                                  WK SEGMENT 1   0
---------------------------------------------------//-------------------------------------------------------------------------------
 56                  VERTICAL LIFT INSTALL (PER UNI  WK SEGMENT 2   0
---------------------------------------------------//-------------------------------------------------------------------------------
 57                  VERTICAL LIFT PLC & DEBUG (PER
---------------------------------------------------//-------------------------------------------------------------------------------
 58                                                  LIFT TABLES    0
---------------------------------------------------//-------------------------------------------------------------------------------
 59                  EXTRACTOR INSTALL (PER EXTRACT
---------------------------------------------------//-------------------------------------------------------------------------------
 60                  OVERHEIGHT EXTRACTOR (OVER 30'  COMPUTERS      2
---------------------------------------------------//-------------------------------------------------------------------------------
 61                  EXTRACTOR PLC & DEBUG (PER 5 D  FIXED SCANNERS 0
---------------------------------------------------//-------------------------------------------------------------------------------
 62                  PER DIEM FOR PLC & DEBUG (PER
---------------------------------------------------//-------------------------------------------------------------------------------
 63                  BIN POSITIONING FLAGS (PER BIN  CLASS 4 TXP    0
---------------------------------------------------//-------------------------------------------------------------------------------
 64                  POSITIONING SENSOR ASSEM (PER   CLASS 4 IE LOC 1
---------------------------------------------------//-------------------------------------------------------------------------------
 65                                                  CLASS 4 PUT    0
---------------------------------------------------//-------------------------------------------------------------------------------
 66                  SEISMIC INSTALL (EXTRACTORS ON  CLASS 4 TMS
---------------------------------------------------//-------------------------------------------------------------------------------
 67                  SPECIAL  MOVING REQUIREMENTS    FOOTWARE       0
---------------------------------------------------//-------------------------------------------------------------------------------
 68                  REMOTE PANEL (consult factory)
---------------------------------------------------//-------------------------------------------------------------------------------
 69                                                  CONVEYOR       0
---------------------------------------------------//-------------------------------------------------------------------------------
 70                  TOTAL INSTALLATION
---------------------------------------------------//-------------------------------------------------------------------------------
 71                                                  DOUBLE TIER
---------------------------------------------------//-------------------------------------------------------------------------------
 72  DIAMOND PHOENIX LIST PRICING
---------------------------------------------------//-------------------------------------------------------------------------------
 73
---------------------------------------------------//-------------------------------------------------------------------------------
 74                                        CUSTOMER  MEZZANINES
---------------------------------------------------//-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
        A                           B                        C         D         E          F       G
----------------------------------------------------------------------------------------------------------------------------------

165   3    WEEKEND INSTALLATION                              -      $0           -          -       Consult Factory
166   4    MULTI-SHIFT INSTALLATION                          -      $0           -          -       Consult Factory
167   5    0                                                 -      $0           -          -
168   6    0                                                 -      $0           -          -
169   7    0                                                 -      $0           -          -
170   8    0                                                 -      $0           -          -
171   9    0                                                 -      $0           -          -
172  10    0                                                 -      $0           -          -
173
-------------------------------------------------------------------------------------------------------
174   TOTAL SPECIAL INSTALLATION ITEMS                                        $0
-------------------------------------------------------------------------------------------------------
175
-------------------------------------------------------------------------------------------------------
176   INSTALLATION OPTIONS
-------------------------------------------------------------------------------------------------------
177   ITEMS                                               QTY.  LIST PRICE    EXTEND          COMMENTS
-------------------------------------------------------------------------------------------------------
178
179   1    Std Network Install                             -            $0
180   2    UNLOADING (per person/day includes per diem)    -          $810
181   3    AIRFARE (per person/trip for unloading)         -        $2,000
182   4    FORKLIFT RENTAL (per week)                      -          $300
183   5    MANLIFT RENTAL (double tier projects)           -          $417
184   6    TRASH DUMPSTER (per day)                        -          $200
185   7    DUMPSTER TIPPING FEE (per occurrence)           -        $1,000
186   8    FULL SIZE CRANE (per day)                       -        $1,000
187   9                                                    -            $0
188  10                                                    -            $0
189  11                                                    -            $0
190  12                                                    -            $0
191  13                                                    -            $0
192  14                                                    -            $0
193
-------------------------------------------------------------------------------------------------------
194   TOTAL INSTALLATION OPTIONS                                              $0
-------------------------------------------------------------------------------------------------------
195
-------------------------------------------------------------------------------------------------------
196   SPECIAL IMPLEMENTATION ITEMS
-------------------------------------------------------------------------------------------------------
197   ITEMS                                               QTY.  LIST PRICE    EXTEND          COMMENTS
-------------------------------------------------------------------------------------------------------
198
199   1                                                    -            $0
200   2                                                    -            $0
201   3                                                    -            $0
202   4                                                    -            $0
203   5    0                                               -            $0
204   6    0                                               -            $0
205   7    0                                               -            $0
206   8    0                                               -            $0
207   9    0                                               -            $0
208  10    0                                               -            $0
209
-------------------------------------------------------------------------------------------------------
210   TOTAL INSTALLATION OPTIONS                                              $0
-------------------------------------------------------------------------------------------------------
211
212   IMPLEMENTATION OPTIONS
-------------------------------------------------------------------------------------------------------
213   ITEMS                                               QTY.  LIST PRICE    EXTEND          COMMENTS
-------------------------------------------------------------------------------------------------------
214
215   1    PROJECT MANAGEMENT (on site per day/person)     -          $800
216   2    SITE SUPERVISOR (per day/person)                -          $560
217   3    FACTORY TECHNICIAN (per day/person)             -          $560
218   4    SOFTWARE TECHNICIAN (per day/person)            -          $625
219   5    AIRFARE (PER PERSON/TRIP)                       -        $2,000
220   6    per diem (per day/person)                       -          $250
221   7    0                                               -            $0
222   8    0                                               -            $0
223   9    0                                               -            $0
224  10    0                                               -            $0
225  11    0                                               -            $0
226  12    0                                               -            $0
227  13    0                                               -            $0
228  14    0                                               -            $0
229
-------------------------------------------------------------------------------------------------------
230   TOTAL INSTALLATION OPTIONS                                              $0
-------------------------------------------------------------------------------------------------------

SOFTWARE INSTALL
-----------------------------------------------------------------------------------------------------
L      M     N     O     P     Q    R     S      T      U     V      W      X       Y      Z
-----------------------------------------------------------------------------------------------------


                  SYSTEM                                             SYSTEM    CALCULABLE
                   TYPE     PODS     COMPUTER                         TYPE     PER STACK     COMPUTERS
---------------------------------------------     ----------------------------------------------------
SOFTWARE INSTA       0       0          2         SOFTWARE INSTA        0          0             0
NETWORK INSTAL       0       0          2         NETWORK INSTAL        0          0             0
---------------------------------------------     ----------------------------------------------------

                                 PODS OR STACKS

SOFTWARE INSTALL      0    1    2    3    4    5    6    7    8    9    10   11   12   13   14   15   16   17   18   19   20
-----------------------------------------------------------------------------------------------------------------------------

PICK SYSTEM       P   0    3    3    3    5    5    5    5    5    5    5    10   10   10   10   10   15   15   15   15   15
PUT SYSTEM        P   0    3    3    3    5    5    5    5    5    5    5    10   10   10   10   10   15   15   15   15   15
EXTRACTOR SYST    E   0    5   10   15   20   25   25   25   25   25   25    30   30   35   35   40   40   45   45   50   50


                                    COMPUTER

NETWORK INSTALL       0    1    2    3    4    5    6    7    8    9    10   11   12   13   14   15   16   17   18   19   20
-----------------------------------------------------------------------------------------------------------------------------

PICK SYSTEM       P   0    0    0    1    1    2    2    2    2    3    3     3    3    3    3    4    4    4    4    4    4
PUT SYSTEM        P   0    0    0    1    1    2    2    2    2    3    3     3    3    3    3    4    4    4    4    4    4
EXTRACTOR SYST    E   0    2    2    3    3    3    4    4    4    5    5     6    6    7    7    8    8    9    9   10   10


PICKING SYSTEM                      EXTRACTOR SYSTEM
  SOFTWARE INSTALL      0             SOFTWARE INSTALL       0
  NETWORK INSTALL       0             NETWORK INSTALL        0
-------------------------           --------------------------
TOTAL SOFT/NETWORK INS  0           TOTAL SOFT/NETWORK INS   0



DESIGN MEETING
                  SYSTEM                                             SYSTEM    CAROUSELS
PICKING SYSTEM     TYPE     PODS     COMPUTER                         TYPE     PER STACK     COMPUTERS
---------------------------------------------     ----------------------------------------------------
SOFTWARE INSTA       0       0          2         SOFTWARE INSTA        0          0             2
PROJECT MANAGER      0       0          2         PROJECT MANAGER       0          0             2
---------------------------------------------     ----------------------------------------------------


                                 PODS OR STACKS

SOFTWARE PERSON       0    1    2    3    4    5    6    7    8    9    10   11   12   13   14   15   16   17   18   19   20
-----------------------------------------------------------------------------------------------------------------------------

PICK SYSTEM       P   0    2    2    2    2    2    3    3    3    3    3     4    4    4    4    4    5    5    5    5    5
PUT SYSTEM        P   0    2    2    2    2    2    3    3    3    3    3     4    4    4    4    4    5    5    5    5    5
EXTRACTOR SYST    P   0    2    2    2    2    2    3    3    3    3    3     4    4    4    4    4    5    5    5    5    5


                                 PODS OR STACKS

PROJECT MANAGER       0    1    2    3    4    5    6    7    8    9    10   11   12   13   14   15   16   17   18   19   20
-----------------------------------------------------------------------------------------------------------------------------

PICK SYSTEM       P   0    2    2    2    2    2    3    3    3    3    3     4    4    4    4    4    5    5    5    5    5
PUT SYSTEM        P   0    2    2    2    2    2    3    3    3    3    3     4    4    4    4    4    5    5    5    5    5
EXTRACTOR SYST    P   0    2    2    2    2    2    3    3    3    3    3     4    4    4    4    4    5    5    5    5    5



PICKING OR EXTRACTOR SYSTEM         EXTRACTOR SYSTEM                     AIRFARES
  SOFTWARE INSTALL      0             SOFTWARE PERSON        0             SOFTWARE PERSON         0
  PROJECT MANAGER       0             PROJECT MANAGER        0             PROJECT MANAGER         0
-------------------------           --------------------------           ---------------------------
TOTAL DAYS FOR MEETING  0           TOTAL DAYS FOR MEETING   0           TOTAL AIRFARES            0



TRAINING
                  SYSTEM                                             SYSTEM    CAROUSELS
PICKING SYSTEM     TYPE     PODS     COMPUTER     EXTRACTOR SYST      TYPE     PER STACK     COMPUTERS
---------------------------------------------     ----------------------------------------------------
SITE SUPERVISOR      0       0          2         SITE SUPERVISOR       0          0             2
SOFTWARE TECH        0       0          2         SOFTWARE TECH         0          0             2
---------------------------------------------     ----------------------------------------------------


                                 PODS OR STACKS

SITE SUPERVISOR       0    1    2    3    4    5    6    7    8    9    10   11   12   13   14   15   16   17   18   19   20
-----------------------------------------------------------------------------------------------------------------------------

PICK SYSTEM       P   0    1    1    1    1    1    2    2    2    2    2     3    3    3    3    3    3    3    3    3    3
PUT SYSTEM        P   0    1    1    1    1    1    2    2    2    2    2     3    3    3    3    3    3    3    3    3    3
EXTRACTOR SYST    P   0    1    1    1    1    1    2    2    2    2    2     3    3    3    3    3    3    3    3    3    3



                                 PODS OR STACKS

SOFTWARE TECHNICIAN   0    1    2    3    4    5    6    7    8    9    10   11   12   13   14   15   16   17   18   19   20
-----------------------------------------------------------------------------------------------------------------------------

PICK SYSTEM       P   0    1    1    1    1    1    2    2    2    2    2     3    3    3    3    3    3    3    3    3    3
PUT SYSTEM        P   0    1    1    1    1    1    2    2    2    2    2     3    3    3    3    3    3    3    3    3    3
EXTRACTOR SYST    P   0    1    1    2    2    2    2    2    2    2    2     3    3    3    3    3    3    3    3    3    3


PICKING SYSTEM                      EXTRACTOR SYSTEM                     TOTALS
  SITE SUPERVISOR       0             SITE SUPERVISOR        0             SITE SUPERVISOR         0
  SOFTWARE TECH         0             SOFTWARE TECH          0             SOFTWARE TECH           0
-------------------------           --------------------------           ---------------------------
TOTAL TRAINING TIME     0           TOTAL TRAINING TIME      0

PRICING PROGRAM OVERVIEW
--------------------------------------------------------------------------------

- This version includes a Cover Sheet that summarizes all the components of a system and defines design and system data. At this point the design data is informational only, whereas the system data affects the pricing. All quantities of major items, such as carousels, light trees, etc., must be entered on the Cover Sheet. The carousel model number(s) also must be entered on this same sheet. (Please refer to this section of the manual for further instructions.)

- On the Cover Sheet the salesman can control who is responsible for various aspects of a project. If Diamond Phoenix is not responsible for an item, the corresponding price will not appear on Sheet A.

- The pack line item has been removed from the program. Now contingency money can be added or discounted from each individual category (such as engineering, installation or software). A cell is also provided to discount or add additional margin to a project as a whole (usually as a percent of the total job). Contingency is assumed to have a "cost". Additional margin does not have a "cost".

- Check boxes have been added throughout the program to tag a component as an option. If checked, the item and list price will automatically appear in the options list at the bottom of the sheet and on sheet A.

- A Class 5 option was added. If choosing Class 5 software please purchase a communication computer only, NOT a workstation computer. This option triggers Class 5 software on Sheet F but does not trigger mandatory computer fees, network installation or related fees, or computer engineering money.

- Backup systems are now available. Hot server (H) includes a second server computer and VINCA software. This option has yet to be priced. Cold server
   (S) includes a

                                      MEMO

TO:              All Salesmen

FROM:            Kevin Reader


SUBJECT:         New Pricing Program (V 3.1)

CC: Ed Stanevicius, Larry Strayhorn, Tom Coyne, Don Savage, Kevin Roberts, Jennifer Story, Pat StPierre, Jon Field, Bob Barnes, James Kalian, John Kluzak, Bill Ledoux, Bob Poulin, Dan Landon
_______________________________________________________________________________

                                                                         9/04/98

Attached is the updated version of the sales pricing program. Also attached is a summary list that provides an overview of the changes.

No prices have been increased in the attached program. We have only increased the flexibility of the program to deal with circumstances in the field, corrected bugs, or reduced costs in a few areas.

Please let us know if you notice any problems or shortcomings in the program.

AS OF TODAY, ALL ORDERS SHOULD BE ACCOMPANIED BY V3.1 PRA ONLY.



/s/ Kevin Reader
----------------
Kevin Reader






                                       1
                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

                           [DIAMOND PHOENIX GRAPHIC]









INTRODUCTION

Welcome to the Diamond Phoenix price program manual. This manual provides step by step instructions on how to use the price program. New pricing sheets with many powerful new features and enhancements have been added since the last release of this program in March of 1997. All prices have been updated to reflect current costs as of September 1998.

We have incorporated many company pricing policies and business strategies into the manual and the binder. You will not only find written guidelines and requirements but we have added relevant memos and policies into the binder sections where they apply. This should make them visible where they are usually most needed.

I believe this latest pricing tool will be one of our most effective selling weapons. It will allow you to create an accurate price for virtually any system within 15 minutes. There are certainly many conditions that defy fixed pricing programs, but this tool should be effective for the majority of our applications. It will also make it much easier on the salesman and the factory during order entry.


                                    Good luck and please forward comments.






                                    JENNIFER STOREY

(C)DIAMOND PHOENIX CORP       COMPANY CONFIDENTIAL
-------------------------------------------------------------------------------
                                  DO NOT COPY            PRICING PROGRAM MANUAL

[GRAPHIC]
                               TABLE OF CONTENTS


SHEET               TITLE                                   PAGES
--------------------------------------------------------------------------------
Introduction                                                pages 1 - 3
--------------------------------------------------------------------------------

Cover Sheet         Project Data                            pages 4 - 8
--------------------------------------------------------------------------------

Sheet A             Summary Pricing                         pages 10 - 12
--------------------------------------------------------------------------------

Sheet B             Carousel Pricing                        pages 13 - 17
--------------------------------------------------------------------------------

Sheet C             Extractor Pricing                       pages 18 - 23
--------------------------------------------------------------------------------

Sheet D             Light Tree Pricing                      pages 24 - 25
--------------------------------------------------------------------------------

Sheet E             Workstation Pricing                     pages 26 - 29
--------------------------------------------------------------------------------

Sheet F             Computer Pricing                        pages 30 - 35
                    Software Pricing                        pages 36 - 40
--------------------------------------------------------------------------------

Sheet G             Installation Pricing                    pages 41 - 44
                    Installation Options                    pages 45 - 48
--------------------------------------------------------------------------------

Sheet H             Engineering Pricing                     page 49
--------------------------------------------------------------------------------

Sheet J             Conveyor Pricing                        pages 50 - 51
--------------------------------------------------------------------------------

Sheet K             Lift Table Pricing                      pages 52 - 53
--------------------------------------------------------------------------------

Sheet L             Special Electrical Pricing              page 54
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Sheet M             Mezzanine Pricing                       pages 55
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
General Notes                                               pages 56 - 58
--------------------------------------------------------------------------------

                                       2

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

INITIAL SETUP

You will find two personalized disks in your pricing package. Both disks have your code on it, which will appear at the top of each spreadsheet.

Slide either disk into drive A of your computer.

Type A:\Install

Follow the instructions that follow. The Excel pricing spreadsheet and Word manual can now be found in the C:\Pricing folder.

Open Excel.

Open file MP0025XA.

Upon opening the file you will receive some prompts.

PROMPT 1

The first prompt will ask you if you want to enable the macros. You should enable the macros. The program makes heavy use of them for printing pages. You can opt to eliminate the check box so this question is not asked.

PROMPT 2


                                   [GRAPHIC]



The program will ask you for a password or to open the file as read only. Choose the read only option. This will protect your basic price file (MP0025X) and prevent you from accidentally entering all the values from the last job you priced.

GENERAL NOTES

Generally cells shown with white backgrounds cannot accept manual entries because the file is protected. Cells that do accept values are highlighted in blue. This should make things visually easier to move from one area to the next where entries are required.

------------------------------------------------------------------------------------------------------------------------------------
   A  |   B   |   C   |   D   |   E  |   F   |   G  |   H   |  I   |   J   |   K   |  L   |   M   |   N   |   O   |   P  |  Q  |  R
------------------------------------------------------------------------------------------------------------------------------------
1   DIAMOND PHOENIX PRICING         SYSTEM DATA SHEET                    COVER                                      1 OF 1
2                                                                                                                   xxxxxx
====================================================================================================================================
3                  End User: Diamond Phoenix                                                   SALESMAN: Ima Seller
4 MAINE        Dist/Consult: Capable distributor                                                   DATE: 4-Sep-98
5 RELEASE 3.1       ADDRESS: Anytown                                                               FILE: 0000
6                                                                                              LOCATION: G:\Sales\
7              PROJECT NAME: ABC                                                               REVISION:
====================================================================================================================================
8
9         NATURE OF BUSINESS:
10
11 DESIGN DATA              CAROUSEL SYSTEMS                               CONVEYOR SYSTEMS
====================================================================================================================================
                                                      Veri-   Flow                                              Ctn/Tote   Veri-
12 FLOW RATES         Day    Hour    Min.   Comments  fied    From      Flow To       Day       Hour     Min.    Letter    fied
====================================================================================================================================
13              Orders                                [ ]                                                                    [ ]
14               Lines                                [ ]                                                                    [ ]
15               Picks                                [ ]                                                                    [ ]
16              Stocks                                [ ]                                                                    [ ]
17        Cycle Counts                                [ ]                                                                    [ ]
18 SIZE RANGE         Length  Width  Height  Weight               SIZE TYPE          Length     Width    Height   Weight
====================================================================================================================================
19 Minimum Dimensions                           lbs   [ ]         Minimum Dimensions                                         [ ]
20 Maximum Dimensions                           lbs   [ ]         Maximum Dimensions                                         [ ]
21                                                            A   Design Carton/Tote                                         [ ]
22                                                            B   Design Carton/Tote                                         [ ]
23                                    Hours/Day       [ ]     C   Pallet                                                     [ ]
24                                   Shifts/Day       [ ]         (range for height & weight)
====================================================================================================================================
25
26 SYSTEM DATA                1ST  2ND  3RD  4TH  TOTAL
====================================================================================================================================
27    TYPE OF SYSTEM:
28  Number of Pods or Stacks  -    -     -    -         CAROUSEL DATA
29                                                               Bin  Bin   Bin     Bin    Shelf  Shelf  Shelf        Service   Bin
30  POD OR STACK DETAILS Indicate qty or code             Model  Qty. Cap.  Height  Depth  Spec'g  Cap.  Qty.  Drive  Factor   Load
                         for each system
====================================================================================================================================
31 Carousel 1   Qty per pod   -    -     -    -    -              -    -      -       -     -       -      -     -        -      -
32 Carousel 2         -       -    -     -    -    -              -    -      -       -     -       -      -     -        -      -
33 Carousel 3         -       -    -     -    -    -              -    -      -       -     -       -      -     -        -      -
34 Carousel 4         -       -    -     -    -    -              -    -      -       -     -       -      -     -        -      -
35 Tiers           2 or 3     -    -     -    -    -
36 Extractor 1   Check box   [ ]  [ ]   [ ]  [ ]   -              IMPLEMENTATION DATA
37 Extractor 2        -      [ ]  [ ]   [ ]  [ ]   -                                DPC  Dist. Other  Airfare  Per Diems Hours Days
====================================================================================================================================
38 Light Tree 1  Qty per Pod  -    -     -    -    -     Install Mechanical         [X]   [ ]   [ ]                       -
39 Light Tree 2       -       -    -     -    -    -             Electrical         [X]   [ ]   [ ]
40 Key Tree 1         -       -    -     -    -    -             Equip Rentals      [X]   [ ]   [ ]
41 Key Tree 2         -       -    -     -    -    -             Software Network   [X]   [ ]   [ ]        -     -               -
42 Sort Bar 1  Positions/Pod  -    -     -    -    -             Training           [X}   [ ]   [ ]        -     -               -
43 Sort Bar 2         -       -    -     -    -    -             Special Items      [X]   [ ]   [ ]
44 Workstation 1 Batch Levels -    -     -    -    -     Site Supervision           [X]   [ ]   [ ]        -     -               -
45 Workstation 2      -       -    -     -    -    -     Project Management         [X]   [ ]   [ ]        -     -               -
46 Software             TPX  [ ]  [ ]   [ ]  [ ]   -     Design Meetings            [X]   [ ]   [ ]        -     -               -
47            Extractor TPX  [ ]  [ ]   [ ]  [ ]   -     Start Up Support           [X]   [ ]   [ ]        -     -               -
48            Consolidation  [ ]  [ ]   [ ]  [ ]   -     Special Support            [X]   [ ]   [ ]        -     -               -
49                 Footware  [ ]  [ ]   [ ]  [ ]   -     Engr'g Manufacturing       [X]                                   -
50            ICO / Class 5  [ ]  [ ]   [ ]  [ ]   -            Specials            [X]   [ ]   [ ]                       -
51 Computers    Workstation   -    -     -    -    -            System              [X]   [ ]   [ ]                       -
52               Supervisor   -    -     -    -    -            Software            [X]   [ ]   [ ]                       -
53          Server (S.M.P.)   -    -     -    -    -            Conveyor            [X]   [ ]   [ ]                       -
54             Non-Carousel   -    -     -    -    -      Seismic Stamp             [ ]   [ ]   [X]
55       Communications/ICO   -    -     -    -    -      Spare Parts               [ ]   [ ]   [X]
56            Backup System   -    -     -    -    -      Computer Hardware         [X]   [ ]   [ ]
57 Support Agreement (hrs/day)                            Network                   [X]   [ ]   [ ]
58 Conveyor                  [ ]  [ ]   [ ]  [ ]   -                                [ ]   [ ]   [X]
59 Lift Table 1              [ ]  [ ]   [ ]  [ ]   -                                [ ]   [ ]   [X]
60 Lift Table 2              [ ]  [ ]   [ ]  [ ]   -                                [ ]   [ ]   [X]
61 Mezzanine                 [ ]  [ ]   [ ]  [ ]   -                                [ ]   [ ]   [X]
62                                                        COMMENTS:
63 SELL PRICE:           $0    [X] Budget  [ ] Fixed
64
65 APPROVAL:                   DATE:                       *Communications are run through server  **Support agreement is obtained

(C)DIAMOND PHOENIX CORP       COMPANY CONFIDENTIAL
--------------------------------------------------------------------------------
                                  DO NOT COPY             PRICING PROGRAM MANUAL
PROJECT DATA
COVER SHEET

The data sheet is a new sheet where salesmen can enter a variety of information. The Cover Sheet contains three sections: Design data, system data, and implementation. These sections will be described in more detail below.

New in this revision of the pricing program is the introduction of check boxes and group buttons.

                                [ ] Check Box 2
                               o Option Button 3

Check boxes work like a yes/no switch. In a bunch of group buttons only one button can be selected at one time. The check boxes are used in sheets B through M to choose options. To enter an option item, enter a quantity in the quantity column and check the option box to the right of that quantity. The quantity will appear below in the options section. The group buttons are used in the cover sheet in the implementation section.

TITLE BLOCK
--------------------------------------------------------------------------------

CELL C3 - Enter the customer name.

CELL C4 - Enter the distributor or consultant involved if applicable.

CELLS C5-6 - Enter the customer address.

CELL C7 - Enter the project name.

CELL P3 - Enter the salesman's name.

CELL P4 - Enter the date (be sure to change the date if you are changing the revision number).

CELL P5 - Enter the file name of the spreadsheet (example: MSD2024L) This is a read only file so it won't accept changed values entered for the same name MP0025X. You must enter another file name.

CELL P6 - Enter the computer location of the file (example: G:\Sales\etc.).

CELL P7 - Enter the revision number for the pricing (projects often go through multiple revisions).

The above values for customer name, address, and file information are automatically transferred to every other individual component price sheet in the file. It is critical that these cells be filled out so as to identify all the related price sheets to the project.

                                       4
                              COMPANY CONFIDENTIAL
                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

(C)DIAMOND PHOENIX CORP       COMPANY CONFIDENTIAL
--------------------------------------------------------------------------------
                                  DO NOT COPY             PRICING PROGRAM MANUAL

DESIGN DATA

        A           B         C         D     E        F    G    H     I        J       K     L    M     N     O        P       Q
------------------------------------------------------------------------------------------------------------------------------------
    DESIGN DATA                       CAROUSEL SYSTEMS                                      CONVEYOR SYSTEMS
                                                               Veri-  Flow                                           Ctn/Tote  Veri-
12  Flow Rates                Day     Hour   Min.    Comments  fied   From           Flow To     Day    Hour   Min    Letter   fied
====================================================================================================================================
13                    Orders                                   [X]                                                             [ ]
14                     Lines  3500                             [ ]                                                             [ ]
15                     Picks                                   [ ]                                                             [ ]
16                    Stocks   350                 in morning  [ ]                                                             [ ]
17              Cycle Counts   200                             [ ]                                                             [ ]
18 SIZE Range                 Length  Width  Height  Weight                Size/Type            Length  Width  Height  Weight
19        Minimum Dimensions                            lbs    [ ]         Minimum Dimensions                                  [ ]
20        Maximum Dimensions    18     23      7     70 lbs    [ ]         Maximum Dimensions                                  [ ]
21                                                                     A   Design Carton/Tote                                  [ ]
22                                                                     B   Design Carton/Tote                                  [ ]
23                                            Hours/Day    10  [X]     C   Pallet                                              [ ]
24                                           Shifts/Day     1  [X]         (range for height & weight)

The design data section is used to specify the quantity of orders and picks, and carton sizes used to design the system. Carousel design information is located on the left, while conveyor is on the right. Fill in any design parameters that are known or were estimated in determining the system design. If a design parameter is known check the verified check box. Several units of measure are provided for your convenience. Use the comment box to specify the data entered if necessary.

Please fill in the Hours/Day cell (G23) regardless of the type of system being designed.

SYSTEM DATA

          A         B               C    D    E    F     G
---------------------------------------------------------------------
26   SYSTEM DATA                   1ST  2ND  3RD  4TH  TOTAL
27             TYPE OF SYSTEM:     poc
28   Number of Pods or Stacks:      2    -    -    -
29
30     POD OR STACK DETAILS      Indicate qty or code for each system
31   Carousel 1     Qty per Pod     3    -    -    -     6
32   Carousel 2          "         -     -    -    -   -
33   Carousel 3          "         -     -    -    -   -
34   Carousel 4          "         -     -    -    -   -
35   Tiers             2 or 3      -     -    -    -   -
36   Extractor 1     Check box    [ ]   [ ]  [ ]  [ ]  -
37   Extractor 2         "        [ ]   [ ]  [ ]  [ ]  -
38   Light Tree 1   Qty per Pod     2    -    -    -     4
39   Light Tree 2        "         -     -    -    -   -
40   Key Tree 1          "         -     -    -    -   -
41   Key Tree 2          "         -     -    -    -   -
42   Sort Bar 1   Positions/Pod     8    -    -    -     2
43   Sort Bar 2          "         -     -    -    -   -
44   Workstation 1  Batch Levels    1    -    -    -     2
45   Workstation 2       "         -     -    -    -   -
46   Software                TXP  [X]   [ ]  [ ]  [ ]    1
47                 Extractor TXP  [ ]   [ ]  [ ]  [ ]  -
48                 Consolidation  [ ]   [ ]  [ ]  [ ]  -
49                      Footware  [ ]   [ ]  [ ]  [ ]  -
50                   ICO/CLass 5  [ ]   [ ]  [ ]  [ ]  -
51   Computers       Workstation    1    -    -    -     2
52                    Supervisor    1    -    -    -     1
53               Server (S.M.P.)   -     -    -    -     1
54                  Non-Carousel   -     -    -    -   -
55            Communications/ICD    1    -    -    -     1
56                 Backup System   -
57   Support Agreement (hrs/day)  7/24
58   Conveyor                     [ ]   [ ]  [ ]  [ ]  -
59   Lift Table 1                 [ ]   [ ]  [ ]  [ ]  -
60   Lift Table 2                 [ ]   [ ]  [ ]  [ ]  -
61   Mezzanine                    [ ]   [ ]  [ ]  [ ]  -

THE SYSTEM DATA SECTION IS WHERE THE TYPE OF SYSTEM IS DEFINED AND THE CONTENTS OF THAT SYSTEM ARE SELECTED. THE SECTION IS LAYED OUT BY SYSTEM NUMBER. THIS PROGRAM CAN HANDLE FOUR DIFFERENT SYSTEM CONFIGURATIONS.

FIRST ENTER THE FOLLOWING INFORMATION:

CELL C27 - Enter the type of system 1. Options are:

           PIC = Pick
           PUT = Put/Consolidation
           EXT = Extractor
           CON = Conveyor

CELL C28 - Enter the number of similar pods or stacks in system 1.

                           THE PRICE PROGRAM REQUIRES
                             THE NUMBER OF PODS BE
                                ENTERED SO OTHER
                          CALCULATIONS CAN BE MADE. IT
                        IS ABSOLUTELY CRITICAL THAT THIS
                          VALUE BE ENTERED CORRECTLY.
                          MULTIPLE OTHER CALCULATIONS
                          FOR SYSTEM INSTALLATION KEY
                                OFF THIS ENTRY.



                                       5
                              COMPANY CONFIDENTIAL
                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

(C)DIAMOND PHOENIX CORP       COMPANY CONFIDENTIAL
-------------------------------------------------------------------------------
                                  DO NOT COPY            Pricing Program Manual


THEN FOLLOW THESE INSTRUCTIONS TO DEFINE EACH SYSTEM. MOST OF THIS INFORMATION WILL BE TRANSFERRED BACK TO THE CORRESPONDING SHEET.

CELL C31 - Enter the number of carousels, configuration 1, per pod in system 1.

CELL C32 - Enter the number of carousels, configuration 2, per pod in system 1.

CELL C33 - Enter the number of carousels, configuration 3, per pod in system 1.

CELL C34 - Enter the number of carousels, configuration 4, per pod in system 1.

CELL C35 - If system 1 is a multi tier system, enter 2 for double or 3 for triple.
NOTE: Cell G35 calculates the total number of vertical stacks of carousels in the system.

      H     I     J       K       L      M       N      O      P       Q      R
--------------------------------------------------------------------------------
28  CAROUSEL DATA
--------------------------------------------------------------------------------
29         Bin   Bin     Bin     Bin   Shelf   Shelf  Shelf         Service  Bin
30  Model  Qty   Cap.   Height  Depth  Spac'g   Cap.   Qty   Drive  Factor  Load
--------------------------------------------------------------------------------
31    G     32  1,000      97     18       3    150    320   #N/A
32          --     --      --     --      --     --     --     --       --    --
33          --     --      --     --      --     --     --     --       --    --
34          --     --      --     --      --     --     --     --       --    --
--------------------------------------------------------------------------------

CELL H31 - Enter the carousel model letter. Options are:

           A 14 3/4" wide bins      E 28" wide bins
           B 18" wide bins           F 32" wide bins
           C 21" wide bins          G 36" wide bins
           D 25" wide bins

CELL I31 - Enter total quantity of bins on the carousel. Carousels can be priced with a maximum of 80 bins and variable minimum bins depending on the model (see table below). Carousels with less bins than the minimum or more bins than 80 need to be checked with the factory for pricing. All even and odd numbered quantities can be entered in. Options are:

           Model A:        18-80 bins
           Model B and C:  16-80 bins
           Model E and D:  14-80 bins
           Model F and G:  12-80 bins

CELL J31 - Enter weight capacity of the bins. Bin capacity options are 600 lbs,
           1,000 lbs, 1,500 lbs, or 2,000 lbs per bin. Bin capacities of 1,500 lbs or 2,000 lbs trigger additional entries in the options section of Sheet B.






                                       6
                              COMPANY CONFIDENTIAL

(C)DIAMOND PHOENIX CORP      COMPANY CONFIDENTIAL
--------------------------------------------------------------------------------
                                  DO NOT COPY             PRICING PROGRAM MANUAL

CELL K31  -    Enter height of the bins. Bin heights are entered in 12"
               increments. Bin heights must be entered in exactly matching numbers to the height options. Any bin special bin heights that fall between standard heights are to be priced at the next highest increment. Heights of greater than 145" (12 ft) are available but must be checked with the factory. Heights other than those listed below must be checked with the factory, with be considered special and subject to a bin jig cost add on.

               Standard bin height options are:

               61"       109"
               73"       121"
               85"       133"
               97"       145"

CELL L31  -    Enter depth of the bins. Bin depths come in standard sizes of
               12", 18", and 22". Bin depths must be entered in exactly matching numbers to these depth options. Any special bin depths are entered in the options section of Sheet B.

CELL M31  -    Enter wire spacing of the bins. Wire spacing is available in
               1/2" increments from 2" to 6" except for 2 1/2. Values in this cell must be entered as shown in the table below. Special wire spacing is available but must be checked with the factory.
               Standard wire spacing values are:

               2.0       4.0       5.5
               3.0       4.5       6.0
               3.5       5.0

CELL N31  -    Enter shelf capacity. Standard shelf capacities are available in
               80 lbs, 150 lbs or 225 lbs. Extractor shelves must be entered as 225 lbs due to the cantilever design.

CELL O31  -    Enter the total quantity of shelves in the carousel.

Enter this same information for carousels 2 through 4 in rows 32-34, if needed.

CELL C36  -    Check this box if system 1 contains any extractors,
               configuration 1.

CELL C37  -    Check this box if system 1 contains any extractors,
               configuration 2.

CELL C38  -    Enter the qty of light tree 1 per pod in system 1.

CELL C39  -    Enter the qty of light tree 2 per pod in system 1.

CELL C40  -    Enter the qty of key tree 1 per pod in system 1.

CELL C41  -    Enter the qty of key tree 2 per pod in system 1.

CELL C42  -    Enter the positions per pod of sort bar 1 in system 1.

CELL C43  -    Enter the positions per pod of sort bar 2 in system 1.

CELL C44  -    Enter the batch levels of workstation 1 in system 1.

                                       7

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

(C)DIAMOND PHOENIX CORP        COMPANY CONFIDENTIAL
-------------------------------------------------------------------------------
                                  DO NOT COPY            Pricing Program Manual


CELL C45 - Enter the batch levels of workstation 2 in system 1.

Cells C46 through C49 automatically trigger the first workstation license on Sheet F. Balance of information must be completed in Sheet F.

CELL C46 - Check box if TXP software is required in system 1.

CELL C47 - Check box if Extractor TXP software is required in system 1.

CELL C48 - Check box if Consolidation software is required in system 1.

CELL C49 - Check box if Footware software is required in system 1.

CELL C50 - Check box if ICO/Class 5 software is required in system 1. This requires definition on Sheet F.

CELL C51 - Enter the qty of workstation computers required per pod in system 1.
           These computers are located in the pods and control the carousels, light trees, and sort bars.

CELL C52 - Enter the qty of supervisor computers required in system 1. These computers are typically used by supervisors and can be located anywhere. They are not used to control any devices but are often accompanied by report printers.

CELL C53 - Enter the type of server required for system 1. One server computer is required if there is a network. The standard server is meant for low throughput applications with maximum of two pods. The midgrade server is meant for medium throughput applications of up to 5 pods. The premium server is meant for high throughput and high reliability applications or systems with more than 5 pods. Premium servers include raid array hard disks for increased reliability. These servers can not be used to fun the pods and should not be used as supervisor stations unless approved by the factory in writing.

CELL C54 - Enter the qty of non-carousel computers required per pod in system
           1. Non carousel computers are required for off carousel applications such as conveyor, flow rack or shelving.

CELL C55 - Enter the qty of communications computers required in system 1.
           Communications computers are frequently required to allow a customer's host computer to talk to our network. Communications computers are required in the following conditions:

               - Any non TCP/IP host inferface
               - Systems requiring high throughput/high reliability
               - Networks with more than 3 pods or more than 6 computers
               - Customer requires remote physical locations for
                 communications PC
               - Any Novell network

CELL C56 - Enter the type of backup system required for system 1. Hot backup runs off the server and requires Vica software (price is not yet available). Cold backup runs off the server and triggers journaling software. On communications backup triggers a communication computer upgrade and journaling.

CELL C57 - Enter the type of support agreement required for system 1.


                                       8

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

(c)DIAMOND PHOENIX CORP       COMPANY CONFIDENTIAL
--------------------------------------------------------------------------------
                                  DO NOT COPY             PRICING PROGRAM MANUAL

CELL C58 -- Check box if conveyor exists in system 1.

CELL C59 -- Check box if lift table 1 exists in system 1.

CELL C60 -- Check box if lift table 2 exists in system 1.

CELL C61 -- Check box if mezzanine exists in system 1.

IMPLEMENTATION DATA

36   IMPLEMENTATION DATA
37                            DPC   Dist   Other   Airfare   Per Diems   Hours   Days
---------------------------------------------------------------------------------------
38   Install Mechanical       ( )   (x)    ( )                            528
39           Electrical       ( )   (x)    ( )
40           Equip Rentals    ( )   (x)    ( )
41           Software/Network (x)   ( )    ( )        1          4                 3
42           Training         (x)   ( )    ( )                   2                 2
43           Special Items    (x)   ( )    ( )
---------------------------------------------------------------------------------------
44   Site Supervision         (x)   ( )    ( )        1          5                 5
45   Project Management       (x)   ( )    ( )                                     3
46   Design Meetings          (x)   ( )    ( )        2          4                 4
47   Start Up Support         ( )   (x)    ( )
48   Special Support          (x)   ( )    ( )
---------------------------------------------------------------------------------------
49   Engr'g Manufacturing     (x)                                         102
50          Specials          (x)   ( )    ( )
51          System            (x)   ( )    ( )
52          Software          (x)   ( )    ( )
53          Conveyor          (x)   ( )    ( )
---------------------------------------------------------------------------------------
54   Seismic Stamp            ( )   ( )    (x)
55   Spare Parts              ( )   ( )    (x)
---------------------------------------------------------------------------------------
56   Computer Hardware        (x)   ( )    ( )
57   Network                  ( )   (x)    ( )
---------------------------------------------------------------------------------------
58                            ( )   ( )    (x)
---------------------------------------------------------------------------------------
59                            ( )   ( )    (x)
60                            ( )   ( )    (x)
61                            ( )   ( )    (x)
---------------------------------------------------------------------------------------
62   Comments:
63
64
65
66   *Communications are run through Server    **Support agreement is optioned
67   ***Supervisor computer is optioned
---------------------------------------------------------------------------------------

This section is used to specify who is responsible for what. For all installation and engineering items, select the button that corresponds with the column that is responsible for that item. All calculations are still made in the individual sheets. Depending on which column is selected effects whether these costs are transferred to sheet A.

Cells L38 through L43 cover installation
Cells L44 through L47 cover implementation
Cells L48 through L52 cover engineering
Cell L53 covers seismic stamp
Cell L54 covers spare parts
Cell L55 covers computer hardware
Cell L56 covers network installation

                              COMPANY CONFIDENTIAL

                A                  B                 C        D     E         F        G        H        I
-------------------------------------------------------------------------------------------------------------
1     DIAMOND PHOENIX SYSTEM                     PRICING              SHEET A SUMMARY           1 OF 4
2
-------------------------------------------------------------------------------------------------------------
3                                   End User:    Diamond Phoenix      SALESMAN: Ima Seller
4     Maine                     Dist/Consult:    Capable distributor      DATE: 04-Sep-98
5     Release 3.1                    ADDRESS:    Anytown                  FILE: 0000
6                                                                     LOCATION: G:\Sales\
7                               PROJECT NAME:    ABC                  REVISION:
-------------------------------------------------------------------------------------------------------------
8                               REF  ________
-------------------------------------------------------------------------------------------------------------
9     ITEM                                          QTY     LIST   MULT     SELL     EXTEND    ADJ      QUOTE
10
-------------------------------------------------------------------------------------------------------------
11   CAROUSELS             CAROUSEL 1               --       --    0.80      --         --
12   (SHEET B)             CAROUSEL 2               --       --    0.80      --         --
13                         CAROUSEL 3               --       --    0.80      --         --
14                         CAROUSEL 4               --       --    0.80      --         --
15                         SPECIALS                 --       --    0.80      --         --      --        $0
16   EXTRACTORS            EXTRACTOR 1              --       --    0.80      --         --
17   (SHEET C)             EXTRACTOR 2              --       --    0.80      --         --
18                         SPECIALS                 --       --    0.80      --         --      --        $0
19   LIGHT TREES           LTS 6 LIGHT TREE 1       --       --    0.80      --         --
20   (SHEET D)             LTS 6 LIGHT TREE 2       --       --    0.80      --         --      --        $0
21   KEYTREES              KTS 6-8 KEY TREE 1       --       --    0.80      --         --
22   (SHEET D)             KTS 6-12 KEY TREE 1      --       --    0.80      --         --      --        $0
23   SORTBARS(SHEET D)     HSB 6 SORT BAR 1         --       --    0.80      --         --
24                         HSB 6 SORT BAR 2         --       --    0.80      --         --
25   LTS & HSB (SHEET D)   SPECIALS                 --       --    0.80      --         --      --        $0
26   WORKSTATIONS          PICK STATION 1           --       --    0.80      --         --
27   (SHEET E)             PICK STATION 2           --       --    0.80      --         --
28                         SPECIALS                 --       --    0.80      --         --      --        $0
29   SOFTWARE (SHEET F)    STD SOFTWARE             --       --    0.80      --         --      --
30                         SPECIALS                 --       --    0.80      --         --      --        $0
31   COMPUTERS (SHEET F)   HARDWARE                 --       --    0.80      --         --      --
32                         SPECIALS                 --       --    0.80      --         --      --        $0
33   SOFTWARE SUPPORT      (SHEET F)                --       --    0.80      --         --      --        $0
34   INSTALLATION          MECHANICAL ELECTRICAL    --       --    0.80      --         --
35   (SHEET G)             EQUIPMENT RENTALS        --       --    0.80      --         --
36                         SOFTWARE/NETWORK         --       --    0.80      --         --
37                         TRAINING                 --       --    0.80      --         --
38                         SPECIAL INSTALLATION     --       --    0.80      --         --      --        $0
39   IMPLEMENTATION        SITE SUPERVISION         --       --    0.80      --         --                $0
40   SUPPORT               PROJECT MANAGEMENT       --       --    0.80      --         --                $0
41   (SHEET G)             DESIGN MEETINGS          --       --    0.80      --         --                $0
42                         START UP SUPPORT         --       --    0.80      --         --                $0
43                         SPECIAL SUPPORT          --       --    0.80      --         --      --        $0
44   ENGINEERING (SHEET H) MECH/ELECT/SYST/SOFT     --       --    0.80      --         --      --        $0
45   CONVEYOR (SHEET J)                             --       --    0.80      --         --      --        $0
46   LIFT TABLES           LIFT TABLE 1             --       --    0.80      --         --
47   (SHEET K)             LIFT TABLE 2             --       --    0.80      --         --
48                         SPECIALS                 --       --    0.80      --         --      --        $0
49   SPECIAL ELECTRICAL ITEMS (SHEET L)             --       --    0.80      --         --      --        $0
50   MEZZANINE (SHEET M)                            --       --    0.80      --         --      --        $0
51   SPARE PARTS                                    --       --    0.80      --         --      --        $0
52   CONTINGENCY                                    --       --    0.80      --         --      --        $0
53   DISCOUNT/ADDITIONAL MARGIN                                                                0.0%       $0
-------------------------------------------------------------------------------------------------------------
54
-------------------------------------------------------------------------------------------------------------
55   SYSTEM NET PRICE                                                                   $0      $0        $0
-------------------------------------------------------------------------------------------------------------
56
57   DEALER COMMISSION                               1       --    1.00      --         $0                $0
58   FREIGHT (EXW)                                   1       --    1.00      --         $0                $0
59   FREIGHT (PREPAID AND ADD)                       1       --    0.85      --         $0                $0
60
-------------------------------------------------------------------------------------------------------------
61   TOTAL SYSTEM NET PRICE                                                             $0      $0        $0
-------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     A                        B                   C         D         E         F         G         H
---------------------------------------------------------------------------------------------------------
 63  DIAMOND PHOENIX SYSTEM                       OPTIONS             SHEET A   SUMMARY          2 OF 4
 64
---------------------------------------------------------------------------------------------------------
 65                                     End User: Diamond Phoenix               SALESMAN: Ima Seller
 66  Maine                        Dist / Consult: Capable Distributor               DATE: 04-Sep-98
 67  Release 3.1                         ADDRESS: Anytown                           FILE: 0000
 68                                                                             LOCATION: G:\Sales\
 69                                 PROJECT NAME: ABC                           REVISION:
---------------------------------------------------------------------------------------------------------
 70
---------------------------------------------------------------------------------------------------------
 71    ITEM                                       QTY         LIST      MULT    SELL      EXTEND    QUOTE
---------------------------------------------------------------------------------------------------------
 72
 73  CAROUSEL OPTIONS (SHEET B)
 74  SOLID BIN BACKS (per sq. ft.)                 -            -       0.80     -           -        -
 75  TRACK LUBRICATORS (PER CAROUSEL)              -            -       0.80     -           -        -
 76  SPECIAL PAINT (per bin)                       -            -       0.80     -           -        -
 77  SPECIAL PAINT (per carousel)                  -            -       0.80     -           -        -
 78  INVERTED DRIVE (Per drive)                    -            -       0.80     -           -        -
 79  REMOTE MOUNTED PANEL (25 FT CABLE)            -            -       0.80     -           -        -
 80  BIN MARKERS (per bin)                         -            -       0.80     -           -        -
 81  SHELF MARKER STRIPS (per ft per shelf)        -            -       0.80     -           -        -
 82  SHELF MARKER LABELS (per shelf)               -            -       0.80     -           -        -
 83  SHELF REINFORCEMENT BARS (per shelf)          -            -       0.80     -           -        -
 84  PULL CORD SAFETY STOP (per carousel)          -            -       0.80     -           -        -
 85  PULL CORD SAFETY STOP (per carousel)          -            -       0.80     -           -        -
 86  CCS 4                                         -            -       0.80     -           -        -
 87  CCS 4 PEDESTAL                                -            -       0.80     -           -        -
 88  FORWARD TILT SHELVES WITH FRONT LIP           -            -       0.80     -           -        -
 89                                                -            -       0.80     -           -        -
 90  HAND JOG SWITCH (per carousel)                -            -       0.80     -           -        -
 91  HAND JOG SWITCH PEDESTAL                      -            -       0.80     -           -        -
 92  FRONT/REAR LOCKOUT CONTROLS                   -            -       0.80     -           -        -
 93  VERTICAL PHOTO EYES (2 INCLUDED)              -            -       0.80     -           -        -
 94  EMITTER RECEIVER PHOTO EYE (upgrade)          -            -       0.80     -           -        -
 95  HORIZONTAL PHOTO EYES (2 included)            -            -       0.80     -           -        -
 96  SAFETY MAT                                    -            -       0.80     -           -        -
 97  EMERGENCY STOP (remote mounted)               -            -       0.80     -           -        -
 98  EMERGENCY STOP (light tree mounted)           -            -       0.80     -           -        -
 99  SEISMIC CONSTRUCTION (per bin)                -            -       0.80     -           -        -
100  440 VAC UPGRADE                               -            -       0.80     -           -        -
101  0                                             -            -       0.80     -           -        -
102  0                                             -            -       0.80     -           -        -
103  0                                             -            -       0.80     -           -        -
104  EXTRACTOR OPTIONS (SHEET C)
---------------------------------------------------------------------------------------------------------
105  0                                             -            -       0.80     -           -        -
106  0                                             -            -       0.80     -           -        -
107  0                                             -            -       0.80     -           -        -
108  0                                             -            -       0.80     -           -        -
109  0                                             -            -       0.80     -           -        -
110  0                                             -            -       0.80     -           -        -
111  0                                             -            -       0.80     -           -        -
112  0                                             -            -       0.80     -           -        -
113  0                                             -            -       0.80     -           -        -
114  LIGHT TREE OPTIONS (SHEET D)
---------------------------------------------------------------------------------------------------------
115  12 DIGIT DISPLAYS                             -            -       0.80     -           -        -
116  REMOTE TASK COMPLETE BUTTONS                  -            -       0.80     -           -        -
117  EMERGENCY STOP BUTTONS                        -            -       0.80     -           -        -
118  0                                             -            -       0.80     -           -        -
119  0                                             -            -       0.80     -           -        -
120  KEYTREE OPTIONS (SHEET D)
---------------------------------------------------------------------------------------------------------
121  EMERGENCY STOP BUTTONS                        -            -       0.80     -           -        -
122  0                                             -            -       0.80     -           -        -
123  0                                             -            -       0.80     -           -        -
124  0                                             -            -       0.80     -           -        -
125  SORTBAR OPTIONS (SHEET D)
---------------------------------------------------------------------------------------------------------
126  12 DIGIT DISPLAYS                             -            -       0.80     -           -        -
127  REMOTE TASK COMPLETE BUTTONS                  -            -       0.80     -           -        -
128  0                                             -            -       0.80     -           -        -
129  0                                             -            -       0.80     -           -        -
130  WORKSTATION OPTIONS (SHEET E)                 -            -       0.80     -           -        -
---------------------------------------------------------------------------------------------------------
131  KEYBOARD DRAWER                               -            -       0.80     -           -        -
132  UTILITY DRAWERS                               -            -       0.80     -           -        -
133  FLOATING MONITOR ARM                          -            -       0.80     -           -        -
134  SCANNER MOUNTING BRACKET                      -            -       0.80     -           -        -
135  ANTI FATIGUE MATTING (per sq ft)              -            -       0.80     -           -        -
136  GROUND STRAPS                                 -            -       0.80     -           -        -
137  0                                             -            -       0.80     -           -        -
138  0                                             -            -       0.80     -           -        -
139  0                                             -            -       0.80     -           -        -
140  0                                             -            -       0.80     -           -        -
141  0                                             -            -       0.80     -           -        -
142  0                                             -            -       0.80     -           -        -
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     A                        B                     C            D        E          F       G        H
---------------------------------------------------------------------------------------------------------
144  DIAMOND PHOENIX SYSTEM                       OPTIONS             SHEET A   SUMMARY          3 OF 4
---------------------------------------------------------------------------------------------------------
145
---------------------------------------------------------------------------------------------------------
146  SOFTWARE OPTIONS (SHEET F)                   QTY         LIST      MULT    SELL      EXTEND    QUOTE
---------------------------------------------------------------------------------------------------------
147  0                                             -            -       0.80     -           -        -
148  SOCKETS HOST INTERFACE                        -            -       0.80     -           -        -
149  Journaling                                    -            -       0.80     -           -        -
150  0                                             -            -       0.80     -           -        -
151  0                                             -            -       0.80     -           -        -
152  0                                             -            -       0.80     -           -        -
153  0                                             -            -       0.80     -           -        -
154  0                                             -            -       0.80     -           -        -
155  0                                             -            -       0.80     -           -        -
156  0                                             -            -       0.80     -           -        -
157  COMPUTER OPTIONS (SHEET F)
158  Base Price for all Cable Options              -            -       0.80     -           -        -
159  Standard unshielded twisted pair category
     5 cable (1000 ft min)                         -            -       0.80     -           -        -
160                                                -            -       0.80     -           -        -
161                                                -            -       0.80     -           -        -
162                                                -            -       0.80     -           -        -
163  Communications Computer                       -            -       0.80     -           -        -
164  Supervisor Workstation Computer               -            -       0.80     -           -        -
165  Backup System - Hot Server                    -            -       0.80     -           -        -
166  Backup System - Cold Server                   -            -       0.80     -           -        -
167  Backup System - On Communication              -            -       0.80     -           -        -
168  ProComm Communications Software (Mandatory)   -            -       0.80     -           -        -
169  Modem, 28,800 KPBS Sportster V.34 (Mandatory) -            -       0.80     -           -        -
170                                                -            -       0.80     -           -        -
171  0                                             -            -       0.80     -           -        -
172  0                                             -            -       0.80     -           -        -
173  INSTALLATION (SHEET G)
174  Std Network Install                           -            -       0.80     -           -        -
175  UNLOADING (per person/day includes per diem)  -            -       0.80     -           -        -
176  AIRFARE (per peson/trip for unloading)        -            -       0.80     -           -        -
177  FORKLIFT RENTAL (per week)                    -            -       0.80     -           -        -
178  MANLIFT RENTAL (double tier projects)         -            -       0.80     -           -        -
179  TRASH DUMPSTER (per day)                      -            -       0.80     -           -        -
180  DUMPSTERS TIPPING FEE (per occurence)         -            -       0.80     -           -        -
181  FULL SIZE CRANE (per day)                     -            -       0.80     -           -        -
182                                                -            -       0.80     -           -        -
183                                                -            -       0.80     -           -        -
184                                                -            -       0.80     -           -        -
185                                                -            -       0.80     -           -        -
186                                                -            -       0.80     -           -        -
187  IMPLEMENTATION (SHEET G)
---------------------------------------------------------------------------------------------------------
188  PROJECT MANAGEMENT (on site per day/person)   -            -       0.80     -           -        -
189  SITE SUPERVISOR (per day/person)              -            -       0.80     -           -        -
190  FACTORY TECHNICIAN (per day/person)           -            -       0.80     -           -        -
191  SOFTWARE TECHNICIAN (per day/person)          -            -       0.80     -           -        -
192  AIRFARE (PER PERSON/TRIP)                     -            -       0.80     -           -        -
193  PER DIEM (PER DAY/PERSON)                     -            -       0.80     -           -        -
194  0                                             -            -       0.80     -           -        -
195                                                -            -       0.80     -           -        -
196  0                                             -            -       0.80     -           -        -
197  0                                             -            -       0.80     -           -        -
198  0                                             -            -       0.80     -           -        -
199  0                                             -            -       0.80     -           -        -
200  0                                             -            -       0.80     -           -        -
201  0                                             -            -       0.80     -           -        -
202  ENGINEERING OPTIONS (SHEET H)
---------------------------------------------------------------------------------------------------------
203  0                                             -            -       0.80     -           -        -
204  0                                             -            -       0.80     -           -        -
205  0                                             -            -       0.80     -           -        -
206  0                                             -            -       0.80     -           -        -
207  0                                             -            -       0.80     -           -        -
208  0                                             -            -       0.80     -           -        -
209  0                                             -            -       0.80     -           -        -
210  0                                             -            -       0.80     -           -        -
211  0                                             -            -       0.80     -           -        -
212  0                                             -            -       0.80     -           -        -
213  CONVEYOR OPTIONS (SHEET J)
---------------------------------------------------------------------------------------------------------
214  0                                             -            -       0.80     -           -        -
215  0                                             -            -       0.80     -           -        -
216  0                                             -            -       0.80     -           -        -
217  0                                             -            -       0.80     -           -        -
218  0                                             -            -       0.80     -           -        -
219  0                                             -            -       0.80     -           -        -
220  0                                             -            -       0.80     -           -        -
221  0                                             -            -       0.80     -           -        -
222  0                                             -            -       0.80     -           -        -
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     A                        B                   C         D         E         F         G         H
---------------------------------------------------------------------------------------------------------
223  DIAMOND PHOENIX SYSTEM                       OPTIONS             SHEET A   SUMMARY          4 OF 4
---------------------------------------------------------------------------------------------------------
224
---------------------------------------------------------------------------------------------------------
225  LIFT TABLE OPTIONS (SHEET K)
---------------------------------------------------------------------------------------------------------
226  SECOND BAR GATE (mechanical latch)            -            -       0.80     -           -        -
227  SECOND BAR GATE (electrical interlock)        -            -       0.80     -           -        -
228  NEMA 4 BUTTONS                                -            -       0.80     -           -        -
229  NEMA 12 PANELS                                -            -       0.80     -           -        -
230  SPECIAL PAINT (to match carousels)            -            -       0.80     -           -        -
231  ANTI FATIGUE MATTING                          -            -       0.80     -           -        -
232  CAROUSEL E-STOP                               -            -       0.80     -           -        -
233  POD TASK COMPLETE BUTTON                      -            -       0.80     -           -        -
234  0                                             -            -       0.80     -           -        -
235  0                                             -            -       0.80     -           -        -
236  SPECIAL ELECTRICAL OPTIONS (SHEET L)         QTY         LIST      MULT    SELL      EXTEND    QUOTE
---------------------------------------------------------------------------------------------------------
237  0                                             -            -       0.80     -           -        -
238  0                                             -            -       0.80     -           -        -
239  0                                             -            -       0.80     -           -        -
240  0                                             -            -       0.80     -           -        -
241  0                                             -            -       0.80     -           -        -
242  0                                             -            -       0.80     -           -        -
243  0                                             -            -       0.80     -           -        -
244  0                                             -            -       0.80     -           -        -
245  0                                             -            -       0.80     -           -        -
246  MEZZANINE OPTIONS (SHEET M)
---------------------------------------------------------------------------------------------------------
247  0                                             -            -       0.80     -           -        -
248  0                                             -            -       0.80     -           -        -
249  0                                             -            -       0.80     -           -        -
250  0                                             -            -       0.80     -           -        -
251  0                                             -            -       0.80     -           -        -
252  0                                             -            -       0.80     -           -        -
253
254
---------------------------------------------------------------------------------------------------------
255         ITEM                                  QTY         LIST      MULT    SELL      EXTEND    QUOTE
256  GENERAL CONDITIONS (OPTIONS)
257                                                -            -       0.80     -           -        -
258                                                -            -       0.80     -           -        -
259                                                -            -       0.80     -           -        -
260                                                -            -       0.80     -           -        -
261                                                -            -       0.80     -           -        -
262                                                -            -       0.80     -           -        -
263                                                -            -       0.80     -           -        -
264                                                -            -       0.80     -           -        -
265                                                -            -       0.80     -           -        -
266                                                -            -       0.80     -           -        -
267                                                -            -       0.80     -           -        -
268                                                -            -       0.80     -           -        -
269                                                -            -       0.80     -           -        -
270                                                -            -       0.80     -           -        -
271                                                -            -       0.80     -           -        -
272                                                -            -       0.80     -           -        -
273                                                -            -       0.80     -           -        -
274                                                -            -       0.80     -           -        -
275                                                -            -       0.80     -           -        -
276                                                -            -       0.80     -           -        -
277                                                -            -       0.80     -           -        -
278                                                -            -       0.80     -           -        -
279                                                -            -       0.80     -           -        -
280                                                -            -       0.80     -           -        -
281                                                -            -       0.80     -           -        -
282                                                -            -       0.80     -           -        -
---------------------------------------------------------------------------------------------------------

(C)DIAMOND PHOENIX CORP       COMPANY CONFIDENTIAL
-------------------------------------------------------------------------------
                                  DO NOT COPY            PRICING PROGRAM MANUAL


PROJECT SUMMARY
SHEET A

The summary sheet is where all the totals from the individual pricing sheets are combined. All of the components, which make up the system and Diamond is responsible for are summarized onto this sheet. Special pricing is done on the individual component price sheets, or new special items sheets, not on the summary sheet.

CELLS E11-52 - Enter the list price multiplier for each component. The standard list price multiplier is .8. Values from .65 to 1 can be entered in this column. In total, the entire project requires a multiplier of no less than .8. If the entire project dips below a .8 multiplier then the price must be checked and agreed to by the factory in advance of the order. The standard international list price multiplier is .85.

CELL D52 - You can choose to enter the total amount of contingency in the project. Note the automatic multiplier in cell E52.

COLUMN G
The total system price is calculated by totaling the automated values in column G at the bottom in cell G55.

COLUMN H
This column is provided to show where adjustments were applied to each category. This allows the quote to be configured to meet customer expectations or for money to be moved to different categories if the sales situation requires it.

CELL H15 - Shows the total amount of pack / contingency for carousels and carousel special items. Enter the amount you want added to the carousels.

CELL H18 - Shows the total amount of pack / contingency for extractors and extractor special items. Enter the amount you want to add to the extractors.

CELL H20 - Shows the total amount of pack / contingency for light trees. Enter the amount you want to add to the light trees.

CELL H22 - Shows the total amount of pack / contingency for key trees. Enter the amount you want to add to the key trees.

CELL H25 - Shows the total amount of pack / contingency for sort bars and light tree, key tree, and sort bar specials. Enter the amount you want to add to the sort bars.

CELL H28 - Shows the total amount of pack / contingency for workstations and workstation special items. Enter the amount you want to add to the workstations.

CELL H29 - Shows the total amount of pack / contingency for software. Enter the amount you want to add to the software.

CELL H30 - Shows the total amount of pack / contingency for software special items. Enter the amount you want to add to the software special items.

CELL H31 - Shows the total amount of pack / contingency for computer hardware.
           Enter the amount you want to add to the computer hardware.


                                       10

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

(C)DIAMOND PHOENIX CORP       COMPANY CONFIDENTIAL
-------------------------------------------------------------------------------
                                  DO NOT COPY            PRICING PROGRAM MANUAL


TOTAL SYSTEM NET PRICE
-------------------------------------------------------------------------------

The system net price is calculated in cell G55. This is the total amount on which basic margins are required and on which commissions are paid. Frequently other non-commission items are added to this price:

CELL D57 -- Enter the amount of dealer commission or finder's fee if required.
            This is a "pass through" amount and must be added to the system net price.

CELL D58 -- If freight is FOB, enter the amount of freight required. This is a
            "pass through" amount and must be added to the system net price only if the customer wants to see it before the order.

CELL D59 -- If freight is "prepaid and add", enter the amount of freight required. This requires that Diamond pay the freight and the customer will reimburse us later. If the customer chooses this option Diamond must cover additional costs and risk with a 15% margin. No commission is paid on freight margin.

The total system net price is shown in cells G61 and I61.

OPTIONS
-------------------------------------------------------------------------------

An options section is provided in sheet A to summarize all the various options offered on the individual pricing sheets. This allows you to review all the options offered for a project in one place. When submitting an order, all options that the customer chooses must be incorporated into the component pricing sheets and not listed as options.

The options section on sheet A is a summary. With the exception of column E which contains the list price multipliers, the cells cannot be modified. Modifications are made on the options section of the individual product pricing sheets and automatically transferred to the summary sheet A.

Options sections are provided for:

Carousels      Workstations                         Conveyor
Extractors     Software                             Lift tables
Light trees    Computer hardware                    Special electrical
Keytrees       Installation and Implementation      Mezzanine
Sortbars       Engineering                          General conditions

GENERAL CONDITIONS

This section is provided to enter options manually directly onto sheet A.

CAROUSEL OPTIONS

Please note the carousel options summary. These now reflect the same listing found on the carousel options section on sheet B. We provided the most commonly listed options and left additional cells to enter more if required.



                                       12
                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

------------------------------------------------------------------------------------------------------------------------------------
      A        B        C        D        E        F        G        H        I        J        K        L        M        N       O
------------------------------------------------------------------------------------------------------------------------------------
73  DIAMOND PHOENIX                                              SHEET B          CAROUSEL 2 PRICING                     2 OF 5
74
===================================================================================
75  MODEL NO.                                                                                       LBS/BIN [   0]
76
77             0        0        0        0        0.00     0        0      #N/A             SERVICE FACTOR [   0]
===================================================================================
78                                                                                          1       1.25     1.5  TYPE "X" TO SELECT
                                                                                            ========================================
79  CAROUSEL 2               LENGTH                #N/A              #N/A METERS            -        -        -          X
80                           WIDTH                 #N/A              #N/A METERS            -        -        -
81                           HEIGHT                #N/A              #N/A METERS            -        -        -
                                                                                            ========================================
82
====================================================================================================================================
83                                                                      SUMMARY:       -            $0.00                  $0.00
====================================================================================================================================
84                                                                                       QTY        LIST PRICE        EXTENDED
85
86                           FRAME                                                         1           #N/A             #N/A
87                           CHAIN                                                         0           #N/A             #N/A
88           BASE            BINS                                                          0           #N/A             #N/A
89           PRICE           SHELVES                                                       0           #N/A             #N/A
90                           DRIVE                                                         1           #N/A             #N/A
91
====================================================================================================================================
92                           TOTAL BASE LIST PRICE                                                                            $0
====================================================================================================================================
93
====================================================================================================================================
94                           ITEMS                                                       QTY    CHECK  LIST PRICE     EXTENDED
95                                                                                             OPTIONS
96                           SOLID BIN BACKS (per sq ft)                                  -    [ ]        $1.38            -
97                           1500 LBS BINS (per bin)                                      -              $27.30            -
98                           2000 LBS BINS (per bin)                                      -              $40.83            -
99                           2000 LBS BINS (per carousel)                                 -             $750.00            -
100                          TRACK LUBRICATORS (per carousel)                             -    [ ]    $1,040.65            -
101                          SPECIAL PAINT (per bin)                                      -    [ ]       $10.92            -
102                          SPECIAL PAINT (per carousel)                                 -    [ ]      $300.00            -
103                          INVERTED DRIVE (per drive)                                   -    [ ]      $453.60            -
104                          REMOTE MOUNTED PANEL (25 ft cable)                           -    [ ]      $215.47            -
105                          RAISED LOWER GUIDE TRACK (per carousel)                      -             $163.80            -
106                          RAISED LOWER GUIDE TRACK (per bin)                           -               $5.00            -
107                          BIN MARKERS (per bin)                                        -    [ ]        $2.00            -
108                          SHELF MARKER STRIPS (per ft per shelf)                       -    [ ]        $1.00            -
109                          SHELF MARKER LABELS (per shelf)                              -    [ ]        $0.30            -
110                          SHELF REINFORCEMENT BARS (per shelf)                         -    [ ]        $7.38            -
111                          DUAL BIN APPLICATION - DUAL BINS                             -               $0.00            -
112                          DUAL BIN APPLICATION - SPECIAL BIN DEPTH (per inch per bin)  -               $5.12            -
113                          PULL CORD SAFETY STOP (per carousel)                         -    [ ]      $163.80            -
114                          PULL CORD SAFETY STOP (per bin)                              -    [ ]        $5.47            -
115 UPGRADES                 CCS 4                                                        -    [ ]    $2,082.78            -
116 FOR                      CCS 4 PEDESTAL                                               -    [ ]      $257.00            -
117 CAROUSEL 2               DUAL BIN APPLICATION - SPECIAL SHELF DEPTH                   -               $0.40            -
                             (shelfs x inches over standard)
118                          EXTRACTOR SHELVES (enter shelf qty)                          -               $3.50            -
119                          EXTRACTOR APPLICATION (HD Chain per bin)                     -              $40.83            -
120                          FORWARD TILT SHELVES WITH FRONT LIP                          -    [ ]        $0.40            -
121                                                                                       -               $0.00            -
122                          HAND JOG SWITCH (per carousel)                               -    [ ]      $234.00            -
123                          HAND JOG SWITCH PEDESTAL                                     -    [ ]      $153.00            -
124                          FRONT/REAR LOCKOUT CONTROLS                                  -    [ ]    $1,541.00            -
125                          VERTICAL PHOTO EYES (2 included)                             -    [ ]      $489.05            -
126                          EMITTER RECEIVER PHOTO EYES (upgrade)                        -    [ ]      $500.00            -
127                          HORIZONTAL PHOTO EYES (2 included)                           -    [ ]      $436.57            -
128                          SAFETY MAT                                                   -    [ ]      $362.50            -
129                          EMERGENCY STOP (remote mounted - non lift)                   -    [ ]      $205.00            -
130                          EMERGENCY STOP (LTS/HSB mounted)                             -    [ ]      $165.00            -
131                          SEISMIC CONSTRUCTION (per bin)                               -    [ ]       $32.50            -
132                          440 VAC UPGRADE                                              -    [ ]        $0.00            -
133                          STANDARD BIN REMOVAL                                         -               $0.00            -
134                          SPECIALTY BIN                                                -               $0.00            -
135
====================================================================================================================================
136                          TOTAL CAROUSEL LIST OPTIONS                                                                      $0
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
      A        B        C        D        E        F        G        H        I        J        K        L        M        N       O
------------------------------------------------------------------------------------------------------------------------------------
139 DIAMOND PHOENIX                                              SHEET B          CAROUSEL 3 PRICING                     3 OF 5
140
===================================================================================
141 MODEL NO.                                                                                       LBS/BIN [   0]
142
143            0        0        0        0        0.00     0        0      #N/A             SERVICE FACTOR [   0]
===================================================================================
144                                                                                         1       1.25     1.5  TYPE "X" TO SELECT
                                                                                            ========================================
145 CAROUSEL 3               LENGTH                #N/A              #N/A METERS            -        -        -          X
146                          WIDTH                 #N/A              #N/A METERS            -        -        -
147                          HEIGHT                #N/A              #N/A METERS            -        -        -
                                                                                            ========================================
148
====================================================================================================================================
149                                                                     SUMMARY:       -            $0.00                  $0.00
====================================================================================================================================
150                                                                                      QTY        LIST PRICE        EXTENDED
151
152                          FRAME                                                         1           #N/A             #N/A
153                          CHAIN                                                         0           #N/A             #N/A
154          BASE            BINS                                                          0           #N/A             #N/A
155          PRICE           SHELVES                                                       0           #N/A             #N/A
156                          DRIVE                                                         1           #N/A             #N/A
157
====================================================================================================================================
158                          TOTAL BASE LIST PRICE                                                                            $0
====================================================================================================================================
159
====================================================================================================================================
160                          ITEMS                                                       QTY    CHECK  LIST PRICE     EXTENDED
161                                                                                            OPTIONS
162                          SOLID BIN BACKS (per sq ft)                                  -    [ ]        $1.38            -
163                          1500 LBS BINS (per bin)                                      -              $27.30            -
164                          2000 LBS BINS (per bin)                                      -              $40.83            -
165                          2000 LBS BINS (per carousel)                                 -             $750.00            -
166                          TRACK LUBRICATORS (per carousel)                             -    [ ]    $1,040.65            -
167                          SPECIAL PAINT (per bin)                                      -    [ ]       $10.92            -
168                          SPECIAL PAINT (per carousel)                                 -    [ ]      $300.00            -
169                          INVERTED DRIVE (per drive)                                   -    [ ]      $453.60            -
170                          REMOTE MOUNTED PANEL (25 ft cable)                           -    [ ]      $215.47            -
171                          RAISED LOWER GUIDE TRACK (per carousel)                      -             $163.80            -
172                          RAISED LOWER GUIDE TRACK (per bin)                           -               $5.00            -
173                          BIN MARKERS (per bin)                                        -    [ ]        $2.00            -
174                          SHELF MARKER STRIPS (per ft per shelf)                       -    [ ]        $1.00            -
175                          SHELF MARKER LABELS (per shelf)                              -    [ ]        $0.30            -
176                          SHELF REINFORCEMENT BARS (per shelf)                         -    [ ]        $7.38            -
177                          DUAL BINS                                                    -                 -              -
178                          SPECIAL BIN DEPTH (per inch per bin)                         -               $5.12            -
179                          PULL CORD SAFETY STOP (per carousel)                         -    [ ]      $163.80            -
180                          PULL CORD SAFETY STOP (per bin)                              -    [ ]        $5.47            -
181 UPGRADES                 CCS 4                                                        -    [ ]    $2,082.78            -
182 FOR                      CCS 4 PEDESTAL                                               -    [ ]      $257.00            -
183 CAROUSEL 3               SPECIAL SHELF DEPTH (shelfs x inches over standard)          -               $0.40            -
184                          EXTRACTOR SHELVES (enter shelf qty)                          -               $3.50            -
185                          EXTRACTOR APPLICATION (HD Chain per bin)                     -              $40.83            -
186                          FORWARD TILT SHELVES WITH FRONT LIP                          -    [ ]        $0.40            -
187                                                                                       -                 -              -
188                          HAND JOG SWITCH (per carousel)                               -    [ ]      $234.00            -
189                          HAND JOG SWITCH PEDESTAL                                     -    [ ]      $153.00            -
190                          FRONT/REAR LOCKOUT CONTROLS                                  -    [ ]    $1,541.00            -
191                          VERTICAL PHOTO EYES (2 included)                             -    [ ]      $489.05            -
192                          EMITTER RECEIVER PHOTO EYES (upgrade)                        -    [ ]      $500.00            -
193                          HORIZONTAL PHOTO EYES (2 included)                           -    [ ]      $436.57            -
194                          SAFETY MAT                                                   -    [ ]      $362.50            -
195                          EMERGENCY STOP (remote mounted - non lift)                   -    [ ]      $205.00            -
196                          EMERGENCY STOP (LTS/HSB mounted)                             -    [ ]      $165.00            -
197                          SEISMIC CONSTRUCTION (per bin)                               -    [ ]       $32.50            -
198                          440 VAC UPGRADE                                              -    [ ]          -              -
199                          STANDARD BIN REMOVAL                                         -                 -              -
200                          SPECIALTY BIN                                                -                 -              -
201
====================================================================================================================================
202                          TOTAL CAROUSEL LIST OPTIONS                                                                      $0
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
      A        B        C        D        E        F        G        H        I        J        K        L        M        N       O
------------------------------------------------------------------------------------------------------------------------------------
205 DIAMOND PHOENIX                                              SHEET B          CAROUSEL 4 PRICING                     4 OF 5
206
===================================================================================
207 MODEL NO.                                                                                       LBS/BIN [   0]
208
209            0        0        0        0        0.00     0        0      #N/A             SERVICE FACTOR [   0]
===================================================================================
210                                                                                         1       1.25     1.5  TYPE "X" TO SELECT
                                                                                            ========================================
211 CAROUSEL 4               LENGTH                #N/A              #N/A METERS            -        -        -          X
212                          WIDTH                 #N/A              #N/A METERS            -        -        -
213                          HEIGHT                #N/A              #N/A METERS            -        -        -
                                                                                            ========================================
214
====================================================================================================================================
215                                                                     SUMMARY:       -            $0.00                  $0.00
====================================================================================================================================
216                                                                                      QTY        LIST PRICE        EXTENDED
217
218                          FRAME                                                         1           #N/A             #N/A
219                          CHAIN                                                         0           #N/A             #N/A
220          BASE            BINS                                                          0           #N/A             #N/A
221          PRICE           SHELVES                                                       0           #N/A             #N/A
222                          DRIVE                                                         1           #N/A             #N/A
223
====================================================================================================================================
224                          TOTAL BASE LIST PRICE                                                                            $0
====================================================================================================================================
225
====================================================================================================================================
226                          ITEMS                                                       QTY    CHECK  LIST PRICE     EXTENDED
227                                                                                            OPTIONS
228                          SOLID BIN BACKS (per sq ft)                                  -    [ ]        $1.38            -
229                          1500 LBS BINS (per bin)                                      -              $27.30            -
230                          2000 LBS BINS (per bin)                                      -              $40.83            -
231                          2000 LBS BINS (per carousel)                                 -             $750.00            -
232                          TRACK LUBRICATORS (per carousel)                             -    [ ]    $1,040.65            -
233                          SPECIAL PAINT (per bin)                                      -    [ ]       $10.92            -
234                          SPECIAL PAINT (per carousel)                                 -    [ ]      $300.00            -
235                          INVERTED DRIVE (per drive)                                   -    [ ]      $453.60            -
236                          REMOTE MOUNTED PANEL (25 ft cable)                           -    [ ]      $215.47            -
237                          RAISED LOWER GUIDE TRACK (per carousel)                      -             $163.80            -
238                          RAISED LOWER GUIDE TRACK (per bin)                           -               $5.00            -
239                          BIN MARKERS (per bin)                                        -    [ ]        $2.00            -
240                          SHELF MARKER STRIPS (per ft per shelf)                       -    [ ]        $1.00            -
241                          SHELF MARKER LABELS (per shelf)                              -    [ ]        $0.30            -
242                          SHELF REINFORCEMENT BARS (per shelf)                         -    [ ]        $7.38            -
243                          DUAL BINS                                                    -               $0.00            -
244                          SPECIAL BIN DEPTH (per inch per bin)                         -               $5.12            -
245                          PULL CORD SAFETY STOP (per carousel)                         -    [ ]      $163.80            -
246                          PULL CORD SAFETY STOP (per bin)                              -    [ ]        $5.47            -
247 UPGRADES                 CCS 4                                                        -    [ ]    $2,082.78            -
248 FOR                      CCS 4 PEDESTAL                                               -    [ ]      $257.00            -
249 CAROUSEL 4               SPECIAL SHELF DEPTH (shelfs x inches over standard)          -               $0.40            -
250                          EXTRACTOR SHELVES (enter shelf qty)                          -               $3.50            -
251                          EXTRACTOR APPLICATION (HD Chain per bin)                     -              $40.83            -
252                          FORWARD TILT SHELVES WITH FRONT LIP                          -    [ ]        $0.40            -
253                                                                                       -               $0.00            -
254                          HAND JOG SWITCH (per carousel)                               -    [ ]      $234.00            -
255                          HAND JOG SWITCH PEDESTAL                                     -    [ ]      $153.00            -
256                          FRONT/REAR LOCKOUT CONTROLS                                  -    [ ]    $1,541.00            -
257                          VERTICAL PHOTO EYES (2 included)                             -    [ ]      $489.05            -
258                          EMITTER RECEIVER PHOTO EYES (upgrade)                        -    [ ]      $500.00            -
259                          HORIZONTAL PHOTO EYES (2 included)                           -    [ ]      $436.57            -
260                          SAFETY MAT                                                   -    [ ]      $362.50            -
261                          EMERGENCY STOP (remote mounted - non lift)                   -    [ ]      $205.00            -
262                          EMERGENCY STOP (LTS/HSB mounted)                             -    [ ]      $165.00            -
263                          SEISMIC CONSTRUCTION (per bin)                               -    [ ]       $32.50            -
264                          440 VAC UPGRADE                                              -    [ ]        $0.00            -
265                          STANDARD BIN REMOVAL                                         -               $0.00            -
266                          SPECIALTY BIN                                                -               $0.00            -
267
====================================================================================================================================
268                          TOTAL CAROUSEL LIST OPTIONS                                                                   $0.00
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
      A    |   B    |   C    |   D    |   E    |   F    |   G   |    H   |    I   |    J   |    K   |    L   |    M   |    N   |   O
------------------------------------------------------------------------------------------------------------------------------------
271 DIAMOND PHOENIX                                              SHEET B          CAROUSEL SPECIALS/OPTIONS              5 OF 5
272 SPECIAL CAROUSEL ITEMS (FOR ALL CAROUSELS)
====================================================================================================================================
273                          SPECIAL CAROUSEL ITEMS                                     QTY          LIST PRICE        EXTENDED
274
275            1    Bin side jig (for extractor applications)                             -          $1,500.00            -
276            2    Bin shelf jig (for extractor applications)                            -          $1,000.00            -
277            3                                                                                         $0.00            -
278            4                                                                                         $0.00            -
279            5                                                                                         $0.00            -
280            6                                                                                         $0.00            -
281            7                                                                                         $0.00            -
282            8                                                                                         $0.00            -
283            9                                                                                         $0.00            -
284            10                                                                                        $0.00            -
285            11                                                                                        $0.00            -
286            12                                                                                        $0.00            -
287            13                                                                                        $0.00            -
288            14                                                                                        $0.00            -
289            15                                                                                        $0.00            -
290            16                                                                                        $0.00            -
291            17                                                                                        $0.00            -
292            18                                                                                        $0.00            -
293            19                                                                                        $0.00            -
294            20
====================================================================================================================================
295                          TOTAL SPECIAL CAROUSEL ITEMS                                                               $0.00
====================================================================================================================================
296
297 CAROUSEL OPTIONS (FOR ALL CAROUSELS)
====================================================================================================================================
298                          CAROUSEL OPTIONS                                           QTY          LIST PRICE        EXTENDED
299
300            1    SOLID BIN BACKS (per sq ft)                                           -              $1.38            -
301            2    TRACK LUBRICATORS (per carousel)                                      -          $1,040.65            -
302            3    SPECIAL PAINT (per bin)                                               -             $10.92            -
303            4    SPECIAL PAINT (per carousel)                                          -            $300.00            -
304            5    INVERTED DRIVE (per drive)                                            -            $453.60            -
305            5    REMOTE MOUNTED PANEL (25 ft cable)                                    -            $215.47            -
306            6    BIN MARKERS (per bin)                                                 -              $0.00            -
307            7    SHELF MARKER STRIPS (per ft per shelf)                                -              $1.00            -
308            8    SHELF MARKER LABELS (per shelf)                                       -              $0.30            -
309            9    SHELF REINFORCEMENT BARS (per shelf)                                  -              $7.38            -
310            10   PULL CORD SAFETY STOP (per carousel)                                  -            $163.80            -
311            11   PULL CORD SAFETY STOP (per bin)                                       -              $5.47            -
312            12   CCS 4                                                                 -          $2,082.78            -
313            13   CCS 4 PEDESTAL                                                        -            $257.00            -
314            14   FORWARD TILT SHELVES WITH FRONT LIP                                   -              $0.40            -
315            15                                                                         -              $0.00            -
316            16   HAND JOG SWITCH (per carousel)                                        -            $234.00            -
317            17   HAND JOG SWITCH PEDESTAL                                              -            $153.00            -
318            18   FRONT/REAR LOCKOUT CONTROLS                                           -          $1,541.00            -
319            19   VERTICAL PHOTO EYES (2 included)                                      -            $489.05            -
320            20   EMITTER RECEIVER PHOTO EYE (upgrade)                                  -            $500.00            -
321            21   HORIZONTAL PHOTO EYES (2 included)                                    -            $436.57            -
322            22   SAFETY MAT                                                            -            $362.50            -
323            23   EMERGENCY STOP (remote mounted)                                       -            $204.12            -
324            24   EMERGENCY STOP (light tree mounted)                                   -            $164.43            -
325            25   SEISMIC CONSTRUCTION (per bin)                                        -             $32.50            -
326            26   440 VAC UPGRADE                                                       -              $0.00            -
327            27                                                                         -              $0.00            -
328            28                                                                         -              $0.00            -
329            29                                                                         -              $0.00            -
330
====================================================================================================================================
331                                                                                                                     $0.00
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
      A        B        C        D        E        F        G        H        I        J        K        L        M        N       O
------------------------------------------------------------------------------------------------------------------------------------
1   DIAMOND PHOENIX                                              SHEET B          CAROUSEL 1 PRICING                     1 OF 5
2
3                                      CUSTOMER: Diamond Phoenix                  SALESMAN: Ima Seller
4   MAINE                          Dist/Consult: Capable distributor              DATE:     4-Sep-98
5   RELEASE 3.1                         ADDRESS: Anytown                          FILENAME: 0000
6                                                                                 LOCATION: G:\Sales\
7                                  PROJECT NAME: ABC                              REVISION:
====================================================================================================================================
8
===================================================================================-------------------------------------------------
9   MODEL NO.                                                                                       LBS/BIN [    ] Wrong Weight
10
11             0        0        0        0        0        0        0      #N/A             SERVICE FACTOR [    ]
===================================================================================
12                                                                                          1       1.25     1.5  TYPE "X" TO SELECT
                                                                                            ========================================
13  CAROUSEL 1               LENGTH                #N/A              #N/A METERS            -        -        -          X
14                           WIDTH                 #N/A              #N/A METERS            -        -        -
15                           HEIGHT                #N/A              #N/A METERS            -        -        -
                                                                                            ========================================
16
====================================================================================================================================
17                                                                      SUMMARY:       -            $0.00                  $0.00
====================================================================================================================================
18                                                                                       QTY        LIST PRICE        EXTENDED
19
20                           FRAME                                                         1           #N/A             #N/A
21                           CHAIN                                                         0           #N/A             #N/A
22           BASE            BINS                                                          0           #N/A             #N/A
23           PRICE           SHELVES                                                       0           #N/A             #N/A
24                           DRIVE                                                         1           #N/A             #N/A
25
====================================================================================================================================
26                           TOTAL BASE LIST PRICE                                                                            $0
====================================================================================================================================
27
====================================================================================================================================
28                           ITEMS                                                       QTY    CHECK  LIST PRICE     EXTENDED
29                                                                                             OPTIONS
30                           SOLID BIN BACKS (per sq ft)                                  -    [ ]        $1.38            -
31                           1500 LBS BINS (per bin)                                      -              $27.30            -
32                           2000 LBS BINS (per bin)                                      -              $40.83            -
33                           2000 LBS BINS (per carousel)                                 -             $750.00            -
34                           TRACK LUBRICATORS (per carousel)                             -    [ ]    $1,040.65            -
35                           SPECIAL PAINT (per bin)                                      -    [ ]       $10.92            -
36                           SPECIAL PAINT (per carousel)                                 -    [ ]      $300.00            -
37                           INVERTED DRIVE (per drive)                                   -    [ ]      $453.60            -
38                           REMOTE MOUNTED PANEL (25 ft cable)                           -    [ ]      $215.47            -
39                           RAISED LOWER GUIDE TRACK (per carousel)                      -             $163.80            -
40                           RAISED LOWER GUIDE TRACK (per bin)                           -               $5.00            -
41                           BIN MARKERS (per bin)                                        -    [ ]        $2.00            -
42                           SHELF MARKER STRIPS (per ft per shelf)                       -    [ ]        $1.00            -
43                           SHELF MARKER LABELS (per shelf)                              -    [ ]        $0.30            -
44                           SHELF REINFORCEMENT BARS (per shelf)                         -    [ ]        $7.38            -
45                           DUAL BINS                                                    -               $0.00            -
46                           SPECIAL BIN DEPTH (per inch per bin)                         -               $5.12            -
47                           PULL CORD SAFETY STOP (per carousel)                         -    [ ]      $163.80            -
48                           PULL CORD SAFETY STOP (per bin)                              -    [ ]        $5.47            -
49  UPGRADES                 CCS 4                                                        -    [ ]    $2,082.78            -
50  FOR                      CCS 4 PEDESTAL                                               -    [ ]      $257.00            -
51  CAROUSEL 1               SPECIAL SHELF DEPTH (shelfs x inches over standard)          -               $0.40            -
52                           EXTRACTOR SHELVES (enter shelf qty)                          -               $3.50            -
53                           EXTRACTOR APPLICATION (HD Chain per bin)                     -              $40.83            -
54                           FORWARD TILT SHELVES WITH FRONT LIP                          -    [ ]        $0.40            -
55                                                                                        -               $0.00            -
56                           HAND JOG SWITCH (per carousel)                               -    [ ]      $234.00            -
57                           HAND JOG SWITCH PEDESTAL                                     -    [ ]      $153.00            -
58                           FRONT/REAR LOCKOUT CONTROLS                                  -    [ ]    $1,541.00            -
59                           VERTICAL PHOTO EYES (2 included)                             -    [ ]      $489.05            -
60                           EMITTER RECEIVER PHOTO EYES (upgrade)                        -    [ ]      $500.00            -
61                           HORIZONTAL PHOTO EYES (2 included)                           -    [ ]      $436.57            -
62                           SAFETY MAT                                                   -    [ ]      $362.50            -
63                           EMERGENCY STOP (remote mounted - non lift)                   -    [ ]      $205.00            -
64                           EMERGENCY STOP (LTS/HSB mounted)                             -    [ ]      $165.00            -
65                           SEISMIC CONSTRUCTION (per bin)                               -    [ ]       $32.50            -
66                           440 VAC UPGRADE                                              -    [ ]        $0.00            -
67                           STANDARD BIN REMOVAL                                         -               $0.00            -
68                           SPECIALTY BIN                                                -               $0.00            -
69
====================================================================================================================================
70                           TOTAL CAROUSEL LIST OPTIONS                                                                      $0
====================================================================================================================================

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--------------------------------------------------------------------------------
                                  DO NOT COPY             PRICING PROGRAM MANUAL

CAROUSELS
SHEET B
SUMMARY SHEET LOCATION: ROWS 11 - 15

The carousel price sheet has options to price 4 separate carousels. Each of these transfers automatically to the summary under carousels 1 through 4. Each carousel option has a base price section and an upgrades section. The base price and the total upgrade price are totaled at the bottom for each carousel. This list price total is what is transferred to the summary sheet. The following instructions apply to each of the four carousels in sheet B.

BASE PRICE SECTION
--------------------------------------------------------------------------------

CELL I11 - Automatically calculates the drive selection based on entries made for horsepower calculations.

          CELL VALUE          DESCRIPTION
          ------------------------------------------------------------
          S1.0                single 1 hp
          D1.0                dual 1 hp
          S1.5                single 1.5 hp
          D1.5                dual 1.5 hp
          SU1.5               single 1.5 hp with upgraded 2 hp reducer
          DU1.5               dual 1.5 hp with upgraded 2 hp reducer
          S2.0                single 2 hp
          D2.0                dual 2 hp
          SU2.0               single 2 hp with upgraded 3 hp reducer
          DU2.0               dual 2 hp with upgraded 3 hp reducer
          S3.0                single 3 hp
          D3.0                dual 3 hp
          T3.0                dual 3 hp high torque drive configurations

DRIVE SELECTION AND LOAD CALCULATIONS

CELL M9 -  Enter the average weight of the load in each carousel bin. This is the weight of the customer product (not the weight of the bin itself). If you enter a load over the bin capacity the program will prompt you with a message of "wrong weight".

CELL M11 - Enter the service factor for the system application. Choosing the right service factor will increase the life of the carousel drives and reduce the risk of failure in the field. There are three different service factors you can choose:

SERVICE FACTOR:     APPLICATION:
--------------------------------------------------------------------------------

  1.00 Light carousel use similar to our own stock room carousel running up to 3 hours per day.
--------------------------------------------------------------------------------
  1.25 Moderate carousel use similar to distribution center, carousels running 3 to 10 hours per day.
--------------------------------------------------------------------------------

  1.50 Heavy carousel use such as when used with extractors, carousels running more than 10 hours per day with frequent starts and stops.
--------------------------------------------------------------------------------

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                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]
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(C)DIAMOND PHOENIX CORP       COMPANY CONFIDENTIAL
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                                  DO NOT COPY             PRICING PROGRAM MANUAL


DRIVE SELECTION

A list of possible drives is shown in the drive selection box on rows 13 - 15. The drive selection box is organized by service factor. Possible drives that can be chosen are listed under the corresponding service factor entered in cell M11. There may be multiple drive combinations that meet the requirements. The selection box is highlighted in blue on the right side of the drive selection box. Place an "X" in the corresponding row that matches the drive you want. This drive will then be automatically placed in cell I11 of the carousel model number on row 11.

This drive selection replaces the previous manual calculations. There is no longer a need to look up bin and shelf weights and to include drive calculation sheets with orders. They are now done as part of the carousel pricing.

BASE PRICE TOTAL

After all the variables are entered in row 11 the total base price cost will be calculated in the base price box directly under the model number box. Frames, chain, bin, shelves, and drives are calculated on rows 20-24, the total base price cost is shown in cell N26.

DIMENSIONS (CELLS F13 - F15)

Carousel dimensions are automatically calculated in cells F13 through F15. This shows standard lengths, widths, and heights. These dimensions are based on standard shelf depths. If you are using special shelf depths than add length and width accordingly.

European dimensions are now calculated in cells H13 through H15 (in terms of meters).

                                       14

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]



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(C)DIAMOND PHOENIX CORP        COMPANY CONFIDENTIAL
-------------------------------------------------------------------------------
                                  DO NOT COPY            PRICING PROGRAM MANUAL


OPTIONS SECTION
--------------------------------------------------------------------------------
The options section calculates the price for the carousel options based on the choice and quantity of options required. The list prices and totals are located in columns L and N. Quantities are entered in column J which is highlighted in blue. The following is a description of each option:

CELL J30 - Enter the total square feet of solid bin backs required. (length x width x quantity of bins).

CELL J31 - Automatically enters the quantity of 1500 pound bins if required.

CELL J32 - Automatically enters the quantity of 2000 pound bins if required.

CELL J33 - Automatically enters the quantity of carousels if 2000 pound bins are used (typically one).

CELL J34 - Enter the quantity of track lubricators required per carousel. These are required on all extractor systems, 1500 or 2000 lbs bins, or carousels with dual 3HP drives.

CELL J35 - Enter the quantity of bins if special paint is required.

CELL J36 - Enter the quantity of carousels if special paint is required
           (typically a value of one).

CELL J37 - Enter the quantity of inverted drives required on a per drive basis.

CELL J38 - Enter the quantity of remote panels required (typically a value of one). Remote panels are required for carousels used with extractors.

CELL J39 - Enter the quantity of carousels that require a raised lower guide track (typically a value of one).

CELL J40 - If the carousel requires a raised lower guide track, enter the quantity of bins.

CELL J41 - Enter the quantity of bin markers required.

CELL J42 - Enter the quantity of shelf marker strips required.

CELL J43 - Enter the quantity of shelf marker labels required.

CELL J44 - Enter the quantity of shelf reinforcement bars required.

CELL J45 - Enter the quantity of dual bins required.

CELL J46 - Enter the quantity of additional bin depth required in inches. Bins are priced in standard dimensions of 12, 18, or 22 inches deep (cell
           I12). Non standard bin depths are priced by adding the additional depth in inches to the nearest lower standard depth.

CELL J47 - Enter the quantity of carousels requiring a pull cord safety stop.

CELL J48 - Enter the quantity of bins on the carousel requiring a pull cord safety stop.

CELL J49 - Enter the quantity of CCS 4 controllers required. CCS 4 controllers are not required for extractor systems.

CELL J50 - Enter the quantity of pedestals required for the CCS 4 controllers.

CELL J51 - Enter the quantity of additional inches over a standard shelf if you require a special shelf depth. Extractor systems require that the shelf depth be equal to the deepest box or tote to be stored.

CELL J52 - Enter the quantity of shelves if it is for an extractor application.


                                       15

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]
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(C)DIAMOND PHOENIX CORP        COMPANY CONFIDENTIAL
-------------------------------------------------------------------------------
                                  DO NOT COPY            PRICING PROGRAM MANUAL


CELL J53 - Enter the quantity of bins if it is an extractor application.

CELL J54 - Enter the quantity of forward tilted shelves with front lip (put system shelves).

CELL J56 - Enter the quantity of hand jog switches required.

CELL J57 - Enter the quantity of pedestals required for hand jog switches.

CELL J58 - Enter the quantity of carousels that require front/rear lockout controls.

CELL J59 - Enter the quantity of vertical photo eye sets required per carousel
           (a set includes 2 photo eyes).

CELL J60 - Enter the quantity of upgrades needed for emitter/receiver vertical photo eye sets.

CELL J61 - Enter the quantity of horizontal photo eye sets required per carousel
           (a set includes 2 photo eyes and reflectors).

CELL J62 - Enter the quantity of safety mats required per carousel.

CELL J63 - Enter the quantity of remote mounted emergency stops required.

CELL J64 - Enter the quantity of light tree mounted emergency stops required.

CELL J65 - Enter the quantity of bins on the carousel if seismic construction is required.

CELL J66 - Enter the quantity of 1 if the carousel requires an upgrade to 440V power.

CELL J67 - Automatically removes the standard bin price if a new custom bin price is entered in cell J68.

CELL L68 - Enter the price for the custom bins (per bin).

VOLTAGE NOTE: If the carousel is to be used with a high-speed extractor, then it must be specified with 440V. If it is a low speed application 230V is acceptable.

The list price of all the chosen options is totaled in cell N70.


TOTALS SECTION
--------------------------------------------------------------------------------

The summary box calculates the total price for the carousel on row 17. The total carousel list price and carousel quantity are shown in cells J17 and I17 respectively. Multipliers must then be entered separately on the summary sheet. Summary sheet calculations determine the final price of the carousel. It is required that the carousel price sheets match up to the summary sheets for order entry.


                                       16

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

(C)DIAMOND PHOENIX CORP        COMPANY CONFIDENTIAL
-------------------------------------------------------------------------------
                                  DO NOT COPY            PRICING PROGRAM MANUAL

CAROUSEL SPECIALS SECTION (ROWS 272-295)
-------------------------------------------------------------------------------
The specials section allows you to enter special items for the carousels not found in the standard price list. Descriptions are entered in column C, quantities are entered in column J, and unit prices are entered in column L. These prices are totaled in cell N295. The contents of cell N295 are automatically transferred to the carousel specials line on the summary sheet A. Twenty rows are provided for possible carousel options.

CAROUSEL OPTIONS SECTION (ROWS 297-331)
-------------------------------------------------------------------------------
The options section allows you to enter optional items for the carousels. Descriptions are entered in column C, quantities are entered in column J, and unit prices are entered in column L. A list of standard options with unit prices is provided to make it easy. There are additional rows provided at the bottom for non standard entries. The options are totaled at the bottom of this box in cell N331. Each option entered is transferred to the carousel options section on the summary sheet A. Because this is a list of options, no total is shown on the summary sheet.

                                        17
                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

------------------------------------------------------------------------------------------------------------------------------------
          A                 B             C          D        E           F        G        H        I        J        K        L
------------------------------------------------------------------------------------------------------------------------------------
1  DIAMOND PHOENIX       SHEET C      EXTRACTOR 1 PRICING              1 OF 3
2  ----------------------------------------------------------------------------
3                        CUSTOMER:  Diamond Phoenix       SALESMAN:  Ima Seller
4  Maine             Dist/Consult:  Capable distributor   DATE:      04-Sep-98
5  Release 3.1            ADDRESS:  Anytown               FILENAME:  0000
6                                                         LOCATION:  G:\Sales\
7                    PROJECT NAME:  ABC                   REVISION:
-------------------------------------------------------------------------------
8
                                    -------------------------------------------
9  EXTRACTOR 1                      SUMMARY:         --           $0         $0
                                    -------------------------------------------
10
-------------------------------------------------------------------------------

11                   ITEMS                          QTY   LIST PRICE   EXTENDED
12
13 MAST STRUCTURE BASE PRICE (per extractor)         --      $16,500         --
14 MAST STRUCTURE PRICE PER FOOT (per extractor)     --      $   250         --
15 OVERHEIGHT MAST HANDLING (per extractor over 40') --      $ 2,000         --
16 MAST SPLICE OPTION (per extractor)                --      $   578         --
17 CARRIAGE ASSEMBLY (single side clamp)             --      $ 8,100         --   clamp style with conveyors over/under carousels
18
19 CARRIAGE ASSEMBLY (pass through clamp)            --      $18,250         --   clamp style with conveyors behind the carousels
20
21 CARRIAGE ASSEMBLY (pass through gripper)          --          N/A         --   consult factory for this price
22                                                                                  (not available 1/9/96)
23 EXTRACTOR BRACING (per carousel)                  --      $   450         --   bracing from top of EACH carousel
24
25 REAR PERSONNEL GUARDING (per extractor)           --      $   450         --   floor level guard at rear of mast
26
27 SIDE PERSONNEL GUARDING (per extractor)           --      $ 1,035         --   floor level guard at each side of mast
28
29 CAROUSEL COMPONENTS (per carousel)                --      $ 2,780         --   (2) bin alignment photo eyes
30                                                                                (8) absolute bin position photo eyes
31                                                                                (3) tote protrusion photo eyes
32 BIN ALIGNMENT/POSITIONING BRACKETS (per bin)      --      $    24         --
33 CONVEYOR COMPONENTS (per conveyor interface)      --      $   833         --
34 CONTROLS ENCLOSURE (per stack)                    --      $23,657         --   (Enclosure w/disconnect, I/E motor controllers
35                                                                                 & PLC)
36 INSTALLATION AID KIT (per extractor)              --      $   507         --   installation template, lifting bracket
37
38 ENCODER ASSEMBLY (per stack)                      --      $ 1,951         --   (encoder, HS enc. card, analog card cable)
39
40 ENCODERS (per carousel)                           --      $   222         --
41
42 DEDUCT FOR SLOWER VERTICAL DRIVE                  --      $(6,169)        --   deduct KBA 90, smaller cabinet & I/E E-trac (220v)
43
44 DEDUCT FOR SLOWER VERTICAL DRIVE                  --      $(3,700)        --   deduct KBA 90, smaller cabinet & I/E E-trac (440v)
45
46 DEDUCT FOR BASIC MODULE                           --      $  (556)        --   if using Data Highway "DCM" module
47
48 OPTION FOR CABINET HEATER                         --      $   220         --   if application is for a "cooler" environment
49
50 INTERIOR MAINTENANCE CAROUSEL LADDERS             --      $ 1,810         --   including top catwalk (priced per stack)
51
52 OVERSIZE CARRIAGE                                 --      $ 4,160         --   required for containers bigger than 24" x 24"
53
54 OVERSIZE BASE/TOP SECTION                         --      $ 1,250         --   required for containers bigger than 24" x 24"
55
56 UNBALANCED LOAD                                   --      $ 2,750         --   this occurs in low headroom applications
57
-------------------------------------------------------------------------------
58              TOTAL LIST PRICE                                             $0
-------------------------------------------------------------------------------

            A                 B             C          D           E           F           G          H         I         K        L
63   DIAMOND PHOENIX     SHEET C       EXTRACTOR 2            PRICING     2 OF 3

64

65                       CUSTOMER:     Diamond Phoenix        SALESMAN:   Ima Seller

66   Maine               Dist/Consult: Capable distributor    DATE:       04-Sep-98

67   Release 3.1         ADDRESS:      Anytown                FILENAME:   0000

68                                                            LOCATION:   G.\Sales\

69                       PROJECT NAME: ABC                    REVISION:

70

71   EXTRACTOR 2                       SUMMARY:                       $0         $0

72

73                      ITEMS                              QTY.       LIST PRICE    EXTENDED
74

75   MAST STRUCTURE BASE PRICE (per extractor)              --          $18,500          --

76   MAST STRUCTURE PRICE PER FOOT (per extractor)          --             $250          --

77   OVERHEIGHT MAST HANDLING (per extractor over 40')      --           $2,000          --

78   MAST SPLICE OPTION (per extractor)                     --             $578          --

79   CARRIAGE ASSEMBLY (single side clamp)                  --           $8,100          --     clamp style with conveyors
                                                                                                over/under carousels
80

81   CARRIAGE ASSEMBLY (pass through clamp)                 --          $18,250          --     clamp style with conveyors behind
                                                                                                the carousels
82

83   CARRIAGE ASSEMBLY (pass through gripper)               --              N/A          --     consult factory for this price

84                                                                                              (not available 1/9/96)

85   EXTRACTOR BRACING (per carousel)                       --             $450          --      bracing from top of EACH carousel

86

87   REAR PERSONNEL GUARDING (per extractor)                --             $450          --      floor level guard at rear of mast

88

89   SIDE PERSONNEL GUARDING (per extractor)                --           $1,035          --      floor level guard at each side
                                                                                                 of mast
90

91   CAROUSEL COMPONENTS (per carousel)                     --           $2,780          --      (2) bin alignment photo eyes

92                                                                                               (6) absolute bin position photo
                                                                                                     eyes
93                                                                                               (3) tote protrusion photo eyes

94

95   BIN ALIGNMENT/POSITIONING BRACKETS (per bin)           --              $24          --

96   CONVEYOR COMPONENTS (per conveyor interface)           --             $833          --

97   CONTROLS ENCLOSURE (per stack)                         --          $23,657          --       (Enclosure w/disconnect, IE
                                                                                                  motor controllers & PLC)
98

99   INSTALLATION AID KIT (per extractor)                   --             $507          --       installation template, lifting
                                                                                                  bracket
100

101  ENCODER ASSEMBLY (per stack)                           --           $1,951          --       (encoder, MS enc, card, analog
                                                                                                  card, cable)
102

103  ENCODERS (per carousel)                                --             $222          --

104

105  DEDUCT FOR SLOWER VERTICAL DRIVE                       --          ($5,169)         --       deduct KBA 90, smaller cabinet &
                                                                                                  VE E-trac (220v)
106

107  DEDUCT FOR SLOWER VERTICAL DRIVE                       --          ($3,700)         --       deduct KBA 90, smaller cabinet &
                                                                                                  VE E-trac (440v)
108

109  DEDUCT FOR BASIC MODULE                                --            ($556)         --       if using Data Highway "DCM" module

110

111  OPTION FOR CABINET HEATER                              --             $220          --       if application is for a "cooler"
                                                                                                  environment
112

113  INTERIOR MAINTENANCE CAROUSEL LADDERS                  --           $1,810          --       including top catwalk (priced per
                                                                                                  stack)
114

115  OVERSIZE CARRIAGE                                      --            4,160          --       required for containers bigger
                                                                                                  than 24'' x 24''
116

117  OVERSIZE BASE/TOP SECTION                              --            1,250          --       required for containers bigger
                                                                                                  than 24'' x 24''
118

119  UNBALANCED LOAD                                        --            2,750          --       this occurs in the Preproom
                                                                                                  applications
120

121                  TOTAL LIST PRICE                                                    30

----------------------------------------------------------------------------------------------
                A                   B              C          D          E               F
----------------------------------------------------------------------------------------------
125     DIAMOND PHOENIX          SHEET C        EXTRACTOR SPECIALS/OPTIONS             3 OF 3
----------------------------------------------------------------------------------------------
126
----------------------------------------------------------------------------------------------
127     SPECIAL EXTRACTOR ITEMS (FOR ALL EXTRACTORS)
----------------------------------------------------------------------------------------------
128                          ITEMS                           QTY      LIST PRICE      EXTENDED
129                                                           -          $0.00            -
130                                                           -          $0.00            -
131                                                           -          $0.00            -
132                                                           -          $0.00            -
133                                                           -          $0.00            -
134                                                           -          $0.00            -
135                                                           -          $0.00            -
136                                                           -          $0.00            -
137                                                           -          $0.00            -
138                                                           -          $0.00            -
139                                                           -          $0.00            -
140                                                           -          $0.00            -
141                                                           -          $0.00            -
142                                                           -          $0.00            -
143                                                           -          $0.00            -
144                                                           -          $0.00            -
145                                                           -          $0.00            -
146                                                           -          $0.00            -
147                                                           -          $0.00            -
148                                                           -          $0.00            -
149                                                           -          $0.00            -
150                                                           -          $0.00            -
151                                                           -          $0.00            -
152                                                           -          $0.00            -
153                                                           -          $0.00            -
----------------------------------------------------------------------------------------------
154     TOTAL SPECIAL EXTRACTOR ITEMS                                                     $0
----------------------------------------------------------------------------------------------
155
156     EXTRACTOR OPTIONS (FOR ALL EXTRACTORS)
----------------------------------------------------------------------------------------------
157                          ITEMS                           QTY      LIST PRICE      EXTENDED
158                                                           -          $0.00            -
159     0                                                     -          $0.00            -
160     0                                                     -          $0.00            -
161     0                                                     -          $0.00            -
162     0                                                     -          $0.00            -
163     0                                                     -          $0.00            -
164     0                                                     -          $0.00            -
165     0                                                     -          $0.00            -
166     0                                                     -          $0.00            -
167     0                                                     -          $0.00            -
168                                                           -          $0.00            -
----------------------------------------------------------------------------------------------
169     TOTAL EXTRACTOR OPTIONS                                                           $0
----------------------------------------------------------------------------------------------

(C)DIAMOND PHOENIX CORP       COMPANY CONFIDENTIAL
________________________________________________________________________________
                                   DO NOT COPY            PRICING PROGRAM MANUAL
EXTRACTORS
SHEET C
SUMMARY SHEET LOCATION:

     EXTRACTOR 1:   ROW 16
     EXTRACTOR 2:   ROW 17
     SPECIAL ITEMS  ROW 18


The extractor price sheet has options for 2 separate extractors. Each of these transfers automatically to the summary sheet under extractors 1 and 2. The extractor price is created in an options section and a summary section. Extractors are priced by entering values into the quantity column in the options section:

All carousel/extractor system pricing must be reviewed by the factory. A written description of operation, layout requirements and clearance dimensions must be submitted to the factory.

CELL D13 - Enter the quantity for the base price of the extractor. This is always a value of 1.

CELL D14 - Enter the total height (in feet) of the extractor. The total height of the extractor must be at least 24" taller than the top carousel shelf. This is very critical and must be checked.

CELL D15 - If the extractor is over 40' tall, enter a value of 1. This is to cover increased manufacturing and handling time and difficulties in the factory, packing and shipping, and testing.

CELL D16 - In difficult sites the extractor mast can be shipped in sections and spliced together at the site. If this option is required enter a value of 1.

CELL D17 - Enter a value of 1 if the carriage is to be a single side clamp style. This means the carton is placed onto conveyors, which are over or under the carousels in the same orientation as the bin. (same style as the factory demo extractor).

CELL D19 - Enter a value of 1 if the carriage is to be a pass through side clamp style. This means the carton is placed onto conveyors, which are behind the carousels.

CELL D21 - Enter a value of 1 if the carriage is to be a pass through gripper style. This means the carriage uses a gripper style clamp and requires Lewis style totes with lips. Conveyors are mounted behind the carousels. This carriage style only works with totes. Consult the factory if you have this requirement.

CELL D23 - Enter the number of carousels to be braced to the extractors (qty of carousels per stack).

CELL D25 - Enter a value of 1 if rear personnel guarding is required. This is an expanded metal or Plexiglas guard mounted onto the masts at the rear of the extractor. Typically used when conveyors are mounted overhead and not on the floor.

CELL D27 - Enter a value of 1 if side personnel guarding is required. This is an expanded metal or Plexiglas guard mounted between the masts and the carousel at the side of the extractor. Typically used with most extractor applications.

CELL D29 - Enter the quantity of carousels the extractor will interface with.
           Each entry in this cell represents:

                - 2 bin alignment photo eyes
                - 8 absolute bin position photo eyes
                - 3 tote protrusion photo eyes


                                       18

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]
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-------------------------------------------------------------------------------
                                  DO NOT COPY            PRICING PROGRAM MANUAL

CELL D32 - Enter the total quantity of carousel bins that the extractor will interface with. Each bin requires a bracket with individually punched holes to be mounted to the back. These brackets are required for bin alignment and absolute bin positioning.

CELL D33 - Enter the quantity of conveyor interfaces for the extractor. Consult the conveyor/extractor interface specification for details. (this is typically a quantity of 2)

CELL D34 - Enter the quantity of control panels for the extractor. This is always one per extractor. This price includes NEMA 12 enclosure, all extractor motor controllers, PLC, and all other panel related components. This cell must be entered when quoting an extractor. This price is for a single or double tier only. You must consult the factory for triple tier applications.

CELL D36 - Enter the quantity of installation aid kits for the extractor. This price includes the installation template and special lifting bracket required for lifting the extractor. The lifting bracket is a large custom-made assembly which bolts to the masts. One installation aid kit is required per extractor site. (they can be reused)

CELL D38 - Encoder assembly for each extractor/carousel stack. This price includes the extractor encoders, computer cards, cable, and related components.

CELL D40 - Enter the quantity of encoders for the carousels. One encoder is required for each carousel.

CELL D42 - If an extractor with a slower vertical speed is chosen at 230V then enter a value of 1 for a deduct. This option reduces the vertical speed of the extractor from 500 FPM to 120 FPM. This option deducts from the value entered in cell F36. This deduct is for a smaller enclosure, smaller drive motors, smaller E-trac and other reduced components.

CELL D44 - If an extractor with a slower vertical speed is chosen at 230V then enter a value of 1.

CELL D46 - If we are using a standard AB Data Highway module then enter a value of 1 for a deduct of the basic module supplied in the original controls enclosure (F36).

CELL D48 - If the extractor and controls cabinet are to be placed in a "cooler"
           environment exposed to near freezing temperatures, then a cabinet heater is required.

CELL D50 - In double stacked carousel systems interior maintenance ladders are required to be able to get to the drive components of the carousels and extractor. Enter a value of 1 per carousel/extractor stack.

CELL D52 - If containers to be used are larger than 24" long by 24" wide than a value of 1 must be entered here to cover increased bed costs and engineering.





                                       19
                              COMPANY CONFIDENTIAL


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-------------------------------------------------------------------------------
                                  DO NOT COPY            PRICING PROGRAM MANUAL

CELL D54 -- If containers to be used are larger than 24" long by 24" wide than a value of 1 must be entered here to cover increased base and top assembly costs and engineering.

CELL D56 -- If there is a "low headroom" condition then a value of 1 must be entered. This means there is less than 24" available over the top shelf of the carousel. This means increased horsepower is required to make up for lost counterweights (unbalanced load).

TOTALS SECTION
-------------------------------------------------------------------------------

The summary box calculates the total price for the extractor on row 9. The total extractor list price is shown in cell E9. Row 9 also shows the extractor extend price and quantity. The list price is transferred to the summary sheet. Multipliers must then be entered separately on the summary sheet. Summary sheet calculations determine the final price of the extractor. If is required that the extractor price sheets match up to the summary sheets for order entry.

EXTRACTOR SPECIALS SECTION (ROWS 127 - 154)
-------------------------------------------------------------------------------

The specials section allows you to enter special items for the extractors not found in the standard price list. Descriptions are entered in column A, quantities are entered in column D, and unit prices are entered in column E. These prices are totaled in cell F154. The contents of cell F154 are automatically transferred to the extractor specials line on the summary sheet A. Sixteen rows are provided for possible extractor options.

EXTRACTOR OPTIONS SECTION (ROWS 156 - 169)
-------------------------------------------------------------------------------

The options section allows you to enter optional items for the extractors. Descriptions are entered in column A, quantities are entered in column D, and unit prices are entered in column E. The options are totaled at the bottom of this box in cell F169. Each option entered is transferred to the extractor options section on the summary sheet A. Because this is a list of options, no total is shown on the summary sheet.

GENERAL EXTRACTOR NOTES

CONTAINERS
-------------------------------------------------------------------------------

1. No extractor system can be quoted without factory approval of the container to be used. This is for our protection and most importantly for the customer. If the container is non standard or not familiar it should be shipped to the factory for checkout. They will be required for a factory test. All other extractor pricing is put at risk without factory approval of the container.

2. Unless Diamond Phoenix supplies the tote, we are not responsible for the structural integrity, conveyability, or durability of the tote or carton.

3. If there are to be multiple box sizes in the same system then a complete list of sizes and box samples must be approved by the factory.


                                       20
                              COMPANY CONFIDENTIAL

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--------------------------------------------------------------------------------
                                  DO NOT COPY             PRICING PROGRAM MANUAL
DIMENSIONAL NOTES
--------------------------------------------------------------------------------

1. There are a few items which can seriously affect the design and construction and height of the maxtractor mast structure. The following information is necessary. Maxtractor construction may change to non standard based on these items. This will effect Maxtractor and system pricing.

          - Container size
          - Load weight
          - Top shelf location
          - Shelf spacing
          - Ceiling clearances and joist locations

2. Recommended clearances are listed below. Tighter clearances are possible in some situations but you must consult the factory if tighter clearances are required.

          - Clearance on either side of tote/carton to bin side       1"
          - Clearance over the top of the tote/carton                 2 1/2"
          - Top shelf to top of extractor mast                        60"

3. The extractor requires a minimum distance of 60" above the top shelf of the carousel. This is in effect the space left in the mast for counterweights. If counterweights are cut down then drive horsepower must be increased to compensate. Special counterweights may be required for extractor heights which are closer to the top shelf than 60". Consult the factory if this situation arises.

4. Any extractors handling containers larger than 24" x 24" will require extensive engineering and additional material at the base, in the beds and grippers, and at the vertical drives. As we complete more systems there will be more standard sizes that do not require add on charges.

BIN AND SHELF NOTES
--------------------------------------------------------------------------------

1. For side gripper applications cantilever shelves must be used. Remember the following notes when specifying shelves.

          - Shelf length must be equal to the longest container
          - Consult the factory for multiple length boxes
          - Specify shelf guides for all projects (in carousel pricing)
          - Specify shelf jigs if non standard shelf sizes are needed. (special carousel pricing)
          - Specify bin jigs if non standard bin heights or wire spacing is needed (special carousel pricing)
          - Always specify 225 lb capacity shelves when using them with extractors (due to cantilever)

of the carousel price sheet. Call the factory to check on standard bin side dimensions. You need 1 of Carousel bin sides must be 2/3 the depth of the shelves for an extractor system. If this dimension is non standard then the cost of bin and shelf jigs must be added to the carousel price. See the specials section each if they are required.

          - Shelf jig:        $1000
          - Bin side jig:     $1500

1. If extra tall bins are required (over 145") then significant additional charges must be added. These include factory handling, assembly, engineering, site installation, and special stiffener charges. Bins of this type must be constructed as two different bins and spliced together.


                                       21

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-------------------------------------------------------------------------------
                                  DO NOT COPY            PRICING PROGRAM MANUAL

SCANNER NOTES
-----------------------------------------------------------------------------

1. Diamond Phoenix supplies the inbound scanner at the inbound conveyor into each carousel stack. A setup photo eye is included in the price. We supply an Accusort multi line raster type scanner that is designed to read a fixed bar code. Remember the following items:

     - If we do not supply the scanner you must consult the factory. There will be a serious integration fee if this situation comes up.

     - Bar code labels must be located at a fixed location on the tote. The alternative of omni directional scanners are extremely expensive.

QUOTATION NOTES
-----------------------------------------------------------------------------

1. A meeting is required with the conveyor vendor at the kickoff to discuss positioning, scanning, releasing, and other issues of the conveyor interface.

2. You must include the standard Diamond Phoenix extractor/conveyor interface and controls interface documents with any extractor systems. This is necessary to define responsibilities.

3. The option for interior carousel maintenance ladders is needed during installation to reach to carousel drives and absolutely necessary to reach the top of the maxtractor. Use your judgement on how to sell this option but make the customer aware of the need for it.

4. Unless Diamond Phoenix supplies a turnkey carousel system, it is our policy to supply only T&M support labor for PLC integration and installation, software integration, engineering, or other services. It is highly discouraged for anyone to buy an extractor or carousel stack as a "hardware only" sale. This can only result in a poorly installed site and an unhappy customer.

5. We use an Allen Bradley PLC. Any change in the PLC manufacturer or related components will have a significant cost impact.

6. The factory is not usually able to evaluate difficult site conditions. It is the salesman's responsibility to know these conditions and to take them into account when pricing an installation. Typical concerns are:

     - Clear Access to the location with no obstructions
     - Sloped floors (very common with high speed sprinkler systems)
     - Single stack seismic requirements
     - Building attachment restrictions
     - Equipment rentals


                                       22

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]
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LAYOUT NOTES
-----------------------------------------------------------------------------
1. The minimum conveyor height for pass through bed applications is 16" off the floor.

2. If multiple height totes or cartons are used in the same system then photo eyes must be provided on the inbound conveyor to determine carton size. The different height locations must be assigned by carousel band only at this time.

3. Provisions musts be made for a no read conveyor spur at the extractor. This can be a simple piece of gravity conveyor but it is critically necessary for basic system functionality and should always be provided. If there is a no read on a tote or carton then extractor can place it on the spur where it can be dealt with efficiently and locally at the extractor.

4. Extractor panels should not be moved more than 15' away from the extractor (on the floor). There should be no physical obstructions between the extractor and the panel. The panel should be in a direct line of sight with the extractor. These guidelines are highly recommended. Any deviation from these requirements absolutely must be checked with the factory for special pricing and recommendation. Electrical noise on the signal lines is a serious problem if the control cables from the panels to the extractor are over 50 feet long.

5. If the extractor is to be installed on the side of the carousel (side access) then you must consult the factory for bin size and chain sizing to insure adequate clearance between the box and the next bin side and for additional materials required to prevent bin movement.



                                       23

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

-----------------------------------------------------------------------------------------------------------------------------------
               A                       B             C                 D             E             F                  G
-----------------------------------------------------------------------------------------------------------------------------------
 1   DIAMOND PHOENIX                            SHEET D LIGHT TREE     /    SORT BAR PRICING                        1 OF 2
-----------------------------------------------------------------------------------------------------------------------------------
 2
===================================================================================================================================
 3                                 CUSTOMER:    Diamond Phoenix                   SALESMAN:    Ima Seller
 4   MAINE                   Dist / Consult:    Capable distributor               DATE:        04-Sep-98
 5   RELEASE 3.1                    ADDRESS:    Anytown                           FILENAME:    0000
 6                                                                                LOCATION:    G:\Sales\
 7                             PROJECT NAME:    ABC                               REVISION:
===================================================================================================================================
 8
=============================================================================================================
 9   LIGHT TREE 1                                    SUMMARY:              -         $0.00         $0.00
=============================================================================================================
10   ITEMS                                             QTY           CHECK        LIST PRICE       EXTENDED
11                                                                  OPTIONS
12   BASE PRICE                                         -                           $1,158            -
13   HEIGHT IN FEET                                     -                              $45            -
14   8 DIGIT DISPLAYS                                   -                             $310            -
15   12 DIGIT DISPLAYS                                  -             [ ]             $410            -
16   2ND POWER SUPPLY (if more than 24 display)         -                             $335            -
17   REMOTE TASK COMPLETE BUTTONS                       -             [ ]             $145            -
18   EMERGENCY STOP BUTTONS                             -             [ ]             $165            -
19   BI DIRECTIONAL SWITCH                              -                             $150            -
=============================================================================================================
20
=============================================================================================================
21   LIGHT TREE 2                                    SUMMARY:              -         $0.00         $0.00
=============================================================================================================
22   ITEMS                                             QTY           CHECK        LIST PRICE       EXTENDED
23                                                                  OPTIONS
24   BASE PRICE                                         -                           $1,158            -
25   HEIGHT IN FEET                                     -                              $45            -
26   8 DIGIT DISPLAYS                                   -                             $310            -
27   12 DIGIT DISPLAYS                                  -             [ ]             $410            -
28   2ND POWER SUPPLY (if more than 24 display)         -                             $335            -
29   REMOTE TASK COMPLETE BUTTONS                       -             [ ]             $145            -
30   EMERGENCY STOP BUTTONS                             -             [ ]             $165            -
31   BI DIRECTIONAL SWITCH                              -                             $150            -
=============================================================================================================
32
=============================================================================================================
33   SORT BAR 1                                      SUMMARY:              -         $0.00         $0.00
=============================================================================================================
34   ITEMS                                             QTY           CHECK        LIST PRICE       EXTENDED
35                                                                  OPTIONS
36   BASE PRICE                                         -                           $1,140            -
37   LENGTH IN FEET                                     -                              $45            -
38   8 DIGIT DISPLAYS                                   -                             $310            -
39   12 DIGIT DISPLAYS                                  -             [ ]             $410            -
40   REMOTE TASK COMPLETE BUTTONS                       -             [ ]             $145            -
=============================================================================================================
41
=============================================================================================================
42   SORT BAR 2                                      SUMMARY:              -         $0.00         $0.00
=============================================================================================================
43   ITEMS                                             QTY           CHECK        LIST PRICE       EXTENDED
44                                                                  OPTIONS
45   BASE PRICE                                         -                           $1,140            -
46   LENGTH IN FEET                                     -                              $45            -
47   8 DIGIT DISPLAYS                                   -                             $310            -
48   12 DIGIT DISPLAYS                                  -             [ ]             $410            -
49   REMOTE TASK COMPLETE BUTTONS                       -             [ ]             $145            -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               A                       B             C                 D             E             F                  G
-----------------------------------------------------------------------------------------------------------------------------------
52   DIAMOND PHOENIX                            SHEET D             KEY TREE PRICING                                2 OF 2
-----------------------------------------------------------------------------------------------------------------------------------
53
===================================================================================================================================
54                                 CUSTOMER:    Diamond Phoenix                   SALESMAN:    Ima Seller
55   Maine                   Dist / Consult:    Capable distributor               DATE:        04-Sep-98
56   Release 3.1                    ADDRESS:    Anytown                           FILENAME:    0000
57                                                                                LOCATION:    G:\Sales\
58                             PROJECT NAME:    ABC                               REVISION:
===================================================================================================================================
59
=============================================================================================================
60   KEY TREE 1                                      SUMMARY:          -             $0.00         $0.00
=============================================================================================================
61   ITEMS                                             QTY           CHECK        LIST PRICE       EXTENDED
62                                                                  OPTIONS
63   BASE PRICE                                         -                           $2,240            -
64   HEIGHT IN FEET                                     -                              $45            -
65   DISPLAYS                                           -                             $720            -
66   EMERGENCY STOP BUTTONS                             -             [ ]             $145            -
=============================================================================================================
67
=============================================================================================================
68   KEY TREE 2                                      SUMMARY:          -             $0.00         $0.00
=============================================================================================================
69   ITEMS                                             QTY           CHECK        LIST PRICE       EXTENDED
70                                                                  OPTIONS
71   BASE PRICE                                         -                           $2,240            -
72   HEIGHT IN FEET                                     -                              $45            -
73   DISPLAYS                                           -                             $840            -
74   EMERGENCY STOP BUTTONS                             -             [ ]             $145            -
=============================================================================================================
75
76   SPECIAL LIGHT TREE & SORTBAR ITEMS (FOR ALL LTS & SLB)
=============================================================================================================
77   ITEMS                                                            QTY         LIST PRICE       EXTENDED
78
79   0                                                                 -                $0            -
80   0                                                                 -                $0            -
81   0                                                                 -                $0            -
82   0                                                                 -                $0            -
83   0                                                                 -                $0            -
84   0                                                                 -                $0            -
85   0                                                                 -                $0            -
=============================================================================================================
86   TOTAL LIGHT TREE & SORTBAR SPECIALS                                                           $0.00
=============================================================================================================
87
88   LIGHT TREE OPTIONS
=============================================================================================================
89   ITEMS                                                            QTY         LIST PRICE       EXTENDED
90
91   12 DIGIT DISPLAYS                                                 -              $410            -
92   REMOTE TASK COMPLETE BUTTONS                                      -              $145            -
93   EMERGENCY STOP BUTTONS                                            -              $195            -
94   0                                                                 -                $0            -
95   0                                                                 -                $0            -
96
=============================================================================================================
97   TOTAL LIGHT TREE OPTIONS                                                                      $0.00
=============================================================================================================
98
99   KEY TREE OPTIONS
=============================================================================================================
100  ITEMS                                                            QTY         LIST PRICE       EXTENDED
101
102  EMERGENCY STOP BUTTONS                                            -              $195            -
103  0                                                                 -                $0            -
104  0                                                                 -                $0            -
105  0                                                                 -                $0            -
106
=============================================================================================================
107  TOTAL KEY TREE OPTIONS                                                                        $0.00
=============================================================================================================
108
109  SORT BAR OPTIONS
=============================================================================================================
110  ITEMS                                                            QTY         LIST PRICE       EXTENDED
111
112  12 DIGIT DISPLAYS                                                 -              $410            -
113  REMOTE TASK COMPLETE BUTTONS                                      -              $145            -
114  0                                                                 -                $0            -
115  0                                                                 -                $0            -
116
=============================================================================================================
117  TOTAL SORT BAR OPTIONS                                                                        $0.00
===================================================================================================================================

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                                  DO NOT COPY             PRICING PROGRAM MANUAL

LIGHT TREES/SORT BARS
SHEET D
SUMMARY SHEET LOCATION:
     LIGHT TREES:   ROWS 19 - 20
     KEY TREES:     ROWS 21 - 22
     SORT BARS:     ROWS 23 - 24
     SPECIALS:      ROW  25

Light trees, key trees, and sort bars are all priced on sheet D. Each model is listed separately and contains similar options. List price totals are transferred to the summary sheet with the entered quantities from the Cover sheet. The following instructions apply to LTS-6 and KTS-5 light trees, key trees and sort bars.

LIGHT TREE:    MODEL LTS6 (6 AND 12 DIGIT DISPLAYS)
SORT BAR:      MODEL SLB6 (8 AND 12 DIGIT DISPLAYS)
KEY TREE:      MODEL KTS5
--------------------------------------------------------------------------------
CELL C12 - Enter the quantity of base prices for each light tree. Each light tree requires a quantity of 1 for the base price. This number should always have a quantity of 1.

CELL C13 - Enter the height of the light tree in feet. Light trees are approximately 2 feet taller than the bins they will be next to. Values for this cell should be entered in increments of 1 foot.

CELL C14 - Enter the quantity of 8 digit displays for the light tree. A maximum of 24 displays can be placed on one power supply. The minimum spacing for displays is 3 inches.

CELL C15 - Enter the quantity of 12 digit displays for the light tree. This can be used if you are using 8 and 12 digit displays on the same tree.

CELL C16 - If the quantity of displays is over 24 for a single light tree than an additional power supply is required. If another power supply is needed, enter a value of 1 for this cell.

CELL C17 - Enter the quantity of remote task complete buttons required for the light tree. Standard light trees are not supplied with any task complete buttons.

CELL C18 - Enter the quantity of emergency stop buttons required for the light tree. Light trees are not supplied with standard emergency stop buttons, they are an option.

CELL C19 - Enter the quantity of bi-directional switches for the light tree.
           Light trees are not supplied with standard bi-directional switches. They are specified as an option.

SUMMARY SECTION
--------------------------------------------------------------------------------

The Summary box calculates the total price for the light tree on row 9. The total light tree list price and quantity are shown in cell D9 and F9 respectively. The list price is transferred to the summary sheet. Multipliers must then be entered separately on the summary sheet. Summary sheet calculations determine the final price of the light tree. It is required that the light tree price sheets match up to the summary sheets for order entry.

The summary sheet allows entries for 2 different light trees and 2 different sort bars in the same system.

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                              COMPANY CONFIDENTIAL

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LIGHT TREE/SORT BAR SPECIALS SECTION (ROWS 76 - 86)
--------------------------------------------------------------------------------

The specials section allows you to enter special items for the light trees not found in the standard price list. Descriptions are entered in column A, quantities are entered in column D, and unit prices are entered in column E. These prices are totaled in cell F86. The contents of cell F86 are automatically transferred to the light tree specials line on the summary sheet
A. 7 rows are provided for possible light tree specials.

OPTIONS SECTION (ROWS 88 - 117)
--------------------------------------------------------------------------------

The options section allows you to enter optional items for the light trees, sort bars, and key trees. Descriptions are entered in column A, quantities are entered in column D, and unit prices are entered in column E. The options are totaled at the bottom of each box. Each option entered is transferred to the corresponding options section on the summary sheet A. Because this is a list of options, no total is shown on the summary sheet.


                                       25

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

                A                  B                 C           D           E          F         G
-------------------------------------------------------------------------------------------------------------
1     DIAMOND PHOENIX       SHEET E        WORKSTATION 1 PRICING                                1 OF 3
2
-------------------------------------------------------------------------------------------------------------
3                                   CUSTOMER:    Diamond Phoenix      SALESMAN: Ima Seller
4     Maine                     Dist/Consult:    Capable distributor      DATE: 04-Sep-98
5     Release 3.1                    ADDRESS:    Anytown                  FILE: 0000
6                                                                     LOCATION: G:\Sales\
7                               PROJECT NAME:    ABC                  REVISION:
-----------------------------------------------------------------------------------------------------
8
-------------------------------------------------------------------------------------------------------------
9                    WORKSTATION 1 SUMMARY          QTY     CHECK        LIST PRICE           EXTENDED
10                                                         OPTIONS
-------------------------------------------------------------------------------------------------------------
11                   SHELVES                           --
12                   SHELF WIREWAY                     --
13                   CORNER SHELVES                    --
14                   LEGS                              --
15                   TOTE STOPS                        --
16                   TASK LIGHTING (per shelf)         --
17
18                   KEYBOARD DRAWER                   --      [ ]           $145.00
19                   UTILITY DRAWERS                   --      [ ]           $325.00
20                   FLOATING MONITOR ARM              --      [ ]           $125.00
21                   SCANNER MOUNTING BRACKET          --      [ ]            $70.00
22                   ANTI FATIGUE MATTING (per sq ft)  --      [ ]            $10.00
23                   GROUND STRAPS                     --      [ ]           $150.00
24                   SPECIAL POWER REQUIREMENTS                                $0.00
-------------------------------------------------------------------------------------------------------------
25                   TOTAL WORKSTATION LIST PRICE (EACH)                    SUBTOTAL                     $0
-------------------------------------------------------------------------------------------------------------
26
-------------------------------------------------------------------------------------------------------------
27                   ITEMS                          QTY     LENGTH     WIDTH       LIST PRICE          EXTEND
28
29                   BATCH                           --         72       24           $453.69             --
30                   BATCH                           --         84       30           $472.05             --
31   SHELVES         BATCH                           --         72       30           $462.87             --
32                   TOP                             --         72       18           $444.52             --
33                   SIDE                            --         48       24           $438.40             --
34
-------------------------------------------------------------------------------------------------------------
35
-------------------------------------------------------------------------------------------------------------
36                   ITEMS                          QTY     LENGTH     OUTLETS     LIST PRICE          EXTEND
37
38                   TOP                             --         72        4           $211.98             --
39   WIREWAY         CORNER                          --         96        5           $270.98             --
40                   SIDE                            --         96        5           $270.98             --
41
-------------------------------------------------------------------------------------------------------------
42
-------------------------------------------------------------------------------------------------------------
43                   ITEMS                          QTY     LENGTH     WIDTH       LIST PRICE          EXTEND
44
45   CORNERS         CORNER SHELF                    --         24       30           $169.32             --
46                   CORNER SHELF                    --         24       24           $169.32             --
47
-------------------------------------------------------------------------------------------------------------
48
-------------------------------------------------------------------------------------------------------------
49                   ITEMS                          QTY     LENGTH                 LIST PRICE          EXTEND
50
51                   LEG                             --         60                     $80.49             --
52   LEGS            LEG                             --         30                     $66.74             --
53                   LEG                             --         30                     $66.74             --
54
-------------------------------------------------------------------------------------------------------------
55
-------------------------------------------------------------------------------------------------------------
56                   ITEMS                          QTY     LENGTH                 LIST PRICE          EXTEND
57
58   TOTE STOP       TOTE STOP                       --         60                     $33.07             --
59                   TOTE STOP                       --         72                     $34.89             --
60
-------------------------------------------------------------------------------------------------------------
61
-------------------------------------------------------------------------------------------------------------
62                   ITEMS                          QTY                            LIST PRICE          EXTEND
63
64                   24" SHELF                       --                                $90.00             --
65                   36" SHELF                       --                                $90.00             --
66   TASK LIGHTING   48" SHELF                       --                               $140.00             --
67                   60" SHELF                       --                               $175.00             --
68                   72" SHELF                       --                               $175.00             --
69
-------------------------------------------------------------------------------------------------------------

                A                  B                 C           D           E          F         G
-------------------------------------------------------------------------------------------------------------
 71   DIAMOND PHOENIX       SHEET E        WORKSTATION 2 PRICING                                2 OF 3
 72
-------------------------------------------------------------------------------------------------------------
 73                                 CUSTOMER:    Diamond Phoenix      SALESMAN: Ima Seller
 74   Maine                     Dist/Consult:    Capable distributor      DATE: 04-Sep-98
 75   Release 3.1                    ADDRESS:    Anytown                  FILE: 0000
 76                                                                   LOCATION: G:\Sales\
 77                             PROJECT NAME:    ABC                  REVISION:
-----------------------------------------------------------------------------------------------------
 78
-------------------------------------------------------------------------------------------------------------
 79                  WORKSTATION 2 SUMMARY          QTY     CHECK        LIST PRICE           EXTENDED
 80                                                        OPTIONS
-------------------------------------------------------------------------------------------------------------
 81                  SHELVES                           --
 82                  SHELF WIREWAY                     --
 83                  CORNER SHELVES                    --
 84                  LEGS                              --
 85                  TOTE STOPS                        --
 86                  TASK LIGHTING (per shelf)         --
 87
 88                  KEYBOARD DRAWER                   --      [ ]           $145.00
 89                  UTILITY DRAWERS                   --      [ ]           $325.00
 90                  FLOATING MONITOR ARM              --      [ ]           $125.00
 91                  SCANNER MOUNTING BRACKET          --      [ ]            $70.00
 92                  ANTI FATIGUE MATTING (per sq ft)  --      [ ]            $10.00
 93                  GROUND STRAPS                     --      [ ]           $150.00
 94                  SPECIAL POWER REQUIREMENTS                                $0.00
-------------------------------------------------------------------------------------------------------------
 95                  TOTAL WORKSTATION LIST PRICE (EACH)                    SUBTOTAL                     $0
-------------------------------------------------------------------------------------------------------------
 96
-------------------------------------------------------------------------------------------------------------
 97                  ITEMS                          QTY     LENGTH     WIDTH       LIST PRICE        EXTENDED
 98
 99                  BATCH                           --         96       24           $468.99             --
100                  BATCH                           --         84       24           $461.34             --
101  SHELVES         BATCH                           --         96       24           $468.99             --
102                  TOP                             --         84       24           $461.34             --
103                  SIDE                            --         48       24           $438.40             --
104
-------------------------------------------------------------------------------------------------------------
105
-------------------------------------------------------------------------------------------------------------
106                  ITEMS                          QTY     LENGTH     OUTLETS     LIST PRICE        EXTENDED
107
108                  TOP                             --         84        5           $258.98             --
109  WIREWAY         CORNER                          --         96        5           $270.98             --
110                  SIDE                            --         96        5           $270.98             --
111
-------------------------------------------------------------------------------------------------------------
112
-------------------------------------------------------------------------------------------------------------
113                  ITEMS                          QTY     LENGTH     WIDTH       LIST PRICE        EXTENDED
114
115  CORNERS         CORNER SHELF                    --         24       24           $169.32             --
115                  CORNER SHELF                    --         24       24           $169.32             --
117
-------------------------------------------------------------------------------------------------------------
118
-------------------------------------------------------------------------------------------------------------
119                  ITEMS                          QTY     LENGTH                 LIST PRICE        EXTENDED
120
121                  LEG                             --         60                     $66.74             --
122  LEGS            LEG                             --         30                     $66.74             --
123                  LEG                             --         30                     $66.74             --
124
-------------------------------------------------------------------------------------------------------------
125
-------------------------------------------------------------------------------------------------------------
126                  ITEMS                          QTY     LENGTH                 LIST PRICE        EXTENDED
127
128  TOTE STOP       TOTE STOP                       --         84                     $36.71             --
129                  TOTE STOP                       --         72                     $34.89             --
130
-------------------------------------------------------------------------------------------------------------
131
-------------------------------------------------------------------------------------------------------------
132                  ITEMS                          QTY                            LIST PRICE        EXTENDED
133
134                  24" SHELF                       --                                $90.00             --
135                  36" SHELF                       --                                $90.00             --
136  TASK LIGHTING   48" SHELF                       --                               $140.00             --
137                  60" SHELF                       --                               $175.00             --
138                  72" SHELF                       --                               $175.00             --
139
-------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
      A                   B        C                         D            E              F           G
---------------------------------------------------------------------------------------------------------
142     DIAMOND PHOENIX          SHEET E        WORK STATION PRICING                              3 OF 3
---------------------------------------------------------------------------------------------------------
143     SPECIAL ITEMS (FOR ALL WORKSTATIONS)
---------------------------------------------------------------------------------------------------------
144                   CUSTOMER:  Diamond Phoenix                 SALESMAN: Ima Seller
145 MAINE         Dist/Consult:  Capable distributor             DATE:     04-Sep-98
146 RELEASE 3.1        ADDRESS:  Anytown                         FILENAME: 0000
147                                                              LOCATION: G:\Sales\
148               PROJECT NAME:  ABC                             REVISION:
---------------------------------------------------------------------------------------------------------
149
---------------------------------------------------------------------------------------------------------
150 SPECIAL WORKSTATION ITEMS                                QTY      LIST PRICE      EXTENDED
151
152 0                                                         -          $0.00            -
153 0                                                         -          $0.00            -
154 0                                                         -          $0.00            -
155 0                                                         -          $0.00            -
156 0                                                         -          $0.00            -
157 0                                                         -          $0.00            -
158 0                                                         -          $0.00            -
159 0                                                         -          $0.00            -
160 0                                                         -          $0.00            -
161 0                                                         -          $0.00            -
162 0                                                         -          $0.00            -
163 0                                                         -          $0.00            -
164 0                                                         -          $0.00            -
165 0                                                         -          $0.00            -
166 0                                                         -          $0.00            -
167 0                                                         -          $0.00            -
168
----------------------------------------------------------------------------------------------
169 TOTAL SPECIAL WORKSTATION ITEMS                                                      $0.00
----------------------------------------------------------------------------------------------
170
171 WORKSTATION OPTIONS
----------------------------------------------------------------------------------------------
172 ITEMS                                                    QTY      LIST PRICE      EXTENDED
173
174 KEYBOARD DRAWER                                           -          $145.00          -
175 UTILITY DRAWERS                                           -          $325.00          -
176 FLOATING MONITOR ARM                                      -          $125.00          -
177 SCANNER MOUNTING BRACKET                                  -           $70.00          -
178 ANTI FATIGUE MATTING (per sq. ft.)                        -           $10.00          -
179 GROUND STRAPS                                             -          $150.00          -
180 0                                                         -            $0.00          -
181 0                                                         -            $0.00          -
182 0                                                         -            $0.00          -
183 0                                                         -            $0.00          -
184 0                                                         -            $0.00          -
185 0                                                         -            $0.00          -
186
---------------------------------------------------------------------------------------------
187 TOTAL WORKSTATION OPTIONS                                                            $0.00
----------------------------------------------------------------------------------------------

(C)DIAMOND PHOENIX CORP      COMPANY CONFIDENTIAL
--------------------------------------------------------------------------------
                                  DO NOT COPY             PRICING PROGRAM MANUAL

WORKSTATIONS
SHEET E
SUMMARY SHEET LOCATION:

     Work station 1: Row 26
     Work station 2: Row 27
     Specials:       Row 28

Workstations are priced on sheet E. There are two identical sections allowing two separate workstation designs to be priced if required. List price totals are transferred to the summary sheet with the entered quantities from sheet E. The following instructions describe each possible cell entry that may be required.

WORKSTATION SUMMARY SECTION
--------------------------------------------------------------------------------

The totals for shelves, wireways, corner shelves, legs, and tote stops and task lights are automatically transferred to the Workstation Summary box. There is a list of options in this section which can be added to the basic workstation. These options have set prices and only require that quantities be added. Options are:

CELL D16 - Task lighting quantity (priced per shelf)

CELL D18 - Keyboard drawer quantity

CELL D19 - Utility drawers quantity

CELL D20 - Floating monitor arm quantity

CELL D21 - Scanner mounting bracket quantity

CELL D22 - Anti fatigue matting quantity (in square feet)

CELL D23 - Ground straps

CELL D24 - Special power requirements

The Summary box calculates the total price for the workstation on row 25. The total workstation list price shown in cell G25 is transferred to the summary sheet. Multipliers must then be entered separately on the summary sheet. Summary sheet calculations determine the final price of the workstation. It is required that the workstation price sheets match up to the summary sheets for order entry.

SHELVES
-------------------------------------------------------------------------------

All batch shelves, top shelves, and side shelves are priced in the SHELVES section. Variables to be entered include the quantity of each type of shelf, and the length and width of the shelf.

CELLS C29-31 - Enter the quantity for each size of batch shelf you need. CELLS D29-31 - Enter the length for each size of batch shelf you need. CELLS E29-31 - Enter the width for each size of batch shelf you need.

CELL C32 -     Enter the quantity for each size of top shelf you need.
CELLS D32-     Enter the length for each size of top shelf you need.
CELLS E32-     Enter the width for each size of top shelf you need.


                                       26

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

(C)DIAMOND PHOENIX CORP      COMPANY CONFIDENTIAL
-------------------------------------------------------------------------------
                                  DO NOT COPY            PRICING PROGRAM MANUAL

CELL C33 -- Enter the quantity for each size of side shelf you need. CELLS D33 -- Enter the length for each size of side shelf you need. CELLS E33 -- Enter the width for each size of side shelf you need.

Values for all shelf dimensions must be taken from the following tables. Numbers represent inches.

    ------------------------------------------------------
     LENGTHS   24   36   48   60   72   84   96
    ------------------------------------------------------

    ------------------------------------------------------
     WIDTHS    12   15   18   21   24   27   30   33   36
    ------------------------------------------------------

WIREWAY
-------------------------------------------------------------------------------

Wireways can be specified for any shelves. Wireways typically correspond to the lengths of the shelves to which they will be connected. Outlet quantities are set to match specific shelf lengths so the only variables for wireways are the lengths and quantities. Values for wireways are as follows:

CELLS C38-40 -- Enter the quantity for each wireway you need to match the specified shelves.
CELLS D38-40 -- Enter the length for each wireway you need to match the specified shelves.

Values for wireway lengths must be taken from the following tables. Numbers represent inches.

    ---------------------------------------------
     LENGTHS   24   36   48   60   72   84   96
    ---------------------------------------------

CORNER SHELVES
-------------------------------------------------------------------------------

Corner shelves are always square. Values for corner shelves are as follows:

CELLS C45-46 -- Enter the quantity for each corner shelf you need.
CELLS D45-46 -- Enter the length for each corner shelf you need. Length determines the width since all corner shelves are square.

Values for corner shelf lengths must be taken from the following tables. Numbers represent inches.

    ------------------------------------------------------
     LENGTHS   12   15   18   21   24   27   30   33   36
    ------------------------------------------------------



                                       27
                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

(C)DIAMOND PHOENIX CORP        COMPANY CONFIDENTIAL
-------------------------------------------------------------------------------
                                  DO NOT COPY            PRICING PROGRAM MANUAL


LEGS
-------------------------------------------------------------------------------
Legs are individually chosen to match specific height requirements for the workstation. Legs must be assigned heights and given quantities. Heights are the only variables. If special heights are required, choose the next highest leg height for pricing. Values for heights are as follows:

CELLS C51-53 - Enter the quantity for each size leg you need.

CELLS D51-53 - Enter the height for each leg you need.

Values for leg heights must be taken from the following tables. Numbers represent inches.

                    HEIGHTS   30   36   48   60   72   84


TOTE STOPS
-------------------------------------------------------------------------------
Tote stops are attached to the batch shelves to hold the totes in place and provide a space to place labels identifying to the sort location. Tote stops are typically the same length as the batch shelves. Values for heights are as follows:

CELLS C58-59 - Enter the quantity for each tote stop.

CELLS D58-59 - Enter the length for each tote stop.

Values for the lengths of the tote stops must be taken from the following tables. Numbers represent inches.

                    LENGTHS   24   36   48   60   72   84   96


TASK LIGHTING
-------------------------------------------------------------------------------
Task lighting is attached under the top shelves. Lights come in 3 lengths and are typically matched up to shelves that are slightly longer. Quantities are entered for each shelf.

CELLS C64-68 - Enter the quantity for each light that matches the chosen shelf length.

Workstation 2 works in the identical manner as workstation 1. Only the cell numbers change.



                                       28

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

(C)DIAMOND PHOENIX CORP        COMPANY CONFIDENTIAL
-------------------------------------------------------------------------------
                                  DO NOT COPY            PRICING PROGRAM MANUAL




WORKSTATION / SORT BAR SPECIALS SECTION (ROWS 150 - 169)
-------------------------------------------------------------------------------
The specials section allows you to enter special items for the workstations not found in the standard price list. Descriptions are entered in column A, quantities are entered in column D, and unit prices are entered in column E. These prices are totaled in cell F169. The contents of cell F169 are automatically transferred to the workstation specials line on the summary sheet
A. 16 rows are provided for possible workstation options.


OPTIONS SECTION (ROWS 171 - 187)
-------------------------------------------------------------------------------
The options section allows you to enter optional items for the workstations. Descriptions are entered in column A, quantities are entered in column D, and unit prices are entered in column E. The options are totaled at the bottom of each box. Each option entered is transferred to the corresponding options section on the summary sheet A. Because this is a list of options, no total is shown on the summary sheet.






                                       29

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

------------------------------------------------------------------------------------------------------------------------------------
      A     B   C      D             E               F           G           H            I                                 J
------------------------------------------------------------------------------------------------------------------------------------
1  DIAMOND PHOENIX       SHEET F      COMPUTER HARDWARE PRICING                          1 OF 4
2
------------------------------------------------------------------------------------------------------------------------------------
3                   CUSTOMER:  Diamond Phoenix                          SALESMAN:  Ima Seller
4  Maine        Dist/Consult:  Capable distributor                      DATE:      04-Sep-98
5  Release 3.1       ADDRESS:  Anytown                                  FILE:      0000
6                                                                       LOCATION:  G:\Sales\
7               PROJECT NAME:  ABC                                      REVISION:
------------------------------------------------------------------------------------------------------------------------------------
8
------------------------------------------------------------------------------------------------------------------------------------
9                     DESCRIPTION                                                  LIST PRICE
10
11                    COMPUTER HARDWARE                                               $   0
12    SUMMARY         SOFTWARE                                                        $   0
13                    FIRST YEAR SUPPORT AGREEMENT                                    $   0
14                    COMPUTER HARDWARE SPECIAL ITEMS                                 $   0
15                    SOFTWARE SPECIAL ITEMS                                          $   0
16
------------------------------------------------------------------------------------------------------------------------------------
17                    TOTAL PRICE                                                     $   0
------------------------------------------------------------------------------------------------------------------------------------
18
19                    COMPUTER HARDWARE                                                         SUBTOTAL                       $0
------------------------------------------------------------------------------------------------------------------------------------
20                                                                      CHECK                       EXTEND
21           ITEMS                                              QTY     OPTION     LIST PRICE       PRICE    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
22
23           COMPUTERS
24           Base Carousel Workstation Computer                  --                   $2,711          --
25
26           Supervisor Workstation Computer                     --       [ ]         $2,711          --
27
28           Server Workstation Computer
29               Standard                                        --                   $3,787          --
30               Midgrade                                        --                   $5,555          --
31               Premium                                         --                   $6,933          --
32
33           Non-Carousel Workstation Computer                   --                   $2,711          --
34
35           Communications Computer                             --       [ ]         $1,698          --
36                                                                       (Communications on server option)
37           Backup System
38               Hot Server                                      --       [ ]         $    0          --  Consult factory
39               Cold Server                                     --       [ ]             --          --
40               On Communications                               --       [ ]             --          --
41
42           RF Equipment                                        --                   $    0          --  Consult factory
43
44           NETWORK OPTIONS
45             Network Hubs
46               4 Port-100Mb/Second                             --                   $  377          --
47               8 Port-100Mb/Second                             --                   $  728          --
48               16 Port-100Mb/Second                            --                   $1,192          --
49             Novell 4.1                                        --                   $    0          --
50             Windows NT
51               -NT Server V4.0 License (Over 10 computers)     --                   $  852          --
52               -1 Client License/NT Server V4.0                --                   $   52          --
53               -NT Workstation V4.0 License (1-10 computers)   --                   $  938          --
54               -Interface Card Add/Station                     --                   $  150          --
55             Data Highway
56               PLC Data Highway Interface Cards                --                   $1,875          --  Intel Ether Express Pro 10
57               PLC Data Highway Modems                         --                   $1,500          --
58
59           CABLING OPTIONS
60           Base Price for all Cable Options                    --       [ ]         $  375          --
61           Standard unshielded twisted pair cat 5 cable
                          (1000 ft min)                          --       [ ]         $ 0.15          --
62           Ethernet ThinWire Cable, 10base2 (per foot)         --                   $ 0.94          --
63           D-kit (pod cabling & converter) specify 1 per pod   --                   $  500          --
64           Data Highway Cabling                                --                   $    0          --
65
66           WORKSTATION OPTIONS (System Add-Ons)
67           Serial Port Expander (4 Port)                       --                   $  575          --
68           Serial Port Expander (8 Port)                       --                   $  825          --
69
70           PRINTER OPTIONS
71           HP Laser Jet 4 (Report)                             --        [ ]        $1,536          --
72           Basic Laser Printer Alternative (Report)            --        [ ]        $1,000          --
73           Dot Matrix Printer (Multi-Part Forms)               --        [ ]        $  417          --
74
75           BAR CODE PRINTER OPTIONS
76           Fargo Prodigy Bar Code Printer                      --        [ ]        $3,368          --
77           Zebra Bar Code Printer (Est)                        --        [ ]        $3,584          --

-----------------------------------------------------------------------------------------------------------------------------------
           A     B    C     D                      E               F       G          H         I
-----------------------------------------------------------------------------------------------------------------------------------
78   DIAMOND PHOENIX                         SHEET F   COMPUTER HARDWARE/SOFTWARE PRICING                      2 OF 4
79
-----------------------------------------------------------------------------------------------------------------------------------
80                      CUSTOMER:    Diamond Phoenix                     SALESMAN:   Ima Seller
81  Maine           Dist/Consult:    Capable distributor                     DATE:   04-Sep-98
82  Release 3.1          ADDRESS:    Anytown                                 FILE:   0000
83                                                                       LOCATION:   G:\Sales\
84                  PROJECT NAME:    ABC                                 REVISION:
-----------------------------------------------------------------------------------------------------------------------------------
85                     COMPUTER HARDWARE
-----------------------------------------------------------------------------------------------------------------------------------
86                                                                    CHECK                  EXTENDED
87        ITEMS                                              QTY      OPTION    LIST PRICE     PRICE            COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
88        MISCELLANEOUS OPTIONS
89        Power conditioners (per pod)                        -                  $  2,833        -
90        Uninterruptable Power Supply, 600 VA (Server)       -                  $    360        -      Server only (10-20 min)
91        LS-3200-1300A Hand Held Laser Scanner               -        [ ]       $  2,834
92            Scanner, Cables
93        Wireless Hand Laser Scanner                         -        [ ]       $  3,119
94
95        Fixed Scanner (Accu Sort)                           -        [ ]       $  3,203
96        Networkable Scanner                                 -        [ ]       $      0        -      Consult factory
97
98        Duplex Server Upgrade                               -                  $      0        -      Consult factory
99
100       MANDATORY OPTIONS:
101         350 Mb Internal Tape BackUp (Mandatory)           -                  $    128        -
102         ProComm Communications Software (Mandatory)       -        [ ]       $    193        -
103         Modem, 28,800 KPBS Sportster V.34 (Mandatory)     -        [ ]       $    280        -
104
105       MANDATORY INTEGRATION FEES (if customer supplies computer hardware)
106         Server computer (per unit                         -                  $  2,500        -
107         Pod Workstation computer (per unit)               -                  $    850        -
108         Bar code or line printer (per unit)               -                  $    850        -
109         Communications/ICO computer (per unit)            -                  $    850        -
110
------------------------------------------------------------------------------------------------------
111                TOTAL COMPUTER HARDWARE                                                      $   0
-----------------------------------------------------------------------------------------------------------------------------------

112
113        SOFTWARE                                                 SHEET F                 SUBTOTAL                            $0
-----------------------------------------------------------------------------------------------------------------------------------
114                                                                               UNIT         EXTENDED
115        ITEMS                                            QTY                LIST PRICE       PRICE            COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
116
117       CLASS 4 SOFTWARE
118    TXP Version
119       Single Workstation License (firs pod license)      -                   $ 6,250         -
120       Additional Pods License (each)                     -                   $ 3,125         -
121       Supervisor software License (each)                                        $625         -       if on stand alone computer
122       Communications software License (each)              -                   $ 3,125         -
123
124       RF/Off Carousel Workstation Upgrade (System)       -                   $     0         -       Consult factory
125       Conveyor Control Module (System)                   -                   $ 6,250         -
126       Locator Module Layer (System)                      -                   $ 6,250         -
127
128    TXP Version (I/E)
129       Base System License                                -                   $19,000         -
130       Additional stack License (each)                                        $ 3,125         -
131       Supervisor software License (each                  -                   $   625         -       if on stand alone computer
132       Communications software License (each)             -                   $ 3,125         -
133       RF Order Demand Upgrade (System)                   -                   $     0         -       Consult factory
134       Conveyor Control Module (System)                   -                   $     0         -       Consult factory
135
136       Remote Picking Module                              -                   $     0         -       Consult factory
137       Remote Picking Workstations                        -                   $     0         -       Consult factory
138
139       CONSOLIDATION Version
140       Single Workstation License (firs pod license)      -                   $15,000         -
141       Additional Pods License (each)                     -                   $ 3,125         -
142       Supervisor Software License (each)                 -                   $   625         -       if on stand alone computer
143       Communications software License (each)             -                   $ 3,125         -
144
145    FOOTWARE Version
146       Single software License                            -                   $ 6,250         -
147       Additional Pods License (each)                     -                   $ 3,125         -
148       Supervisor software License (each)                 -                   $   625         -       if on stand alone computer
149       Communications software License (each)             -                   $ 3,125         -       if on stand alone computer
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
        A         B C D          E       F             G         H           I           J
----------------------------------------------------------------------------------------------
150     DIAMOND PHOENIX                  SHEET F       SOFTWARE/SUPPORT PRICING         3 OF 4
----------------------------------------------------------------------------------------------
151
----------------------------------------------------------------------------------------------
152                   CUSTOMER:  Diamond Phoenix       SALESMAN: Ima Seller
153 Maine         Dist/Consult:  Capable distributor   DATE:     04-Sep-98
154 Release 3.1        ADDRESS:  Anytown               FILENAME: 0000
155                                                    LOCATION: G:\Sales\
156               PROJECT NAME:  ABC                   REVISION:
----------------------------------------------------------------------------------------------------------
157           SOFTWARE                   SHEET F                     SUBTOTAL                           $0
----------------------------------------------------------------------------------------------------------
158                                                                     UNIT         EXTEND
159      ITEMS                                              QTY      LIST PRICE       PRICE      COMMENTS
----------------------------------------------------------------------------------------------------------
160 ICO/Class 5 Software
161   Stand alone stockroom w/documentation (no changes)    -          $350
162
163 Custom Features & Enhancements: (All software)
164   Pick Label (Downloaded by customer w/Format)          -          $625            -
165   Pick Label (Downloaded data only)                     -        $1,250            -
166   Tote Label (Downloaded by customer w/Format)          -          $625            -
167   Tote Label (Downloaded data only)                     -        $1,250            -
168   As Picked Manifest (Diamond Format)                   -            $0            -     Consult factory
169   As Picked Manifest (Downloaded data only)             -        $1,250            -
170   Customer Printer Charge                               -        $3,125            -
171   Induction Station/Label                               -          $625            -
172
173 Journaling                                              -  [ ]   $5,000            -
174
175 Preprocessor (Consult Factory)                          -            $0                  Consult factory
176
177 Host Interface
178   TCP\IP                                                -        $1,500            -
179   Terminal Emulation (incl 3270, 5250 Kermit)           -       $18,750            -
180   Interactive Host Link (Consult Factory)               -            $0            -     Consult factory
181   ODBC Link - Open database connectivity (Consult Facto -            $0            -     Consult factory
182   Sockets Link                                          -       $27,500            -
183
----------------------------------------------------------------------------------------------------------
184                        TOTAL SOFTWARE:                                             $0
----------------------------------------------------------------------------------------------------------
185
186 FIRST YEAR       SUPPORT AGREEMENT COSTS                            SHEET F
----------------------------------------------------------------------------------------------------------
187                                          CHECK             UNIT          EXTEND
188       ITEMS                     QTY      OPTION          LIST PRICE       PRICE         COMMENTS
189
190      Class 4 (5 day/8 hour)      1                         included         -       $3265 included in normal jobs
191      Class 4 (5 day/24 hour)     -       [ ]               $4,899           -
192      Class 4 (7 day/8 hour)      -       [ ]               $5,355           -
193      Class 4 (7 day/24 hour)     -       [ ]               $9,538           -
194
195      Class 5 (5 day/8 hour)      -                         $1,306           -
196      Class 5 (5 day/24 hour)     -                         $1,958           -
197      Class 5 (7 day/8 hour)      -                         $2,142           -
198      Class 5 (7 day/24 hour)     -                         $9,538           -
199
200      International support
         premium (per unit above)    -                         $2,000           -
201
-----------------------------------------------------------------------------------------------------------
202                          TOTAL PRICE:                                      $0
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
        A    B    C    D          E             F        G        H            I          J
---------------------------------------------------------------------------------------------
203     DIAMOND PHOENIX          SHEET F        SPECIALS/OPTIONS PRICING               4 OF 4
204
----------------------------------------------------------------------------------------------
205                   CUSTOMER:  Diamond Phoenix       SALESMAN: Ima Seller
206 MAINE         Dist/Consult:  Capable distributor   DATE:     04-Sep-98
207 RELEASE 3.1        ADDRESS:  Anytown               FILENAME: 0000
208                                                    LOCATION: G:\Sales\
209               PROJECT NAME:  ABC                   REVISION:
----------------------------------------------------------------------------------------------
210
----------------------------------------------------------------------------------------------
211 SPECIAL SOFTWARE ITEMS
----------------------------------------------------------------------------------------------
212                                                      LIST       EXTENDED
213    ITEMS                                QTY         PRICE         PRICE          COMMENTS
214
215    1  0                                  -          $0.00            -
216    2  0                                  -          $0.00            -
217    3  0                                  -          $0.00            -
218    4  0                                  -          $0.00            -
219    5  0                                  -          $0.00            -
220    6  0                                  -          $0.00            -
221    7  0                                  -          $0.00            -
222    8  0                                  -          $0.00            -
223    9  0                                  -          $0.00            -
224   10  0                                  -          $0.00            -
225
----------------------------------------------------------------------------------------------
226            TOTAL SPECIAL SOFTWARE ITEMS:                             $0
----------------------------------------------------------------------------------------------
227
228  SPECIAL COMPUTER ITEMS
----------------------------------------------------------------------------------------------
229                                                      LIST       EXTENDED
230    ITEMS                                QTY         PRICE         PRICE          COMMENTS
231
232    1  0                                  -          $0.00            -
233    2  0                                  -          $0.00            -
234    3  0                                  -          $0.00            -
235    4  0                                  -          $0.00            -
236    5  0                                  -          $0.00            -
237    6  0                                  -          $0.00            -
238    7  0                                  -          $0.00            -
239    8  0                                  -          $0.00            -
240    9  0                                  -          $0.00            -
241   10  0                                  -          $0.00            -
242
----------------------------------------------------------------------------------------------
243            TOTAL SPECIAL COMPUTER ITEMS:                             $0
----------------------------------------------------------------------------------------------
244
245  SOFTWARE OPTIONS
----------------------------------------------------------------------------------------------
246    ITEMS                                QTY       LIST PRICE      PRICE          COMMENTS
----------------------------------------------------------------------------------------------
247
248    1  0                                  -          $0.00            -
249    2  SOCKETS HOST INTERFACE             -     $27,500.00            -
250    3  Journaling                         -          $0.00            -
251    4  0                                  -          $0.00            -
252    5  0                                  -          $0.00            -
253    6  0                                  -          $0.00            -
254    7  0                                  -          $0.00            -
255    8  0                                  -          $0.00            -
256    9  0                                  -          $0.00            -
257   10  0                                  -          $0.00            -
258
----------------------------------------------------------------------------------------------
259            TOTAL SOFTWARE OPTIONS                                    $0
----------------------------------------------------------------------------------------------
260
261
262
263  COMPUTER OPTIONS
----------------------------------------------------------------------------------------------
264    ITEMS                                QTY       LIST PRICE      PRICE          COMMENTS
----------------------------------------------------------------------------------------------
265
266    1  Base Price for all Cable Options   -        $375.00            -
267    2  Standard unshielded twisted pair
          category 5 cable (1000 ft min)     -          $0.15            -
268    3                                     -          $0.00            -
269    4                                     -          $0.00            -
270    5                                     -          $0.00            -
271    6  Communications Computer            -          $0.00            -
272    7  Supervisor Workstation Computer    -          $0.00            -
273    8  Backup System - Hot Server         -          $0.00            -
274    9  Backup System - Cold Server        -          $0.00            -
275   10  Backup System - On Communication   -          $0.00            -
276   11   ProComm Communications Software
           (Mandatory)                       -          $0.00            -
277   12   Modem 28,800 KPBS Sportstar
           V.34 (Mandatory)                  -          $0.00            -
278   13                                     -          $0.00            -
279   14                                     -          $0.00            -
280   15                                     -          $0.00            -
281
----------------------------------------------------------------------------------------------
282            TOTAL COMPUTER OPTIONS                                   $0
----------------------------------------------------------------------------------------------

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COMPUTER HARDWARE
SHEET F
SUMMARY SHEET LOCATION:

     COMPUTER HARDWARE:       Row 31
     COMPUTER SPECIAL ITEMS:  Row 32

Computer hardware is priced on sheet F. The sheet is divided into 4 sections:

SUMMARY SECTION     Totals for all other sections on sheet F are summarized
COMPUTER HARDWARE   All computer hardware, networks, and peripherals are
                    selected and totaled
SOFTWARE SECTION    All software is selected and totaled
SOFTWARE SUPPORT    All software support is selected and totaled

The computer hardware section automatically calculates the extended prices for computer hardware based on the quantities entered manually in column 1. The following list describes the options for the computer hardware section:

COMPUTERS
-------------------------------------------------------------------------------

CELL F24 - Automatically enters the quantity of carousel computers.

CELL F26 - Automatically enters the quantity of supervisor computers required.

CELL F29 - Automatically enters the quantity of standard network server computers required.

CELL F30 - Automatically enters the quantity of midgrade network server computers required.

CELL F31 - Automatically enters the quantity of premium network server computers required.

CELL F33 - Automatically enters the quantity of non carousel computers required.

CELL F35 - Automatically enters the quantity of communications computers required.

CELL F38 - Automatically enters the quantity of hot server backups.

CELL F39 - Automatically enters the quantity of cold server backups.

CELL F40 - Automatically enters the quantity of on communications backups.

CELL F42 - RF equipment. (consult factory)


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NETWORK OPTIONS
--------------------------------------------------------------------------------


Network hubs are required for all networks that use unshielded twisted pair category 5 cable (our standard network cable). This means that you will need a network hub for most your quotes. When selecting a hub, make sure that the number of ports on the hub is more than the number of total computers on the network. 100 mb hubs are provided for middle or high end servers.

CELL F46 - Enter the quantity of 4 port network hubs required (100 mb/sec).

CELL F47 - Enter the quantity of 8 port network hubs required (100 mb/sec).

CELL F48 - Enter the quantity of 16 port network hubs required (100 mb/sec).

NOVELL (CELL F49)

If a customer requires a Novell network, then a license for Novell software must be included in the price. Significant increases are required for cabling and labor are needed. A certified Novell installer must be used for the network. If a Novell network is absolutely required than you must consult the factory for a price.

WINDOWS NT

Windows NT is the standard network software used on the file servers for Diamond Phoenix supplied systems. All other computers on the network use a DOS or Windows 95 operating system. A single license for Windows NT "workstation" (version 4.0) is required for the server. No other licenses are required for the network. Options for Windows NT networks are:

CELL F51 - Automatically enter a quantity of 1 if Windows NT "workstation" is required (version 4.0). This is our standard network software which is installed onto the server computer.

CELL F52 - Automatically enter a quantity of 1 if Windows NT "server" is required (version 4.0). Windows NT server has more network features than the workstation version. It requires that Windows NT client licenses be installed on all the other computers on the network. A customer may request this type of network. This is only for very fast "high end" large networks and involves significant time to set up and install. You must consult the factory if this type of network is required.

CELL F53 - Automatically enters a quantity of computers that require Windows NT
           "server" client licenses. (if Windows NT server is the selected network software)

CELL F54 - Automatically enter a quantity of network interface cards required for the network. With a Windows NT system, every computer connected to the network will need an interface card.

DATA HIGHWAY

Data highway is the Allen Bradley term used for communicating over a network to their PLC controllers. Allen Bradley Data Highway is typically used on the networks with our extractor systems.

CELL F56 - Enter the quantity data highway interface cards required. Data highway interface cards are required in each of the computers controlling the extractor stacks.

CELL F57 - Enter the quantity data highway modems required. This will allow remote communication from the factory directly into the PLC. This is not typically required and would only be used in very unusual circumstances.




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_______________________________________________________________________________

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CABLING OPTIONS
_______________________________________________________________________________

All computer networks use cable to connect computers, peripherals, and hosts. There are multiple choices for cable based on the throughput, security, and distance requirements. There is a base price for all cabling options to cover labor, connectors, and other miscellaneous items which occur with all types of networks. Cabling options are:

CALL F60 - Enter a value of 1 if any network cabling is required.

CALL F61 - Enter the estimated feet of cable for unshielded twisted pair category 5. This is our standard cable which is adequate for most systems. Specify a minimum of 1000 feet.

CALL F62 - Enter the estimated feet of cable for Ethernet thin wire 10base2.

CALL F63 - Enter the quantity of pod cabling kits (D-kits) required. Each pod requires 1 D-kit. Each D-kit includes an RS232 converter and 100 feet of RS485 network cable.

CALL F64 - Enter the quantity of Data highway cabling needed.

WORKSTATIONS OPTIONS
_______________________________________________________________________________

CALL F67 - Enter the quantity of serial port expanders required (4 port).
           Serial port expanders may be required for a large amount of peripherals at the pod (scales or printers for example). Consult the factory if you think you need this.

CALL F68 - Enter the quantity of serial port expanders required (8 port).

PRINTER OPTIONS
_______________________________________________________________________________

CALL F71 - Enter the quantity of HP4 LaserJet printers required. This is the highest quality printer offered and is typically used with servers or supervisor computers for reports. (Hewlett Packard) Typically this operates at 8 pages per minute.

CALL F72 - Enter the quantity of low cost LaserJet printers required. This is a low cost printer to be used with servers or supervisor computers for reports. (various suppliers) Typically this operates at 4 pages per minute.

CALL F73 - Enter the quantity of dot matrix printers required. This is typically used for multi-part carbon type forms and is connected to the computers in the pods.


BAR CODE PRINTER OPTIONS
_______________________________________________________________________________

Bar code printers are typically connected to the computers used in the pods or off carousel stations. Frequently customers have brand specific requirements or feature preferences. Two options are available for bar code printers.

CALL F76 - Enter the quantity of Zebra bar code printers required.

CALL F77 - Enter the quantity of Fargo bar code printers required.


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MISCELLANEOUS OPTIONS
--------------------------------------------------------------------------------

UNINTERRUPTIBLE POWER SUPPLIES (UPS)

CELL F89 - Enter the quantity of power conditioners required for the pods.
           Specify 1 per pod. This protects all devices in the pod. This item is optional but recommended for sites with unclean or badly conditioned power.

CELL F90 - Enter the quantity of Uninterruptible power supplies required for server computers (600 VA). Uninterruptible power supplies protect computers from power spikes and sudden power loss. They are required for server computers.

BAR CODE SCANNERS

Bar code scanners are used to identify all types of information to a computer. Orders, carton/tote numbers, sort bar locations, carousel locations, and sometimes inventory information is transmitted via bar code scanners. A bar code scanner is an assembly of the scanner, wedge, power supply, personality module and cables. Each scanner must be individually set up with its computer. There are three types of bar code scanners available:

CELL F91 - Enter the quantity of hand held bar code scanners required. This is a
           Symbol LS-3200 hand held unit. These are typically used with pod computers and off carousel stations. This unit has an expandable cable connecting it to the computer.

CELL F93 - Enter the quantity of wireless hand held bar code scanners required.
           These are typically used in pods and off carousel stations with longer travel distances or due to customer preference.

CELL F95 - Enter the quantity of fixed bar code scanners required. This is an
           Accu-sort unit. Fixed scanners are typically mounted to conveyor for scanning totes/cartons automatically as they go by. They are required on inbound conveyors with extractors and sometimes are used on conveyors to automatically scan entire batches inbound to a carousel picking pod.

CELL F96 - Enter the quantity of networkable fixed bar code scanners required.
           These scanners can be networked together on a single line. They cost more per scanner but can reduce the installation labor and computer hardware required on jobs with multiple scanners. You must consult the factory if this type of scanner is required.

DUPLEX SERVER UPGRADE (CELL F98)

For systems with very high throughput, high risk operations, or extremely large systems, it becomes necessary to configure the network with a second server computer as a redundant unit to the first. The second server is kept running simultaneously with the first and processes the same data. If the first server crashes the second server takes over immediately with no down time suffered or loss of data.

This technology is changing very rapidly and the cost is still considerable. Many computers now have redundant components built in to a single unit but performance is still not proven (particularly with NT). If this technology is required you must consult the factory for a price.

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MANDATORY OPTIONS
--------------------------------------------------------------------------------

If you include computers and software with the system then these options are required. This is for both the customer's benefit and Diamond Phoenix.

CELL F101 - Automatically enter a value of 1 for a tape backup. This is included in the server computer and allows the customer to make regular backups to his system and restore it quickly.

CELL F102 - Enter a value of 1 for communications software. This is modem software which allows Diamond to access a customer's system and be able to trouble shoot any warranty or support items.

CELL F103 - Enter a value of 1 for a modem. This is the modem which allows
            Diamond to access a customer's system for trouble shooting or remote diagnostics.




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MANDATORY INTEGRATION FEES
-----------------------------------------------------------------------------

Some customers may choose to supply their own computer hardware. This situation creates significant project management, computer configuration, installation, and project schedule problems for Diamond Phoenix. Typical situations are:

  - DIAMOND INVESTS SIGNIFICANT TIME CREATING A LIST OF COMPUTER HARDWARE. This frequently becomes a time consuming discussion with the customers MIS group and spills over into project design meetings, sometimes before the order!

  - THE CUSTOMER DOES NOT BUY THE SPECIFIED COMPUTER EQUIPMENT. This is typical. Diamond then incurs the cost and additional time finding and ordering the correct items in order to keep the project on schedule. (Old or cheap computers is a typical occurrence here)

  - THE CUSTOMER DOES NOT ORDER THE PROPERLY CONFIGURED EQUIPMENT. Also typical enormous time and money is lost checking for compatibility and reconfiguring of both hardware and software when the wrong equipment or network software shows up.

  - THE CUSTOMER ONLY BUYS A PART OF THE SPECIFIED LIST. Diamond must invest the time to reconcile two lists and manage the process between two companies and still maintain the schedule.

  - THE CUSTOMER DELIVERS COMPUTERS LATE IN THE PROJECT SCHEDULE. Diamond has little or no time to recover and must incur the costs of fixing any problems in order to meet the project schedule.

  - SYSTEM PERFORMANCE IS FREQUENTLY DEGRADED. This is due to a hodgepodge of computers, incompatibility of software, and degraded network configurations.

-----------------------------------------------------------------------------
USED COMPUTERS ARE NOT ACCEPTABLE FOR USE IN A DIAMOND SYSTEM. OUR SOFTWARE, NETWORK DESIGNS, PROCESSING SPEED, AND OPERATING SYSTEM CONFIGURATIONS ALL REQUIRE THAT NEW COMPUTERS BE USED.
-----------------------------------------------------------------------------

Overall system and network performance remain the responsibility of Diamond Phoenix. Many customers are very capable, even insistent on supplying computers, networks, and as much software as they can. Project histories have shown us that while the customer may save a little money, managing this process costs us significant time and money. If a customer chooses to supply computer hardware, these integration fees must be added.

CELL F106 - Automatically enters the quantity of server computers specified. CELL F107 - Automatically enters the quantity of pod/workstation computers specified.
CELL F108 - Enter the quantity of bar code or report printers specified. CELL F109 - Automatically enters the quantity of communications computers specified.


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SOFTWARE
SHEET F
SUMMARY SHEET LOCATION:

     Software:                Row 29
     Software special items:  Row 30

Software is priced on sheet F. The sheet is divided into 4 sections.

SUMMARY SECTION     Totals for all other sections on sheet F are summarized
COMPUTER HARDWARE   All computer hardware, networks, and peripherals are
                    selected and totaled
SOFTWARE SECTION    All software is selected and totaled
SOFTWARE SUPPORT    All software support is selected and totaled

SOFTWARE
--------------------------------------------------------------------------------

The software section is divided into sections for each type of software we sell. It automatically calculates the extended prices for software based on the quantities entered manually in column H. The following list describes the options for the software section:

CLASS 4 TXP              for distributions picking systems (transaction
                         processor)
CLASS 4 LOCATOR          for buffer systems with extractors (transaction
                         processor)
CLASS 4 CONSOLIDATION    for put systems/crossdocking
CLASS 4 FOOTWARE         for carousel systems in the shoe industry
CLASS 3                  for distributions picking systems (inventory control)

CLASS 4 TRANSACTION PROCESSOR SOFTWARE (TXP)
--------------------------------------------------------------------------------

Class 4 TXP software is used for high speed carousel pod picking. It is a transaction processor for operating a carousel pod. It is typically used with a customer's warehouse management system (WMS) which takes inventory responsibility. Class 4 TXP is a Diamond Phoenix product and is supported by the Diamond Phoenix software department.

CELL F119 - Automatically enter the value of 1 if Class 4 TXP is to be used.
            This is the base price for 1 software license.
CELL F120 - Automatically enter the quantity of additional pod software licenses. This price is in addition to the base price in cell H119. CELL F121 - Automatically enters the quantity of supervisor licenses required.
            (required for a stand alone computer only)
CELL F122 - Automatically enters the quantity of communications licenses required. (required if functionality is desired)
CELL F123 - Enter the quantity of off carousel licenses required. (required if functionality is desired)
CELL F124 - Enter the value of 1 if a RF module is required. A radio frequency
            (RF) module would be used with off carousel stations under the control of Class 4. This option is not currently developed and requires factory consultation before it can be quoted.
CELL F125 - Enter the value of 1 if a conveyor control module is required. A conveyor control module is used when Diamond software is responsible for communicating routings to a conveyor system. This is typically used in extractor systems or pick and pass conveyor systems and requires additional hardware.
CELL F126 - Enter the value of 1 if a locator control module is required in the system. A locator module is used when the customer requires part location capabilities from Class 4.




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CLASS 4 TRANSACTION PROCESSOR SOFTWARE (IE) LOCATOR
--------------------------------------------------------------------------------

Class 4 Locator software is used with carousel buffer systems that use extractors. It is a transaction processor and part locator for operating a carousel/extractor stack. It is typically used with a customer's warehouse management system (WMS) which takes inventory responsibility. Class 4 Locator is a Diamond Phoenix product and is supported by the Diamond Phoenix software department.

CELL F129 - Automatically enter the value of 1 if Class 4 IE Locator is to be used. This is the base price for 1 software license.

CELL F130 - Automatically enter the quantity of additional carousel/extractor stacks required. This price is in addition to the base price in cell H129. Each stack requires a computer on the network.

CELL F131 - Automatically enter the quantity of supervisor software licenses required. (required for a stand alone computer only)

CELL F132 - Automatically enter the quantity of communications software licenses required.

CELL F133 - Enter the value of 1 if a RF module is required. A radio frequency
            (RF) module would be used with off carousel stations under the control of Class 4 Locator. This option is not currently developed and requires factory consultation before it can be quoted.

CELL F134 - Enter the value of 1 if a conveyor control module is required. A conveyor control module is used when Diamond software is communicating routings to a conveyor system. This is typically used in extractor systems and usually requires additional hardware.

CELL F136 - Enter the value of 1 if a remote picking module is required in the system. A remote picking module is used when the customer requires that totes/cartons from the buffer system under the control of Class 4 will be sent to picking stations also under the control of Class 4 in the same system. This is typical of remote picking systems in manufacturing environments. This option is not currently developed and requires factory consultation before it can be quoted.

CELL F137 - Enter the quantity of remote picking stations required. If a remote picking module is used then each remote picking station will require a computer to run Class 4 for picking operations. This option is not currently developed and requires factory consultation before it can be quoted.

CLASS 4 CONSOLIDATION
--------------------------------------------------------------------------------
Class 4 Consolidation is used for put systems. It functions in a similar way to the TXP product in that it takes downloads from a WMS and manages the carousel pods. The difference is that product arrives at the pod and is placed into orders kept in the carousels. This software can be configured for picking to "departments". Class 4 Consolidation is a Diamond Phoenix product and is supported by the Diamond Phoenix software department. Order based configurations are not available yet.

CELL F140 - Automatically enter the value of 1 if Class 4 Consolidation is to be used. This is the base price for 1 software license.

CELL F141 - Automatically enter the quantity of additional pod software licenses required. This price is in addition to the base price in cell H140.

CELL F142 - Automatically enter the quantity of supervisor software licenses required. (required for a stand alone computer only)

CELL F143 - Automatically enter the quantity of communications software licenses required.


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CLASS 4 FOOTWARE
--------------------------------------------------------------------------------
Class 4 Footware is used in the shoe industry. It is used primarily in WIP (work in process) applications of the shoe industry for storing, picking, and tracking, components. This software is highly customized to specific shoe applications and should not be quoted outside this industry without factory consultation. Class 4 Footware is a Diamond Phoenix product and is supported by the Diamond Phoenix software department.

CELL F146 - Automatically enter the value of 1 if Class 4 Footware is to be used. It is the base price for 1 software license.

CELL F147 - Automatically enter the quantity of additional pod licenses required. This price is in addition to the base price in cell H146.

CELL F148 - Automatically enter the quantity of supervisor licenses required.
            (required for a stand alone computer only)

CELL F149 - Automatically enter the quantity of communications licenses required.

CLASS 5 INVENTORY CONTROL
--------------------------------------------------------------------------------
CELL F161 - Enter the quantity of stand alone stockroom with documentation. (no changes)

CUSTOM FEATURES AND ENHANCEMENTS FOR CLASS 4 SOFTWARE
--------------------------------------------------------------------------------
These are custom features that can be added to most Class 4 software products. If you have an application for one of these features, it is advisable that you check with the factory to be sure your application matches our feature capability.

CELL F164 - Enter the value of 1 if customer wants to download pre formatted pick labels to the network.

CELL F165 - Enter the value of 1 if customer wants to download pick labels to the network with data only.

CELL F166 - Enter the value of 1 if customer wants to download pre formatted tote labels to the network.

CELL F167 - Enter the value of 1 if customer wants to download tote labels to the network with data only.

CELL F168 - Enter the value of 1 if customer wants an as picked manifest capability.

CELL F169 - Enter the value of 1 if customer wants an as picked manifest upload capability.

CELL F170 - Enter the quantity of customer specific non standard printers that must be interfaced with.

CELL F171 - Enter the quantity of induction stations or different induction labels that must be printed by the system.

CELL F173 - Automatically enters the quantity of journaling needed for system backup.

CELL F175 - Enter the quantity of reprocessor required.

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HOST INTERFACE
--------------------------------------------------------------------------------
Any host interface requires consultation between the customer and our software department. Even though the operating systems and protocols are known, each customer has different requirements and different host hardware. Most host interfaces require a host interface board to be purchased and installed in the communications or server computer. These boards must be purchased, configured, and installed by Diamond. Time and money are expended working out the details of the host interface and configuring Class 4 to respond. Timing of downloads and uploads, files formats, file sizes, communication protocols, and directory structure of the communication and server computers must all be done by Diamond Phoenix. Some types of host interfaces are routine others are more complex and some can only be quoted on a project by project basis. Options for host interfaces are:

CELL F178 - Enter the value of 1 if customer will be using a standard TCP/IP host interface.

CELL F179 - Enter the value of 1 if customer will be using a terminal emulation host interface. This includes 3270, 5250, or kermit). Terminal emulation is extremely time consuming and very customer specific.

CELL F180 - You must consult the factory if the customer wants an interactive host link. This means the customers host computer is directly tied to Class 4 and can interact with out software on a constant and random basis. This is very time consuming and extremely expensive to implement for Diamond Phoenix.

CELL F181 - Enter a value of 1 if the customer wants an open database connectivity link (ODBC). This allows the customer host computer to access our databases directly. This is a type of link which we expect to see more of in the future. At this time you must consult the factory for a price. As this feature becomes standard we should be able to fix a price on it.

CELL F182 - Enter a value of 1 if the customer wants a sockets host link. A socket is a type of windows interface, which allows significantly faster and more reliable communication between the customer host computer and our system. Sockets would normally be required in larger systems. It involves considerable labor and programming for both the customer and for Diamond Phoenix. For larger systems it is well worth including.


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SOFTWARE SUPPORT AGREEMENT COSTS
--------------------------------------------------------------------------------

One of the best parts of our software offering is our optional software support agreement. This is a yearly offering which allows subscribing customers various levels of extended phone support. As we develop enhancements and revisions to our standard software packages, subscribing customers receive free upgrades. This has turned out to be one of our strongest and most popular programs. We include the first year support agreement with 5 day 8 hour support with the initial contract.

CELL F190 -- Automatically enter a value of 1 for standard 5 day / 8 hour support for Class 4. This is included in our initial price for a system. Software upgrades are included.

CELL F191 -- Automatically enter a value of 1 for 5 day / 24-hour support for
             Class 4. (upgrades are included)

CELL F192 -- Automatically enter a value of 1 for 7 day / 8-hour support for
             Class 4. (upgrades are included)

CELL F193 -- Automatically enter a value of 1 for 7 day / 24-hour support for
             Class 4. (upgrades are included)

CELL F195 -- Enter a value of 1 for 5 day / 8 hour support for Class 5.

CELL F196 -- Enter a value of 1 for 5 day / 24 hour support Class 5.

CELL F197 -- Enter a value of 1 for 7 day / 8 hour support Class 5.

CELL F198 -- Enter a value of 1 for 7 day / 24 hour support Class 5.

CELL F200 -- Enter a value of 1 for international support premium.

Class 5 software is not an active product. We are not developing upgrades, enhancements or revisions. We are obligated to support the existing sites in the field but the company does not want to sell any new sites. Any customers interested in Class 5 software can purchase documentation with no changes.

COMPUTER HARDWARE / SOFTWARE SPECIALS SECTION (ROWS 211-243)
--------------------------------------------------------------------------------

The specials section allows you to enter special items for computer hardware and software not found in the standard price list. Descriptions are entered into column D, quantities are entered in column G, and unit prices are entered in column H. These prices are totaled in cell 1226 and 1243. The contents of these cells are automatically transferred to the computer and software specials lines on the summary sheet A.

COMPUTER HARDWARE / SOFTWARE OPTIONS SECTION (ROWS 245-282)
--------------------------------------------------------------------------------

The options section allows you to enter optional items for computer hardware and software. Descriptions are entered into column D, quantities are entered in column G, and unit prices are entered in column H. These options are totaled at the bottom of each box. Each option entered is transferred to the corresponding options sections on the summary sheet A. Because this is a list of options, no total is shown on the summary sheet.






                                       40

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

----------------------------------------------------------------------------------------------------------------------------
     A              |         B                      |   C     |   D     |   E    |           F        |    G    |       H
----------------------------------------------------------------------------------------------------------------------------
  1  DIAMOND PHOENIX                                 | SHEET G  SYSTEM INSTALLATION PRICING                          1 OF 3
----------------------------------------------------------------------------------------------------------------------------
  2
----------------------------------------------------------------------------------------------------------------------------
  3                                        CUSTOMER: | Diamond Phoenix            | SALESMAN           | Ima Seller
----------------------------------------------------------------------------------------------------------------------------
  4  Maine                            Dist / Consult:| Capable Distributor        | DATE:              | 04-Sep-98
----------------------------------------------------------------------------------------------------------------------------
  5  Release 3.1                             ADDRESS:| Anytown                    | FILENAME:          | 0000
----------------------------------------------------------------------------------------------------------------------------
  6                                                                               | LOCATION:          | G:Sales/
----------------------------------------------------------------------------------------------------------------------------
  7                                     PROJECT NAME:| ABC                        | REVISION:          |
----------------------------------------------------------------------------------------------------------------------------
  8
----------------------------------------------------------------------------------------------------------------------------
  9                  SYSTEM INFORMATION                QTY                                                              QTY
----------------------------------------------------------------------------------------------------------------------------
 10
----------------------------------------------------------------------------------------------------------------------------
 11                  SYSTEMS                            -                | PICK SYSTEM                                   -
----------------------------------------------------------------------------------------------------------------------------
 12                  PODS                               -                | EXTRACTOR SYSTEM                              -
----------------------------------------------------------------------------------------------------------------------------
 13                  CAROUSELS PER POD                  -                | PUT SYSTEM                                    -
----------------------------------------------------------------------------------------------------------------------------
 14                  COMPUTERS                          -                | CLASS 4 PICKING                               -
----------------------------------------------------------------------------------------------------------------------------
 15                  EXTRACTOR STACKS                   -                | CLASS 4 IE LOCATOR                            -
----------------------------------------------------------------------------------------------------------------------------
 16                  CAROUSELS PER STACK                -                | CLASS 4 PUT                                   -
----------------------------------------------------------------------------------------------------------------------------
 17                  CONVEYOR SYSTEM                    -                | CLASS 4 TMS                                   -
----------------------------------------------------------------------------------------------------------------------------
 18                                                                      | FOOTWARE                                      -
----------------------------------------------------------------------------------------------------------------------------
 19
----------------------------------------------------------------------------------------------------------------------------
 20                    ITEMS                                   QTY                LIST PRICE    EXTEND    COMMENTS
----------------------------------------------------------------------------------------------------------------------------
 21
----------------------------------------------------------------------------------------------------------------------------
 22                  PROJECT STARTUP (PER SITE)                  -                  $1,875          -
----------------------------------------------------------------------------------------------------------------------------
 23                  CAROUSEL INSTALL (PER CAROUSEL)             -                    $750          -
----------------------------------------------------------------------------------------------------------------------------
 24                  CAROUSEL INSTALL (PER BIN)                  -                     $63          -
----------------------------------------------------------------------------------------------------------------------------
 25                  DUAL FACE BIN INSTALL (PER BIN)             -                     $19          -
----------------------------------------------------------------------------------------------------------------------------
 26                  CAROUSEL INSTALL (PER SHELF)                -                   $0.75          -
----------------------------------------------------------------------------------------------------------------------------
 27                  CAROUSEL INSTALL (PER OILER)                -                     $53          -
----------------------------------------------------------------------------------------------------------------------------
 28                  CAROUSEL INSTALL (PER REMOTE PANEL)         -                    $625          -
----------------------------------------------------------------------------------------------------------------------------
 29                  DOUBLE TIER INSTALL (PER CAROUSEL)          -                    $188          -
----------------------------------------------------------------------------------------------------------------------------
 30                  DOUBLE TIER INSTALL (PER BIN)               -                     $15          -
----------------------------------------------------------------------------------------------------------------------------
 31                  TRIPLE TIER INSTALL (PER CAROUSEL)          -                      $0          -      Consult Factory
----------------------------------------------------------------------------------------------------------------------------
 32                  TRIPLE TIER INSTALL (PER BIN)               -                      $0          -      Consult Factory
----------------------------------------------------------------------------------------------------------------------------
 33                  SPRINKLER ADD ON (PER CAROUSEL)             -                      $0          -      Consult Factory
----------------------------------------------------------------------------------------------------------------------------
 34                  BIN LABELS ADD ON (PER BIN)                 -                   $1.56          -
----------------------------------------------------------------------------------------------------------------------------
 35                  SHELF LABELS ADD ON (PER SHELF)             -                   $0.78          -
----------------------------------------------------------------------------------------------------------------------------
 36                  CAROUSEL REAR CONTROLS (PER CAROUSEL)       -                    $113          -
----------------------------------------------------------------------------------------------------------------------------
 37                  BUILD CONTAINERS/LINERS (PER CONTAINER)     -                   $0.79          -
----------------------------------------------------------------------------------------------------------------------------
 38                  PUT CONTAINERS IN CAROUSELS (per container) -                   $0.26          -
----------------------------------------------------------------------------------------------------------------------------
 39                  SHELF SECURING TIE WRAPS                    -                   $0.79          -
----------------------------------------------------------------------------------------------------------------------------
 40
----------------------------------------------------------------------------------------------------------------------------
 41                  LIGHT TREE INSTALL (PER LIGHT TREE)         -                    $188          -
----------------------------------------------------------------------------------------------------------------------------
 42                  KEY TREE INSTALL (PER KEY TREE)             -                    $281          -
----------------------------------------------------------------------------------------------------------------------------
 43                  SORT BAR INSTALL (PER SORT BAR)             -                    $281          -
----------------------------------------------------------------------------------------------------------------------------
 44
----------------------------------------------------------------------------------------------------------------------------
 45                  WORKSTATION INSTALL (FIRST SEGMENT)         -                    $500          -
----------------------------------------------------------------------------------------------------------------------------
 46                  WORKSTATION INSTALL (ADDED SEGMENTS)        -                    $250          -
----------------------------------------------------------------------------------------------------------------------------
 47                  LIFT TABLE INSTALL (per unit)               -                  $1,500          -
----------------------------------------------------------------------------------------------------------------------------
 48
----------------------------------------------------------------------------------------------------------------------------
 49                  FIXED SCANNER INSTALL (per unit)            -                     $53          -
----------------------------------------------------------------------------------------------------------------------------
 50
----------------------------------------------------------------------------------------------------------------------------
 51                  MEZZANINE INSTALL (consult factory)         -                      $0          -      Consult Factory
----------------------------------------------------------------------------------------------------------------------------
 52
----------------------------------------------------------------------------------------------------------------------------
 53                  CONVEYOR INSTALL (PER SYSTEM)               -                      $0          -      Consult Factory
----------------------------------------------------------------------------------------------------------------------------
 54                  CONVEYOR PLC & DEBUG (PER SYSTEM)           -                      $0          -      Consult Factory
----------------------------------------------------------------------------------------------------------------------------
 55
----------------------------------------------------------------------------------------------------------------------------
 56                  VERTICAL LIFT INSTALL (PER UNIT)            -                  $1,406          -
----------------------------------------------------------------------------------------------------------------------------
 57                  VERTICAL LIFT PLC & DEBUG (PER UNIT)        -                    $719          -
----------------------------------------------------------------------------------------------------------------------------
 58
----------------------------------------------------------------------------------------------------------------------------
 59                  EXTRACTOR INSTALL (PER EXTRACTOR)           -                  $5,250          -
----------------------------------------------------------------------------------------------------------------------------
 60                  OVERHEIGHT EXTRACTOR (OVER 30' TALL)        -                  $1,038          -
----------------------------------------------------------------------------------------------------------------------------
 61                  EXTRACTOR PLC & DEBUG (PER 5 DAYS)          -                  $5,200          -
----------------------------------------------------------------------------------------------------------------------------
 62                  PER DIEM FOR PLC & DEBUG (PER 5 DAYS)       -                  $1,563          -
----------------------------------------------------------------------------------------------------------------------------
 63                  BIN POSITIONING FLAGS (PER BIN)             -                   $4.13          -
----------------------------------------------------------------------------------------------------------------------------
 64                  POSITIONING SENSOR ASSEM (PER CAROUSEL)     -                    $113          -
----------------------------------------------------------------------------------------------------------------------------
 65
----------------------------------------------------------------------------------------------------------------------------
 66                  SEISMIC INSTALL (EXTRACTORS ONLY)           -                  $1,125          -
----------------------------------------------------------------------------------------------------------------------------
 67                  SPECIAL MOVING REQUIREMENTS                 -                      $0          -      Consult Factory
----------------------------------------------------------------------------------------------------------------------------
 68                  REMOTE PANEL (consult factory)              -                      $0          -      Consult Factory
----------------------------------------------------------------------------------------------------------------------------
 69
----------------------------------------------------------------------------------------------------------------------------
 70                  TOTAL INSTALLATION
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                A                  B                 C        D     E         F        G        H
-------------------------------------------------------------------------------------------------------------
72    DIAMOND PHOENIX LIST PRICING                   SHEET G      SYSTEM INSTALLATION PRICING   2 OF 3
73
-------------------------------------------------------------------------------------------------------------
74                                  CUSTOMER:    Diamond Phoenix      SALESMAN: Ima Seller
75    Maine                     Dist/Consult:    Capable distributor      DATE: 04-Sep-98
76    Release 3.1                    ADDRESS:    Anytown              FILENAME: 0000
77                                                                    LOCATION: G\Sales\
78                              PROJECT NAME:    ABC                  REVISION:
-------------------------------------------------------------------------------------------------------------
79
-------------------------------------------------------------------------------------------------------------
80    EQUIPMENT RENTAL ITEMS                        QTY     CHECK        LIST PRICE     EXTEND    COMMENTS
81                                                         OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
82   UNLOADING (per person/day includes per diem)   --       [ ]             $810          --
83   AIRFARE (per person/trip for unloading)        --       [ ]           $2,000          --
84   FORKLIFT RENTAL (per week)                     --       [ ]             $300          --
85   MANLIFT RENTAL (double tier projects)          --       [ ]             $417          --
86   TRASH DUMPSTER (per day)                       --       [ ]             $200          --
87   DUMPSTER TIPPING FEE (per occurrence)          --       [ ]           $1,000          --
88   FULL SIZE CRANE (per day)                      --       [ ]           $1,000          --
89
------------------------------------------------------------------------------------------------------------------------------------
90   TOTAL RENTALS                                                                         $0
------------------------------------------------------------------------------------------------------------------------------------
91
92   SOFTWARE/HARDWARE INSTALL ITEMS                QTY                  LIST PRICE     EXTEND    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
93
94   SOFTWARE INSTALLATION (per day)                --                       $625          --
95   STD NETWORK INSTALL (Check if by customer) [ ] --                                     --
96     ETHER NET/UTP/CAT-5                          --                         $0          --     contracted cost
97     CUSTOM NETWORK INSTALL                       --                         $0          --     consult factory
98
99   AIRFARE (PER ROUND TRIP)                       --                     $2,000          --
100  PER DIEM (PER DAY/PERSON)                      --                       $250          --
101
------------------------------------------------------------------------------------------------------------------------------------
102  TOTAL SOFTWARE/COMPUTER INSTALLATION:                                                 $0
------------------------------------------------------------------------------------------------------------------------------------
103
104  TRAINING ITEMS                                 QTY                  LIST PRICE     EXTEND    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
105
106  SITE SUPERVISOR (per day/person)               --                       $560          --
107  SOFTWARE TECHNICIAN (per day/person)           --                       $625          --
108  AIRFARE (PER ROUND TRIP)                       --                     $2,000          --     assumes contiguous training
109  PER DIEM (PER DAY/PERSON)                      --                       $250          --
110
------------------------------------------------------------------------------------------------------------------------------------
111  TOTAL TRAINING                                                                        $0
------------------------------------------------------------------------------------------------------------------------------------
112
113  SITE SUPERVISION ITEMS                         QTY                  LIST PRICE     EXTEND    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
114
115  SITE SUPERVISION LABOR (PER DAY/PERSON)        --                       $560          $0
116  AIRFARE (PER ROUND TRIP)                       --                     $2,000          $0
117  PER DIEM (PER DAY/PERSON)                      --                       $250          $0
118
------------------------------------------------------------------------------------------------------------------------------------
119  TOTAL SITE SUPERVISION                                                                $0
------------------------------------------------------------------------------------------------------------------------------------
120
121  PROJECT MANAGEMENT ITEMS                       QTY                  LIST PRICE     EXTEND    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
122
123  PROJECT MANAGEMENT (per day/person)            --                       $800          $0
124  AIRFARE (PER ROUND TRIP)                       --                     $2,000          $0
125  PER DIEM (PER DAY/PERSON)                      --                       $250          $0
126
------------------------------------------------------------------------------------------------------------------------------------
127  TOTAL PROJECT MANAGEMENT                                                              $0
------------------------------------------------------------------------------------------------------------------------------------
128
129  SYSTEM DESIGN MEETING ITEMS                    QTY                  LIST PRICE     EXTEND    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
130
131  FACTORY DESIGN MTG (Check if at factory)  [ ]  --
132  SOFTWARE PERSON (per day/person)               --                       $812          --
133  PROJECT MANAGER (per person/day)               --                       $625          --
134
135  AIRFARE (PER ROUND TRIP)                       --                     $2,000          --
136  PER DIEM (PER DAY/PERSON)                      --                       $250          --
137
------------------------------------------------------------------------------------------------------------------------------------
138  TOTAL SYSTEM DESIGN MEETINGS:                                                         $0
------------------------------------------------------------------------------------------------------------------------------------
139
140   START UP SUPPORT ITEMS                        QTY     CHECK        LIST PRICE     EXTEND    COMMENTS
141                                                        OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
142  PROJECT MANAGEMENT (per day/person)            --      [ ]              $800          --
143  SITE SUPERVISOR (per day/person)               --      [ ]              $560          --
144  FACTORY TECHNICIAN (per day/person)            --      [ ]              $560          --
145  SOFTWARE TECHNICIAN (per day/person)           --      [ ]              $625          --
146
147  AIRFARE (PER ROUND TRIP)                       --      [ ]            $2,000          --
148  PER DIEM (PER DAY/PERSON)                      --      [ ]              $250          --
149
------------------------------------------------------------------------------------------------------------------------------------
150  TOTAL START UP SUPPORT                                                                $0
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
        A                   B            C     D          E       F            G           H
----------------------------------------------------------------------------------------------
152     DIAMOND PHOENIX LIST PRICING     SHEET G        SYSTEM INSTALLATION PRICING     3 OF 3
----------------------------------------------------------------------------------------------
153
----------------------------------------------------------------------------------------------
154                   CUSTOMER:  Diamond Phoenix       SALESMAN: Ima Seller
155 Maine         Dist/Consult:  Capable distributor   DATE:     04-Sep-98
156 Release 3.1        ADDRESS:  Anytown               FILENAME: 0000
157                                                    LOCATION: G:\Sales\
158               PROJECT NAME:  ABC                   REVISION:
----------------------------------------------------------------------------------------------
159
----------------------------------------------------------------------------------------------
160      SPECIAL INSTALLATION ITEMS
161      ITEMS                                 QTY      LIST PRICE      EXTEND        COMMENTS
----------------------------------------------------------------------------------------------
162
163     1  FACTORY SETUP & TEST                  -          $0            -     Consult Factory
164     2  SPECIAL SITE CONDITIONS               -          $0            -     Consult Factory
165     3  WEEKEND INSTALLATION                  -          $0            -     Consult Factory
166     4  MULTI-SHIFT INSTALLATION              -          $0            -     Consult Factory
167     5  0                                     -          $0            -
168     6  0                                     -          $0            -
169     7  0                                     -          $0            -
170     8  0                                     -          $0            -
171     9  0                                     -          $0            -
172    10  0                                     -          $0            -
173
----------------------------------------------------------------------------------------------
174        TOTAL SPECIAL INSTALLATION ITEMS                              $0
----------------------------------------------------------------------------------------------
175
----------------------------------------------------------------------------------------------
176        INSTALLATION OPTIONS
----------------------------------------------------------------------------------------------
177        ITEMS                                QTY      LIST PRICE      EXTEND        COMMENTS
----------------------------------------------------------------------------------------------
178
179   1 Std Network Install                       -             $0         -
180   2 UNLOADING (per person/day includes
        per diem)                                 -           $810         -
181   3 AIRFARE (per person/trip for unloading)   -         $2,000         -
182   4 FORKLIFT RENTAL (per week)                -           $300         -
183   5 MANLIFT RENTAL (double tier projects)     -           $417         -
184   6 TRASH DUMPSTER (per day)                  -           $200         -
185   7 DUMPSTER TIPPING FEE (per occurance       -         $1,000         -
186   8 FULL SIZE CRANE (per day)                 -         $1,000         -
187   9                                           -             $0         -
188  10                                           -             $0         -
189  11                                           -             $0         -
190  12                                           -             $0         -
191  13                                           -             $0         -
192  14                                           -             $0         -
193
----------------------------------------------------------------------------------------------
194     TOTAL INSTALLATION OPTIONS                                         $0
----------------------------------------------------------------------------------------------
195
196     SPECIAL IMPLEMENTATION ITEMS
----------------------------------------------------------------------------------------------
197       ITEMS                                  QTY      LIST PRICE      EXTEND        COMMENTS
----------------------------------------------------------------------------------------------
198
199  1                                            -             $0         -
200  2                                            -             $0         -
201  3                                            -             $0         -
202  4                                            -             $0         -
203  5 0                                          -             $0         -
204  6 0                                          -             $0         -
205  7 0                                          -             $0         -
206  8 0                                          -             $0         -
207  9 0                                          -             $0         -
208 10 0                                          -             $0         -
209
----------------------------------------------------------------------------------------------
210     TOTAL SPECIAL INSTALLATION ITEMS                                   $0
----------------------------------------------------------------------------------------------
211
212     IMPLEMENTATION OPTIONS
----------------------------------------------------------------------------------------------
213      ITEMS                                    QTY      LIST PRICE      EXTEND        COMMENTS
----------------------------------------------------------------------------------------------
214
215  1 PROJECT MANAGEMENT (on site per day/person) -            $800        -
216  2 SITE SUPERVISOR (per day/person)            -            $560        -
217  3 FACTORY TECHNICIAN (per day/person)         -            $560        -
218  4 SOFTWARE TECHNICIAN (per day/person)        -            $625        -
219  5 AIRFARE (PER PERSON/TRIP)                   -          $2,000        -
220  6 PER DIEM (PER DAY/PERSON)                   -            $250        -
221  7                                             -              $0        -
222  8                                             -              $0        -
223  9                                             -              $0        -
224 10                                             -              $0        -
225 11                                             -              $0        -
226 12                                             -              $0        -
227 13                                             -              $0        -
228 14                                             -              $0        -
229
----------------------------------------------------------------------------------------------
230    TOTAL INSTALLATION OPTIONS                                          $0
----------------------------------------------------------------------------------------------

(C)DIAMOND PHOENIX CORP      COMPANY CONFIDENTIAL
--------------------------------------------------------------------------------
                                  DO NOT COPY             PRICING PROGRAM MANUAL

SYSTEM INSTALLATION
SHEET G
SUMMARY SHEET LOCATIONS:

Diamond Installation (mechanical/electrical):               Row 34
Equipment rentals                                           Row 35
Diamond Installation (controls/software):                   Row 36
Training                                                    Row 37
Special Installation Items                                  Row 38
Site supervision                                            Row 39
Project Management                                          Row 40
Design meetings                                             Row 41
Start up support                                            Row 42
Implementation Special Support                              Row 43

SYSTEM INFORMATION SECTION
--------------------------------------------------------------------------------

This section summarizes the key elements needed to calculate the price of the installation. This box also allows a project manager to quickly understand the key elements of a project. This box automatically calculates the quantities for:

Systems                            Pick System
Pods                               Extractor system
Carousels per pod                  Put system
Computers                          Class 4 picking
Extractor stacks                   Class 4 put
Carousels per stack                Class 4 TMS
Conveyor system                    Footware

PLEASE NOTE:

The quantity of pods in cell C12 is driven by the quantity of pods entered on the section for system data on cover sheet. It is absolutely critical that this entry be made correctly on cover sheet. The installation price can't calculate without this value.

                              COMPANY CONFIDENTIAL
                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

(C)DIAMOND PHOENIX CORP      COMPANY CONFIDENTIAL
--------------------------------------------------------------------------------
                                  DO NOT COPY             PRICING PROGRAM MANUAL
HARDWARE INSTALLATION
--------------------------------------------------------------------------------

Many of the hardware components of the system will calculate automatically. Such things as carousels, bins, shelves, etc. Some items still need to be entered manually. Items that can be entered manually are highlighted in light blue. Even though this section generates most of the prices automatically, you should still review the quantities to be sure everything is included.

CELL C22 -- Automatically enters the quantity for project startup on a per site basis. (usually is 1)

CELL C23 -- Automatically enters the quantity of carousels to be installed.

CELL C24 -- Automatically enters the quantity of bins to be installed.
            (including dual face bins)

CELL C25 -- Automatically enters the quantity of dual face bins to be installed.
            (added to cell C40)

CELL C26 -- Automatically enters the total quantity of shelves to be.

CELL C27 -- Automatically enters the total quantity of automatic oilers to be installed.

CELL C28 -- Automatically enters the quantity remote panels to be installed.

CELL C29 -- Automatically enter quantity of carousels to be installed (all carousels). This is an add on to the total quantity of carousels in cell C39.

CELL C30 -- Automatically enter quantity of bins to be installed (all bins).
            This is an add on to the total quantity of bins in cell C40.

CELL C31 -- Automatically enter quantity of triple tier carousels to be installed (carousels on the 3rd level). This is an add on to the total quantity of carousels in cell C39. Consult the factory for this price.

CELL C32 -- Automatically enter quantity of triple tier bins to be installed
            (for carousels on the 3rd level). This is an add on to the total quantity of bins in cell C40. Consult the factory for this price.

CELL C33 -- Enter total quantity of carousels that require sprinkler installation. (consult factory at this time)

CELL C34 -- Automatically enter total quantity of bins that require bin labels.

CELL C35 -- Automatically enter total quantity of shelves that require shelf labels.

CELL C36 -- Enter total quantity of carousels that require rear controls.

CELL C37 -- Enter total quantity of containers (totes, liners, etc.) that must be built.

CELL C38 -- Enter total quantity of containers that must be put into the carousels.

CELL C39 -- Enter total quantity of shelves that require shelf securing tie wraps.

CELL C41 -- Automatically enters the total quantity of light trees to be installed.

CELL C42 -- Automatically enters the total quantity of key trees to be installed.

CELL C43 -- Automatically enters the quantity of sort bars to be installed.

CELL C45 -- Automatically enters the quantity of first workstation segments to be installed.

CELL C46 -- Automatically enters the quantity of additional workstation segments to be installed.

CELL C47 -- Automatically enters the quantity of lift tables to be installed.

CELL C49 -- Automatically enters the quantity of fixed scanners to be installed.

CELL C51 -- Automatically enters a value of one for mezzanines to be installed.
            (consult factory for price)

                              COMPANY CONFIDENTIAL
                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

(C)DIAMOND PHOENIX CORP       COMPANY CONFIDENTIAL
_______________________________________________________________________________
                                  DO NOT COPY            PRICING PROGRAM MANUAL


Hardware installation continued


CELL C53 - Enter the quantity of conveyor systems to be installed. (conveyer hardware)

CELL C54 - Enter the quantity of conveyor systems to be installed. (conveyor controls, PLC, and debug)

CELL C56 - Enter the quantity of vertical lifts to be installed. (mechanical installation)

CELL C57 - Enter the quantity of vertical lifts to be installed. (controls, PLC and debug)

CELL C59 - Automatically enters the quantity of extractors to be installed.
           (mechanical installation)

CELL C60 - Automatically enters the quantity of overheight extractors to be installed (over 30'). This is an add on to the base price installation in cell C68.

CELL C61 - Automatically enters the quantity of extractors to be installed (PLC and debug). This price represents a five-day block of time.
           Consult the factory for multiple extractor systems.

CELL C62 - Automatically enters the same quantity as entered in cell C77. This price represents a five-day block of per diem time. Consult the factory for multiple extractor systems.

CELL C63 - Automatically enters the total quantity of carousel bins which will be used with extractors in the entire system. Each bin requires a bin positioning flag to be installed for use with the extractor.

CELL C64 - Automatically enters the quantity of carousels which will be used with extractors. Each carousel requires a bin positioning sensor assembly to be installed for use with the extractor.

CELL C66 - Enter the quantity of extractors to be installed for seismic installation. This is an add on price to the base price installation in cell C75.

CELL C67 - Depending on the site and the size of the extractors, there may be special moving requirements. Consult the factory if there are any restrictions or unusual obstacles.

CELL C68 - Enter the quantity of extractors to be installed remote panels.
           Remote panels are defined as being more than 10' away from an extractor or with any physical obstacles between them and the extractor. This configuration is highly discouraged and requires factory consultation.




                                       43
                              COMPANY CONFIDENTIAL


                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

(C)DIAMOND PHOENIX CORP      COMPANY CONFIDENTIAL
_______________________________________________________________________________
                                  DO NOT COPY            PRICING PROGRAM MANUAL

EQUIPMENT RENTALS
_______________________________________________________________________________

CELL C82 - Enter the quantity of man days required to unload the trucks. This option is only used when:
               - Delivery is not concurrent with installation, we are
                 responsible to unload and must schedule a separate person and trip to do this.

               - New facilities where customers can't or refuse to unload trucks, or trucks will arrive and must be unloaded well before an installation can begin and no one else can be found.

CELL C83 - Enter the quantity of airfares required to send someone to unload the trucks.

CELL C84 - Enter the quantity of weeks that a forklift is required for the installation. This option is only used when we can't borrow a customer's forklift and no other option is available.

CELL C85 - Enter the quantity of weeks that a manlift is required for the installation. This option is only used when we can't borrow a customer's manlift and no other option is available.

CELL C86 - Enter the quantity of days that a dumpster is required for the installation. This option is only used when we can't use a customer's dumpsters and no other option is available. Rapistan typically expects us to supply our own dumpster and tipping fees.

CELL C87 - Enter the quantity of occurrences that we would need to transport and dump the dumpster during the installation. This option is only used when we can't borrow a customer's trash removal facilities and no other option is available. Please note that this price varies by locality and must be positively checked if it is required for the installation.

CELL C88 - Enter the quantity of weeks that a full size crane is required for the installation. This option is only used when we can't use a forklift or manlift to complete the installation. Typically used for very high double tier or extractor projects with non structural roofs or obstacles in the way. Contact the factory if a crane may be required.

All equipment rental items are totaled in cell F90.


AUTOMATIC CALCULATIONS
_______________________________________________________________________________

Many categories of installation are now automatically calculated based on the values found in the System Information box at the top of sheet G. Generally these categories are estimated based on the size and configuration of the system. In order to maintain quality sites, it is the policy of Diamond Phoenix to include these items in all of our projects.

If a situation arises where you may want to delete some of these categories, you must get approval from the factory. They can be removed via the specials section or the G column in the summary sheet A.

     - Software/Hardware installation
     - Training
     - Site Supervision
     - Project Management
     - System Design Meeting



                                       44
                              COMPANY CONFIDENTIAL


                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

(C)DIAMOND PHOENIX CORP      COMPANY CONFIDENTIAL
--------------------------------------------------------------------------------
                                  DO NOT COPY             PRICING PROGRAM MANUAL
SOFTWARE AND COMPUTER HARDWARE INSTALLATION
--------------------------------------------------------------------------------


CELL C94  - Automatically enters the quantity of man days required for software installation. This is for the time a software technician must travel to the site, work with the computers, install the software and train the customers. This section will calculate for any installation that includes software.

CELL C95  - Enters the quantity of man days required for the installation of computer hardware and network. This is for the time it takes to install the pod and network wiring to the computers and peripherals. This section must be filled when we take responsibility for installing the network.

            Network installation is an optional category. Many customers choose to install the network themselves. The check box triggers this calculation. Leave empty if we are to do the network installation. Check the box if the customer chooses to do it.

CELL C96  - Is for a certified Ethernet/UTP/Cat-5 network installation.
            (contracted cost)

CELL C97  - Is for a custom network install. (consult factory)

CELL C99  - Enters the quantity of round trips required for a software technician to travel to the site.

CELL C100 - Enters the quantity of man days required for a software technician to travel. This covers travel expenses incurred by the technician. This quantity matches the amount of planned days the technician will be on site or traveling.

All software and computer installation items are totaled in cell F102.


GENERAL NOTES:
--------------------------------------------------------------------------------

1. In your proposals, do not quote more software installation time than is required (usually 3 days). Insecure customers will often insist on using time that they have "paid for" and hold our technicians at their site unnecessarily. Be sure to specify the time allotted to software installation and training. Do not leave these items as open ended decisions for the customer.

2. In many cases the customer is deciding to install the computer network themselves. This is typically happening because:

      - They do not know the exact computer locations at the time of the order.

      - There are remote servers and long cable runs (through ceilings etc.) which they do not want to have to pay for. (this costs considerably more if we have to charge for it)

      - Their MIS departments are capable and want to do it anyway.

      - The network is usually not complicated.


This situation is arising on many projects. It gives you some potential areas for movement when you get down to negotiating a final price with a customer. Remember this is for network installation only. You still need a minimum of 3 days for a software technician.




                                       45

                              COMPANY CONFIDENTIAL


                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

(C)DIAMOND PHOENIX CORP         COMPANY CONFIDENTIAL
--------------------------------------------------------------------------------
                                    DO NOT COPY           PRICING PROGRAM MANUAL


TRAINING
--------------------------------------------------------------------------------

Training takes place after the installation is completed and the system is accepted. There must be operational training in the use of the equipment, maintenance training in the equipment, and software training in the use of the software. Equipment and maintenance training is typically done by the site supervisor. A software technician typically does software training. Make sure that training specified matches the training offered in your proposal.

CELL C106 - Enters the quantity of man days required for a site supervisor to complete training.

CELL C107 - Enters the quantity of man days required for a software technician to complete training.

CELL C108 - If a special trip is required, enter the total quantity of round trips required for a software technician and/or a site supervisor to travel to the site. This is only required if training can't be done immediately after the installation while the site supervisor and software technician are already at the site.

CELL C109 - Enters the total quantity of man days required for training. This quantity matches the amount of planned days that a supervisor and or technician will put into training.

Training items are totaled in cell F111.

SITE SUPERVISION
--------------------------------------------------------------------------------

CELL C115 - Calculates the quantity of man days required for factory site supervision. This quantity is based on the size of the system shown in the system information box. If you want to delete this section, you must get approval in advance by the factory.

CELL C116 - Enters the quantity of round trips required for factory site supervision.

CELL C117 - Enters the quantity of man days required for factory site supervision. This covers travel expenses incurred by the site supervisor.

All site supervision items are totaled in cell F119.

PROJECT MANAGEMENT
--------------------------------------------------------------------------------

CELL C123 - Enters the quantity of man days required for project management.
            This is for the time a project manager must travel to the site. This section is filled out for any installation that requires on site project management. This is a separate section from the design meeting.

CELL C124 - Enters the quantity of round trips required for a project manager to travel to the site.

CELL C125 - Enters the quantity of man days required for a project manager to travel. This covers travel expenses incurred by the project manager.

All project management items are totaled in cell F127.


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                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]
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--------------------------------------------------------------------------------
                                  DO NOT COPY             PRICING PROGRAM MANUAL
SYSTEM DESIGN MEETING
--------------------------------------------------------------------------------

System design/kickoff meetings are held shortly after a project is sold. They typically involve a project manager and a software technician and are held at the customer's site. During this meeting all the space requirements, scheduling, equipment needs, host interfaces, and all other installation details specific to the customer's site are worked out directly with the customer. System design meetings are absolutely necessary to insure a quality project. Any systems that do not include this section must be approved in advance by the factory.

CELL C131 - Check box if at factory. Leave empty for on-site meeting.

CELL C132 - Enters the quantity of man days required for a software technician.
            This is for the time a software technician must travel to the site and take part in the meeting.

CELL C133 - Enters the quantity of man days required for the project manager.
            This is for the time a project manager must travel to the site and take part in the meeting.

CELL C135 - Enters the total quantity of round trips required for a software technician and/or a project manager to travel to the site.

CELL C136 - Enters the quantity of man days required for all persons attending the design meeting. This quantity matches the amount of planned days that attendees will be on site or travelling.

System design meeting items are totaled in cell F138.

START UP SUPPORT
--------------------------------------------------------------------------------

Start up support takes place after the installation and training are complete, and the system is accepted. This section is only used if a customer requests that we keep our personnel at the site after the system is started up for operational use. This is typically used for very large integrated systems where many operational problems will not be identified until the full operations begin. Items in this section are to be clearly identified and limited to set amounts in a contract. It is best to offer these items on a "time and material" basis. Do not leave them open to subjective interpretations of performance by the customer.

CELL C142 - Enter the quantity of man days required for a project manager to be on site.

CELL C143 - Enter the quantity of man days required for a site supervisor to be on site.

CELL C144 - Enter the quantity of man days required for a factory technician to be on site.

CELL C145 - Enter the quantity of man days required for a software technician to be on site.

CELL C147 - Enter the total quantity of round trips required if special trips must be made.


Cell C148 - Enter the total quantity of man days required for all personnel required for start up support including travelling time.

Start up support items are totaled in cell F150.

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                              COMPANY CONFIDENTIAL
                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]
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--------------------------------------------------------------------------------
                                    DO NOT COPY           PRICING PROGRAM MANUAL


INSTALLATION SPECIALS SECTION (ROWS 160 - 174)
--------------------------------------------------------------------------------

The specials section allows you to enter special items for installation not found in the standard price list. Descriptions are entered in column B, quantities are entered in column C, and unit prices are entered in column D. These prices are totaled in cell F180. The contents of these cells are automatically transferred to the installation specials lines on the summary sheet A.

Some typical special items are already listed in the specials section.

INSTALLATION OPTIONS SECTION (ROWS 176 - 194)
--------------------------------------------------------------------------------

The options section allows you to enter optional items for computer hardware and software. Descriptions are entered in column B, quantities are entered in column C, and unit prices are entered in column D. The options are totaled at the bottom of each box. Each option entered is transferred to the corresponding options sections on the summary sheet A. Because this is a list of options, no total is shown on the summary sheet.


IMPLEMENTATION SPECIALS SECTION (ROWS 196 - 210)
--------------------------------------------------------------------------------

The specials section allows you to enter special items for implementation not found in the standard price list. Descriptions are entered in column B, quantities are entered in column C, and unit prices are entered in column D. These prices are totaled in cell F216. The contents of these cells are automatically transferred to the implementation specials lines on the summary sheet A.


IMPLEMENTATION OPTIONS SECTION (ROWS 212 - 230)
--------------------------------------------------------------------------------

The options section allows you to enter optional items for computer hardware and software. Descriptions are entered in column B, quantities are entered in column C, and unit prices are entered in column D. The options are totaled at the bottom of each box. Each option entered is transferred to the corresponding options sections on the summary sheet A. Because this is a list of options, no total is shown on the summary sheet.

                                       48

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

                A                  B                 C        D     E         F        G        H        I
-------------------------------------------------------------------------------------------------------------
1     DIAMOND PHOENIX SHEET H              ENGINEERING PRICING                                  1 OF 1
2
-------------------------------------------------------------------------------------------------------------
3                                   CUSTOMER:    Diamond Phoenix      SALESMAN: Ima Seller
4     Maine                     Dist/Consult:    Capable distributor      DATE: 04-Sep-98
5     Release 3.1                    ADDRESS:    Anytown                  FILE: 0000
6                                                                     LOCATION: G:\Sales\
7                               PROJECT NAME:    ABC                  REVISION:
-------------------------------------------------------------------------------------------------------------
8
9    SYSTEM COMPONENTS
10
-------------------------------------------------------------------------------------------------------------
11                                                            HOURS       TOTAL           UNIT       EXTENDED
12   MANUFACTURING ENGINEERING                      QTY    PER UNIT       HOURS     LIST PRICE     LIST PRICE
13
14   SYSTEMS                                        --       --            --           $0                --
15   PODS AND STACKS                                --       10            --          $40                --
16   CAROUSELS (per carousel)                       --        6            --          $40                --
17   EXTRACTORS (per extractor)                     --       80            --          $40                --
18   LIGHT TREES (per pod)                          --        2            --          $40                --
19   KEY TREES                                      --        4            --          $40                --
20   SORT BARS (per pod)                            --        2            --          $40                --
21   PICKING WORKSTATIONS (per station)             --        4            --          $40                --
22   PUT WORKSTATIONS (per station)                 --        6            --          $40                --
23   STANDARD SOFTWARE (per system)                 --        8            --          $60                --
24   COMPUTERS (per system)                         --        8            --          $40                --
25   VERTICAL LIFTS (per unit)                      --        6            --          $40                --
26   TRANSPORTERS (per unit)                        --       10            --          $40                --
27   SYSTEM LAYOUT (per system)                     --       16            --          $40                --
28   LIFTABLES (per table)                          --        8            --          $40                --
29   SEISMIC STAMP (consult factory)                --                     --       $4,333                --
30   MEZZANINE                                                             --          $40                --
31
32
33   SYSTEM ENGINEERING (consult factory)                                  --          $75                --
34
35   SOFTWARE ENGINEERING (consult factory)                                --         $108                --
36
37   CONVEYOR ENGINEERING (per system) (consult factory)                   --          $75                --
38
39   SPECIAL ENGINEERING (consult factory)
40                                                                         --           $0                --
41                                                                         --           $0                --
42                                                                         --           $0                --
43                                                                         --           $0                --
44                                                                         --           $0                --
45           SPECIAL DRAWINGS                                              --           $0                --
46
-------------------------------------------------------------------------------------------------------------
47           TOTALS                                                        --                             $0
-------------------------------------------------------------------------------------------------------------
48
49
50
51
52
53   ENGINEERING OPTIONS
54
-------------------------------------------------------------------------------------------------------------
55   DESCRIPTION                                                          TOTAL           UNIT       EXTENDED
56                                                                        HOURS     LIST PRICE     LIST PRICE
57
58               --                                                        --           $0                --
59               --                                                        --           $0                --
60               --                                                        --           $0                --
61               --                                                        --           $0                --
62               --                                                        --           $0                --
63               --                                                        --           $0                --
64               --                                                        --           $0                --
65               --                                                        --           $0                --
66               --                                                        --           $0                --
67               --                                                        --           $0                --
68               --                                                        --           $0                --
-------------------------------------------------------------------------------------------------------------
69   TOTAL ENGINEERING OPTIONS                                                                            $0
-------------------------------------------------------------------------------------------------------------

(C)DIAMOND PHOENIX CORP      COMPANY CONFIDENTIAL
-------------------------------------------------------------------------------
                                  DO NOT COPY            PRICING PROGRAM MANUAL

ENGINEERING
SHEET H
SUMMARY SHEET LOCATION: ROW 44

Every system requires engineering time. All systems take up significantly more engineering time than we charge directly for on a project basis. The engineering section calculates a small quantity of manufacturing engineering hours (not already included in overhead) for the project based on the quantities and types of equipment. Most values are automatically calculated from the quantities on the summary sheet. Some values must be entered manually. These values are listed in the following table.

CELL E14 -- Enters the quantity of systems. This should typically be a quantity of one.

               - Diamond takes any responsibility for overall performance.
               - There are two or more interacting products (light trees and carousels for example)
               - Software is included
               - Any layout drawings are required by Diamond Phoenix

CELL E15 -- Enters the quantity of pods. (fractional values are not accepted)

CELL E22 -- Enters the quantity of put workstations

CELL E25 -- Enter the quantity of vertical lifts

CELL E26 -- Enter the quantity of transporters

CELL E29 -- Enter a quantity of 1 if a seismic stamp is require

CELL G33 -- Enter the quantity of system engineering hours required. System engineering is required for large systems with a high integration content and multiple interaction of equipment from different suppliers. You should include system engineering for:

               - Projects where Diamond supplies conveyor and takes system responsibility
               - Pick and pass systems which involve conveyor
               - All extractor projects
               - Projects with more than 5 pods to be supplied at one time
               - Projects with mezzanines

               Consult the factory for advisement if you require system engineering.

CELL G35 -- Enter the quantity of software engineering hours required. Software engineering is required for any systems that require added features to our standard software or special work due to a unique customer requirement or host interface. Any systems that include special software engineering must be approved in advance by the factory.

CELL G37 -- Enter the quantity of conveyor engineering hours required. Conveyor engineering is required for any systems where Diamond buys conveyor hardware, supplies the controls and PLC programming and takes full system responsibility. If conveyor engineering is required then you must consult the factory.

SPECIAL ENGINEERING AND ENGINEERING OPTIONS

Special engineering is for items which do not fit specific categories or are buyouts. An engineering options box is included for items which must show engineering as part of their price.



                                       49
                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

----------------------------------------------------------------------------------------------
                A               B            C          D          E          F       G
----------------------------------------------------------------------------------------------
1       DIAMOND PHOENIX      SHEET J        CONVEYOR CALCULATIONS                      1 OF 1
----------------------------------------------------------------------------------------------
2
----------------------------------------------------------------------------------------------
3                     CUSTOMER:  Diamond Phoenix       SALESMAN: Ima Seller
4   Maine         Dist/Consult:  Capable distributor   DATE:     04-Sep-98
5   Release 3.1        ADDRESS:  Anytown               FILENAME: 0000
6                                                      LOCATION: G:\Sales\
7                 PROJECT NAME:  ABC                   REVISION:
--------------------------------------------------------------------------------
8
--------------------------------------------------------------------------------
9   ENGINEERED CONVEYOR SUBSYSTEM
--------------------------------------------------------------------------------
10                                                                     LIST
11                                                                     PRICE
12
13  CONVEYOR SUBSYSTEM (Turn Key)                                       $0
14
15
16
--------------------------------------------------------------------------------
17
18                                  OR
19
--------------------------------------------------------------------------------
20  CONVEYOR SYSTEM SUMMARY
--------------------------------------------------------------------------------
21                                                                     LIST
22                                                                     PRICE
23
24  SYSTEM EQUIPMENT                                                    $0
25        Conveyor Equipment                                            $0
26        Electrical Devices, PLC, PC                                   $0
27        Software/Programming                                          $0
28  ENGINEERING
29        Project Management                                            $0
30        Mechanical Engineering                                        $0
31        Electrical Engineering                                        $0
32  INSTALLATION
33        Mechanical Installation                                       $0
34        Electrical Installation                                       $0
35  MISC
36
37
38
--------------------------------------------------------------------------------
39  TOTALS                                                              $0
--------------------------------------------------------------------------------
40
41  SPECIAL CONVEYOR ITEMS
--------------------------------------------------------------------------------
42                                                                     LIST
43                                                                     PRICE
44
45  0                                                                   $0
46  0                                                                   $0
47  0                                                                   $0
48  0                                                                   $0
49  0                                                                   $0
50  0                                                                   $0
51  0                                                                   $0
52  0                                                                   $0
53  0                                                                   $0
54  0                                                                   $0
55
--------------------------------------------------------------------------------
56  TOTAL SPECIAL ITEMS                                                       $0
--------------------------------------------------------------------------------
57
58  CONVEYOR OPTIONS
--------------------------------------------------------------------------------
59                                                                     LIST
60                                                                     PRICE
61
62  0                                                                   $0
63  0                                                                   $0
64  0                                                                   $0
65  0                                                                   $0
66  0                                                                   $0
67  0                                                                   $0
68  0                                                                   $0
69  0                                                                   $0
70  0                                                                   $0
71
--------------------------------------------------------------------------------
72  TOTAL CONVEYOR OPTIONS                                                    $0
--------------------------------------------------------------------------------

(C)DIAMOND PHOENIX CORP      COMPANY CONFIDENTIAL
--------------------------------------------------------------------------------
                                  DO NOT COPY             PRICING PROGRAM MANUAL
CONVEYOR
SHEET J
SUMMARY SHEET LOCATION: ROW 45

Many systems require conveyor to be supplied as part of the project. The size and complexity of the conveyor system determine whether Diamond can supply it and take full system responsibility. Because most customers prefer a single source for a system, the policy of Diamond Phoenix is to take conveyor responsibility when feasible. There are two methods for supplying conveyor for a part of a Diamond Phoenix system. They are:

ENGINEERED CONVEYOR SUBSYSTEM
--------------------------------------------------------------------------------

An engineered conveyor subsystem is when a conveyor manufacturer or a dealer supply the conveyor to Diamond as a turnkey package. This means that the supplier takes all the components which make up the conveyor system into account. These items would be supplied for the conveyor system:

     - Conveyor hardware
     - Conveyor controls
     - Conveyor software (if applicable)
     - Conveyor installation
     - Conveyor site supervision
     - Conveyor project management

Diamond Phoenix would pay one price to the conveyor supplier. The required margin for Diamond on that conveyor price is 25%. This is the least troublesome and most time effective method of supplying conveyor. It is also more expensive. The benefit is that the conveyor is supplied for a single turnkey price with minimum time invested by Diamond to engineer and manage the conveyor portion of the project. If the quote is constructed in this way, then the conveyor contract deliverables must be tightly written and managed by Diamond. Enter the price of an engineered subsystem in the following manner:

CELL F13 - Enter the cost of the conveyor subsystem. This is the price of the conveyor given to Diamond from the conveyor supplier which includes complete terms and conditions.

The list price is transferred to the summary sheet. Multipliers must then be entered separately on the summary sheet. Summary sheet calculations determine the final price of the conveyor. Due to different list multipliers it is possible that the conveyor price sheet may not match up to the summary sheet.




                                       50

                              COMPANY CONFIDENTIAL


                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

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--------------------------------------------------------------------------------
                                  DO NOT COPY             PRICING PROGRAM MANUAL

CONVEYOR HARDWARE (ENGINEERED BY DIAMOND PHOENIX)
--------------------------------------------------------------------------------


A "hardware" conveyor quote means that Diamond buys the conveyor hardware and takes responsibility for supplying all the other elements needed for the conveyor system. Diamond Phoenix would then supply these items:

     - System Equipment
     - Engineering
     - Installation

Diamond Phoenix would take responsibility for integrating all the components that go into the conveyor system. The required margin on these components is 25%. This method is more time consuming, engineering intensive, and involves more project risk. It is also less expensive than an engineered subsystem. The benefit is that the conveyor components have a single markup on them. Enter the price of these components in the following manner.

CELL F25 - Enter the list price of the conveyor hardware. This is the price of the conveyor Diamond will purchase from the conveyor supplier divided by .6. Consult the factory for this price.

CELL F26 - Enter the list price of the controls devices and computer hardware.

CELL F27 - Enter the list price of the controls software and programming.

CELL F29 - Enter the list price of project management for the conveyor only.

CELL F30 - Enter the list price of mechanical engineering for the conveyor.

CELL F31 - Enter the list price of electrical engineering for the conveyor.

CELL F33 - Enter the list price of mechanical installation for the conveyor only.

CELL F34 - Enter the list price of electrical installation for the conveyor only.


If you elect to have Diamond supply the conveyor system in this manner it is required that you consult the factory for these estimates and prices.

Note:

A much larger and more detailed spreadsheet is used for larger conveyor systems.




                                       51

                              COMPANY CONFIDENTIAL


                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

-------------------------------------------------------------------------------------------------------------------
     A                 B       C          D          E       F            G           H
-------------------------------------------------------------------------------------------------------------------
 1    DIAMOND PHOENIX                     SHEET K   LIFTING TABLE 1  PRICING       1 OF 2
-------------------------------------------------------------------------------------------------------------------
 2
-------------------------------------------------------------------------------------------------------------------
 3                     CUSTOMER:  Diamond Phoenix       SALESMAN: Ima Seller
 4   Maine         Dist/Consult:  Capable distributor       DATE: 04-Sep-98
 5   RELEASE 3.1        ADDRESS:  Anytown               FILENAME: 0000
 6                                                      LOCATION: G:\Sales\
 7                 PROJECT NAME:  ABC                   REVISION:
-------------------------------------------------------------------------------------------------------------------
 8
-------------------------------------------------------------------------------------------------------------------
 9  ALL LIFT TABLES WILL BE SUPPLIED BY AUTOQUIP
10  ANY REQUEST TO CHANGE LIFT TABLES MUST BE CONFIRMED IN WRITING BY THE FACTORY IN ADVANCE OF THE ORDER
-------------------------------------------------------------------------------------------------------------------
11
12
13
14
-------------------------------------------------------------------------------------------------------------------
15  CAROUSEL LIFT TABLE 1                                 -              $0                $0
-------------------------------------------------------------------------------------------------------------------
16  LENGTH          14 FEET        4267 mm
17   WIDTH           6 FEET        1829 mm
18  TRAVEL          72 INCHES     21946 mm
19
-------------------------------------------------------------------------------------------------------------------
20        ITEM                                           QTY    CHECK                LIST PRICE      EXTENDED PRICE
21                                                             OPTIONS
22  BASIC LIFT                                            -                           $14,067           -
23    2000 lbs capacity, 500 lb end load, 1000 lb side load
24    Standard Railing configuration at max 48" high
25    1 swing gate with mechanical latch
26    15' 1/2" hydraulic hose
27    460V or 230v-3p-60h
28    20 fpm up and down speed
29    11 gallon reservoir
30    NEMA 1 Power panels
31    4" high kickplates
32    Floor cushions
33    NEMA 1 footswitch (115v)
34    Standard paint (DPC BLUE)
35    Fine oxide grit finish
36    Safely chains @ carousel openings
37  ACCORDIAN SAFETY SKIRT                                -                           $1,000            -
38  SECOND MECHANICAL GATE                                -             [ ]             $633            -
39  INTERLOCK GATE OPTION                                 -             [ ]             $417            -
40  SOFT START/STOP CONTROLS                              -                           $2,067            -
41  E-CHAIN AND WIRE MOUNTING                             -                             $750            -
42  NEMA 4 BUTTONS                                        -             [ ]             $125            -
43  NEMA 12 PANELS                                        -             [ ]             $500            -
44  WIREWAY AT LIFTABLE                                   -                             $115            -
45  SPECIAL PAINT (to match carousels)                    -             [ ]           $1,000            -
46  ANTI FATIGUE MATTING                                  -             [ ]               $0            -
47  ADD ON WING (12"-24")                                 -                           $1,830            -
48  E-STOP WIRED TO BASE                                  -             [ ]             $300            -
49  POD TASK COMPLETE BUTTON                              -             [ ]             $218            -
-------------------------------------------------------------------------------------------------------------------
50  TOTAL LIFT TABLE WITH OPTIONS                                                                      $0
-------------------------------------------------------------------------------------------------------------------
51
52  SPECIAL LIFT TABLE ITEMS (FOR ALL LIFT TABLES)
-------------------------------------------------------------------------------------------------------------------
53        ITEM                                                           QTY       LIST PRICE      EXTENDED PRICE
54
55  0                                                                     -               $0            -
56  0                                                                     -               $0            -
57  0                                                                     -               $0            -
58  0                                                                     -               $0            -
59  0                                                                     -               $0            -
60  0                                                                     -               $0            -
61  0                                                                     -               $0            -
62  0                                                                     -               $0            -
63  0                                                                     -               $0            -
64  0                                                                     -               $0            -
65
-------------------------------------------------------------------------------------------------------------------
66  SPECIAL LIFT TABLE ITEMS                                                                            $0
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     A                 B       C          D          E       F            G           H           I
-------------------------------------------------------------------------------------------------------------------
 68    DIAMOND PHOENIX                     SHEET K   LIFTING TABLE 2  PRICING       2 OF 2
-------------------------------------------------------------------------------------------------------------------
 69
-------------------------------------------------------------------------------------------------------------------
 70                     CUSTOMER:  Diamond Phoenix       SALESMAN: Ima Seller
 71   DPC 07        Dist/Consult:  Capable distributor       DATE: 04-Sep-98
 72   Release 3.1        ADDRESS:  Anytown               FILENAME: 0000
 73                                                      LOCATION: G:\Sales\
 74                 PROJECT NAME:  ABC                   REVISION:
-------------------------------------------------------------------------------------------------------------------
 75
-------------------------------------------------------------------------------------------------------------------
 76  CAROUSEL LIFT TABLE 2                       -          $0            $0
-------------------------------------------------------------------------------------------------------------------
 77  LENGTH          15 FEET        4572 mm
 78   WIDTH           6 FEET        1829 mm
 79  TRAVEL          96 INCHES     29291 mm
 80
-------------------------------------------------------------------------------------------------------------------
 81     ITEM                                                 QTY         CHECK        LIST PRICE      EXTENDED PRICE
 82                                                                     OPTIONS
 83  BASIC LIFT                                                                       $21,433            -
 84    2000 lbs capacity, 500 lb end load, 1000 lb side load
 85    Standard Railing configuration at max 48" high
 86    1 swing gate with mechanical latch
 87    15' 1/2" hydraulic hose
 88    230v-3p-60h
 89    20 fpm up and down speed
 90    11 gallon reservoir
 91    NEMA 1 Power panels
 92    4" high kickplates
 93    Floor cushions
 94    NEMA 1 footswitch (115v)
 95    Standard paint (DPC BLUE)
 96    Fine oxide grit finish
 97    Safely chains @ carousel openings
 98  ACCORDIAN SAFETY SKIRT                                                            $1,333            -
 99  SECOND MECHANICAL GATE                                    -         [ ]             $633            -
100  INTERLOCK GATE OPTION                                     -         [ ]             $417            -
101  SOFT START/STOP CONTROLS                                  -         [ ]           $2,067            -
102  E-CHAIN AND WIRE MOUNTING                                 -                         $500            -
103  NEMA 4 BUTTONS                                            -         [ ]             $125            -
104  NEMA 12 PANELS                                            -                         $500            -
105  WIREWAY AT LIFTABLE                                       -                         $115            -
106  SPECIAL PAINT (to match carousel)                         -         [ ]           $1,000            -
107  ANTI FATIGUE MATTING                                      -         [ ]               $0            -
108  ADD ON WING (12"-24")               NEED>                 -                       $1,830            -
109  E-STOP WIRED TO BASE                                      -         [ ]             $300            -
110  POD TASK COMPLETE BUTTON                                  -         [ ]             $218            -
-------------------------------------------------------------------------------------------------------------------
111  TOTAL LIFT TABLE WITH OPTIONS                                                                      $0
-------------------------------------------------------------------------------------------------------------------
112
113  LIFT TABLE OPTIONS (FOR ALL LIFT TABLES)
-------------------------------------------------------------------------------------------------------------------
114        ITEM                                                           QTY       LIST PRICE      EXTENDED PRICE
115
116  SECOND BAR GATE (mechanical latch)                                    -             $700            -
117  SECOND BAR GATE (electrical interlock)                                -           $1,917            -
118  NEMA 4 BUTTONS                                                        -             $125            -
119  NEMA 12 PANELS                                                        -             $500            -
120  SPECIAL PAINT (to match carousels)                                    -             $375            -
121  ANTI FATIGUE MATTING                                                  -               $0            -
122  CAROUSEL E-STOP                                                       -             $292            -
123  POD TASK COMPLETE BUTTON                                              -             $218            -
124  0                                                                     -               $0            -
125                                                                        -               $0            -
126
-------------------------------------------------------------------------------------------------------------------
127  TOTAL LIFE TABLE OPTIONS                                                                            $0
-------------------------------------------------------------------------------------------------------------------

(C)DIAMOND PHOENIX CORP       COMPANY CONFIDENTIAL
--------------------------------------------------------------------------------
                                  DO NOT COPY             PRICING PROGRAM MANUAL

LIFT TABLES
SHEET K
SUMMARY SHEET LOCATION: ROWS 46 - 48

If Diamond Phoenix is taking quality and performance responsibility for the lift tables in the system then Autoquip will be the supplier of the lift tables. Substitutions of suppliers or parts cause quality and schedule problems. Any request to change lift tables must be confirmed in writing by the factory in advance of the order. Project management and engineering costs will be added for any lift table substitutions. The lift table price sheet has options to price 2 separate lift tables. Each of these transfers automatically to the summary sheet. Most of the lift table pricing is based on entering values for size and travel. The only other values required are for quantities. Required values are:

CELL B16 - Enter the length for size of lift table you need. Values for the length of the lift table are in the following table. Numbers represent feet.

           -------------------------------------------------------------------
           LENGTHS        10        12       13        14        15        16
           -------------------------------------------------------------------

CELL B17 - Enter the width of the lift table.

CELL B18 - Enter the vertical travel for the lift table you need. Values for the vertical travel of the lift table are in the following table.
           Numbers represent inches.

           -----------------------------
           TRAVEL         72        84
           -----------------------------

CELL D22 - Enter the quantity for the base price of the lift table, usually one.

CELL D37 - Enter the quantity of accordian safety skirts required. (typically one per lift)

CELL D38 - Enter the quantity of additional bar gates required with a mechanical latch. One bar gate with an electrical interlock is included in the standard price.

CELL D39 - Enter the quantity of additional bar gates required with an electrical interlock.

CELL D40 - Enter the quantity of soft start/stop controls required for 96"
           travel and tables longer than 16'.

CELL D41 - Enter the quantity of E-chain are wire mounting hardware required.
           (typically one per lift table)

CELL D42 - Enter a value of one if NEMA 4 buttons are required.

CELL D43 - Enter a value of one if NEMA 12 panels are required.

CELL D44 - Enter a value of one if wireway is required from the lift table to the control panel.

CELL D45 - Enter a value of one if special paint is required. (standard color is blue)

CELL D46 - Enter the quantity of square feet on the lift table if anti fatigue matting is required. (not available)

CELL D47 - Enter a value of one if an add on wing is required. All lift tables come standard with 6' widths. This option is used if additional width or special shape add on wings are required.

CELL D48 - Enter a value of one if an e-stop wired to the base is required.

CELL D49 - Enter a value of 1 if a pod task complete button is required.

All lift table prices are totaled in cell H50.


                                       52

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

(C)DIAMOND PHOENIX CORP       COMPANY CONFIDENTIAL
--------------------------------------------------------------------------------
                                  DO NOT COPY             PRICING PROGRAM MANUAL

The quantity, list price and extend price are calculated in row 15. The list price is transferred to the summary sheet. Multipliers must then be entered separately on the summary sheet. Summary sheet calculations determine the final price of the lift table. It is required that the lift table price sheets match up to the summary sheets for order entry.

LIFT TABLE SPECIALS SECTION (ROWS 52 - 66)
--------------------------------------------------------------------------------

The specials section allows you to enter special items for implementation not found in the standard price list. Descriptions are entered in column A, quantities are entered in column E, and unit prices are entered in column F. These prices are totaled in cell H66. The contents of these cells are automatically transferred to the lift table specials lines on the summary sheet A.

LIFT TABLE OPTIONS SECTION (ROWS 113 - 127)
--------------------------------------------------------------------------------

The options section allows you to enter optional items for computer hardware and software. Descriptions are entered in column A, quantities are entered in column E, and unit prices are entered in column F. The options are totaled at the bottom of each box. Each option, entered is transferred to the corresponding options sections on the summary sheet A. Because this is a list of options, no total is shown on the summary sheet.

                                       53

                              COMPANY CONFIDENTIAL

                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

----------------------------------------------------------------------------------------------------------------------------------
                   A            B            C         D          E          F          G         H         I              J
----------------------------------------------------------------------------------------------------------------------------------
1         DIAMOND PHOENIX                SHEET L                       SPECIAL ELECTRICAL                            1 OF 1
2
----------------------------------------------------------------------------------------------------------------------------------
3                       CUSTOMER:    Diamond Phoenix                     SALESMAN:   Ima Seller
4   Maine           Dist/Consult:    Capable distributor                     DATE:   04-Sep-98
5   Release 3.1          ADDRESS:    Anytown                                 FILE:   0000
6                                                                        LOCATION:   G:\Sales\
7                   PROJECT NAME:    ABC                                 REVISION:
----------------------------------------------------------------------------------------------------------------------------------
8
9
----------------------------------------------------------------------------------------------------------------------------------
10        ITEM                                                        QTY      LIST PRICE                 EXTENDED PRICE
11
12   NEMA 12 PANELS
13
14        1 CAROUSEL POD                                                -        $  3,758                        -
15        2 CAROUSEL POD                                                -        $  4,165                        -
16        3 CAROUSEL POD                                                -        $  4,588                        -
17        4 CAROUSEL POD                                                -        $  5,003                        -
18
19   CUSTOM ELECTRICAL PANEL consult factory                            -        $      0                        -
20
21
22   WIRE MARKERS (per panel)                                           -        $    167                        -
23   ONEAC POWER CONDITIONER (per pod)                                  -        $  2,833                        -
24   BREAKER PANELS FOR 110V (per pod)                                  -        $  1,333                        -
25   WINDOW IN PANEL DOOR (per panel)                                   -        $    348                        -
26
27
28
29
30   JIC SPECIFICATIONS (per panel) consult factory                     -        $      0                        -
31   JIC SPECIFICATIONS (per machine) consult factory                   -        $      0                        -
32   UL CERTIFICATION (per panel)                                       -        $    710                        -
33   UL CERTIFICATION (per machine) consult factory                     -        $    562                        -
34   NFPA 79 CODE (standard)                                            -        $      0                        -
35                                                                      -        $      0                        -
36                                                                      -                                        -
37                                                                      -                                        -
38   SPECIAL ENTRIES
39                                                                      -        $      0                        -
40                                                                      -        $      0                        -
41                                                                      -        $      0                        -
42                                                                      -        $      0                        -
43                                                                      -        $      0                        -
44                                                                      -        $      0                        -
45                                                                      -        $      0                        -
46                                                                      -        $      0                        -
47
----------------------------------------------------------------------------------------------------------------------------------
48   TOTAL SPECIAL ELECTRICAL                                                                                   $0
----------------------------------------------------------------------------------------------------------------------------------
49
50
51
52   SPECIAL ELECTRICAL OPTIONS
53
----------------------------------------------------------------------------------------------------------------------------------
54        ITEM                                                        QTY      LIST PRICE                 EXTENDED PRICE
55                                                                      -        $      0                        -
56  0                                                                   -        $      0                        -
57  0                                                                   -        $      0                        -
58  0                                                                   -        $      0                        -
59  0                                                                   -        $      0                        -
60  0                                                                   -        $      0                        -
61  0                                                                   -        $      0                        -
62  0                                                                   -        $      0                        -
63  0                                                                   -        $      0                        -
64  0                                                                   -        $      0                        -
65
----------------------------------------------------------------------------------------------------------------------------------
66  TOTAL SPECIAL ELECTRICAL OPTIONS                                                                            $0
----------------------------------------------------------------------------------------------------------------------------------

(C)DIAMOND PHOENIX CORP      COMPANY CONFIDENTIAL
-------------------------------------------------------------------------------
                                  DO NOT COPY            PRICING PROGRAM MANUAL

SPECIAL ELECTRICAL
SHEET L
SUMMARY SHEET LOCATION: ROW 49

Many systems require special electrical modifications to our equipment or the customer requires that specific electrical codes be followed. This almost always involves a project specific review. The special electrical price sheet is for adding electrical options to all of our equipment. It is then transferred into the summary sheet as one total. Since many of these requirements and codes apply to all the equipment being supplied for a project, it is the most efficient way to organize this pricing. There are some special electrical items, which are required frequently, enough that they are listed as options in the special electrical sheet. Multiple other option lines are provided in this section to accommodate special entries.

CELL F14 - Enter the quantity of NEMA12 panels needed for pods with 1 carousel.
           NEMA12 panels are typically supplied for multiple carousel on a per pod basis. This means that all the controls necessary for that pod are incorporated into a single panel. Different size panels are required as the quantity of carousels in the pod increases.

CELL F15 - Enter the quantity of NEMA12 panels needed for pods with 2 carousels.

CELL F16 - Enter the quantity of NEMA12 panels needed for pods with 3 carousels.

CELL F17 - Enter the quantity of NEMA12 panels needed for pods with 4 carousels.

CELL F19 - Enter the quantity of custom electrical panels needed. Consult the factory with requirements.

CELL F22 - Enter the quantity of panels requiring special wire markers. Some customers require specific numbering and marking systems be used for internal panel wiring.

CELL F23 - Enter the quantity of pod panels requiring ONEAC power conditioners.

CELL F24 - Enter the quantity of pod panels requiring breaker panels for 110 V power.

CELL F25 - Enter the quantity of pod panels requiring a window in the panel door.

CELL F30 - Enter the quantity of electrical panels that subject to JIC specifications.

CELL F31 - Enter the quantity of machines that subject to JIC specifications.
           This means the quantity of carousels, extractors etc. You must consult the factory for this option.

CELL F32 - Enter the quantity of electrical panels that must be UL certified.

CELL F33 - Enter the quantity of machines that must be UL certified.

CELL F34 - Enter the quantity of electrical panels that subject to NFPA79 specifications.

CELLS F49-46 - These rows are for entering any special entries. All cells in this range are changeable. Remember that LIST PRICES must be entered in column G. If you are given a net price for a special item you should divide that net price by .8 to get the list price.

The Summary box calculates the total price for special electrical items in cell
148. The list price is transferred to the summary sheet where multipliers are entered separately. Summary sheet calculations determine the final price of special electrical items. It is required that the price sheets match up to the summary sheets for order entry.

OPTIONS

Options for special electrical components are entered in the options box in rows 56 through 64.

                              COMPANY CONFIDENTIAL
                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

------------------------------------------------------------------------------------------------------------------------------------
      A        B        C        D        E        F        G        H        I        J        K        L        M        N       O
------------------------------------------------------------------------------------------------------------------------------------
1   DIAMOND PHOENIX           SHEET M               MEZZANINE CALCULATIONS                                          1 OF 1
2
3                 CUSTOMER: Diamond Phoenix                                                              SALESMAN: Ima Seller
4   DPC 07    Dist/Consult: Capable distributor                                                              DATE:
5   RELEASE 3.1    ADDRESS: Anytown                                                                      FILENAME: 0000
6                                                                                                        LOCATION: G:\Sales\
7             PROJECT NAME: ABC                                                                          REVISION:
====================================================================================================================================
8
9   MEZZANINE 1                                                                                          QTY        LIST   EXTENDED
====================================================================================================================================
10
11  SQUARE FOOTAGE                  0
12  TYPE                      [ ]  CAROUSEL SUPPORTED                                                      0      $15.10    $0
13                                 FREE STANDING
14  LOAD per SQFT             [X]  125   [ ] 150   [ ] 200   [ ] 250   [ ] 300
15  SPAN between Columns      [X]  12ft  [ ] 16ft  [ ] 20ft  [ ] 24ft                                      0      $12.08    $0
====================================================================================================================================
16  DECK type                 [ ]  SturdiFloor on 20 ga Corrugated                                         -       $4.08    $0
17                            [ ]  ResinDek 45 w/Acryseal 20 ga Corrugated                                 -       $6.30    $0
18                            [ ]  Bar Grating (black)                                                     -       $7.18    $0
19                            [ ]  Plank (galvanized)                                                      -       $7.53    $0
20                            [ ]  12 ga Diamond Plate, 1/2" plywood, 20 ga cor.                           -       $8.17    $0
====================================================================================================================================
21  STAIRS                                                               Up to 6' height                   -   $1,436.67    $0
22                                                                      Up to 10' height                   -   $2,195.00    $0
23                                                                      Up to 12' height                   -   $2,491.67    $0
====================================================================================================================================
24  LANDINGS                                                           In-Line, External                   -   $1,783.33    $0
25                                                                    U-Shaped, External                   -   $2,146.67    $0
====================================================================================================================================
26  HANDRAIL w/Kickplate                                                  Standard Mount  Linear feet      -      $23.33    $0
27                                                                         Surface Mount  Linear feet      -      $30.00    $0
28                                                            Non Mezzanine Application:  Linear feet      -      $35.00    $0
====================================================================================================================================
29  FORK LIFT GATES                                          Swing in w/Threshhold (12")     4' TO 6'            $625.00    $0
30                                                           Swing in w/Threshhold (12")    8' TO 12'            $980.00    $0
31                                                   Self Closing Add-on (spring loaded)     4' TO 8'            $115.00    $0
32                                                         Slide Gate w/threshhold (12")     6' TO 8'          $1,435.00    $0
33  Specials                                                                                                                $0
====================================================================================================================================
34                                                                                                                           0
35                                                                                                                           0
36                                                                                                                           0
37                                                                                                                           0
38                                                                                                                           0
39                                                                                                                           0
40  Options                                                                                                                 $0
====================================================================================================================================
41                                                                                                                           0
42                                                                                                                           0
43                                                                                                                           0
====================================================================================================================================
44
45
46  MEZZANINE 2                                                                                          QTY        LIST   EXTENDED
====================================================================================================================================
47
48  SQUARE FOOTAGE                  0
49  TYPE                      [X]  CAROUSEL SUPPORTED                                                      0      $15.10    $0
50                                 FREE STANDING
51  LOAD per SQFT             [X]  125   [ ] 150   [ ] 200   [ ] 250   [ ] 300
52  SPAN between Columns      [X]  12ft  [ ] 16ft  [ ] 20ft  [ ] 24ft                                      0      $12.08    $0
====================================================================================================================================
53  DECK type                 [ ]  SturdiFloor on 20 ga Corrugated                                         -       $0.00    $0
54                            [ ]  ResinDek 45 w/Acryseal 20 ga Corrugated                                 -       $0.00    $0
55                            [ ]  Bar Grating (black)                                                     -       $0.00    $0
56                            [ ]  Plank (galvanized)                                                      -       $0.00    $0
57                            [ ]  12 ga Diamond Plate, 1/2" plywood, 20 ga cor.                           -       $0.00    $0
====================================================================================================================================
58  STAIRS                                                               Up to 6' height                   -   $1,436.67    $0
59                                                                      Up to 10' height                   -   $2,195.00    $0
60                                                                      Up to 12' height                   -   $2,491.67    $0
====================================================================================================================================
61  LANDINGS                                                           In-Line, External                   -   $1,783.33    $0
62                                                                    U-Shaped, External                   -   $2,146.67    $0
====================================================================================================================================
63  HANDRAIL w/Kickplate                                                  Standard Mount  Linear feet      -      $23.33    $0
64                                                                         Surface Mount  Linear feet      -      $30.00    $0
65                                                            Non Mezzanine Application:  Linear feet      -      $35.00    $0
====================================================================================================================================
66  FORK LIFT GATES                                          Swing in w/Threshhold (12")     4' TO 6'            $625.00    $0
67                                                           Swing in w/Threshhold (12")    8' TO 12'            $980.00    $0
68                                                   Self Closing Add-on (spring loaded)     4' TO 8'            $115.00    $0
69                                                         Slide Gate w/threshhold (12")     6' TO 8'          $1,435.00    $0
70  Specials                                                                                                                $0
====================================================================================================================================
71                                                                                                                           0
72                                                                                                                           0
73                                                                                                                           0
74                                                                                                                           0
75                                                                                                                           0
76                                                                                                                           0
77  Options                                                                                                                 $0
====================================================================================================================================
78                                                                                                                           0
79                                                                                                                           0
80                                                                                                                           0
====================================================================================================================================

(C)DIAMOND PHOENIX CORP       COMPANY CONFIDENTIAL
--------------------------------------------------------------------------------
                                  DO NOT COPY             PRICING PROGRAM MANUAL

MEZZANINE
SHEET M
SUMMARY SHEET LOCATION: ROW 50

The mezzanine sheet has been reconstructed for easier use. The sheet provides for two separate mezzanines to be priced.

CELL D11 - Enter square footage of mezzanine 1
CELL D12 - Check this cell if mezzanine is to be carousel supported CELLS D14-M14 - Select the load per square foot required
CELLS D15-M15 - Select the span between columns desired
CELLS D16-D20 - Select the type of deck desired

CELL N21 - Enter the quantity of stairs up to 6' high desired
CELL N22 - Enter the quantity of stairs up to 10' high desired
CELL N23 - Enter the quantity of stairs up to 12' high desired

CELL N24 - Enter the quantity of in-line, external landings desired CELL N25 - Enter the quantity of u-shaped, external landings desired

CELL N26 - Enter the quantity of standard mount handrail w/kickplate
CELL N27 - Enter the quantity of surface mount handrail w/kickplate
CELL N28 - Enter the quantity of non-mezzanine application handrail w/kickplate

CELL N29 - Enter the quantity of 4' to 6' Swing-in fork lift gates
CELL N30 - Enter the quantity of 8' to 12' Swing-in fork lift gates
CELL N31 - Enter the quantity of 4' to 8' self closing add-on fork lift gates CELL N32 - Enter the quantity of 6' to 8' slide fork lift gates

CELLS A34-39 - These rows are for entering any special entries. All cells in this range are changeable. Remember that list prices must be entered in column O. If you are given a net price for a special item you should divide that net price by .8 to get the list price.

The Summary box calculates the total price for mezzanine items in cell P40. The list price is transferred to the summary sheet where multipliers are entered separately. Summary sheet calculations determine the final price of special electrical items. It is required that the price sheets match up to the summary sheets for order entry.

OPTIONS

Options for mezzanine components are entered in the options box in rows 41 through 43.


                                       55
                              COMPANY CONFIDENTIAL
                    [DIAMOND PHOENIX CORPORATION LETTERHEAD]

                             CAROUSELS SHEET B  PG 1
--------------------------------------------------------------------------------
                            SHELF LIST TABLE 5/1/98

                     150 LB                         225 LB                    80 LB
               --------------------          -------------------      -------------------
WIDTH  MODEL   12      18      22     MODEL  12      18       22      12      18       22    MODEL
--------------------------------------------------------------------------------------------------
 14.75  A    $7.59    $8.81    $9.50  A     $7.93    $9.31   $10.10   $7.28   $8.42   $9.10  A
 18.75  B    $8.60    $9.94   $10.65  B     $9.03   $10.56   $11.40   $8.20   $9.43  $10.15  B
  21.5  C    $9.53   $10.97   $11.72  C    $10.05   $11.72   $12.62   $9.08  $10.39  $11.14  C
    24  D    $9.67   $11.15   $11.90  D    $10.19   $11.89   $12.80   $9.16  $10.49  $11.24  D
    25  E    $9.68   $11.16   $11.91  E    $10.20   $11.91   $12.81   $9.17  $10.50  $11.25  E
    28  D5  $11.49   $13.13   $13.94  D5   $12.18   $14.13   $15.15  $10.90  $12.36  $13.18  D5
    32  F   $11.68   $13.39   $14.21  F    $12.37   $14.39   $15.41  $11.01  $12.51  $13.33  F
    36  G   $12.73   $14.58   $15.43  G    $13.50   $15.70   $16.78  $11.95  $13.56  $14.41  G


DRIVES LIST PRICE 5/1/98                        CHAIN LIST PRICE BY CAPACITY PER BIN

S1.0   $4,947.91                                MODEL  WIDTH     600    1000    1500    2000
D1.0   $6,228.17                                A      14.75    78.54   113.5   113.5   113.5
S1.5   $4,972.90                                B      18.75    92.38  127.35  127.35  127.35
D1.5   $6,361.51                                C       21.5    93.28  128.25  128.25  128.25
SU1.5  $5,161.24 UPGRADE                        D         24    93.98  128.95  128.95  128.95
DU1.5  $6,738.17 UPGRADE                        D5        25    94.11  129.08  129.08  129.08
S2.0   $5,243.24                                E         28   133.03     168     168     168
D2.0   $7,203.17                                F         30    134.1  169.07  169.07  169.07
SU2.0  $6,057.91 UPGRADE                        G         36   135.52  170.48  170.48  170.48
DU2.0  $8,886.50 UPGRADE
S3.0   $6,276.24
D3.0   $9,934.83
T3.0     CALL    TORQUE DRIVE

-------------------------------------------------------------------------------

Carousels Sheet B PG 2

  WIDTH        MODEL         PER INCH WIDTH SHELF ADDER

  14.75           A            $0.18
  18.75           B            $0.22
   21.5           C            $0.26
     25           D            $0.26
     28           E            $0.36
     32           F            $0.36
     36           G            $0.40


Total Bin Labels                   0
Total Shelf Labels                 0
TOTAL BINS                         0
TOTAL SHELVES                      0
TOTAL OILERS                       0
TOTAL PANELS                       0
TOTAL DUAL BINS                    0


DRIVES       440 COST       440 VOLT DRIVE ADDER
S1.0            $713
S1.5            $872
S2.0            $872
S3.0            $943
D1.0            $872
D1.5            $943
D2.0            $993
D3.0          $1,063
SU1.5           $872
SU2.0           $872
DU1.5           $943
DU2.0           $993

                             Carousels Sheet B PG3

                        LIST PRICE CAROUSEL FRAMES 5/1/98

NUMBER
OF BINS     A            B            C            D            E            F            G
12                                                                       3268.39532   3641.01143
13                                                                       3578.80571   3770.43805
14                                             3162.64888    3334.5756   3693.66882     4094.364
15                                             3168.64721   3633.41711   3808.53193   4100.36233
16                   3174.64554   3174.64554   3304.88644   3736.71134   4106.36067   4300.31359
17                   3180.64388   3180.64388   3588.71757   4035.55285     4112.359   4625.28748
18      3185.64221   3186.64221   3304.41429   3677.00143   4118.35733   4294.71695    4754.7141
19      3192.64054   3192.64054   3382.99121   3765.28529   4124.35567   4605.12734   5057.32079
20      3198.63888   3305.70167   3657.11541   3853.56914   4291.48395   4719.99044   5157.66302
21      3204.63721   3376.56394   3735.69232   4136.35233   4590.32545   5030.40083   5482.63691
22      3210.63554   3642.97348   3814.26924   4142.35067   4693.61968   5075.31579   5612.06353
23      3216.63388   3713.83574   4088.39344    4260.0164   4796.91391   5208.67546   5741.49015
24      3312.78855   3784.69801   4154.34733   4348.30025   5087.31246   5519.08585   6022.77758
25      3372.21848   3866.56027   4160.34567   4632.13139   5093.31079   5633.94896   6144.43907
26       3431.6484   4121.96981   4270.17261   4720.41524   5250.89229   5748.81207   6469.41296
27      3686.62561   4172.34233   4348.74953    4808.6991    5549.7338   6040.77258   6598.83958
28      3746.05664   4178.34067   4622.87373   5092.53023   5653.02803   6046.77091   6923.81348
29      3805.48546   4280.60502   4701.46065   5117.30412   5756.32225   6237.49709   6988.23437
30      3864.91539   4351.46728   4780.02757   5217.64635   6055.16376   6547.90747   7131.21512
31      4119.89259   4617.87682   5054.15176   5305.93021   6064.76591   6662.77058   7456.18902
32      4179.32252   4688.73908   5132.72868   5589.76134   6210.30063   6973.18097   7585.61563
33      4208.33233   4759.60136   5141.29746    5678.0452   6509.14214    7012.2277   7910.58953
34      4214.33067   4830.46361   5238.43094   5766.32905   6612.43637    7151.4566   7953.69116
35        4220.329   5096.87315   5317.00786   6050.16019    6715.7306   7461.86599   8117.99117
36      4363.09064   5159.29246   5591.13205   6094.75758    7014.5721    7576.7291   8442.96507
37      4422.52058   5165.29079   5669.70897   6100.75591   7036.22103   7691.59221   8572.39168
38      4677.49777   5258.00836   5748.28589   6263.56016   7169.70898   7977.58449   8897.36558
39      4736.92769   5328.87062   5826.86281    6547.3913   7468.55048   7983.68282   8919.14794
40      4796.35762   5595.28016   6100.98701   6635.67516   7571.84471   8180.27723   9104.76722
41      4855.78754   5666.14243   6124.74924   6723.95901   7675.13894   8490.68761   9429.74112
42      4915.21747   5737.00469   6130.74758   7007.79014   7973.98045   8605.55072   9559.16773
43      5170.19468   5807.86696   6285.26618   7072.21103   8007.67616   8915.96111    9878.6064
44      5207.27912    6074.2765   6559.39038   7078.20937   8129.11732   8949.13961   9884.60473
45      5213.27746   6145.13876    6637.9673   7221.19012   8427.95883   9094.23574   10091.5433
46      5219.27579   6154.74091   6716.54422   7505.02125   8531.25305   9404.64613   10416.5172
47      5356.46279   6160.73924   6795.12114   7593.30511   8634.54728   9519.50924   10545.9438
48      5415.89272   6308.27397   7069.24533   7681.58896   8933.38879   9829.91962   10844.0632

Carousels Sheet B           Pg. 4

49    5670.86992    6572.68351    7108.20103     7965.4201    8979.13128     9914.5964    10948.8927
50    5730.29985    6643.54577    7114.19937    8049.66449    9088.52566    10008.1943    11273.8666
51    5789.72978    6714.40803     7253.5245    8055.66282    9191.81989    10123.0574    11403.2932
52     5849.1597     6785.2703     7527.6487    8178.82008     9490.6614    10433.4678    11728.2671
53    5908.58963    6856.13256    7606.22562    8267.10393    9593.95563    10548.3309      11809.52
54    6163.56683     7122.5421    7684.80254    8550.93507    9892.79713    10858.7412    11935.6688
55    6208.72591    7144.19103    7763.37945    8639.21892     9950.5864    10886.0515    12260.6427
56    6214.72424    7150.18937    8037.50366    8727.50278     10047.934    11037.0159    12390.0693
57    6220.72258    7283.67731    8091.65282    9011.33391    10151.2282    11347.4263    12715.0432
58    6349.83495    7354.53957    8097.65116    9033.11628    10450.0697    11462.2894    12774.9768
59    6409.26488    7620.94911    8221.78283    9136.45003     10553.364    11772.6998    12922.4448
60    6664.24208    7691.81138    8300.35975    9224.73389    10852.2055    11851.5083    13247.4187
61    6723.67201    7762.67364    8574.48394    9508.56502    10922.0415    11950.9744    13376.8453
62    6783.10193    7833.53591    8653,06085    9596.84888    10928.0399    12065.8375    13701.8192
63    6842.53186    8099.94545    8731.63778    9685.13273    11110.6366    12376.2479    13740.4336
64    6901.96179    8133.64116    9005.76198    9968.96387    11409.4781     12491.111    13909.2209
65    7156.93899    8139.63949    9075.10461    10010.5697    11512.7723    12801.5214    14234.1948
66     7210.1727    8261.08065    9081.10294    10016.5681    11811.6138    12822.9634    14363.6214
67    7216.17103    8331.94292    9190.04115    10182.3638    11893.4966     12979.796    14688.5953
68    7222.16937    8598.35246    9268.61807     10466.195     11899.495    13290.2064    14705.8903
69    7343.20711    8669.21472    9542.74227    10554.4788    12070.0449    13405.0695    14895.9969
70    7402.63703    8740.07698    9621.31919    10642.7527    12368.8864    13715.4799    15220.9708
71    7657.61424    8810.93925    9699.89611    10926.5938    12472.1807    13788.4202    15350.3974
72    7717.04416    9077.34879     9974.0203    10988.0232    12575.4749    13893.7545    15665.3488
73    7776.47409    9123.09128    10052.5972    10994.0215    12864.9518    14204.1649    15671.3471
74    7835.90402    9129.08961    10064.5547    11139.9938    12870.9501     14319.028    16078.3202
75    7895.33394    9238.48399    10158.2995    11423.8249    13029.4533    14433.8911    16207.7469
76    8150.31115    9309.34626    10236.8764    11512.1088    13328.2948    14744.3015    16337.1735
77    8209.74107     9575.7558    10511.0006    11600.3926     13431.589    14759.8753    16630.8056
78    8217.61782    9646.61806    10589.5775    11884.2238    13534.8832    14922.5762    16740.1224
79    8223.61616    9717.48033    10668.1544    11965.4766    13833.7247    15232.9865    17065.0963
80    8336.57927    9788.34259    10746.7314     11971.475    13842.4052    15347.8497    17194.5229

Carousels Sheet B   Pg 5

                            OVERALL CAROUSEL LENGTHS

NUMBER
OF BINS     A         B        C          D         E         F         G
----------------------------------------------------------------------------
1012*      7'-6"     9'-2"    10'-3"     11'-5"    13'-8"    15'-5"    17'-5"
1112       8'-3"    10'-0"    11'-1"     12'-6"    14'-12"   16'-10"   19'-2"
1212       8'-11"   10'-11"   12'-1"     13'-8"    16'-4"    18'-4"    20'-10"
1312       9'-8"    11'-9"    13'-1"     14'-9"    17'-7"    19'-10"   22'-6"
1412      10'-5"    12'-8"    14'-0"     15'-10"   18'-11"   21'-3"    24'-2"
1512      11'-1"    13'-6"    15'-0"     16'-11"   20'-3"    22'-9"    25'-10"
1612      11'-10"   14'-4"    16'-0"     18'-1"    21'-6"    24'-2"    27'-6"
1712      12'-7"    15'-3"    17'-0"     19'-2"    22'-10"   25'-8"    29'-2"
1812      13'-3"    16'-1"    17'-11"    20'-3"    24'-2"    27'-1"    30'-10"
1912      14'-0"    17'-0"    18'-11"    21'-5"    25'-5"    28'-7"    32'-6"
2012      14'-8"    17'-10"   19'-11"    22'-6"    26'-9"    30'-0"    34'-1"
2112      15'-5"    18'-9"    20'-10"    23'-7"    28'-1"    31'-6"    39'-1"
2212      16'-2"    19'-7"    21'-10"    24'-8"    29'-4"    32'-11"   37'-5"
2312      16'-10"   20'-6"    22'-10"    25'-10"   30'-8"    34'-6"    39'-1"
2412      17'-7"    21'-4"    23'-9"     26'-11"   33'-0"    35'-11"   40'-9"
2512      18'-3"    22'-3"    24'-9"     28'-0"    33'-3"    37'-4"    42'-5"
2612      19'-0"    23'-1"    25'-9"     29'-1"    34'-7"    38'-10"   44'-1"
2712      19'-9"    23'-11"   26'-9"     30'-3"    35'-11"   40'-3"    45'-9"
2812      20'-5"    24'-10"   27'-8"     31'-4"    37'-2"    41'-9"    47'-4"
2912      21'-2"    25'-8"    28'-8"     32'-5"    38'-6"    43'-2"    49'-0"
3012      21'-10"   26'-7"    29'-8"     33'-6"    39'-10"   44'-8"    50'-8"
3112      22'-7"    27'-5"    30'-7"     34'-8"    41'-2"    46'-1"    52'-4"
3212      23'-4"    28'-4"    31'-7"     35'-9"    42'-5"    47'-7"    54'-0"
3312      24'-0"    29'-2"    32'-7"     36'-10"   43'-9"    49'-0"    55'-8"
3412      24'-9"    30'-0"    33'-6"     37'-11"   45'-1"    50'-6"    57'-4"
3512      25'-6"    30'-11"   34'-6"     39'-1"    46'-4"    51'-11"   59'-0"
3612      26'-2"    31'-10"   35'-6"     40'-2"    47'-8"    53'-5"    60'-8"
3712      26'-11"   32'-8"    36'-5"     41'-3"    49'-0"    54'-11"   62'-4"
3812      27'-7"    33'-6"    37'-5"     42'-4"    50'-3"    56'-4"    63'-11"
3912      28'-4"    34'-5"    38'-5"     43'-6"    51'-7"    57'-10"   65'-7"
4012      29'-1"    35'-3"    39'-5"     44'-7"    52'-11"   59'-3"    67'-3"
4112      29'-9"    36'-2"    40'-4"     45'-8"    54'-2"    60'-9"    68'-11"
4212      30'-6"    37'-0"    41'-4"     46'-10"   55'-6"    62'-2"    70'-7"
4312      31'-2"    37'-11"   42'-4"     47'-11"   56'-10"   63'-8"    72'-3"
4412      31'-11"   38'-9"    43'-3"     49'-0"    58'-1"    65'-1"    73'-11"
4512      32'-8"    39'-8"    44'-3"     50'-1"    59'-5"    66'-7"    75'-7"
4612      33'-4"    40'-6"    45'-3"     51'-3"    60'-9"    68'-0"    77'-3"
4712      34'-1"    41'-5"    46'-2"     52'-4"    62'-0"    69'-6"    78'-10"
4812      34'-9"    42'-3"    47'-2"     53'-5"    63'-4"    71'-0"    80'-6"
4912      35'-6"    43'-1"    48'-2"     54'-6"    64'-8"    72'-5"    82'-2"
5012      36'-3"    44'-0"    49'-2"     55'-8"    65'-11"   73'-11"   83'-10"
5112      36'-11"   44'-10"   50'-1"     56'-9"    67'-3"    75'-4"    85'-6"
5212      37'-8"    45'-9"    51'-1"     57'-10"   68'-7"    76'-10"   87'-2"

*  10      12
  ----    ----
   |       |
   #      BIN
  BINS   DEPTH

                            Carousels Sheet B Page 6



5312        38'-4"      46'-7"      52'-1"      58'-11"      69'-10"       78'-3"     88'-10"
5412        39'-1"      47'-6"      53'-0"      60'-1"       71'-2"        79'-9"     90'-6"
5512        39'-10"     48'-4"      54'-0"      61'-2"       72'-6"        81'-2"     92'-2"
5612        40'-5"      49'-3"      55'-0"      62'-3"       73'-10"       82'-8"     93'-9"
5712        41'-3"      50'-1"      55'-11"     63'-4"       75'-1"        84'-1"     95'-5"
5812        42'-0"      50'-11"     56'-11"     64'-6"       76'-5"        85'-7"     97'-1"
5912        42'-8"      51'-10"     57'-11"     65'-7"       77'-9"        87'-1"     98'-9"
6012        43'-5"      52'-8"      58'-10"     66'-8"       79'-0"        88'-6"     100'-5"
6112        44'-1"      53'-7"      59'-10"     67'-9"       80'-4"        90'-0"     102'-1"
6212        44'-10"     54'-5"      60'-10"     68'-11"      81'-8"        91'-5"     103'-9"
6312        45'-7"      55'-4"      61'-10"     70'-0"       82'-11"       92'-11"    105'-5"
6412        46'-3"      56'-2"      62'-9"      71'-1"       84'-3"        94'-4"     107'-1"
6512        47'-0"      57'-1"      63'-9"      72'-3"       85'-7"        95'-10"    108'-8"
6612        47'-8"      57'-11"     64'-9"      73'-4"       86'-10"       97'-3"     110'-4"
6712        48'-5"      58'-10"     65'-8"      74'-5"       88'-2"        98'-9"     112'-0"
6812        49'-2"      59'-8"      66'-8"      75'-6"       89'-6"        100'-2"    113'-8"
6912        49'-10"     60'-6"      67'-8"      76'-8"       90'-9"        101'-8"    115'-4"
7012        50'-7"      61'-5"      68'-7"      77'-9"       92'-1"        103'-2"    117'-0"
7112        51'-3"      63'-3"      69'-7"      78'-10"      93'-5"        104'-7"    118'-8"
7212        52'-0"      63'-2"      70'-7"      79'-11"      94'-8"        106'-1"    120'-4"
7312        52'-9"      64'-0"      71'-7"      81'-1"       96'-0"        107'-6"    122'-0"
7412        53'-5"      64'-11"     72'-6"      82'-2"       97'-4"        109'-0"    123'-8"
7512        54'-2"      65'-9"      73'-6"      83'-3"       98'-7"        110'-5"    125'-3"
7612        54'-11"     66'-8"      74'-6"      84'-4"       99'-11"       111'-11"   126'-11"
7712        55'-7"      67'-6"      75'-5"      85'-6"       101'-3"       113'-4"    128'-7"
7812        56'-4"      68'-5"      76'-5"      86'-7"       102'-6"       114'-10"   130'-3"
7912        57'-0"      69'-3"      77'-5"      87'-8"       103'-10"      116'-3"    131'-11"
8012        57'-9"      70'-1"      78'-4"      88'-9"       105'-2"       117'-9"    133'-7"
8112        58'-6"      71'-0"      79'-4"      89'-11"      106'-5"       119'-3"    135'-3"
8212        59'-2"      71'-10"     80'-4"      91'-0"       107'-9"       120'-8"    136'-11"
8312        59'-11"     72'-9"      61'-3"      92'-1"       109'-1"       122'-2"    138'-7"
8412        60'-7"      73'-7"      82'-3"      93'-2"       110'-5"       123'-7"    140'-2"
8512        61'-4"      74'-6"      83'-3"      94'-4"       111'-8"       125'-1"    141'-10"
8612        62'-1"      75'-4"      84'-3"      95'-5"       113'-0"       126'-6"    143'-6"
8712        62'-9"      76'-3"      85'-2"      96'-6"       114'-4"       128'-0"    145'-2"
8812        63'-6"      77'-1"      86'-2"      97'-8"       115'-7"       129'-5"    146'-10'
8912        64'-2"      78'-0"      87'-2"      98'-9"       116'-11"      130'-11"   148'-6"
9012        64'-11"     78'-10"     88'-1"      99'-10"      118'-3"       132'-4"    150'-2"
9112        65'-8"      79'-8"      89'-1"      100'-11"     119'-6"       133'-10"   151'-10"
9212        66'-4"      80'-7"      90'-1"      102'-1"      120'-10"      135'-3"    153'-6"
9312        67'-1"      81'-5"      91'-0"      103'-2"      122'-2"       136'-9"    155'-1"
9412        67'-10"     82'-4"      92'-0"      104'-3"      123'-5"       138'-3"    156'-9"
9512        68'-6"      83'-2"      93'-0"      105'-4"      124'-9"       139'-8"    158'-5"
9612        69'-3"      84'-1"      94'-0"      106'-6"      126'-1"       141'-2"    160'-1"
9712        69'-11"     84'-11"     94'-11"     107'-7"      127'-4"       142'-7"    161'-9"
9812        70'-8"      85'-10"     95'-11"     108'-8"      128'-8"       144'-1"    163'-5"
9912        71'-5"      86'-8"      96'-11"     109'-9"      130'-0"       145'-6"    165'-1"
10012       72'-1"      87'-7"      97'-10"     110'-11"     131'-3"       147'-0"    166'-9"

          Carousels Sheet B                                    Page 7

1018      8'-6"     10'-1"    11'-2"    12'-5"    14'-7"    16'-3"    18'-4"
1118      9'-2"     10'-11"   12'-1"    13'-6"    15'-10"   17'-9"    20'-0"
1218      9'-11"    11'-10"   13'-1"    14'-7"    17'-2"    19'-2"    21'-8"
1318      10'-8"    12'-8"    14'-0"    15'-9"    18'-6"    20'-8"    23'-4"
1418      11'-4"    13'-7"    15'-0"    16'-10"   19'-9"    22'-1"    25'-0"
1518      12'-1"    14'-5"    16'-0"    17'-11"   21'-1"    23'-7"    26'-8"
1618      12'-9"    15'-4"    16'-11"   19'-1"    22'-5"    25'-0"    28'-4"
1718      13'-6"    16'-2"    17'-11"   20'-2"    23'-9"    26'-6"     30'-0"
1818      14'-3"    17'-1"    18'-11"   21'-3"    25'-0"    28'-0"    31'-8"
1918      14'-11"   17'-11"   19'-10"   22'-4"    26'-4"    29'-5"    33'-4"
2018      15'-8"    18'-10"   20'-10"   23'-6"    27'-8"    30'-11"   34'-11"
2118      16'-4"    19'-8"    21'-10"   24'-7"    28'-11"   32'-4"    36'-7"
2218      17'-1"    20'-6"    22'-10"   25'-8"    30'-3"    33'-10"   38'-3"
2318      17'-10"   21'-5"    23'-9"    26'-9"    31'-7"    35'-3"    39'-11"
2418      18'-6"    22'-3"    24'-9"    27'-11"   32'-10"   36'-9"    41'-7"
2518      19'-3"    23'-2"    25'-9"    29'-0"    34'-2"    38'-2"    43'-3"
2618      20'-0"    24'-0"    26'-8"    30'-1"    35'-6"    39'-8"    44'-11"
2718      20'-8"    24'-11"   27'-8"    31'-2"    36'-9"    41'-1"    46'-7"
2818      21'-5"    25'-9"    28'-8"    32'-4"    38'-1"    42'-7"    48'-3"
2918      22'-1"    26'-8"    29'-7"    33'-5"    39'-5"    44'-0"    49'-10"
3018      22'-10"   27'-6"    30'-7"    34'-6"    40'-8"    45'-6"    51'-6"
3118      23'-7"    28'-5"    31'-7"    35'-7"    42'-0"    47'-0"    53'-2"
3218      24'-3"    29'-3"    32'-6"    36'-9"    43'-4"    48'-5"    54'-10"
3318      25'-0"    30'-1"    33'-6"    37'-10"   44'-7"    49'-11"   56'-6"
3418      25'-8"    31'-0"    34'-6"    38'-11"   45'-11"   51'-4"    58'-2"
3518      26'-5"    31'-10"   35'-6"    40'-0"    47'-3"    52'-10"   59'-10"
3618      27'-2"    32'-9"    36'-5"    41'-2"    48'-6"    54'-3"    61'-6"
3718      27'-10"   33'-7"    37'-5"    42'-3"    49'-10"   55'-9"    63'-2"
3818      28'-7"    34'-6"    38'-5"    43'-4"    51'-2"    57'-2"    64'-9"
3918      29'-3"    35'-4"    39'-4"    44'-6"    52'-5"    58'-8"    66'-5"
4018      30'-0"    36'-3"    40'-4"    45'-7"    53'-9"    60'-1"    68'-1"
4118      30'-9"    37'-1"    41'-4"    46'-8"    55'-1"    61'-7"    69'-9"
4218      31'-5"    37'-11"   42'-3"    47'-9"    56'-4"    63'-1"    71'-5"
4318      32'-2"    38'-10"   43'-3"    48'-11"   57'-8"    64'-6"    73'-1"
4418      32'-11"   39'-8"    44'-3"    50'-0"    59'-0"    66'-0"    74'-9"
4518      33'-7"    40'-7"    45'-3"    51'-1"    60'-4"    67'-5"    76'-5"
4618      34'-4"    41'-5"    46'-2"    52'-2"    61'-7"    68'-11"   78'-1"
4718      35'-0"    42'-4"    47'-2"    53'-4"    62'-11"   70'-4"    79'-8"
4818      35'-9"    43'-2"    48'-2"    54'-5"    64'-3"    71'-10"   81'-4"
4918      36'-6"    44'-1"    49'-1"    55'-6"    65'-6"    73'-3"    83'-0"
5018      37'-2"    44'-11"   50'-1"    56'-7"    66'-10"   74'-9"    84'-8"
5118      37'-11"   45'-10"   51'-1"    57'-9"    68'-2"    76'-2"    86'-4"
5218      38'-7"    46'-8"    52'-0"    58'-10"   69'-5"    77'-8"    88'-0"
5318      39'-4"    47'-6"    53'-0"    59'-11"   70'-9"    79'-2"    89'-8"
5418      40'-1"    48'-5"    54'-0"    61'-0"    72'-1"    80'-7"    91'-4"
5518      40'-9"    49'-3"    54'-11"   62'-2"    73'-4"    82'-1"    93'-0"
5618      41'-6"    50'-2"    55'-11"   63'-3"    74'-8"    83'-6"    94'-7"

                            Carousels Sheet B Page 8

 5718     42'-2"    51'-0"    56'-11"    64'-4"    76'-0"     85'-0"     96'-3"
 5818     42'-11"   51'-11"   57'-11"    65'-5"    77'-3"     86'-5"     97'-11"
 5918     43'-8"    52'-9"    58'-10"    66'-7"    78'-7"     87'-11"    99'-7"
 6018     44'-4"    53'-8"    59'-10"    67'-8"    79'-11"    89'-4"    101'-3"
 6118     45'-1"    54'-6"    60'-10"    68'-9"    81'-2"     90'-10"   102'-11"
 6218     45'-9"    55'-5"    61'-9"     69'-10"   82'-6"     92'-3"    104'-7"
 6318     46'-6"    56'-3"    62'-9"     71'-0"    83'-10"    93'-9"    106'-3"
 6418     47'-3"    57'-1"    63'-9"     72'-1"    85'-1"     95'-3"    107'-11"
 6518     47'-11"   58'-0"    64'-8"     73'-2"    86'-5"     96'-8"    109'-6"
 6618     48'-8"    58'-10"   65'-8"     74'-4"    87'-9"     98'-2"    111'-2"
 6718     49'-5"    59'-9"    66'-8"     75'-5"    89'-0"     99'-7"    112'-10"
 6818     50'-1"    60'-7"    67'-8"     76'-6"    90'-4"    101'-1"    114'-6"
 6918     50'-10"   61'-6"    68'-7"     77'-7"    91'-8"    102'-6"    116'-2"
 7018     51'-6"    62'-4"    69'-7"     78'-9"    93'-0"    104'-0"    117'-10"
 7118     52'-3"    63'-3"    70'-7"     79'-10"   94'-3"    105'-5"    119'-6"
 7218     53'-0"    64'-1"    71'-6"     80'-11"   95'-7"    106'-11"   121'-2"
 7318     53'-8"    65'-0"    72'-6"     82'-0"    96'-11"   108'-4"    122'-10"
 7418     54'-5"    65'-10"   73'-6"     83'-2"    98'-2"    109'-10"   124'-6"
 7518     55'-1"    66'-8"    74'-5"     84'-3"    99'-6"    111'-3"    126'-1"
 7618     55'-10"   67'-7"    75'-5"     85'-4"   100'-10"   112'-9"    127'-9"
 7718     56'-7"    68'-5"    76'-5"     86'-5"   102'-1"    114'-3"    129'-5"
 7818     57'-3"    69'-4"    77'-4"     87'-7"   103'-5"    115'-8"    131'-1"
 7918     58'-0"    70'-2"    78'-4"     88'-8"   104'-9"    117'-2"    132'-9"
 8018     58'-8"    71'-1"    79'-4"     89'-9"   106'-0"    118'-7"    134'-5"
 8118     59'-5"    71'-11"   80'-4"     90'-10   107'-4"    120'-1"    136'-1"
 8218     60'-2"    72'-10"   81'-3"     92'-0"   108'-8"    121'-6"    137'-9"
 8318     60'-10"   73'-8"    82'-3"     93'-1"   109'-11"   123'-0"    139'-5"
 8418     61'-7"    74'-7"    83'-3"     94'-2"   111'-3"    124'-5"    141'-0"
 8518     62'-4"    75'-5"    84'-2"     95'-3"   112'-7"    125'-11"   142'-8"
 8618     63'-0"    76'-3"    85'-2"     96'-5"   113'-10"   127'-4"    144'-4"
 8718     63'-9"    77'-2"    86'-2"     97'-6"   115'-2"    128'-10"   146'-0"
 8818     64'-5"    78'-0"    87'-1"     98'-7"   116'-6"    130'-4"    147'-8"
 8918     65'-2"    78'-11"   88'-1"     99'-9"   117'-9"    131'-9"    149'-4"
 9018     65'-11"   79'-9"    89'-1"    100'-10"  119'-1"    133'-3"    151'-0"
 9118     66'-7"    80'-8"    90'-1"    101'-11"  120'-5"    134'-8"    152'-8"
 9218     67'-4"    81'-6"    91'-0"    103'-0"   121'-8"    136'-2"    154'-4"
 9318     68'-0"    82'-5"    92'-0"    104'-2"   123'-0"    137'-7"    155'-11"
 9418     68'-9"    83'-3"    93'-0"    105'-3"   124'-4"    139'-1"    157'-7"
 9518     69'-6"    84'-1"    93'-11"   106'-4"   125'-8"    140'-6"    159'-3"
 9618     70'-2"    85'-0"    94'-11"   107'-5"   126'-11"   142'-0"    160'-11"
 9718     70'-11"   85'-10"   95'-11"   108'-7"   128'-3"    143'-5"    162'-7"
 9818     71'-7"    86'-9"    96'-10"   109'-8"   129'-7"    144'-11"   164'-3"
 9918     72'-4"    87'-7"    97'-10"   110'-9"   130'-10"   146'-5"    165'-11"
10018     73'-1"    88'-6"    98'-10"   111'-10"  132'-2"    147'-10"   167'-7"
 1022     9'-2"     10'-9"    11'-10"    13'-0"    15'-2"     16'-10"    18'-11"
 1122     9'-10"    11'-7"    12'-9"     14'-2"    16'-6"     18'-4"     20'-7"
 1222     10'-7"    12'-6"    13'-9"     15'-3"    17'-10"    19'-9"     22'-3"

                       CAROUSELS SHEET B          PAGE 9

1322           11'-4"         13'-4"         14'-8"           16'-4"        19'-1"        21'-3"          23'-11"
1422           12'-0"         14'-3"         15'-8"           17'-5"        20'-5"        22'-8"          25'-7"
1522           12'-9"         15'-1"         16'-9"           18'-7"        21'-9"        24'-2"          27'-3"
1622           13'-5"         15'-11"        17'-7"           19'-8"        23'-0"        25'-7"          28'-11"
1722           14'-2"         16'-10"        18'-7"           20'-9"        24'-4"        27'-1"          30'-6"
1822           14'-11"        17'-8"         19'-7"           21'-11"       25'-8"        28'-7"          32'-2"
1922           15'-7"         18'-7"         20'-6"           23'-0"        26'-11"       30'-0"          33'-10"
2022           16'-4"         19'-5"         21'-6"           24'-1"        28'-3"        31'-6"          35'-6"
2122           17'-0"         20'-4"         22'-6"           25'-2"        29'-7"        32'-11"         37'-2"
2222           17'-9"         21'-2"         23'-6"           26'-4"        30'-10"       34'-5"          38'-10"
2322           18'-6"         22'-1"         24'-5"           27'-5"        32'-2"        35'-10"         40'-6"
2422           19'-2"         22'-11"        25'-5"           28'-6"        33'-6"        37'-4"          42'-2"
2522           19'-11"        23'-10"        26'-5"           29'-7"        34'-9"        38'-9"          43'-10"
2622           20'-8"         24'-8"         27'-4"           30'-9"        36'-1"        40'-3"          45'-6"
2722           21'-4"         25'-6"         28'-4"           31'-10"       37'-5"        41'-8"          47'-1"
2822           22'-1"         26'-5"         29'-4"           32'-11"       38'-8"        43'-2"          48'-9"
2922           22'-9"         27'-3"         30'-3"           34'-0"        40'-0"        44'-7"          50'-5"
3022           23'-6"         28'-2"         31'-3"           35'-2"        41'-4"        46'-1"          52'-1"
3122           24'-3"         29'-0"         32'-3"           36'-3"        42'-8"        47'-7"          53'-9"
3222           24'-11"        29'-11"        33'-2"           37'-4"        43'-11"       49'-0"          55'-5"
3322           25'-8"         30'-9"         34'-2"           38'-5"        45'-3"        50'-6"          57'-1"
3422           26'-4"         31'-8"         35'-2"           39'-7"        46'-7"        51'-11"         58'-9"
3522           27'-1"         32'-6"         36'-2"           40'-8"        47'-10"       53'-5"          60'-5"
3622           27'-10"        33'-5"         37'-1"           41'-9"        49'-2"        54'-10"         62'-0"
3722           28'-6"         34'-3"         38'-1"           42'-10"       50'-6"        56'-4"          63'-8"
3822           29'-3"         35'-1"         39'-1"           44'-0"        51'-9"        57'-9"          65'-4"
3922           29'-11"        36'-0"         40'-0"           45'-1"        53'-1"        59'-3"          67'-0"
4022           30'-8"         36'-10"        41'-0"           46'-2"        54'-5"        60'-8"          68'-8"
4122           31'-5"         37'-9"         42'-0"           47'-4"        55'-8"        62'-2"          70'-4"
4222           32'-1"         38'-7"         42'-11"          48'-5"        57'-0"        63'-8"          72'-0"
4322           32'-10"        39'-6"         43'-11"          49'-6"        58'-4"        65'-1"          73'-8"
4422           33'-7"         40'-4"         44'-11"          50'-7"        59'-7"        66'-7"          75'-4"
4522           34'-3"         41'-3"         45'-11"          51'-9"        60'-11"       68'-0"          76'-11"
4622           35'-0"         42'-1"         46'-10"          52'-10"       62'-3"        69'-6"          78'-7"
4722           35'-8"         43'-0"         47'-10"          53'-11"       63'-6"        70'-11"         80'-3"
4822           36'-5"         43'-10"        48'-10"          55'-0"        64'-10"       72'-5"          81'-11"
4922           37'-2"         44'-8"         49'-9"           56'-2"        66'-2"        73'-10"         83'-7"
5022           37'-10"        45'-7"         50'-9"           57'-3"        67'-5"        75'-4"          85'-3"
5122           38'-7"         46'-5"         51'-9"           58'-4"        68'-9"        76'-9"          86'-11"
5222           39'-3"         47'-4"         52'-8"           59'-5"        70'-1"        78'-3"          88'-7"
5322           40'-0"         48'-2"         53'-8"           60'-7"        71'-4"        79'-9"          90'-3"
5422           40'-9"         49'-1"         54'-8"           61'-8"        72'-8"        81'-2"          91'-10"
5522           41'-5"         49'-11"        55'-7"           62'-9"        74'-0"        82'-8"          93'-6"
5622           42'-2"         50'-10"        56'-7"           63'-10"       75'-4"        84'-1"          95'-2"
5722           42'-10"        51'-8"         57'-7"           65'-0"        76'-7"        85'-7"          96'-10"
5822           43'-7"         52'-6"         58'-7"           66'-1"        77'-11"       87'-0"          98'-6"
5922           44'-4"         53'-5"         59'-6"           67'-2"        79'-3"        88'-6"          100'-2"
6022           45'-0"         54'-3"         60'-6"           66'-3"        80'-6"        89'-11"         101'-10"

                           Carousels Sheet B Page 10

6122      45'-9"    55'-2"    61'-6"    69'-5"    81'-10"   91'-5"    103'-6"
6222      46'-5"    56'-0"    62'-5"    70'-6"    83'-2"    92'-10"   105'-2"
6322      47'-2"    56'-11"   63'-5"    71'-7"    84'-5"    94'-4"    106'-9"
6422      47'-11"   57'-9"    64'-5"    72'-9"    85'-9"    95'-10"   108'-5"
6522      48'-7"    58'-8"    65'-4"    73'-10"   87'-1"    97'-3"    110'-1"
6622      49'-4"    59'-6"    66'-4"    74'-11"   88'-4"    98'-9"    111'-9"
6722      50'-1"    60'-5"    67'-4"    76'-0"    89'-8"    100'-2"   113'-5"
6822      50'-9"    61'-3"    68'-4"    77'-2"    91'-0"    101'-8"   115'-1"
6922      51'-6"    62'-1"    69'-3"    78'-3"    92'-3"    103'-1"   116'-9"
7022      52'-2"    63'-0"    70'-3"    79'-4"    93'-7"    104'-7"   118'-5"
7122      52'-11"   63'-10"   71'-3"    80'-5"    94'-11"   106'-0"   120'-1"
7222      53'-8"    64'-9"    72'-2"    81'-7"    96'-2"    107'-6"   121'-8"
7322      54'-4"    85'-7"    73'-2"    82'-8"    97'-6"    108'-11"  123'-4"
7422      55'-1"    66'-5"    74'-2"    83'-9"    98'-10"   110'-5"   125'-0"
7522      55'-9"    67'-4"    75'-1"    84'-10"   100'-1"   111'-10"  126'-8"
7622      56'-6"    68'-3"    76'-1"    86'-0"    101'-5"   113'-4"   128'-4"
7722      57'-3"    69'-1"    77'-1"    87'-1"    102'-9"   114'-10"  130'-0"
7822      57'-11"   70'-0"    78'-0"    88'-2"    104'-0"   116'-3"   131'-8"
7922      58'-8"    70'-10"   79'-0"    89'-3"    105'-4"   117'-9"   133'-4"
8022      59'-4"    71'-8"    80'-0"    90'-5"    106'-8"   119'-2"   135'-0"
8122      60'-1"    72'-7"    81'-0"    91'-6"    107'-11"  120'-8"   136'-7"
8222      60'-10"   73'-5"    81'-11"   92'-7"    109'-3"   122'-1"   138'-3"
8322      61'-6"    74'-4"    82'-11"   93'-8"    110'-7"   123'-7"   139'-11"
8422      62'-3"    75'-2"    83'-11"   94'-10"   111'-11"  125'-0"   141'-7"
8522      63'-0"    76'-1"    84'-10"   95'-11"   113'-2"   126'-6"   143'-3"

8622      63'-8"    76'-11"   85'-10"   97'-0"    114'-6"   127'-11"  144'-11"
8722      64'-5"    77'-10"   86'-10"   98'-2"    115'-10"  129'-5"   146'-7"
8922      65'-10"   79'-7"    88'-9"    100'-4"   118'-5"   132'-4"   149'-11"
9022      66'-7"    80'-5"    89'-9"    101'-5"   119'-9"   133'-10"  151'-7"
9122      67'-3"    81'-3"    90'-9"    102'-7"   121'-0"   135'-3"   153'-2"
9222      68'-0"    82'-2"    91'-8"    103'-8"   122'-4"   136'-9"   154'-10"
9322      68'-8"    83'-0"    92'-8"    104'-9"   123'-8"   138'-2"   156'-6"
9422      69'-5"    83'-11"   93'-8"    105'-10"  124'-11"  139'-8"   158'-2"
9522      70'-2"    84'-9"    94'-7"    107'-0"   126'-3"   141'-1"   159'-10"
9622      70'-10"   85'-8"    95'-7"    108'-1"   127'-7"   142'-7"   161'-6"
9722      71'-7"    86'-6"    96'-7"    109'-2"   128'-10"  144'-0"   163'-2"
9822      72'-3"    87'-5"    97'-6"    110'-3"   130'-2"   145'-6"   164'-10"
9922      73'-0"    88'-3"    98'-6"    111'-5"   131'-6"   147'-0"   166'-6"
10022     73'-9"    89'-2"    99'-6"    112'-6"   132'-9"   148'-5"   168'-1"

Carousels Sheet B           Page 11

BINCHARTA 1000                     MODEL A

                                     CAPACITY 1000 LBS

HEIGHT DEPTH           2.0         3.0           3.5            4.0          4.5           5.0            5.5            6.0

 FEET   INCHES
               B
               W
            H
          M E  D
          O I  E
          D G  P
          E H  T
          L T  H
    5      A6112    138.469139    112.237494    104.742738    99.1216715    94.7497307     91.252178     88.390544     86.005849
           A6118    163.179365    131.735531    122.751578    116.013614    110.772975    106.580463    103.150227    100.291697
           A6122    179.652848    144.734222    134.757471    127.274908    121.455137     116.79932    112.990016    109.815595


    6      A7312    158.502665    127.024691    118.030984    111.285704    106.039375    101.842312    98.4083509    95.5467169
           A7318    187.418264    149.685653     138.90491    130.819353    124.530586    119.499572    115.383289    111.953052
           A7322    206.695313    164.792961    162.820861    143.841785     136.85806     131.27108    126.699914    122.890609

    7      A8512    178.536191    141.811888     131.31923    123.449736    117.329019    112.432445    108.426158    105.067585
           A8518    211.657143    167.635778    155.058242    145.825092    138.288197    132.418682    127.616351    123.614408
           A8522    233.737778    184.851701     170.88425    160.408662    152.260983    145.742839    140.409812    135.965624

    8      A9712    198.569717    156.599085    144.607476    135.613769    123.022579    118.443965    134.894397    114.628453
           A9718    235.896032    185.585898    171.211574    162.045808    145.337791    139.849412    156.299844    135.275764
           A9722    260.780243     204.91044    188.947639    167.663905    160.214598    154.119711    170.570142    149.040638

    9     A10912    218.603243    171.386282    157.895721    147.777801    139.908308    133.612713    128.461772    124.169321
          A10918    260.134922    203.536021    187.364906     175.23657     165.80342      158.2569    152.082474    146.937119
          A10922    287.822708     224.96918    207.011029    193.542416    183.066828    174.686357    167.829609    162.115652

   10     A12112    238.636769    186.173479    171.183967    159.941834    151.197952    144.202847    138.479579    133.710189
          A12118    284.373811    221.486143    203.518238    190.042309    179.561031    171.176009    181.539507    158.598475
          A12122    314.865172    245.027919    225.074418    210.109293     198.46975    189.158117    201.844674    175.190686

   11     A13312    258.670295    200.960676    184.472213    172.105866    162.487596     154.79298    148.497385    143.251056
          A13318      308.6127    239.436265     219.67157    204.848048    193.318642    184.059118    176.548598    170.259831
          A13322    341.907637    265.086659    243.137808     225.67617    213.872673    203.629876    195.249406     185.26568

   12     A14512    278.703821    215.747873    197.760459    184.259898     173.77724    165.383114    158.515192    152.791924
          A14518    332.851589    257.386388    235.824902    219.653787    207.076254    197.014227    188.781659    181.921186
          A14522    368.950102    285.145398    261.201197    243.243046    229.275596    218.101635    208.959304    201.340695

                           Carousels Sheet B Page 12

BINCHARTB1000                       MODEL B
                                    CAPACITY 1000 LBS


HEIGHT  DEPTH
                       2.0         3.0           3.5          4.0           4.5          5.0          5.5          6.0
  FEET    INCHES
     5     B6112    146.60759   118.510798    110.483144   104.462403    99.7796042   96.0333653   92.9682608    90.414007
           B6118   171.317815   138.008835    128.491983   121.354345    115.802848   111.361651   107.727944   104.699855
           B6122   187.791299   151.007526    140.497877    132.61564    126.485011   121.580508   117.567733   114.223753

     6     B7312   168.054404   134.338254    124.705068   117.480179    111.860821   107.365334   103.687209   100.622104
           B7318   196.969992   156.999216    145.578994   137.013828    130.352032   125.022595   120.662147    117.02844
           B7322   216.247051   172.106524    159.494945    150.03626    142.679506   136.794102   131.978772   127.965997

     7     B8512   189.501217   150.165709    138.926993   130.497955    123.942037   118.697303   114.406157   110.830201
           B8518   222.622169   175.989597    162.666005   152.673311    144.901215   138.683539   133.596349   129.357025
           B8522   244.702804   193.205522    178.492013   167.456881    158.874001   152.007696   146.389811    141.70824

     8     B9712   210.948031   165.993165    153.148917   143.515732    130.029272   125.125105   134.894397   121.038299
           B9718   248.274346   194.979978    179.753016   159.450399    152.344483   146.530552   156.299844    141.68561
           B9722   273.158557    214.30452    197.489081   175.068496    167.221291   160.800851   170.570142   155.450484

     9    B10912   232.394845    181.82062    167.370842   156.533508    148.104471   141.361241   135.844052   131.246396
          B10918   273.926523   213.970359    196.840026   183.992277    173.999583   166.005427   159.464755   154.014194
          B10922   301.614309   235.403518    216.486149   202.298123    191.262991   182.434885    175.21189   169.192727

    10    B12112   253.841658   197.648076    181.592766    169.551284   160.185687   152.693209      146.563   141.454493
          B12118     299.5787    232.96074    213.927037     199.65176   188.548766   179.666372   189.622929   166.342779
          B12122   330.070062   256.502516    235.483217    219.718743   207.457486    197.64848   201.844674    182.93497

    11    B13312   275.288472   213.475531    195.814691    182.569061   172.266904   164.025178   157.281948    151.66259
          B13318   325.230878   251.951121    231.014048    215.311243    203.09795   193.327316    185.33316   178.671364
          B13322   358.525815   277.601514    254.480286    237.139364   223.651981   212.862074   204.033969   196.677214

    12    B14512   296.735286   229.302986    210.036615    195.586837    184.34812   175.357147   168.000896   161.870687
          B14518   350.883055   270.941502    248.101058    230.970726   217.647134    206.98826   198.267363   190.999949
          B14522   386.981567   298.700512    273.477354    254.559985   239.846476   228.075668   218.445008   210.419457

                               Carousels Sheet B                       Page 13
--------------------------------------------------------------------------------

BINCHARTC1000                       MODEL C
                                    CAPACITY 1000 LBS
HEIGHT DEPTH
                         2.0           3.0           3.5           4.0           4.5          5.0           5.5            6.0
 FEET    INCHES
      5     C6112    147.873489    119.575776    111.490715    105.426919    100.710634    96.9376054    93.8505822    91.2780628
                     ------------------------------------------------------------------------------------------------------------
            C6118    172.583715    139.073813    129.499555    122.318882    116.733878    112.265891    108.610265     105.56391
                     ------------------------------------------------------------------------------------------------------------
            C6122    189.057198    152.072504    141.505448    133.580156     127.41604    122.484748    118.450054    115.087809
                     ------------------------------------------------------------------------------------------------------------

                     ------------------------------------------------------------------------------------------------------------
      6     C7312    169.567356      135.6101    125.908027    118.631472     112.97193    108.444295    104.739868    101.652844
                     ------------------------------------------------------------------------------------------------------------
            C7318    198.482945    158.271062    146.781953    138.165121    131.463141    126.101556    121.714805     118.05918
                     ------------------------------------------------------------------------------------------------------------
            C7322    217.760004     173.37837    160.697904    151.187554    143.790615    137.873063    133.031431    128.996737
                     ------------------------------------------------------------------------------------------------------------

                     ------------------------------------------------------------------------------------------------------------
      7     C8512    191.261223    151.644424    140.325339    131.836025    125.233225    119.950986    115.629153    112.027626
                     ------------------------------------------------------------------------------------------------------------
            C8518    224.382175    177.468312    164.064351    154.011381    146.192403    139.937222    134.819346    130.554449
                     ------------------------------------------------------------------------------------------------------------
            C8522     246.46281    194.584237    179.890359    168.794951    160.165189    153.261379    147.612808    142.905665
                     ------------------------------------------------------------------------------------------------------------

                     ------------------------------------------------------------------------------------------------------------
      8     C9712     212.95509    167.678749    164.742861    145.040578    131.457676    126.518438    134.894397    122.402407
                     ------------------------------------------------------------------------------------------------------------
            C9718    250.281405    196.665562    181.346749    180.921666    163.772887    147.923886    156.299844    143.049718
                     ------------------------------------------------------------------------------------------------------------
            C9722    275.165616    215.990104    199.082815    176.539763    168.649695    162.194184    170.570142    156.814592
                     ------------------------------------------------------------------------------------------------------------

                     ------------------------------------------------------------------------------------------------------------
      9    C10912    234.648957    183.713073    169.159963    158.245131    149.755817    142.964366    137.407724    132.777189
                     ------------------------------------------------------------------------------------------------------------
           C10918    276.180635    215.862812    198.829148      185.7039    175.650929    167.608552    161.028426    155.544988
                     ------------------------------------------------------------------------------------------------------------
           C10922    303.868421    237.295971    218.276271    204.009745    192.914337     184.03801    176.775561     170.72352
                     ------------------------------------------------------------------------------------------------------------

                     ------------------------------------------------------------------------------------------------------------
     10    C12112    256.342823    199.747397    183.577275    171.449684    162.017113    164.471056    148.297009     143.15197
                     ------------------------------------------------------------------------------------------------------------
           C12118    302.079866    235.060061    215.911646    201.550159    190.380192    181.444218    191.356938    168.040257
                     ------------------------------------------------------------------------------------------------------------
           C12122    332.571227    258.601838    237.467726    221.617143    209.288911    199.426326    201.844674    184.832448
                     ------------------------------------------------------------------------------------------------------------

                     ------------------------------------------------------------------------------------------------------------
     11    C13312     278.03669    215.781721    197.994587    184.654237    174.275408    165.977746    159.186295    153.526752
                     ------------------------------------------------------------------------------------------------------------
           C13318    327.979096    254.257311    233.193944    217.396419    205.109465    195.279883    187.237507    180.535526
                     ------------------------------------------------------------------------------------------------------------
           C13322    361.274033    279.907704    256.660182     239.22454    225.663485    214.814642    205.938315    198.541376
                     ------------------------------------------------------------------------------------------------------------

                     ------------------------------------------------------------------------------------------------------------
     12    C14512    299.730557    231.816045    212.411899    197.858789    186.539704    177.484436     170.07558    163.901534
                     ------------------------------------------------------------------------------------------------------------
           C14518    353.878326    273.454561    250.476342    233.242678    219.838717    209.115549    200.342047    193.030796
                     ------------------------------------------------------------------------------------------------------------
           C14522    389.976838    301.213571    275.852538    256.831937     242.03806    230.202957    220.519692    212.450304

                Carousels Sheet B                        Page 14

BINCHARTD1000                      MODEL D
                                   CAPACITY 1000 LBS


HEIGHT DEPTH       2.0            3.0            3.5               4.0           4.5            5.0           5.5            6.0

FEET   INCHES
  5    D6112      149.25814      120.777771     112.640522     106.537586     101.790858     97.9934752    94.8865258     92.2974013
       D6118     173.968366      140.275807     130.649362     123.429528     117.814102     113.321761    109.646209     106.583249
       D6122     190.441849      153.274498     142.655255     134.690823     128.496264     123.540618    119.485998     116.107147

  6    D7312     171.222601      137.046158     127.281459     119.957936     114.261862     109.705003    105.976664     102.869714
       D7318      200.13819       159.70712     148.155385     139.491585     132.753073     127.362264    122.951601      119.27605
       D7322     219.415249      174.814428     162.071336     152.514017     145.080547     139.133771    134.268227     130.213607

  7    D8512     193.187061      153.314544     141.922396     133.378286     126.732866      121.41653    117.066801     113.442027
       D8518     226.308014      179.138432     165.661409     155.553641     147.692044     141.402766    136.256994      131.96885
       D8522     248.388648      196.354357     181.487417     170.337211     161.684829     154.726924    149.050456     144.320066

  8    D9712     215.151522      169.582931     156.563333     146.798635     133.128058     128.156939    134.894397      124.01434
       D9718     252.477838      198.569744     183.167432     162.631015     155.443269     149.562386    156.299844     144.861651
       D9722     277.362048      217.894286     200.903497     178.249112     170.320077     163.832685    170.670142     158.426525

  9   D10912     237.115983      185.851318      171.20427     160.218985     151.674874     144.839585    139.247077     134.586652
      D10918     278.647661      218.001056     200.673455     187.677754     177.569986     169.483772    162.867779     157.354451
      D10922     306.335447      239.434216     220.319578       205.9836     194.833394      185.91323    178.614914     172.532984

 10   D12112     259.080443      202.119704     185.845207     173.639335     164.145878     156.551113    150.337214     145.158965
      D12118     304.817485      237.432369     218.179478      203.73981     192.508957     183.524275    193.397143     170.047252
      D12122     335.308847      260.974145     239.735659     223.806794     211.417677     201.506383    201.844674     186.639443

 11   D13312     281.044904      218.388091     200.486144     187.059685     176.616882     168.262641    161.427352     155.731278
      D13318     330.987309      256.863681     235.685501     219.801867     207.447929     197.564778    189.478564     182.740052
      D13322     364.282246      282.514074     259.151739     241.629988     228.001959     217.099536    208.179372     200.745902

 12   D14512     303.009364      234.656478     215.127081     200.480034     189.087886     179.974168     172.51749     166.303591
      D14518     357.157133      276.294993     253.191524     235.863923       222.3869     211.605281    202.783957     195.432853
      D14522     393.255646      304.054003      278.56782     259.453182     244.556242      232.69269    222.961601     214.852361

Carousel Sheet B                                                 Page 15

BINCHARTE1000                 MODEL E
                              CAPACITY 1000 LBS

HEIGHT DEPTH           2.0            3.0            3.6           4.0            4.5           5.0            5.5          6.0
FEET     INCHES
 5       E6112     153.984957      124.42589     115.980442     109.646356     104.719845     100.778636       97.55401    94.866822
                   -----------------------------------------------------------------------------------------------------------------
         E6118     178.695183      143.923926    133.989281     126.538298     120.743089     116.106921     112.313693    109.15267
                   -----------------------------------------------------------------------------------------------------------------
         E6122     195.168666      156.922617    145.995175     137.799593     131.425251     126.325778     122.153482   118.676568
                   -----------------------------------------------------------------------------------------------------------------

 6       E7312     176.783987      141.313106    131.178568     123.577665     117.665851     112.936401      109.06685   105.842224
                   -----------------------------------------------------------------------------------------------------------------
         E7318     205.699576      163.974068    152.052494     143.111314     136.157062     130.593661     126.041788    122.24856
                   -----------------------------------------------------------------------------------------------------------------
         E7322     224.976635      179.081376    165.968445     156.133746     148.484536     142.365169     137.358413   133.186117
                   -----------------------------------------------------------------------------------------------------------------

 7       E8512     199.583016      158.200322    146.376694     137.508974     130.611858     125.094166      120.57969   116.817627
                   -----------------------------------------------------------------------------------------------------------------
         E8518     232.703968      184.024209    170.115707      159.68433     151.571036     145.080402     139.769883    135.34445
                   -----------------------------------------------------------------------------------------------------------------
         E8522     254.784603      201.240134    185.941715       174.4679     165.543822     158.404559     152.563345   147.695666
                   -----------------------------------------------------------------------------------------------------------------

 8       E9712     222.382046      175.087538    161.574821     151.440283     137.251931      132.09253     134.894397   127.793029
                   -----------------------------------------------------------------------------------------------------------------
         E9718     259.708361      204.074351    188.178919      166.98501     159.567142     153.497978     156.299844    148.44034
                   -----------------------------------------------------------------------------------------------------------------
         E9722     284.592571      223.398893    205.914985     182.603107      174.44395     167.768276     170.570142   162.205214
                   -----------------------------------------------------------------------------------------------------------------

 9      E10912     245.181075      191.974753    176.772947     165.371593     156.503872     149.409696      143.60537   138.768432
                   -----------------------------------------------------------------------------------------------------------------
        E10918     286.712754      224.124492    206.242132     192.830361     182.398984     174.053883     167.226072    161.53623
                   -----------------------------------------------------------------------------------------------------------------
        E10922      314.40054      245.557651    225.888255     211.136207     199.662392     190.483341     182.973207   176.714763
                   -----------------------------------------------------------------------------------------------------------------

10      E12112     267.980105      208.861969    191.971074     179.302902     169.449879     161.567461      155.11821   149.743834
                   -----------------------------------------------------------------------------------------------------------------
        E12118     313.717147      244.174634    224.305344     209.403377     197.812958     188.540623     198.178139   174.632121
                   -----------------------------------------------------------------------------------------------------------------
        E12122     344.208508       267.71641    245.861525     229.470361     216.721678     206.522731     201.844674   191.224312
                   -----------------------------------------------------------------------------------------------------------------

11      E13312     290.779134      225.749185      207.1692     193.234211     182.395886     173.725226      166.63105   160.719237
                   -----------------------------------------------------------------------------------------------------------------
        E13318      340.72154      264.224775    242.368557     225.976393     213.226932     203.027364     194.682262   187.728011
                   -----------------------------------------------------------------------------------------------------------------
        E13322     374.016477      289.875169    265.834795     247.804514     233.780963     222.562122      213.38307    205.73386
                   -----------------------------------------------------------------------------------------------------------------

12      E14512     313.578164      242.636401    222.367326      207.16552     195.341893     185.882991      178.14389   171.694639
                   -----------------------------------------------------------------------------------------------------------------
        E14518     367.725932      284.274917    260.431769     242.549409     228.640906     217.514104     208.410357   200.823901
                   -----------------------------------------------------------------------------------------------------------------
        E14522     403.824445      312.033927    285.808065     266.138668     250.840248     238.601513     228.588002   220.243409
                   -----------------------------------------------------------------------------------------------------------------

Carousels Sheet B                                                       Page 16

BINCHARTF1000                       MODEL F
                               CAPACITY 1000 LBS

HEIGHT  DEPTH      2.0         3.0          3.5         4.0          4.5          5.0          5.5          6.0
 FEET  INCHES
  5    F6112    158.49262   128.000979   119.289082   112.755159   107.673219   103.607667   100.281306   97.5093385
       F6118   183.202846   147.499016   137.297922   129.647101   123.696463   118.935952   115.040989   111.795186
       F6122   199.676329   160.497707   149.303815   140.908396   134.378625   129.154809   124.880778   121.319085

  6    F7312   182.084544   145.494575   135.040298    127.19959   121.101262   116.222599   112.230966   108.904606
       F7318   211.000132   168.155537   155.914224   146.733239   139.592473    133.87986   129.205904   125.310941
       F7322   230.277191   183.262845   169.830174   159.755671   151.919947   145.651367    140.52253   136.248498

  7    F8512   205.676467    162.98817   150.791513   141.644021   134.529305   128.837532   124.180627   120.299873
       F8518   238.797419   188.812057   174.530526   163.819377   155.488483   148.823768    143.37082   138.826696
       F8522   260.878054   206.027983   190.356534   178.602947   169.461268   162.147926   156.164281   151.177911

  8    F9712    229.26839   180.481765   166.542729   156.088452   141.452465   136,130287   134.894397    131.69514
       F9718   266.594706   209.468578   193.146827   171.384493   163.767676   157.535735   156.299844   152.342451
       F9722   291.478916    228.79312   210.882893    187.00259   178.644484   171.806033   170.570142   166.107325

  9   F10912   252.860314    197.97536   182.293945   170.532883   161.385391   154.067397   148.079948   143.090407
      F10918   294.391992   230.125099   211.763129   197.991652   187.280503   178.711584    171.70065   165.858206
      F10922   322.079778   251.558258   231.409252   216.297498   204.543911   195.141042   187.447785   181.036738

 10   F12112   276.452237   215.468955   198.045161   184.977315   174.813434    166.68233   160.029608   154.485674
      F12118   322.189279    250.78162   230.379431    215.07779   203.176513   193.655492   203.089537    179.37396
      F12122   352.680641   274.323396   251.935612   235.144774   222.085233     211.6376   201.844674   195.966151

 11   F13312    300.04416   232.962551   213.796376   199.421746   188.241477   179.297263   171.979269   165.880941
      F13318   349.986566    271.43814   248.995733   232.163928   219.072524     208.5994   200.030481   192.889715
      F13322   383.281503   297.088534   272.461971   253.992049   239.626554   228.134159   218.731289   210.895565

 12   F14512   323.636084   250.456146   229.547592   213.866177   201.669521   191.912195    183.92893   177.276208
      F14518   377.783852   292.094661   267.612035   249.250066   234.968534   223.543308   214.195396    206.40547
      F14522   413.882365   319.853672   292.988331   272.839325   257.167876   244.630717   234.373041   225.824978

BINCHARTG1000                       MODEL G
                               CAPACITY 1000 LBS

HEIGHT  DEPTH      2.0         3.0          3.5         4.0          4.5          5.0          5.5          6.0
 FEET  INCHES
  5    G6112   163.906258   132.189794   123.127947   116.331562   111.045485   106.816623   103.356645    100.47333
       G6118   188.616483   151.687831   141.136787   133.223504   127.068729   122.144908   118.116328   114.759178
       G6122   205.089967   164.686522    153.14268   144.484799   137.750891   132.363765   127.956117   124.283076

           Carousels Sheet B                                 Page 17

 6   G7312     188.466425     150.406668     139.532452      131.37679     125.033497    119.958863      115.80689    112.346912
     G7318     217.382014     173.067631     160.406378     150.910439     143.524708    137.616124     132.781828    128.753247
     G7322     236.659073     188.174939     174.322329     163.932871     155.852182    149.387631     144.098453    139.690804

 7   G8512     213.026592     168.623543     155.936957     146.422018      139.02151    133.101103     128.257134    124.220493
     G8518     246.147545     194.447431     179.675969     168.597374     159.980688    153.087339     147.447327    142.747317
     G8522     268.228179     211.663356     195.501978     183.380944     173.953473    166.411497     160.240789    155.098532

 8   G9712      237.58676     186.840417     172.341462     161.467246     146.243344    140.707379     134.894397    136.094075
     G9718     274.913075     215.827231     198.945561     176.436668     168.558555    162.112827     156.299844    156.741386
     G9722     299.797285     235.151773     216.681626     192.054764     183.435363    176.383125     170.570142     170.50626

 9   G10912    262.146927     205.057292     188.745968     176.512474     166.997535    159.385584     153.157624    147.967657
     G10918    303.678606     237.207031     218.215152     203.971243     192.892647    184.029771     176.778326    170.735456
     G10922    331.366392      258.64019     237.861275     222.277089     210.156055    200.459228     192.525461    185.913988

10   G12112    286.707094     223.274166     205.150473     191.557702     180.985548    172.527824     165.607868    159.841238
     G12118    332.444136     258.586831     237.484743     221.658178     209.348627    199.500986     208.667797    184.729525
     G12122    362.935498     282.128607     259.040924     241.725161     228.257346    217.483094     201.844674    201.321716

11   G13312    311.267261     241.491041     221.554978      206.60293      194.97356    185.670064     178.058113     171.71482
     G13318    361.209667     279.966631     256.754335     239.345113     225.804607    214.972202     206.109325    198.723594
     G13322    394.504604     305.617024     280.220573     261.173234     246.358637     234.50696     224.810133    216.729444

12   G14512    335.827429     259.707915     237.959483     221.648159     208.961573    198.812305     190.508358    183.588402
     G14518    389.975198     301.346431     276.023926     257.032047     242.260586    230.443417     220.774825    212.717664
     G14522     426.07371     329.105441     301.400221     280.621307     264.459928    251.530826     240.952469    232.137172

BINCHARTA600                       MODEL A
                                   CAPACITY 600 LBS

           SPACING          2            3             3.5           4            4.5            5            5.5            6
HEIGHT      DEPTH
  FEET      INCHES
         5 A6112         127.0455     102.9816      96.10618      90.94962      86.93897      83.73045      81.10529      78.91767
           A6118         137.9306     111.8003      104.3345       98.7351      94.38005      90.89601      88.04543      85.66995
           A6122         147.2955     119.2633      111.2541      105.2472      100.5751      96.83749      93.77943      91.23105

         6 A7312         145.0403     116.1636      107.9131      101.7252      96.91244      93.06222      89.91203      87.28688
           A7318         157.8159     126.4595      117.5005      110.7813      105.5553      101.3744      97.95372      95.10314
           A7322         168.7886       135.15      125.5389      118.3306      112.7242       108.239      104.5694      101.5113

         7 A8512          163.035     129.3456        119.72      112.5008      106.8859       102.394      98.71877      95.65609
           A8518         177.7012     141.1188      130.6666      122.8275      116.7305      111.8528       107.862      104.5363
           A8522         190.2818     151.0367      139.8238      131.4141      124.8733      119.6406      115.3593      111.7916

         8 A9712         181.0298     142.5276      131.5269      123.2764      111.7257      107.5255      134.8944      104.0253
           A9718         197.5865      155.778      143.8327      127.9057      122.3312      117.7703      156.2998      113.9695
           A9722         211.7749     166.9234      154.1087      137.0224      131.0422      126.1493      170.5701      122.0719

         9 A10912        199.0246     155.7096      143.3338       134.052      126.8329      121.0575      116.3322      112.3945
           A10918        217.4718     170.4373      156.9988        146.92      139.0809      132.8096      127.6786      123.4027
           A10922        233.2681     182.8101      168.3935      157.5811      149.1714      142.4437      136.9392      132.3521

        10 A12112        217.0194     168.8915      155.1407      144.8276      136.8063      130.3893       125.139      120.7637
           A12118        237.3571     185.0965      170.1649      158.9662      150.2561       143.288      147.7292      132.8359
           A12122        254.7612     198.6968      182.6784      170.6645      161.3205      153.8453      201.8447      142.6324

        11 A13312        235.0141     182.0735      166.9476      155.6032      146.7798       139.721      133.9457      129.1329
           A13318        257.2424     199.7558       183.331      171.0124      161.4313      153.7664      147.4951      142.2691
           A13322        276.2544     214.5835      196.9633      183.7481      173.4696      165.2468      158.5191      152.9127

        12 A14512        253.0089     195.2555      178.7546      166.3788      156.7533      149.0528      142.7524      137.5021
           A14518        277.1278      214.415      196.4971      183.0586      172.6065      164.2448      157.4034      151.7023
           A14522        297.7475     230.4702      211.2481      196.8316      185.6187      176.6484       169.309      163.1929

BINCHAR                            MODEL B                                           0
                                   CAPACITY 600 LBS
                        2          3         3.5         4         4.5         5         5.5         6

HEIGHT   INCHES

 FEET
     5   B6112       134.7879   108.9866   101.6148   96.08595   91.78574   88.34556   85.53087    83.1853
         B6118        145.673   117.8053   109.8431   103.8714   99.22682   95.51112   92.47101   89.93758
         B6122       155.0379   125.2683   116.7627   110.3835   105.4219   101.4526   98.20501   95.49868


     6   B7312       154.1193   123.1578   114.3116    107.677   102.5167    98.3885   95.01088   92.19619
         B7318       166.8949   133.4537   123.8991   116.7331   111.1595   106.7007   103.0526   100.0125
         B7322       177.8677   142.1442   131.9374   124.2824   118.3285   113.5653   109.6682   106.4206


     7   B8512       173.4507   137.3289   127.0084    119.268   113.2477   108.4314   104.4909   101.2071
         B8518       188.1169   149.1021    137.955   129.5947   123.0922   117.8903   113.5341   110.0873
         B8522       200.6975     159.02   147.1122   138.1813   131.2351   125.6781   121.1314   117.3426


     8   B9712       192.7822   151.5001   139.7052    130.859   118.4744   113.9709   134.8944    110.218
         B9718       209.3388   164.7505    152.011    135.025   129.0799   124.2157   156.2998   120.1622
         B9722       223.5273   175.8959   162.2869   144.1416   137.7908   132.5947   170.5701   128.2645


     9   B10912      212.1136   165.6712    152.402     142.45   134.7096   128.5173   123.4509   119.2289
         B10918      230.5608   180.3989    166.057    155.318   146.9577   140.2694   134.7972   130.2371
         B10922       246.357   192.7718   177.4617   165.9791   157.0482   149.9035   144.0579   139.1865


    10   B12112       231.445   179.8424   165.0988   154.0411   145.4406   138.5603   132.9309   128.2397
         B12118      251.7827   196.0473   180.1229   168.1796   158.8904    151.459   155.5211   140.3119
         B12122      269.1868   209.6476   192.6364    179.878   169.9548   162.0163   201.8447   150.1084


    11   B13312     250.7764    194.0135   177.7956   165.6321   156.1716   148.6032   142.4109   137.2506
         B13318     273.0047    211.6957   194.1789   181.0413   170.8231   162.6486   155.9603   150.3868
         B13322     292.0166    226.5235   207.8112   193.7769   182.8614    174.129   166.9843   161.0304


    12   B14512     270.1078    208.1847   190.4923   177.2231   166.9026   158.6462   151.8909   146.2615
         B14518     294.2267    227.3442   208.2349   193.9029   182.7558   173.8382   166.5419   160.4617
         B14522     314.8464    243.3994   222.9859   207.6758    195.768   186.2417   178.4475   171.9523

                                                                              20

                                                                              0
BINCHAR                                MODEL C
                                       CAPACITY 600 LBS
                   2          3          3.5        4         4.5         5          5.5        6

HEIGHT INCHES
  FEET
     5 C6112     135.7815   109.8671    102.463   96.90995   92.59088   89.13562    86.3086   83.95274
       C6118     146.6666   118.6858   110.6913   104.6954    100.032   96.30119   93.24874   90.70503
       C6122     156.0315   126.1488   117.6109   111.2075    106.227   102.2427   98.98274   96.26613

     6 C7312     155.3073     124.21   115.3251   108.6614   103.4785   99.33221   95.93978   93.11275
       C7318     168.0829    134.506   124.9126   117.7175   112.1213   107.6444   103.9815    100.929
       C7322     179.0557   143.1964   132.9509   125.2668   119.2903    114.509   110.5971   107.3372

     7 C8512     174.8331   138.5529   128.1872   120.4128   114.3661   109.5288    105.571   102.2728
       C8518     189.4992   150.3261   139.1338   130.7396   124.2107   118.9876   114.7142    111.153
       C8522     202.0798    160.244    148.291   139.3261   132.3535   126.7754   122.2115   118.4083

     8 C9712     194.3589   152.8958   141.0492   132.1643   119.7254   115.2021   134.8944   111.4328
       C9718     210.9155   166.1463    153.355   136.3001   130.3308   125.4469   156.2998    121.377
       C9722      225.104   177.2916    163.631   145.4168   139.0418   133.8259   170.5701   129.4793

     9 C10912    213.8846   167.2387   153.9113   143.9157   136.1414    129.922   124.8333   120.5828
       C10918    232.3319   181.9664   167.5763   156.7837   148.3895   141.6741   136.1797    131.601
       C10922    248.1281   194.3392    178.971   167.4448     158.48   151.3082   145.4403   140.5504

    10 C12112    233.4104   181.5816   166.7734   155.6672   147.0291   140.1185   134.4645   129.7528
       C12118    253.7482   197.7866   181.7975   169.8058   160.4788   153.0173   157.0547    141.825
       C12122    271.1522   211.3869    194.311   181.5042   171.5433   163.5745   201.8447   151.6215

    11 C13312    252.9362   195.9245   179.6354   167.4186   157.9167   150.3151   144.0957   138.9128
       C13318    275.1645   213.6067   196.0188   182.8278   172.5682   164.3605   157.6451    152.049
       C13322    294.1764   228.4345    209.651   195.5635   184.6065   175.8409   168.6691   162.6925

    12 C14512    272.4619   210.2674   192.4975   179.1701   168.8043   160.5117   153.7269   148.0728
       C14518    296.5808   229.4269     210.24   195.8499   184.6576   175.7037   168.3778   162.2729
       C14522    317.2005   245.4821   224.9911   209.6228   197.6698   188.1073   180.2835   173.7636

                                                                              21
--------------------------------------------------------------------------------

BINCHAR                        MODEL D                                        0
                               CAPACITY 600 LBS

                      2        3         3.5        4        4.5         5       5.5        6

HEIGHT INCHES
 FEET
     5   D6112     136.9187  110.9015   103.468   97.89286  93.55666   90.0877  87.24946  84.88425
         D6118     147,8038  119.7201  111.6963   105.6783  100.9977  97.25326  94.18959  91.63654
         D6122     157.1687  127.1831  118.6159   112.1904  107.1928  103.1947  99.92359  97.19764

     6   D7312     156.6671  125.4466  116.5263   109.8362  104.6327    100.47  97.06407  94.22583
         D7318     169.4428  135.7424  126.1138   118.8923  113.2755  108.7822  105.1058  102.0421
         D7322     180.4155  144.4329  134.1521   126.4416  120.4445  115.6468  111.7214  108.4503

     7   D8512     176.4156  139.9915  129.5846   121.7794  115.7088  110.8522  106.8787  103.5674
         D8518     191.0818  151.7647  140.5312   132.1062  125.5533   120.311  116.0219  112.4476
         D8522     203.6623  161.6826  149.6884   140.6928  133.6961  128.0988  123.5192  119.7029

     8   D9712     196.1641  154.5365  142.6429   133.7227  121.2345  116.6933  134.8944   112.909
         D9718     212.7207   167.787  154.9487   137.8311  131.8399  126.9381  156.2998  122.8532
         D9722     226.9092  178.9323  165.2247   146.9478  140.5509  135.3171  170.5701  130.9555

     9  D10912     215.9125  169.0815  155.7012    145.666  137.8609  131.6167  126.5079  122.2505
        D10918     234.3597  183.8092  169.3662    158.534  150.1089  143.3688  137.8542  133.2587
        D10922      250.156  196.1821   180.761   169.1951  160.1995  153.0029  147.1149  142.2082

    10  D12112      235.661  183.6266  168.7596   157.6093  148.9369   141.999  136.3225  131.5921
        D12118     255.9987  199.8315  183.7837   171.7479  162.3867  154.8977  158.9127  143.6643
        D12122     273.4028  213.4318  196.2972   183.4463  173.4511   165.455  201.8447  153.4608

    11  D13312     255.4094  198.1716  181.8179   169.5526   160.013  152.3813  146.1371  140.9337
        D13318     277.6377  215.8538  198.2012   184.9618  174.6645  166.4266  159.6866  154.0698
        D13322     296.6496  230.6815  211.8335   197.6975  186.7028   177.907  170.7105  164.7134

    12  D14512     275.1579  212.7166  194.8762   181.4959   171.089  162.7635  155.9517  150.2753
        D14518     299.2767  231.8761  212.6187   198.1757  186.9423  177.9555  170.6027  164.4754
        D14522     319.8965  247.9313  227.3698   211.9487  199.9544  190.3591  182.5083   175.966

-------------------------------------------------------------------------------

BINCHAR                                                MODEL E
                                                       CAPACITY 600 LBS


HEIGHT    INCHES            2         3         3.5         4       4.5        5         5.5        6
 FEET

  5       E6112          141.2495  114.2813  106.5761  100.7972  96.30254  92.70678    89.7648   87.31315
          E6118          152.1346     123.1  114.8044  108.5827  103.7436  99.87234   96.70494   94.06543
          E6122          161.4994   130.563   121.724  115.0948  109.9387  105.8138   102.4389   99.62653

  6       E7312          161.7559  129.3941  120.1478  113.2132  107.8195  103.5046   99.97424   97.03226
          E7318          174.5315    138.69  129.7353  122.2693  116.4623  111.8168   108.0159   104.8485
          E7322          185.5042  148.3804  137.7737  129.8186  123.6313  118.6815   114.6316   111.2567

  7       E8512          182.2622  144,5068  133.7195  125.6291  119.3365  114.3025   110.1837   106.7514
          E8518          196.9284    156.28  144.6662  135.9558  129.1811  123.7613   119.3269   115.6316
          E8522          209.5089  166.1979  153.8233  144.5424  137.3239  131.5491   126.8242   122.8869

  8       E9712          202.7686  159.6195  147.2912   138.045  125.1003  120.3931   134.8944   116.4705
          E9718          219.3253    172.87  159.5971  141.8998  135.7058  130.6379   156.2998   126.4147
          E9722          233.5137  184.0154   169.873  151.0165  144.4167  139.0169   170.5701    134.517

  9       E10912          223.275  174.7323  160.8629  150.4609  142.3705  135.8981   130.6026   126.1896
          E10918         241.7222    189.46  174.5279  163.3289  154.6185  147.6502   141.9489   137.1978
          E10922         257.5185  201.8328  185.9227    173.99  164.7091  157.2843   151.2095   146.1472

 10       E12112         243.7814   189.845  174.4347  162.8769  153.8875   146.696    140.812   135.9087
          E12118         264.1191    206.05  189.4588  177.0154  167.3373  159.5947   163.4022   147.9809
          E12122         281.5232  219.6503  201.9723  188.7138  178.4017   170.152   201.8447   157.7774

 11       E13312         264.2877  204.9578  188.0064  175.2928  165.4045  157.4938   151.0214   145.6278
          E13318          286.516    222.64  204.3897   190.702   180.056  171.5392   164.5709    158.764
          E13322          305.528  237.4678   218.022  203.4376  192.0943  183.0196   175.5948   169.4075

 12       E14512         284.7941  220.0705  201.5781  187.7087  176.9215  168.2916   161.2309   155.3469
          E14518         308.9129    239.23  219.3206  204.3885  192.7747  183.4836   175.8819   169.5471
          E14522         329.5327  255.2852  234.0716  218.1615  205.7869  195.8872   187.7875   181.0377

                                                                         Page 23

BINCHAR                       MODEL F
                              CAPACITY 600 LBS.


HEIGHT  INCHES        2              3             3.5             4             4.5             5            5.5             6
FEET
 5     F6112        145.5591       117.7223       109.7689       103.8038       99.16436       95.45278      92.41603        89.8854
       F6118        156.4442       126.5409       117.9972       111.5893       106.6054       102.6183      99.35617       96.63769
       F6122        165.8091       134.0039       124.9168       118.1014       112.8005       108.5598      105.0902       102.1988

 6     F7312        166.8201       133.4158       123.8718       116.7137       111.1463       106.6925      103.0484       100.0116
       F7318        179.5957       143.7118       133.4592       125.7698       119.7892       115.0046        111.09       107.8279
       F7322        190.5684       152.4022       141.4976       133.3191       126.9581       121.8693      117.7057        114.236

 7     F8512         188.081       149.1094       137.9747       129.6236       123.1283       117.9321      113.6807       110.1378
       F8518        202.7472       160.8826       148.9213       139.9503       132.9729        127.391      122.8239        119.018
       F8522        215.3277       170.8005       158.0785       148.5369       141.1157       135.1787      130.3212       126.2733

 8     F9712         209.342        164.803       152.0776       142.5335       129.1718        124.313      134.8944        120.264
       F9718        225.8987       178.0534       164.3834       146.1566       139.7773       134.5578      156.2998       130.2082
       F9722        240.0871       189.1988       174.6593       155.2733       148.4882       142.9368      170.5701       138.3106

 9     F10912       230.6029       180.4966       166.1805       155.4434       147.0923       140.4115      134.9453       130.3902
       F10918       249.0501       195.2243       179.8455       168.3113       159.3404       152.1636      146.2917       141.3984
       F10922       264.8464       207.5971       191.2402       178.9725       169.4309       161.7977      155.5523       150.3478

10     F12112       251.8639       196.1901       180.2833       168.3533       159.0743       151.6511      145.5777       140.5164
       F12118       272.2016       212.3951       195.3075       182.4918       172.5241       164.5499      168.1678       152.5886
       F12122       289.6057       225.9954        207.821       194.1902       183.5885       175.1071      201.8447       162.3851

11     F13312       273.1248       211.8837       194.3862       181.2632       171.0563       162.8908        156.21       150.6426
       F13318       295.3531       229.5659       210.7696       196.6723       185.7078       176.9362      169.7594       163.7788
       F13322        314.365       244.3937       224.4019        209.408       197.7461       188.4166      180.7834       174.4223

12     F14512       294.3857       227.5773       208.4891        194.173       183.0383       174.1305      166.8423       160.7688
       F14518       318.5046       246.7368       226.2317       210.8529       198.8915       189.3225      181.4933       174.9689
       F14522       339.1243        262.792       240.9827       224.6258       211.9037       201.7261      193.3989       186.4596

BINCHAR                  MODEL G
                         CAPACITY 600 LBS

                        2        3        3.5         4       4.5          5      5.5         6
HEIGHT    INCHES
FEET
 5       G6112    145.5591  117.7223  109.7689  103.8038  99.16436  95.45278  92.41603   89.8854
         G6118    156.4442  126.5409  117.9972  111.5893  106.6054  102.6183  99.35617  96.63769
         G6122    165.8091  134.0039  124.9168  118.1014  112.8005  108.5598  105.0902  102.1988

 6       G7312    166.8201  133.4158  123.8718  116.7137  111.1463  106.6925  103.0484  100.0116
         G7318    179.5957  143.7118  133.4592  125.7698  119.7892  115.0046    111.09  107.8279
         G7322    190.5684  152.4022  141.4976  133.3191  126.9581  121.8693  117.7057   114.236

 7       G8512    188.081   149.1094  137.9747  129.6236  123.1283  117.9321  113.6807  110.1378
         G8518    202.7472  160.8826  148.9213  139.9503  132.9729   127.391  122.8239   119.018
         G8522    215.3277  170.8005  158.0785  148.5369  141.1157  135.1787  130.3212  126.2733

 8       G9712     209.342   164.803  152.0776  142.5335  129.1718   124.313  134.8944   120.264
         G9718    225.8987  178.0534  164.3834  146.1566  139.7773  134.5578  156.2998  130.2082
         G9722    240.0871  189.1988  174.6593  155.2733  148.4882  142.9368  170.5701  138.3106

 9       G10912   230.6029  180.4966  166.1805  155.4434  147.0923  140.4115  134.9453  130.3902
         G10918   249.0501  195.2243  179.8455  168.3113  159.3404  152.1636  146.2917  141.3984
         G10922   264.8464  207.5971  191.2402  178.9725  169.4309  161.7977  155.5523  150.3478

10       G12112   251.8639  196.1901  180.2833  168.3533  159.0743  151.6511  145.5777  140.5164
         G12118   272.2016  212.3951  195.3075  182.4918  172.5241  164.5499  168.1678  152.5886
         G12122   289.6057  225.9954  207.821   194.1902  183.5885  175.1071  201.8447  152.3851

11       G13312   273.1248  211.8837  194.3862  181.2632  171.0563  162.8908    156.21  150.6426
         G13318   295.3531  229.5659  210.7696  196.6723  185.7078  176.9362  169.7594  163.7788
         G13322    314.365  244.3937  224.4019   209.408  197.7461  188.4166  180.7834  174.4223

12       G14512   294.3857  227.5773  208.4891   194.173  183.0383  174.1305  166.8423  160.7688
         G14518   318.5046  246.7368  226.2317  210.8529  198.8915  189.3225  181.4933  174.9689
         G14522   339.1243   262.792  240.9827  224.6258  211.9037  201.7261  193.3989  186.4596

                     BIN HEIGHTS BASED ON DRIVE                                        SHELF DEPTH
DRIVE
TYPE      61      73      85       97     109     121     133     145         MODEL     12      18       22
S1.0    7'-6"   8'-6"   9'-6"   10'-6"  11'-6"  12'-6"  13'-6"  14'-6"        A       4'-3"   5'-3"   5'-11"
D1.0    7'-6"   8'-6"   9'-6"   10'-6"  11'-6"  12'-6"  13'-6"  14'-6"        B       4'-3"   5'-3"   5'-11"
S1.5    7'-7"   8'-7"   9'-7"   10'-7"  11'-7"  12'-7"  13'-7"  14'-7"        C       4'-3"   5'-3"   5'-11"
D1.5    7'-7"   8'-7"   9'-7"   10'-7"  11'-7"  12'-7"  13'-7"  14'-7"        D       4'-3"   5'-3"   5'-11"
SU1.5   7'-7"   8'-7"   9'-7"   10'-7"  11'-7"  12'-7"  13'-7"  14'-7"        E       4'-1"   5'-1"    5'-9"
DU1.5   7'-7"   8'-7"   9'-7"   10'-7"  11'-7"  12'-7"  13'-7"  14'-7"        F       4'-1"   5'-1"    5'-9"
S2.0    7'-7"   8'-7"   9'-7"   10'-7"  11'-7"  12'-7"  13'-7"  14'-7"        G       4'-1"   5'-1"    5'-9"
D2.0    7'-7"   8'-7"   9'-7"   10'-7"  11'-7"  12'-7"  13'-7"  14'-7"
SU2.0   7'-7"   8'-7"   9'-7"   10'-7"  11'-7"  12'-7"  13'-7"  14'-7"
DU2.0   7'-7"   8'-7"   9'-7"   10'-7"  11'-7"  12'-7"  13'-7"  14'-7"
S3.0    7'-9"   8'-9"   9'-9"   10'-9"  11'-9"  12'-9"  13'-9"  14'-9"
D3.0    7'-9"   8'-9"   9'-9"   10'-9"  11'-9"  12'-9"  13'-9"  14'-9"
T3.0    7'-9"   8'-9"   9'-9"   10'-9"  11'-9"  12'-9"  13'-9"  14'-9"

                            Workstation Sheet E Pg 1
                                                  (PRINT "SELECTION";1;9999;1;1)

     WIDTH               24           36             48             60             72            84             96
    --------------------------------------------------------------------------------------------------------------
        12           416.99       421.57         426.16         430.75         435.34        439.93         444.52
        15           418.52       423.87         429.22         434.58         439.93        445.28         450.64
        18           420.05       426.16         432.28         438.40         444.52        450.64         456.75
        21           421.57       428.46         435.34         442.22         449.11        455.99         462.87
        24           423.10       430.75         438.40         446.05         453.69        461.34         468.99
        27           424.63       433.05         441.46         449.87         458.28        466.70         475.11
        30           426.16       435.34         444.52         453.69         462.87        472.05         481.23
        33           427.69       437.63         447.58         457.52         467.46        477.40         487.34
        36           429.22       439.93         450.64         461.34         472.05        482.75         493.46


          CORNER SHELF SIZES

     LENGTH              PRICE
     WIDTH
----------------------------------
     12                  159.12
     15                  161.10
     18                  163.46
     21                  166.20
     24                  169.32
     27                  172.83
     30                  176.71
     33                  180.98
     36                  185.63


WIREWAY

LENGTH          OUTLETS           LENGTH           PRICE
--------------------------------------------------------
     24            2              24              93.99
     36            2              36             105.99
     48            3              48             152.99
     60            4              60             199.98
     72            4              72             211.98

     84            5              84             258.98
     96            5              96             270.98



        STANDARD LEG SIZES

     HEIGHT              PRICE
----------------------------------
     30                  66.74
     36                  69.49
     48                  74.99
     60                  80.49
     72                  85.99
     84                  91.49



TOTE STOPS

    LENGTH               PRICE
----------------------------------
     24                  27.625896
     36                  29.442177
     48                  31.258458
     60                  33.07474
     72                  34.891021
     84                  36.707302
     96                  38.523583


WORKSTATION 1

FIRST SEGMENTS      0
SECOND SEGMENT      0



WORKSTATION 2

FIRST SEGMENTS      0
SECOND SEGMENT      0


DIAMOND PHOENIX                                   SHEET G SYSTEM INSTALLATION PRICING              1 OF 3
---------------------------------------------------------------------------------------------------------
                                        CUSTOMER: Diamond Phoenix              SALESMAN: Ima Seller
Maine                               Dist/Consult: Capable distributor          DATE:     04-Sep-98
Release 3.1                              ADDRESS: Anytown                      FILENAME: 0000
                                                                               LOCATION: G:\Sales\
                                    PROJECT NAME: ABC                          REVISION:

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
           SYSTEM INFORMATION                           QTY                                                  QTY
------------------------------------------------------------------------------------------------------------------

           SYSTEMS                                       --                PICK SYSTEM                        --
           PODS                                          --                EXTRACTOR SYSTEM                   --
           CAROUSELS PER POD                             --                PUT SYSTEM                         --
           COMPUTERS                                     --                CLASS 4 PICKING                    --
           EXTRACTOR STACKS                              --                CLASS 4 IE LOCATOR                 --
           CAROUSELS PER STACK                           --                CLASS 4 PUT                        --
           CONVEYOR SYSTEM                               --                CLASS 4 TMS                        --
                                                                           FOOTWARE                           --
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
           ITEMS                                        QTY       LIST PRICE     EXTEND      COMMENTS
----------------------------------------------------------------------------------------------------------
           PROJECT STARTUP (PER SITE)                    --          $1.875        --
           CAROUSEL INSTALL (PER CAROUSEL)               --            $750        --
           CAROUSEL INSTALL (PER BIN)                    --             $83        --
           DUAL FACE BIN INSTALL (PER BIN)               --             $19        --
           CAROUSEL INSTALL (PER SHELF)                  --           $0.73        --
           CAROUSEL INSTALL (PER OILER)                  --             $53        --
           CAROUSEL INSTALL (PER REMOTE PANEL)           --            $625        --
           DOUBLE TIER INSTALL (PER CAROUSEL)            --            $188        --
           DOUBLE TIER INSTALL (PER BIN)                 --             $15        --
           TRIPLE TIER INSTALL (PER CAROUSEL)            --              $0        --     Consult Factory
           TRIPLE TIER INSTALL (PER BIN)                 --              $0        --     Consult Factory
           SPRINKLER ADD ON (PER CAROUSEL)               --              $0        --     Consult Factory
           BIN LABELS ADD ON (PER BIN)                   --           $1.56        --
           SHELF LABELS ADD ON (PER SHELF)               --           $0.78        --
           CAROUSEL REAR CONTROLS (PER CAROUSEL)         --            $113        --
           BUILD CONTAINERS/LINERS (PER CONTAINER)       --           $0.79        --
           PUT CONTAINERS IN CAROUSELS (per container)   --           $0.26        --                              POD CAR
           SHELF SECURING TIE WRAPS                      --           $0.79        --                              CAROUS
                                                                                                                   BINS
           LIGHT TREE INSTALL (PER LIGHT TREE)           --            $188        --                              DUAL BIN
           KEY TREE INSTALL (PER KEY TREE)               --            $261        --                              SHELVES
           SORT BAR INSTALL (PER SORT BAR)               --            $261        --                              OILERS
                                                                                                                   REMOTE
           WORKSTATION INSTALL (FIRST SEGMENT)           --            $500        --
           WORKSTATION INSTALL (ADDED SEGMENTS)          --            $250        --                              EXTRACT
           LIFT TABLE INSTALL (per unit)                 --          $1,500        --                              EXT CAR
                                                                                                                   EXTRACT
           FIXED SCANNER INSTALL (per unit)              --            $563        --
                                                                                                                   LIGHT TR
           MEZZANINE INSTALL (consult factory)           --              $0        --     Consult Factory          SORT SA
                                                                                                                   KEY TRE
           CONVEYOR INSTALL (PER SYSTEM)                 --              $0        --     Consult Factory
           CONVEYOR PLC & DEBUG (PER SYSTEM)             --              $0        --     Consult Factory          WORKST
                                                                                                                   WK SEG
           VERTICAL LIFT INSTALL (PER UNIT)              --          $1,408        --                              WK SEG
           VERTICAL LIFT PLC & DEBUG (PER UNIT)          --            $719        --
                                                                                                                   LIFT TAB
           EXTRACTOR INSTALL (PER EXTRACTOR)             --          $5,250        --
           OVERHEIGHT EXTRACTOR (OVER 30" TALL)          --          $1,038        --                              COMPUT
           EXTRACTOR PLC & DEBUG (PER 5 DAYS)            --          $5,200        --                              FIXED SC
           PER DIEM FOR PLC & DEBUG (PER 5 DAYS)         --          $1,563        --
           BIN POSITIONING FLAGS (PER BIN)               --            $413        --                              CLASS 4
           POSITIONING SENSOR ASSEM (PER CAROUSEL)       --            $113        --                              CLASS 4
                                                                                                                   CLASS 4
           SEISMIC INSTALL (EXTRACTORS ONLY)             --          $1,125        --                              CLASS 4
           SPECIAL MOVING REQUIREMENTS                   --              $0        --     Consult Factory          FOOTWA
           REMOTE PANEL (consult factory)                --              $0        --     Consult Factory
                                                                                                                   CONVEY
-----------------------------------------------------------------------------------------------------------
           TOTAL INSTALLATION                                                        $0
-----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                                                                                   DOUBLE
DIAMOND PHOENIX LIST PRICING                           SHEET G SYSTEM INSTALLATION PRICING               2 OF 3    TRIPLE TI
------------------------------------------------------------------------------------------------------------------

                                        CUSTOMER: Diamond Phoenix              SALESMAN: Ima Seller                MEZZANI
Maine                               Dist/Consult: Capable distributor          DATE:     04-Sep-98
Release 3.1                              ADDRESS: Anytown                      FILENAME: 0000
                                                                               LOCATION: G:\Sales\
                                    PROJECT NAME: ABC                          REVISION:
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          EQUIPMENT RENTAL ITEMS                            QTY   CHECK    LIST PRICE     EXTEND    COMMENTS
                                                                 OPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
          UNLOADING (per person/day includes per diem)       -     [ ]        $810           -
          AIRFARE (per person/trip for unloading)            -     [ ]      $2,000           -
          FORKLIFT RENTAL (per week)                         -     [ ]        $300           -
          MANLIFT RENTAL (double tier projects)              -     [ ]        $417           -
          TRASH DUMPSTER (per day)                           -     [ ]        $200           -
          DUMPSTER TIPPING FEE (per occurance)               -     [ ]      $1,000           -
          FULL SIZE CRANE (per day)                          -     [ ]      $1,000           -
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL RENTAL                                                                       $0
-----------------------------------------------------------------------------------------------------------------------------------
          SOFTWARE/HARDWARE INSTALL ITEMS                   QTY            LIST PRICE     EXTEND    COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
          SOFTWARE INSTALLATION (per day)                    -                $625           -
          STD NETWORK INSTALL (Check if by customer) [ ]
               ETHER NET/UTP/CAT-5                           -                  $0           -      contracted cost
               CUSTOM NETWORK INSTALL                        -                  $0           -      consult factory

          AIRFARE (PER ROUND TRIP)                           -              $2,000           -
          PER DIEM (PER DAY/PERSON)                          -                $250           -
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL SOFTWARE/COMPUTER INSTALLATION                                               $0
-----------------------------------------------------------------------------------------------------------------------------------
          TRAINING ITEMS                                    QTY            LIST PRICE     EXTEND    COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
          SITE SUPERVISOR (per day/person)                   -                $560           -
          SOFTWARE TECHNICIAN (per day/person)               -                $625           -
          AIRFARE (PER ROUND TRIP)                           -              $2,000           -      assumes continguous training
          PER DIEM (PER DAY/PERSON)                          -                $250           -
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL TRAINING                                                                     $0
-----------------------------------------------------------------------------------------------------------------------------------
          SITE SUPERVISION ITEMS                            QTY            LIST PRICE     EXTEND    COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
          SITE SUPERVISION LABOR (PER DAY/PERSON)            -                $560           $0
          AIRFARE (PER ROUND TRIP)                           -              $2,000           $0
          PER DIEM (PER DAY/PERSON)                          -                $250           $0
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL SITE SUPERVISION                                                             $0
-----------------------------------------------------------------------------------------------------------------------------------
          PROJECT MANAGEMENT ITEMS                          QTY            LIST PRICE     EXTEND    COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
          PROJECT MANAGEMENT (per day/person)                -                $800           $0
          AIRFARE (PER ROUND TRIP)                           -              $2,000           $0
          PER DIEM (PER DAY/PERSON)                          -                $250           $0
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL PROJECT MANAGEMENT                                                           $0
-----------------------------------------------------------------------------------------------------------------------------------
          SYSTEM DESIGN MEETING ITEMS                       QTY            LIST PRICE     EXTEND    COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
          FACTORY DESIGN MTG (Check if at factory) [ ]
          SOFTWARE PERSON (per day/person)                   -                $812           -
          PROJECT MANAGER (per person/day)                   -                $625           -
          AIRFARE (PER ROUND TRIP)                           -              $2,000           -
          PER DIEM (PER DAY/PERSON)                          -                $250           -
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL SYSTEM DESIGN MEETINGS:                                                      $0
-----------------------------------------------------------------------------------------------------------------------------------
          START UP SUPPORT ITEMS                            QTY   CHECK    LIST PRICE     EXTEND    COMMENTS
                                                                 OPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
          PROJECT MANAGEMENT (on site per day/person)        -     [ ]        $800           -
          SITE SUPERVISOR (per day/person)                   -     [ ]        $560           -
          FACTORY TECHNICIAN (per day/person)                -     [ ]        $560           -
          SOFTWARE TECHNICIAN (per day/person)               -     [ ]        $625           -

          AIRFARE (PER PERSON/TRIP)                          -     [ ]      $2,000           -
-----------------------------------------------------------------------------------------------------------------------------------


PER DIEM (PER DAY/PERSON)               [ ]                      $250

TOTAL START UP SUPPORT                                                     $0

DIAMOND PHOENIX LIST PRICING       SHEET G   SYSTEM INSTALLATION PRICING     3 OF 3

                    CUSTOMER:       Diamond Phoenix         SALESMAN: Ima Seiler
MAINA               Dist / Consult: Capable distributor     DATE:     04-Sep-98
RELEASE 3.1         ADDRESS:        Anytown                 FILENAME: 0000
                                                            LOCATION: G:\SALES\
                    PROJECT NAME:   ABC                     REVISION:



SPECIAL INSTALLATION ITEMS

ITEMS                                                    QTY       LIST PRICE     EXTEND    COMMENTS
-----                                                    ---       ----------     ------    --------

 1 FACTORY SETUP & TEST                                   -             $0           -      Consult Factory
 2 SPECIAL SITE CONDITIONS                                -             $0           -      Consult Factory
 3 WEEKEND INSTALLATION                                   -             $0           -      Consult Factory
 4 MULTI-SHIFT INSTALLATION                               -             $0           -      Consult Factory
 5 0                                                      -             $0           -
 6 0                                                      -             $0           -
 7 0                                                      -             $0           -
 8 0                                                      -             $0           -
 9 0                                                      -             $0           -
10 0                                                      -             $0           -
                                                         ---       ----------     ------
   TOTAL SPECIAL INSTALLATION ITEMS                                                 $0
                                                         ===       ==========     ======


INSTALLATION OPTIONS

ITEMS                                                    QTY       LIST PRICE     EXTEND    COMMENTS
-----                                                    ---       ----------     ------    --------

 1 Std Network Install                                    -             $0           -
 2 UNLOADING (per person/day includes per diem)           -           $810           -
 3 AIRFARE (per person/trip for unloading)                -         $2,000           -
 4 FORKLIFT RENTAL (per week)                             -           $300           -
 5 MANLIFT RENTAL (double tier projects)                  -           $417           -
 6 TRASH DUMPSTER (per day)                               -           $200           -
 7 DUMPSTER TIPPING FEE (per occurrence)                  -         $1,000           -
 8 FULL SIZE CRANE (per day)                              -         $1,000           -
 9                                                        -             $0           -
10                                                        -             $0           -
11                                                        -             $0           -
12                                                        -             $0           -
13                                                        -             $0           -
14                                                        -             $0           -
                                                         ---       ----------     ------
   TOTAL INSTALLATION OPTIONS                                                       $0
                                                         ===       ==========     ======


SPECIAL IMPLEMENTATION ITEMS

ITEMS                                                    QTY       LIST PRICE     EXTEND    COMMENTS
-----                                                    ---       ----------     ------    --------

 1                                                        -             $0           -
 2                                                        -             $0           -
 3                                                        -             $0           -
 4                                                        -             $0           -
 5 0                                                      -             $0           -
 6 0                                                      -             $0           -
 7 0                                                      -             $0           -
 8 0                                                      -             $0           -
 9 0                                                      -             $0           -
10 0                                                      -             $0           -
                                                         ---       ----------     ------
   TOTAL SPECIAL INSTALLATION ITEMS                                                 $0
                                                         ===       ==========     ======



IMPLEMENTATION OPTIONS

ITEMS                                                    QTY       LIST PRICE     EXTEND    COMMENTS
-----                                                    ---       ----------     ------    --------

 1 PROJECT MANAGEMENT (on site per day/person)            -           $800           -


 2 SITE SUPERVISOR (per day/person)                       -           $560           -
 3 FACTORY TECHNICIAN (per day/person)                    -           $560           -
 4 SOFTWARE TECHNICIAN (per day/person)                   -           $625           -
 5 AIRFARE (PER PERSON/TRIP)                              -         $2,000           -
 6 PER DIEM (PER DAY/PERSON)                              -           $250           -
 7                                                        -             $0           -
 8                                                        -             $0           -
 9                                                        -             $0           -
10                                                        -             $0           -
11                                                        -             $0           -
12                                                        -             $0           -
13                                                        -             $0           -
14                                                        -             $0           -
                                                         ---       ----------     ------
   TOTAL INSTALLATION OPTIONS                                                       $0
                                                         ===       ==========     ======

                INSTALLATION PRINT      SPECIAL INSTALLATION ITEMS

                (SELECT G:A1..G:J90:G;A1)       (SELECT G;A192..G;H237;G;A192)
                (PRINT "SELECTION":1;9999;1:    (PRINT "SELECTION":1:9999;1;1)
                (SELECT G;A92..G:H190:G;A92)
                (PRINT "SELECTION":1;9999;1;1)
                (SELECT G;A192..G:H237:G;A192)
                (PRINT "SELECTION":1;9999;1;1)




                CAROUSELS       0       CAROUSELS       0
PICKING   P     SOFTWARE        0       LIGHT TREES     0
EXTRACTO  E     EXTRACTORS      0       WORKSTATIONS    0
PUT       P     COMPUTERS       0       -----------------
REMOTE    R     CONVEYOR        0                       0
                INSTALLATION    0
                COMBINATION     0
                -----------------
                                0

USELS       0
LS          0
            0
            0
            0
            0
ANELS       0

RS          0
USELS       0
R BINS      0

ES          0
S           0
S           0

TIONS       0
ENT 1       0
ENT 2       0

S           0

RS          0
 NNERS      0

XP          0
 LOC        0
UT          0
MS
E           0

R           0

IER         -
 R          -

ES          0

                      SYSTEM         CAROUSELS                                            SYSTEM         CAROUSELS
                       TYPE           PER POD                                              TYPE          PER STACK
SITE SUPERVISION        0                0         00               SITE SUPERVISION        E                0         E0

PROJECT MGMT            0                0         00               PROJECT MGMT            E                0         E0

SOFTWARE INSTAL         0                0         00               SOFTWARE INSTAL         E                0         E0

DESIGN MEETING          0                0         00               DESIGN MEETING          E                0         E0

TRAINING                0                0         00               TRAINING                E                0         E0

START UP SUPPOR         0                0         00               START UP SUPPOR         E                0         E0


                             TOTAL QUANTITY OF PODS

SITE SUPERVISION                   0      1      2      3      4      5     6     7     8    9
------------------------------------------------------------------------------------------------
0 CAROUSELS           00           0      0      0      0      0      0     0     0     0    0

1 CAROUSEL            P1           0      3      3      5      5      5    10    10    10   10

2 CAROUSEL            P2           0      3      5      5     10     10    10    10    15   15

3 CAROUSEL            P3           0      5      5     10     10     10    10    15    20   25

4 CAROUSEL            P4           0      5     10     10     15     15    15    20    25   30

5 CAROUSEL            P5           0     10     10     15     15     15    20    25    30   30


                                EXTRACTOR STACKS

SITE SUPERVISION                   0      1      2      3      4      5     6     7     8    9
------------------------------------------------------------------------------------------------
0 CAROUSELS           E0           0      0      0      0      0      0     0     0     0    0

1 CAROUSEL            E1           0     10     15     20     25     30    40    45    50   55

2 CAROUSEL            E2           0     10     15     20     30     40    45    50    55   60

3 CAROUSEL            E3           0     20     30     40     50     60    70    80   100  110


PACKING SYSTEM SUPERVISI           0

EXTRACTOR SYSTEM SUPV              0


LIFT TABLES                        0     0.5 DAY PER POD

DOUBLE TIER                        0       1 DAY PER POD

TRIPLE TIER                        0       2 DAY PER POD

MEZZANINES                         0     0.5 DAY PER 500 SQ FT

CONVEYOR INTEGRATION               0       2 DAY PER POD
--------------------------------------

TOTAL SITE SUPERVISION             0




                             TOTAL QUANTITY OF PODS

PROJECT MANAGEMENT                 0      1      2      3      4      5     6     7     8    9
------------------------------------------------------------------------------------------------
0 CAROUSELS           00           0      0      0      0      0      0     0     0     0    0

1 CAROUSEL            P1           0      0      0      0      3      3     3     4     4    5

2 CAROUSEL            P2           0      O      0      3      3      3     4     4     5   10

3 CAROUSEL            P3           0      0      3      3      3      4     4     5    10   10

4 CAROUSEL            P4           0      3      3      3      4      4     5    10    10   10

5 CAROUSEL            P5           0      3      3      4      4      5    10    10    10   15


                                EXTRACTOR STACKS

                                   0      1      2      3      4      5     6     7     8    9
------------------------------------------------------------------------------------------------

0 CAROUSELS           E0           0      0      0      0      0      0     0     0     0    0

1 CAROUSEL            E1           0      5      5     10     10     10    15    15    15   15

2 CAROUSEL            E2           0      5     10     10     10     15    15    15    15   15

3 CAROUSEL            E3           0     10     10     10     15     15    15    15    15   20


PICKING SYSTEM PM                  0

EXTRACTOR SYSTEM PM                0


LIFT TABLES                        0            0 DAY PER POD

DOUBLE TIER                        0          0.5 DAY PER POD

TRIPLE TIER                        0            1 DAY PER POD

MEZZANINES                         0          0.5 DAY PER 1000 SQ FT

------------------------------------

TOTAL PROJECT MANAGEMENT           0



SOFTWARE INSTALL


                      SYSTEM                     COMPUTERS                                      SYSTEM       CAROUSELS     COMPUTERS
                       TYPE           PODS                                                       TYPE        PER STACK
SOFTWARE INSTALL        0              0             0                   SOFTWARE INSTALL         0             0              0

NETWORK INSTALL         0              0             0                   NETWORK INSTALL          0             0              0


                                             PODS OR STACKS

SOFTWARE INSTALL                   0      1      2      3      4      5     6     7     8    9
------------------------------------------------------------------------------------------------
PICK SYSTEM           P            0      3      3      3      5      5     5     5     5    5

PUT SYSTEM            P            0      3      3      3      5      5     5     5     5    5

EXTRACTOR SYSTEM      E            0      5     10     15     20     20    25    25    25   25

                      0            0      0      0      0      0      0     0     0     0    0


                                              COMPUTERS

NETWORK INSTALL                    0      1      2      3      4      5     6     7     8    9
------------------------------------------------------------------------------------------------
PICK SYSTEM           P            0      0      0      1      1      2     2     2     2    3

PUT SYSTEM            P            0      0      0      1      1      2     2     2     2    3

EXTRACTOR SYSTEM      E            0      2      2      3      3      3     4     4     4    5

                      0            0      0      0      0      0      0     0     0     0    0



PICKING SYSTEM                                                           EXTRACTOR SYSTEM

   SOFTWARE INSTALL                 0                                       SOFTWARE INSTALL             0
   NETWORK INSTALL                  0                                       NETWORK INSTALL              0
-------------------------------------                                    ---------------------------------
TOTAL SOFT/NETWORK INST             0                                    TOTAL SOFT/NETWORK INST         0


DESIGN MEETING


PICKING SYSTEM      SYSTEM         PODS      COMPUTERS      EXTRACTOR SYSTEM    SYSTEM    CAROUSELS      COMPUTERS
                     TYPE                                                        TYPE     PER STACK
------------------------------------------------------      ------------------------------------------------------

SOFTWARE PERSO      0              0         0              SOFTWARE PERSO      0         0              0
PROJECT MANAGE      0              0         0              PROJECT MANAGE      0         0              0
------------------------------------------------------      ------------------------------------------------------


                                                           PODS OR STACKS
SOFTWARE PERSON                    0      1      2      3      4      5     6     7     8    9
------------------------------------------------------------------------------------------------

PICK SYSTEM           P            0      2      2      2      2      2     3     3     3    3

PUT SYSTEM            P            0      2      2      2      2      2     3     3     3    3

EXTRACTOR SYSTE       E            0      2      2      2      2      2     3     3     3    3


                                 PODS OR STACKS

PROJECT MANAGER                    0      1      2      3      4      5     6     7     8    9
------------------------------------------------------------------------------------------------
PICK SYSTEM           P            0      2      2      2      2      2     3     3     3    3

PUT SYSTEM            P            0      2      2      2      2      2     3     3     3    3

EXTRACTOR SYSTE       E            0      2      2      2      2      2     3     3     3    3


PICKING OR EXTRACTOR SYSTEM             EXTRACTOR SYSTEM                    AIRFARES
  SOFTWARE PERSON              0          SOFTWARE PERSON         0           SOFTWARE PERSON
  PROJECT MANAGER              0          PROJECT MANAGER         0           PROJECT MANAGER
---------------------------------       -----------------------------       ------------------------
TOTAL DAYS FOR MEETING         0        TOTAL DAYS FOR MEETING    0         TOTAL AIRFARES


TRAINING

PICKING SYSTEM      SYSTEM    PODS    COMPUTERS        EXTRACTOR SYSTE    SYSTEM     CAROUSELS    COMPUTERS
                     TYPE                                                  TYPE      PER STACK
------------------------------------------------       ------------------------------------------------------
SITE SUPERVISOR       0         0          0           SITE SUPERVISOR       0           0             0
SOFTWARE TECH         0         0          0           SOFTWARE TECH         0           0             0


                                 PODS OR STACKS

SITE SUPERVISOR                    0      1      2      3      4      5     6     7     8    9
------------------------------------------------------------------------------------------------
PICK SYSTEM           P            0      1      1      1      1      1     2     2     2    2

PUT SYSTEM            P            0      1      1      1      1      1     2     2     2    2

EXTRACTOR SYSTE       E            0      1      1      1      1      1     2     2     2    2


                                 PODS OR STACKS

SOFTWARE TECHNICIAN                0      1      2      3      4      5     6     7     8    9
------------------------------------------------------------------------------------------------
PICK SYSTEM           P            0      1      1      1      1      1     2     2     2    2

PUT SYSTEM            P            0      1      1      1      1      1     2     2     2    2

EXTRACTOR SYSTE       E            0      1      1      2      2      2     2     2     2    2


PICKING SYSTEM                          EXTRACTOR SYSTEM                    TOTALS
  SOFTWARE SUPERVISOR          0          SITE SUPERVISOR         0           SITE SUPERVISOR
  SOFTWARE TECH                0          SOFTWARE TECH           0           SOFTWARE TECH
---------------------------------       -----------------------------       ------------------------
TOTAL TRAINING TIME            0        TOTAL TRAINING TIME       0

10        11        12        13        14        15        16        17        18        19        20
--        --        --        --        --        --        --        --        --        --        --
  0         0         0         0         0         0         0         0         0                   3
 10        10        10        10        15        15        15        15        15        20        20
 20        20        20        20        20        25        25        25        30        30        30
 25        25        25        25        25        30        30        35        35        40        40
 30        30        30        30        30        35        40        45        50        55        60
 30        30        30        30        35        40        45        50        55        60        60


 10        11        12        13        14        15        16        17        18        19        20
---       ---       ---       ---       ---       ---       ---       ---       ---       ---       ---
  0         0         0         0         0         0         0         0         0         0         0
 60        65        70        75        80        85        90        95       100       105       110
 65        70        75        80        85        90        95       100       105       110       115
120       130       140       150       160       170       180       190       200       210       220



 10        11        12        13        14        15        16        17        18        19        20
 --        --        --        --        --        --        --        --        --        --        --
  0         0         0         0         0         0         0         0         0         0         0
 10        10        10        15        15        15        20        20        20        25        25
 10        10        15        15        15        20        20        20        25        25        30
 10        15        15        15        20        20        20        25        25        30        30
 15        15        15        20        20        20        25        25        30        30        35
 15        15        20        20        20        25        25        30        30        35        35

 10        11        12        13        14        15        16        17        18        19        20
 --        --        --        --        --        --        --        --        --        --        --

 0         0         0         0         0         0         0         0         0         0         0
15        20        20        25        30        30        30        35        35        40        40
15        20        20        30        30        35        35        40        40        45        45
20        20        20        35        35        40        40        45        45        50        50




10        11        12        13        14        15        16        17        18        19        20
--        --        --        --        --        --        --        --        --        --        --
 5        10        10        10        10        10        15        15        15        15        15
 5        10        10        10        10        10        15        15        15        15        15
25        30        30        35        35        40        40        45        45        50        50
 0         0         0         0         0         0         0         0         0         0         0




10        11        12        13        14        15        16        17        18        19        20
--        --        --        --        --        --        --        --        --        --        --
 3         3         3         3         3         4         4         4         4         4         4
 3         3         3         3         3         4         4         4         4         4         4
 5         6         6         7         7         8         8         9         9        10        10
 0         0         0         0         0         0         0         0         0         0         0



10        11        12        13        14        15        16        17        18        19        20

        3       4       4       4       4       4       5       5       5        5       5
        3       4       4       4       4       4       5       5       5        5       5
        3       4       4       4       4       4       5       5       5        5       5


       10      11      12      13      14      15      16      17      18       19      20
--------------------------------------------------------------------------------------------
        3       4       4       4       4       4       5       5       5        5       5
        3       4       4       4       4       4       5       5       5        5       5
        3       4       4       4       4       4       5       5       5        5       5



        0
        0

---------

        0






       10      11      12      13      14      15      16      17      18       19      20
--------------------------------------------------------------------------------------------
        2       3       3       3       3       3       3       3       3        3       3
        2       3       3       3       3       3       3       3       3        3       3
        2       3       3       3       3       3       3       3       3        3       3


       10      11      12      13      14      15      16      17      18       19      20
--------------------------------------------------------------------------------------------
        2       3       3       3       3       3       3       3       3        3       3
        2       3       3       3       3       3       3       3       3        3       3
        2       3       3       3       3       3       3       3       3        3       3



        0                               @XINDEX(X252. AR252, =M33 AC246). ERR
        0                               @XINDEX(X260. AR260, =M33 AC247). ERR

---------

                                 LIFTS SHEET K

LENGTH          72          LENGTH          84          LENGTH          96
  8.5       $12,400.00        8.5       $14,667.00        8.5       $16,433.00
   10       $12,400.00         10       $14,667.00         10       $16,433.00
   12       $14,067.00         12       $16,333.00         12       $18,100.00
   13       $14,067.00         13       $16,333.00         13       $18,100.00
   14       $14,067.00         14       $16,333.00         14       $18,100.00
   15       $14,833.00         15       $17,667.00         15       $21,433.00
   16           NA             16       $17,667.00         16       $21,433.00
   17           NA             17           NA             17       $21,433.00
   18           NA             18           NA             18       $21,433.00
   19           NA             19           NA             19       $21,433.00

ADD ON WINGS
 LENGTH
   10       $2,033.00
   12       $2,073.00
   13       $2,113.00
   14       $2,153.00
   15       $2,193.00
   16       $2,233.00

                MEZZANINE SHEET M

                  Frame Pricing

                             span
          ------------------------------------
Load        1         2         3         4
          -----     -----     -----     -----
1         12.08     12.25     12.92     14.75
2         12.67     12.83     13.5      15.17
3         13.33     13.5      14.17     15.83
4         14.17     14.33     15        17.5
5         16.67     17.08     17.5      20



CONFIDENTIAL